UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Alice A. Pellegrino

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-1844

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

During the year ended December 31, 2016, the period of this report, stocks, as measured by the S&P 500 Index,1 endured a correction then recovered and,

despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record for the S&P 500 Index. From January 1, 2016 through December 31, 2016, the S&P 500 Index generated an 11.96% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle with an unexpected outcome.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; it has kept rate increases very gradual, which helps markets better digest and account for such changes.

Going forward, President Trump’s potential policy changes are likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his positions pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of mutual funds as you work toward those goals.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford HLS Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Balanced HLS Fund inception 03/31/1983

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Balanced IA	6.04%	9.63%	5.56%
Balanced IB	5.79%	9.35%	5.30%
S&P 500 Index	11.96%	14.66%	6.95%
Bloomberg Barclays Government/Credit Bond Index	3.05%	2.29%	4.40%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.33%	0.12%	0.80%
Balanced HLS Fund Blended Index	8.33%	9.60%	6.05%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Balanced HLS Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indices have been rebranded as Bloomberg Barclays indices.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.65% and 0.90%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Balanced HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Balanced HLS Fund returned 6.04% for the twelve-month period ended December 31, 2016, underperforming the Fund’s blended benchmark, 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 8.33% for the same period. The S&P 500, Bloomberg Barclays Government/Credit Bond, and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Indices returned 11.96%, 3.05% and 0.33%, respectively. The Fund also underperformed the 7.17% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade. During the twelve-month period, nine of the eleven sectors1 within the S&P 500 Index posted positive returns, led by Energy (+27%), Telecommunication Services (+23%), and Financials (+23%), while Real Estate (-6%) and Healthcare (-3%) fell.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. The U.K.’s momentous vote in June to leave the E.U. led to a spike in global financial market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the European Central Bank (ECB) kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., Fed rhetoric turned more focused on interest rate increases, setting up for a December rate increase. Global government bond yields moved sharply higher in the fourth quarter, particularly following the U.S. presidential election results as President-elect Trump’s

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

3

Hartford Balanced HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

proposed expansionary fiscal policy lifted inflation expectations. In December, the Fed increased rates for only the second time in ten years. While markets had largely anticipated the decision, the Fed’s post-meeting statement and press conference leaned more toward an aggressive interest rate policy than expected.

Developed markets’ government bond prices largely gained outside the U.S. over the period, as global uncertainties kept central banks in easing mode for most of the year. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose more than intermediate- and long-term yields. The U.S. dollar ended higher against a broad basket of currencies over the period, particularly following the U.S. presidential election results and Fed rate increase decision. Emerging market currencies also weakened significantly against the dollar following Trump’s election victory over concerns about potential U.S. trade protectionism. Meanwhile, the U.K. pound depreciated in the aftermath of Brexit.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields outside the U.S. In the U.S., interest income helped offset the impact of higher Treasury yields. On an excess return basis, most credit risk sectors posted positive returns over the period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened during the year. However, this masked considerable volatility in credit risk sector returns, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

During the period, the equity portion of the Fund underperformed the S&P 500 Index while the fixed income portion of the Fund outperformed the Bloomberg Barclays U.S. Government/Credit Index. Asset allocation decisions slightly contributed positively to benchmark-relative performance during the period. The Fund was generally overweight equities and fixed income and underweight cash relative to the blended benchmark.

Equity underperformance versus the S&P 500 Index was driven primarily by security selection. In particular, weak security selection in Healthcare, Financials, and Consumer Staples detracted from relative performance, which was partially offset by stronger selection in Energy and Materials. Sector allocation, which is a residual of the Fund’s bottom-up security selection process, also detracted during the period primarily due to the Fund’s overweight to Healthcare and underweight to Telecommunication Services, which was slightly offset by positive performance from an underweight to Real Estate.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Vertex (Healthcare), Norwegian Cruise Line (Consumer Discretionary), and UCB SA (Healthcare). Vertex, a U.S.-based pharmaceutical company, saw its shares drop after the company received notice from the FDA that it could not approve the company’s label expansion claim for Kalydeco, a cystic fibrosis drug, based on the current application. The company also reported a higher-than-expected discontinuation rate for Orkambi, another cystic fibrosis drug. Shares of Norwegian Cruise Lines, a U.S.-based international cruise operator, fell due to uncertainty regarding how Brexit will affect the travel and leisure industry, in addition to reporting weaker than expected quarterly earnings report that cited terror attacks in Paris, Brussels, and Istanbul as a drag on European cruise revenue. UCB SA, a Belgium-based biopharmaceutical company specializing in central nervous system and immunology therapies sold off during the year, particularly during the first half of 2016, partly due to a modest disappointment in their Romosozumab osteoporosis clinical trial. Allergan (Healthcare) detracted the most on an absolute basis.

Top contributors to relative performance in the equity portion of the Fund during the period were Halliburton (Energy), UnitedHealth Group (Healthcare), and Ingersoll-Rand (Industrials). Halliburton is a U.S. energy services provider. The stock price of the company rose over the year, benefiting from the recovery in oil prices. Furthermore, the market welcomed the abandonment of the merger with Baker Hughes, which was blocked by regulators over concerns for the competitive environment. Shares of UnitedHealth Group, a U.S.-based health care benefits and services provider, rose during the period as the company continued to execute well and exceed consensus revenue and earnings expectations. Ingersoll-Rand, an Irish-based provider of industrial machinery, climate control systems, and security products, saw its shares rise over the year after announcing strong quarterly earnings and revenues and raising its dividend payout by 25% in the fourth quarter. The Fund’s holdings in JPMorgan Chase (Financials) and Microsoft (Information Technology) also contributed positively on an absolute basis.

Outperformance of the fixed income portion of the Fund relative to the Bloomberg Barclays Government/Credit Bond Index during the period was driven by security selection in investment grade (IG) corporate credit, particularly within Industrials, and an overweight allocation to taxable municipals. An out-of-benchmark allocation to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also modestly contributed positively to relative returns during the period. The Fund’s allocation to high yield detracted from relative returns during this period. The Fund’s duration and yield curve positioning also detracted from results relative to the Bloomberg Barclays Government/Credit Bond Index. Though rates rose in the fourth quarter, rates had been falling for most of the year. During this time, the fixed income portion of the Fund was shorter duration than its benchmark.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

4

Hartford Balanced HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

What is the outlook?

We expect the U.S. economy to maintain steady growth in 2017, supported by continued growth in consumer spending and an increase in investment levels, but the range of outcomes is wider than normal given policy uncertainty with respect to the new, incoming administration. Additionally, elevated fiscal/trade policy uncertainty in the U.S. and the rise of nationalist, populist movements in Western democracies pose longer-term risks. Inventories, which have been a headwind to growth over the last 5 quarters, appear to be in better balance heading into 2017, and should no longer be a meaningful drag on the economy. We believe decreased regulation, lower tax rates, and the potential for increased infrastructure spending should also support the economy in the coming year. On the negative side, the strong U.S. dollar and uncertainty surrounding foreign policy and global trade may weigh on growth. We expect the Fed to continue its gradual tightening trajectory, but with an awareness to both the potential inflationary impact of fiscal stimulus when the U.S. is at full employment and the risks to global growth from protectionist policies.

Financials and Consumer Discretionary represented the Fund’s largest sector overweight and underweight, respectively, in the equity portion of the Fund at the end of the period. On the fixed income side the Fund ended the period with a moderately pro-cyclical risk posture, continuing to favor financial issuers within IG credit. The Fund continued to hold out-of-benchmark allocations to high yield, agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS).

At the end of the period, the Fund’s equity exposure was at 63% compared to 60% in its benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type

as of December 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	62.8%

Total	62.8%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.0%
Corporate Bonds	19.6
Foreign Government Obligations	0.3
Municipal Bonds	1.3
U.S. Government Agencies	0.5
U.S. Government Securities	11.4

Total	36.1%

Short-Term Investments	0.9
Other Assets & Liabilities	0.2

Total	100.0%

5

Hartford Capital Appreciation HLS Fund inception 04/02/1984

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Capital Appreciation IA	5.52%	13.49%	6.05%
Capital Appreciation IB	5.24%	13.20%	5.78%
Capital Appreciation IC	4.99%	12.93%	5.52%
Russell 3000 Index	12.74%	14.67%	7.07%
S&P 500 Index	11.96%	14.66%	6.95%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.67%, 0.92% and 1.17%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

6

Hartford Capital Appreciation HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director of Investment Strategy & Risk

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director of Investment Strategy & Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned 5.52% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the Russell 3000 Index, which returned 12.74% for the same period, and the Fund’s other benchmark, the S&P 500 Index, which returned 11.96% for the same period. The Fund also underperformed the 10.98% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index. Nine of the eleven sectors1 in the Russell 3000 Index had positive returns during the period. Energy (+27%), Financials (+25%), and Telecommunication Services (+24%) performed best, while Real Estate (-4%) and Healthcare (-3%) lagged the broader index.

Security selection was the primary detractor from performance relative to the Russell 3000 Index during the period. Selection was weakest within the Information Technology, Healthcare, and Consumer Discretionary sectors. Sector allocation, a result of our bottom-up security selection process, also detracted from performance relative to the Russell 3000 Index during the period. An overweight to the Healthcare sector and an underweight to Energy detracted most from benchmark-relative returns. This was only partially offset by an underweight to Financials in the early part of the year and an underweight to Real Estate, which contributed positively to relative performance. From a factor perspective, low volatility and yield outperformed in the first half of the year, which was a headwind for the Fund. The trend in low volatility reversed in the second half of the year and risk-seeking factors outperformed following the election. An overweight to beta (stocks that are more sensitive to market movements) and small cap, as well as an underweight to momentum

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

7

Hartford Capital Appreciation HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

(stocks with persistent positive price movements), were tailwinds for the Fund during the year, while underweight exposure to dividend yield detracted from performance.

The largest absolute and relative detractors over the period were SunPower (Information Technology), Bristol-Myers Squibb (Healthcare), and Regeneron Pharmaceuticals (Healthcare). Shares of SunPower, a U.S.-based energy company that designs and manufactures crystalline silicon photovoltaic cells, roof tiles, and solar panels, fell during the period on concerns that 2017 earnings will decline as the renewal of investment tax credits in late 2015 has elongated project demand into future years. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. Shares of Regeneron Pharmaceuticals, a U.S.-based biotech company, fell during the period. In February, the company announced poor quarterly earnings and conservative guidance for 2016 which adversely affected the stock price. Additionally, a verdict was reached during the period that Regeneron violated Amgen’s patent on an injectable cholesterol drug. This headline news also weighed on the stock price. Allergan (Healthcare) was a top absolute detractor during the period.

The top contributors to performance relative to the Russell 3000 Index during the period included Sberbank (Financials), Ivanhoe Mines (Materials), and Samsung (Information Technology). Shares of Sberbank, a Russian banking and financial services company, rose during the period. In May, the company reported a record profit for the first quarter of 2016, largely driven by lower borrowing costs and a decline in loan-loss provisions. The stock was additionally supported by geopolitical developments in the latter part of the year. Ivanhoe Mines, a Canadian mineral exploration and development company, saw its stock price rise after announcing a copper discovery early in 2016 and receiving unsolicited interest in the company. The share price of Samsung, a Korean-based manufacturer of consumer electronic products, rose over the period as it announced quarterly results that beat market expectations from strong mobile phone demand. Though shares pulled back slightly in September due to the recall of its Galaxy Note 7 phone, the stock price later recovered. Merck (Healthcare), JPMorgan Chase (Financials), and PNC Financial (Financials) were the top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The election of Donald Trump could prove to be a transformative event for the economy as emphasis on fiscal policies, de-regulation, and a more efficient tax code support an improved growth outlook. However, there currently are many unknowns and this leads to a broader range of potential outcomes. Additional policy detail out of the U.S., the ability of China to extend its current economic cycle, and political developments in Germany and France are key events to watch, in our opinion. From a factor perspective, we have seen strong performance from value in the U.S. We believe we are still relatively early in the value cycle compared to past cycles. However, it’s important to note that value is normally an early cycle factor, and in our opinion, we are not in the early stages. Quality has been more correlated with low volatility recently, so we remain cautious on this exposure.

At the end of the period, the Fund’s largest overweights were to the Financials and Information Technology sectors, while the Fund’s largest underweights were to the Consumer Staples, Real Estate, and Energy sectors, relative to the Russell 3000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.4%
Consumer Staples	5.6
Energy	5.1
Financials	19.0
Health Care	13.9
Industrials	9.3
Information Technology	21.8
Materials	3.7
Real Estate	2.2
Telecommunication Services	1.4
Utilities	2.4

Total	97.8%

Short-Term Investments	2.2
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

8

Hartford Disciplined Equity HLS Fund inception 05/29/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Disciplined Equity IA	5.76%	15.96%	7.52%
Disciplined Equity IB	5.49%	15.67%	7.25%
S&P 500 Index	11.96%	14.66%	6.95%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.76% and 1.01%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the

“Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

9

Hartford Disciplined Equity HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Manager

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Disciplined Equity HLS Fund returned 5.76% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 11.96% for the same period. The Fund also underperformed the 10.33% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap, during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index. During the twelve-month period, nine of the eleven sectors1 within the Russell 1000 Index rose, led by Energy (+27%), Telecommunication Services (+24%), and Financials (+23%). Real Estate (+6%) and Healthcare (-3%) lagged on a relative basis.

The Fund underperformed the S&P 500 Index during the period primarily due to weak security selection, primarily within Information Technology, Consumer Staples, and Consumer Discretionary, which more than offset stronger selection within the Energy and Financial sectors. Sector allocation, which is a residual of the Fund’s bottom-up security selection process, also detracted from benchmark-relative returns during the period. Underweight allocations to the Energy and Telecommunication Services sectors more than offset the positive impact from an underweight to the Real Estate sector.

The largest detractors from performance relative to the S&P 500 Index over the period were Allergan (Healthcare), McKesson (Healthcare), and Signet Jewelers (Consumer Discretionary). Shares of Allergan, a U.S.-based specialty pharmaceutical company, fell during the period as Pfizer walked away from a proposed merger due to changes in the Treasury Department’s tax inversion rules. Shares of McKesson, a U.S.-based pharmaceutical distributor and health care information company, fell over the period as drug distributors generally have been under pressure due to weak generic pricing. We exited the position during the period. Shares of Signet Jewelers, a U.S.-based retailer of jewelry, fell over the period as a result of fears over the quality of their credit business and increased scrutiny around service issues. We exited the position during the period.

The largest contributors to benchmark-relative performance over the period were Bank of America (Financials), JPMorgan Chase (Financials), and UnitedHealth Group (Healthcare). Shares of Bank of America, a U.S.-based global financial services company, rose during the period as the bank has made what many investors consider to be impressive improvements to its business model. It has streamlined operations and right-sized the business so that interest rate increases can be expected to provide an increase to earnings. Shares of JPMorgan Chase, a U.S.-based global financial services company, rose during the period benefiting from the anticipation that the incoming U.S. administration would roll back some post-financial

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

10

Hartford Disciplined Equity HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

crisis regulations. Shares of UnitedHealth Group, a U.S.-based health care benefits and services provider, rose over the period as its traditional benefits business is expected to post organic enrollment growth across each of its three main business lines. Optum, the firm’s health care IT and consulting services division, may also benefit from growth of Optum Rx, OptumInsight, and OptumHealth.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As we enter 2017, we believe the global trend toward a return of inflation remains intact as we expect stronger global growth and higher inflation in 2017. Under a Trump administration, there is a reasonable likelihood of corporate and individual tax reform, both of which we believe would be good for reinvestment and consumption. Trump’s policies are likely to be inflationary and induce a stronger U.S. dollar. We expect that tax cuts will be a centerpiece of the new administration. We believe that corporate tax cuts, including the return of foreign earnings to the U.S. at lower tax rates, may mean a boost for corporate earnings. Several questions remain on implementation and cost. Another boost to the U.S. economy may come from deregulation in areas such as health care, financial services, and energy drilling, which would increase business confidence, lower the cost of doing business, and increase incentives to hire more workers.

However, we think a risk under a Trump presidency is that the U.S. may end up with trade tensions, which would be a hindrance for the U.S. economy, as well as the global economy. We believe there is also the risk of increased geopolitical uncertainty. The reaction of the rest of the world to Trump’s policies regarding trade and other relationships remains a wild card until we see his policies unfold.

Globally, we are encouraged by data coming out of Europe and believe nominal GDP growth and earnings will pick up given the positive economic data surprises in recent months and weakness of the euro. However, we view the French election as a near-term risk, as well as the negotiations surrounding Brexit, which will likely heat up in the first half of the year.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.5%
Consumer Staples	13.8
Energy	3.5
Financials	17.5
Health Care	12.4
Industrials	10.7
Information Technology	19.4
Materials	3.7
Utilities	5.0

Total	99.5%

Short-Term Investments	0.8
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

11

Hartford Dividend and Growth HLS Fund inception 03/09/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Dividend and Growth IA	14.89%	13.96%	7.23%
Dividend and Growth IB	14.58%	13.67%	6.96%
S&P 500 Index	11.96%	14.66%	6.95%
Russell 1000 Value Index	17.34%	14.80%	5.72%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

12

Hartford Dividend and Growth HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned 14.89% for the twelve-month period ended December 31, 2016, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 11.96% for the same period. The Fund underperformed the Russell 1000 Value Index, its other benchmark, which returned 17.34% for the same period. The Fund outperformed the 14.68% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index. During the twelve-month period, nine of the eleven sectors1 within the S&P 500 Index posted positive returns, led by Energy (+27%), Telecommunication Services (+24%), and Financials (+23%), while Real Estate (-6%) and Healthcare (-3%) fell.

Sector allocation, a result of the Fund’s bottom up stock selection process, was the primary contributor to performance relative to the S&P 500 Index during the period. Overweights to the Financials and Energy sectors and an underweight to the Consumer Discretionary sector more than offset the negative impact of an overweight to Healthcare and an underweight to the Information Technology sector. Security selection also contributed positively to returns relative to the S&P 500 Index during the period. Strong selection within Healthcare, Consumer Discretionary, and Industrials was only partially offset by weaker selection within Consumer Staples and Information Technology.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Bank of America (Financials), Prudential Financial (Financials), and JPMorgan Chase (Financials). Bank of America, a U.S.-based bank holding and financial holding company,

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

13

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

saw its stock price rise on expectations of rising interest rates and hope that the Republican sweep of the White House and Congress might relieve regulatory pressures the banking sector has faced since the financial crisis. Prudential Financial, a U.S.-based financial services company, rose for the period after it announced strong operating results and a positive outlook. Profitability of the company was also better than expected given the low interest rate environment. JPMorgan Chase, a U.S.-based financial holding company, was another company whose share price rose following the U.S. presidential election and expectations of reduced regulations in the Financials sector. Top absolute performers during the period included Chevron (Energy).

The Fund’s top detractors from returns relative to the S&P 500 Index were AstraZeneca (Healthcare), Wells Fargo (Financials) and Bristol-Myers Squibb (Healthcare). The stock price of AstraZeneca, a U.K.-based manufacturer of pharmaceutical products, fell over the period after it reported results that disappointed investors and lowered its 2016 guidance. Shares of Wells Fargo, a U.S.-based financial services company, fell during the period, as investors became increasingly concerned that interest rates would not move higher quickly enough to support near-term profitability for the bank, and following allegations that bank employees opened more than 2 million unauthorized accounts to hit sales targets. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell following the release of their Opdivo lung cancer drug trial results, which did not achieve the primary endpoint. Citigroup (Financials) and Cardinal Health (Healthcare) were also top absolute detractors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

At the start of the year, the outlook that interest rates would remain lower for a longer than expected period led to declines in oil prices and increased pressure on bank earnings. A rising probability of Clinton being elected as president also contributed to skepticism about bank earnings as investors anticipated higher regulatory hurdles with a Democratic administration. This challenging environment reversed in November with the surprising result in which Donald Trump won over Hillary Clinton, and Republicans swept both houses of Congress.

We believe rates will rise incrementally and will at least be higher in 2017 than they were in 2016. Oil prices have gotten a boost following the Organization of the Petroleum Exporting Countries’ (OPEC) decision to cut supply. Although we do not believe that economic growth will necessarily be exceptionally robust, we do believe that these marginal improvements should lead to more rational market behavior. For example, higher rates should allow capital to be allocated in a more “normal” fashion. We believe distortions to capital allocation were introduced when rates were so far below normal. Internationally, we expect Europe should benefit from growth in the U.S. Likewise, China should also share in positive momentum in the U.S. though debt issues could dampen the effect of tailwinds.

We are finding valuation across sectors to be compelling for a smaller group of sectors as equity markets appear to be discounting robust economic growth. As a result, we have been taking profits, selling higher multiple energy companies, and adding to companies with more compelling relative valuations and solid fundamentals. We also added to the Fund’s position in Apple, which has not participated in the “Trump rally” following the U.S. presidential election.

We continue to focus on valuations and company fundamentals. During the year, we gained confidence in this approach to company analysis as the Fund’s positioning with overweight allocations to Financials and Energy has been rewarded. Although we did not anticipate the Brexit result or the Trump victory in the U.S. presidential election, which were key events driving market performance this year, we had established downside protection prior to those events by investing in companies that had lowered their breakeven profit levels by lowering their cost bases. These companies performed best when markets rose rapidly following the U.S. elections, and the result was the strongest relative performance quarter in the recent history of the approach. The majority of the full year performance was generated in the final quarter of the year.

At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Financials, Energy, and Utilities sectors, while the Fund’s largest underweights were to Information Technology and Consumer Discretionary.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

14

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	7.1%
Consumer Staples	6.3
Energy	10.1
Financials	24.7
Health Care	13.8
Industrials	10.5
Information Technology	14.0
Materials	3.6
Real Estate	0.5
Telecommunication Services	2.2
Utilities	4.7

Total	97.5%

Short-Term Investments	2.3
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

15

Hartford Global Growth HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Global Growth IA	1.95%	14.62%	4.61%
Global Growth IB	1.71%	14.34%	4.35%
MSCI World Growth Index (Gross)	3.21%	11.04%	5.30%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI World Growth Index (Gross) is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.81% and 1.06%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the

“Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

16

Hartford Global Growth HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Matthew D. Hudson, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Global Growth HLS Fund returned 1.95% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the MSCI World Growth Index (Gross), which returned 3.21% for the same period. The Fund also underperformed the 2.60% average return of the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index (Gross). 2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets, such as equities. First, the Bank of Japan (BOJ) cut its benchmark rate to negative territory in January. Next, the People’s Bank of China (PBOC) lowered the reserve-requirement ratio in an effort to boost growth. Finally, European Central Bank (ECB) President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. In June, the British electorate voted to leave the European Union (Brexit). The Brexit vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its policy stance of maintaining low to near zero interest rates. In the U.S., solid economic data helped investors shrug off the Federal Reserve’s (Fed) ramped-up statements suggesting plans to further raise rates during May.

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. Stocks rallied following Donald Trump’s victory in the U.S. Presidential election in November on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI EAFE Index, respectively, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively. Within the MSCI World Growth Index (Gross), seven of eleven sectors1 posted positive returns during the period. Energy (+28%), Materials (+12%), and Industrials (+11%) gained the most, while the Healthcare (-10%), Real Estate (-6%), and Telecommunication Services (-3%) sectors lagged the most on a relative basis.

The Fund’s underperformance versus the MSCI World Growth Index (Gross) was driven by sector allocation, a result of the Fund’s bottom-up security selection process. The Fund’s underweights to Industrials and Materials and an overweight to Healthcare detracted the most from relative performance. This was partially offset by positive contribution from an overweight to Information Technology. Security selection slightly detracted from benchmark-relative results over the period. Selection within Industrials, Consumer Discretionary and Healthcare detracted the most, which was partially offset by stronger selection within Information Technology and Energy.

The top detractors from the Fund’s performance relative to the MSCI World Growth Index (Gross) were Allergan (Healthcare), Bristol-Myers Squibb (Healthcare), and Apple (Information Technology). Allergan, a U.S.-based high quality specialty pharmaceutical company, underperformed analysts’ expectations; after having announced a merger with Pfizer in the fourth quarter, the Treasury’s recent changes to tax inversion rules caused Pfizer to walk away from the deal, which led to a slump in Allergan’s stock price. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

17

Hartford Global Growth HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

Opdivo failed during the third quarter of 2016. Shares of Apple, a U.S.-based mobile communication and media devices company, rose during the period after the company announced better than expected sales of its new iPhone 7 in the fourth quarter. Not owning this benchmark-constituent detracted from relative performance. Top absolute detractors also included Unione Di Banche (Financials).

Top contributors to performance relative to the MSCI World Growth Index (Gross) included Nintendo (Information Technology), Pioneer (Energy), and Assured Guaranty (Financials). Nintendo, a Japan-based gaming device and software company, saw its stock price rise during the period due to the release of its Pokemon GO game and announcing the release of Super Mario Run on the iPhone. Shares of Pioneer, a U.S.-based oil and gas exploration and production company, rose during the period as the company benefited from the recovery in commodity prices and after it raised its production growth outlook. The stock price of Assured Guaranty, a U.S.-based insurance company, rose for the year after it announced earnings results in November that beat market expectations. Comcast (Consumer Discretionary) was a top absolute contributor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we believe that the global economy seems poised for moderate growth in 2017. Economic conditions are broadly improving. A combination of monetary and fiscal policies in the United States, Japan, and Europe should have a positive influence while policy reforms in India and a rising middle class in China are driving growth in those countries. If President-elect Trump can deliver on his promises for lower corporate taxes, less regulation, and further fiscal stimuli, we feel this should contribute to growth in the United States in particular. We believe, however, that these potential positives must be balanced with the risks associated with the possibilities of increased protectionism, the threat of trade wars, the impact of a stronger U.S. dollar, higher interest rates, and heightened geopolitical risk.

At the end of the period, the Fund’s largest sector overweights were to the Information Technology and Financials sectors while the Fund was most underweight Consumer Staples, Industrials, and Healthcare, relative to the MSCI World Growth Index (Gross).

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Country

as of December 31, 2016

Country	Percentage of Net Assets
Australia	1.4%
Belgium	1.0
Brazil	0.6
Canada	0.7
China	3.2
Denmark	1.2
France	1.5
Germany	2.1
Hong Kong	1.5
India	1.1
Indonesia	1.0
Ireland	1.9
Israel	0.8
Italy	0.7
Japan	5.8
Netherlands	0.5
Portugal	0.7
Russia	0.6
South Korea	1.3
Spain	0.6
Sweden	1.2
Switzerland	2.4
Taiwan	1.4
United Kingdom	6.3
United States	59.5
Short-Term Investments	1.3
Other Assets & Liabilities	(0.3)

Total	100.0%

18

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Growth Opportunities IA	-0.49%	16.93%	7.89%
Growth Opportunities IB	-0.77%	16.62%	7.62%
Growth Opportunities IC	-1.01%	16.35%	7.36%
Russell 3000 Growth Index	7.39%	14.44%	8.28%
Russell 1000 Growth Index	7.08%	14.50%	8.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.65%, 0.90% and 1.16%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

19

Hartford Growth Opportunities HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned -0.49% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 7.39% and 7.08%, respectively, for the same period. The Fund also underperformed the 2.81% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, respectively, outperformed large-cap equities, as measured by the S&P 500 Index. All three groups posted positive returns during the twelve-month period. Nine out of eleven sectors1 in the Russell 3000 Growth Index rose during the period, led by Telecommunication Services (+24%) and Utilities (+21%), while Healthcare (-7%) and Real Estate (-6%) lagged on a relative basis.

Security selection within Information Technology, Healthcare, and Financials was the primary detractor from benchmark-relative performance during the period. Positive selection in Energy and Consumer Discretionary was not enough to offset negative results elsewhere in the portfolio. Sector allocation, a result of the bottom-up stock selection process, was also a detractor from benchmark-relative performance over the period, due to an overweight to Healthcare and underweights to Telecommunication Services and Materials. This was partially offset by the positive impact from an overweight to Energy.

The top relative detractors from performance relative to the Russell 3000 Growth Index during the period included Apple (Information Technology), athenahealth (Healthcare), and McKesson (Healthcare). An underweight to Apple, a U.S.-based designer and manufacturer of consumer electronics, software, and computers,

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

20

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

during the period detracted from relative results following stronger-than-expected pre-order numbers for the iPhone 7. We exited the position during the period. Shares of athenahealth, a U.S. cloud-based business services company focused on the health care industry, fell during the period. The company had a choppy start to the year after undergoing some recent additions to their physician interface and transitions among their management team. A significant earnings miss in the third quarter also weighed on the stock price. We exited the position during the period. Shares of McKesson, a U.S.-based pharmaceutical distributor and health care information technology company, fell during the period after the company lowered their 2017 guidance due to lower branded drug inflation and an increase in competitive pricing within the independent pharmacy space. Top absolute detractors during the period also included Tableau (Information Technology) and Allergan (Healthcare).

The top relative contributors to performance relative to the Russell 3000 Growth Index during the period were Netflix (Consumer Discretionary), Zillow (Information Technology), and Gilead Sciences (Healthcare). Shares of Netflix, a U.S.-based provider of subscription services for television shows and movies via mail and digital distribution, rose during the period following the release of strong third quarter earnings that beat consensus estimates. Shares of Zillow, a U.S. based online real estate listing company, rose as the company is reaping the benefits of its acquisition of Trulia and its accelerating revenue. Shares of Gilead Sciences, a U.S.-based research-focused biopharmaceutical firm, fell as future growth catalysts are difficult to handicap as the scientific challenges surrounding the firm’s pipeline initiatives remain formidable. Not holding this benchmark constituent contributed positively to relative returns during the period. Priceline (Consumer Discretionary) and Amazon (Consumer Discretionary) were among the top absolute contributors.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Following the November presidential election, the reflation trading theme related to expectations around increased fiscal stimulus dominated the narrative, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum,” the 2013 surge in U.S. Treasury yields after the Federal Reserve scaled back quantitative easing. A Republican majority in Congress may result in tax reform, less business regulation, repatriation of cash from U.S. multinational companies, and more short-term fiscal stimulus, which could support near-term growth. We will continue to seek to identify companies that fit our investment criteria by employing our bottom-up investment process.

At the end of the period, the Fund was most overweight the Financials and Energy sectors and most underweight the Consumer Staples and Healthcare sectors, relative to the Russell 3000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.7%
Consumer Staples	3.5
Energy	6.8
Financials	9.7
Health Care	12.4
Industrials	13.5
Information Technology	29.8
Materials	6.2
Real Estate	1.1

Total	99.7%

Fixed Income Securities
Corporate Bonds	0.1%
Short-Term Investments	0.9
Other Assets & Liabilities	(0.7)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

21

Hartford Healthcare HLS Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Healthcare IA	-8.39%	19.33%	10.55%
Healthcare IB	-8.64%	19.03%	10.27%
S&P Composite 1500 Health Care Index	-2.05%	17.18%	9.97%
S&P 500 Index	11.96%	14.66%	6.95%
Spliced Index	-4.28%	17.19%	10.24%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500

Health Care Index due to S&P announcing that the S&P North American Health Care

Sector Index would be discontinued. Effective May 2, 2016, the S&P North American

Health Care Sector Index was discontinued.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index was a modified capitalization-weighted index based on United States headquartered health care companies.

Spliced Index is calculated by Hartford Funds Management Company, LLC (“HFMC”)

and returns from April 1, 2016 to December 31, 2016 represent the S&P Composite 1500 Health Care Index and returns prior to April 1, 2016 represent the S&P North American Health Care Sector Index.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.87% and 1.12%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

22

Hartford Healthcare HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Healthcare HLS Fund returned -8.39%, for the twelve-month period ended December 31, 2016, underperforming the Fund’s Spliced Index1, which returned -4.28% for the same period. The Fund also underperformed the Fund’s other benchmark, the S&P 500 Index, which returned 11.96% for the same period. The Fund outperformed the -11.21% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care equities (-2%) underperformed both the broader U.S. market (+12%) and the global equity market (+8%) during the period, as measured by the S&P 1500 Healthcare, S&P 500 Index, and the MSCI World Indices, respectively. Within the Fund’s Spliced Index, small-cap biopharma returned (-23%), mid-cap biopharma returned (-42%), and large-cap biopharma returned (-7%), while medical technology returned (+6%) and health services returned (+1%).

The Fund underperformed its Spliced Index over the period due primarily to unfavorable sector allocation decisions. An overweight to mid- and small-cap biopharma detracted from relative results during the period, more than offsetting positive results from an underweight to large-cap biopharma and an overweight to medical technology. Security selection contributed positively to performance relative to the Spliced Index. Security selection was strongest in mid-cap biopharma and health care services. This was partially offset by weaker selection in large-cap biopharma and medical technology over the period.

Johnson & Johnson (biopharma), Merck (biopharma), and Allergan (biopharma) were the top detractors from performance relative to the

Spliced Index. A significant underweight to Johnson & Johnson, a U.S.-based medical device and pharmaceutical manufacturer, detracted from returns relative to the Spliced Index during the period as the stock held up well given the defensive nature of its broadly diversified business. An underweight to Merck, a U.S. pharmaceutical company, detracted from returns relative to the Spliced Index during the period as the stock saw strong performance following the surprise failure of key competitor Bristol-Myers Squibb’s immuno-oncology drug trial. We eliminated the position during the period. Shares of Allergan, an Ireland-based specialty pharmaceutical company, fell following the U.S. Treasury’s new tax inversion regulations that ultimately terminated the proposed merger between Allergan and Pfizer. Regeneron (biopharma) and McKesson (Healthcare) were top detractors from absolute performance during the period.

Gilead Sciences (biopharma), TESARO (biopharma), and Valeant Pharmaceuticals (biopharma) contributed positively to results relative to the Spliced Index over the period. Shares of Gilead Sciences, a U.S.-based research-focused biopharmaceutical firm, fell as future growth catalysts are difficult to handicap as the scientific challenges surrounding the firm’s pipeline initiatives remain formidable. Eliminating the Fund’s position during the period contributed positively to performance relative to the Spliced Index. Shares of TESARO, a U.S.-based oncology-focused biopharmaceutical company, contributed positively to performance relative to the Spliced Index during the period as the stock rose after the company posted positive phase 3 data for their ovarian cancer drug. Shares of Valeant Pharmaceuticals, a global specialty drugs manufacturer, declined significantly during the period, as lower earnings, financial forecasts, and concerns over potential bond defaults led to a sharp sell-off. Not owning this benchmark constituent contributed positively

[1]	Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Benchmark returns represent the S&P North American Health Care Sector Index from October 31, 2015 through March 31, 2016 and the S&P Composite 1500 Health Care Index from April 1, 2016 to December 31, 2016.

23

Hartford Healthcare HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

to performance relative to the Spliced Index. UnitedHealth Group (Healthcare) and WellCare Health Plan (Healthcare) were top contributors to absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The results of the U.S. presidential elections in November introduced an element of near-term uncertainty to the prospects for Healthcare equities. We await policy specifics from the new Administration and Congress on the future of the Affordable Care Act (ObamaCare), the potential regulation, or lack thereof, of drug pricing, corporate tax reform, and other relevant topics. We generally favor companies developing innovative products, and companies providing solutions to the challenges of the health care system. Such companies should be comparatively well positioned regardless of the regulatory environment. Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge Western-style health care should continue to drive growth of the sector, in our opinion.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the health-care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	0.4%
Health Care	98.6

Total	99.0%

Short-Term Investments	1.2
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

24

Hartford High Yield HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
High Yield IA	14.25%	6.41%	6.73%
High Yield IB	13.99%	6.15%	6.47%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	17.13%	7.36%	7.45%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indices have been rebranded as Bloomberg Barclays indices.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.76% and 1.01%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

25

Hartford High Yield HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford High Yield HLS Fund returned 14.25%, for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 17.13% for the same period. The Fund outperformed the 13.24% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan (BOJ) introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the European Central Bank (ECB) announced significant easing measures. A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. The U.K.’s momentous vote in June to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off.

Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., Federal Reserve (Fed) rhetoric turned more focused on interest rate increases, setting up for a December rate increase. Global government bond yields moved sharply higher in the fourth quarter, particularly following the U.S. presidential election results as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. In December, the Fed increased rates for only the second time in ten years. While markets had largely anticipated the decision, the Fed’s post-meeting statement and press conference leaned more toward an aggressive interest rate policy than expected.

Developed markets’ government bond prices largely gained outside the U.S. over the period, as global uncertainties kept central banks in easing mode for most of the year. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose more than intermediate- and long-term yields. The U.S. dollar ended higher against a broad basket of currencies over the period, particularly following the U.S. election results and Fed rate increase decision. Emerging market currencies also weakened significantly against the dollar following Trump’s election victory over concerns about potential U.S. trade protectionism. Meanwhile, the U.K. pound depreciated in the aftermath of Brexit.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields outside the U.S. In the U.S., interest income helped offset the impact of higher Treasury yields. On an excess return basis, most credit risk sectors including high yield, emerging markets debt, and investment grade corporates posted positive returns over the period, as credit spreads tightened during the year. However, this masked considerable volatility in credit risk sector returns, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 17.13% for the twelve-months ended December 31, 2016 and outperformed duration equivalent treasuries by 15.73%. The Option-Adjusted Spread of the index was 4.09% on December 31, 2016, a decrease of 2.51% from December 31, 2015.

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, primarily as a result of sector allocation, due largely to an underweight allocation to Metals and Mining and Energy, as these two sectors represented the top performing sectors in the market, returning more than 50% and 40%, respectively. Additionally, an overweight allocation to the Healthcare

26

Hartford High Yield HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

sector also detracted, as the sector struggled over the uncertainty surrounding the future of the Affordable Care Act. On the other hand, an underweight allocation to the transportation industry contributed positively to relative returns over the period, as the sector lagged the overall index.

In aggregate, security selection contributed positively to performance relative to the Barclays U.S. Corporate High Yield Bond Index over the period. Security selection was positive in the cable satellite and consumer cyclical services industries. Within cable satellite, a lack of exposure to Intelsat contributed positively to performance. We continue to take a cautious approach with Intelsat and remain concerned with the company’s liquidity position. Within the consumer cyclical services, an overweight to Quad/Graphics (Industrials) helped relative performance. However, this positive selection was partially offset by negative selection within the media entertainment sector, as an overweight to Tegna (Consumer Discretionary) negatively affected relative returns. Additionally, selection within Healthcare and Financial Services detracted from relative results over the period. The Fund’s underweight to BB-rated bonds, which underperformed the broader index, contributed positively to benchmark-relative performance during the period.

The Fund’s credit default swap positions on the CDX index, which are used to tactically adjust the Fund’s exposure to the market, had a positive impact on relative performance during the period.

What is the outlook?

We remain constructive on high yield, given the current backdrop of stable company fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. While we continue to monitor global political risks, we believe valuations are reasonable relative to the Fund’s outlook, particularly given our expectation that defaults will decline over the course of 2017. While we expect uncertainty to persist over the next several months, we continue to take a long-term, issuer-specific approach to finding what we view as opportunities in this market. We are most positive on the U.S. economy, and, therefore, emphasize issuers that benefit from a stable or growing U.S. domestic economy. Conversely, we are closely monitoring the Fund’s position in U.S. hospitals, given potential changes to the regulatory environment. While we continue to monitor potential impacts on global growth due to the increased political uncertainty and potential trends toward more protectionist policies, we believe strong investor demand will continue to support the high yield market. We expect the seemingly insatiable global demand for yield to persist due to low absolute levels of interest rates around much of the globe. We believe this “search for yield” is likely to provide a tailwind for high yield markets going forward.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Security Type

as of December 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	1.0
Corporate Bonds	91.7
Senior Floating Rate Interests	0.8

Total	93.5%

Equity Securities
Common Stocks	1.4%

Total	1.4%

Short-Term Investments	3.6
Other Assets & Liabilities	1.5

Total	100.0%

27

Hartford International Opportunities HLS Fund inception 07/02/1990

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
International Opportunities IA	1.26%	7.70%	3.43%
International Opportunities IB	0.94%	7.42%	3.17%
MSCI All Country World ex USA Index (Gross)	5.01%	5.48%	1.42%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index (Gross) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.74% and 0.99%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

28

Hartford International Opportunities HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of the Hartford International Opportunities HLS Fund returned 1.26% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the MSCI All Country World ex USA Index (Gross), which returned 5.01% for the same period. The Fund outperformed the -0.20% average return of the Lipper International Multi-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities rose over the twelve-month period, as measured by the MSCI All Country World ex USA Index (Gross). 2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the Bank of Japan (BOJ) cut its benchmark rate to negative territory in January. Next, the People’s Bank of China (PBOC) lowered the reserve-requirement ratio in an effort to boost growth. Finally, European Central Bank (ECB) President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. In June, the British electorate voted to leave the European Union (Brexit). The Brexit vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. In the U.S., solid economic data helped investors shrug off the Federal Reserve’s (Fed) ramped-up statements suggesting plans to further raise rates during May.

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit vote shock. Stocks rallied following Donald Trump’s victory in the U.S. Presidential election in November on expectations that Trump will reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

During the twelve-month period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI All Country World ex USA Index (Gross), and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index. Within the MSCI All Country World ex USA Index (Gross), five of the eleven sectors1 posted positive returns during the period; Energy (+32%), Materials (+28%), and Information Technology (+11%) rose the most, while Healthcare (-13%), Real Estate (-7%), and Telecommunication Services (-4%) fell.

The Fund underperformed the MSCI All Country World ex USA Index (Gross), due primarily to security selection, while sector allocation also detracted from performance. Security selection was weakest within the Consumer Discretionary, Consumer Staples, and Energy sectors. This was partially offset by stronger selection within the Materials and Information Technology sectors. Sector allocation, a result of our bottom-up security selection process, also detracted from benchmark-relative performance during the period. An underweight to the Materials sector early in the period and an overweight to the Healthcare sector detracted from benchmark relative returns, which was partially offset by an underweight to Telecommunication Services. On a regional basis, the Fund’s overweight to and security selection within Europe detracted the most; this was slightly offset by positive performance from security selection in Japan.

Top detractors from performance relative to the MSCI All Country World ex USA Index (Gross) during the period included Sky (Consumer Discretionary), Luxottica Group (Consumer Discretionary), and International Consolidated Air (Industrials). Sky, a U.K.-based pay TV provider, saw its stock price fall late in the period

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

29

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

as the Brexit referendum results put significant downward pressure on the British pound. Sky shares were also affected by concerns around their competitive position in pay-TV to over-the-top content providers. The stock price of Luxottica Group, an Italian-based eyewear maker and retailer, has been weak due to concerns around the stability of the Italian economy as well as the company’s competitive dynamics in the U.S. Shares of International Consolidated Air, the parent company of British Airways, also fell as a result of Brexit; the referendum results have increased levels of economic uncertainty, which could put additional pressure on the company’s business. China Life (Financials) and Intesa Sanpaolo (Financials) were top absolute detractors during the period.

The largest absolute and relative contributors to returns included Taiwan Semiconductor (Information Technology), Daito Trust (Real Estate), and TransCanada (Energy). Shares of Taiwan Semiconductor, the world’s largest dedicated independent semiconductor foundry, rose as demand for high performance chips increased with the launch of the new iPhone model and high-end Android devices. Shares of Daito Trust, a Japanese real estate company, rose as their business continued to enjoy favorable market conditions as demand for low-cost rental housing remains fairly strong and the company has actively returned money to shareholders in the form of higher dividends and share buybacks. TransCanada, a Canadian energy infrastructure company, reported first quarter results in April which beat market consensus estimates for earnings and cash flow, sending the stock price of the company higher.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The market has slowly appeared to transition from one driven by “lower for longer” interest rates and deflationary fears to one that is now pricing in higher interest rates and inflation. The deflationary risks have slowly been abating globally throughout the course of the year, which we believe has been driven by the improving data out of China following the measures the government took to stimulate the economy earlier this year. We have been positioning the portfolio to benefit from equities that we believe had the risk of deflation overly discounted in their valuation and the management team had a credible plan to improve returns on capital. The U.S. election outcome did not materially change this reflationary trend, in our opinion. However, we believe it did increase the chance that the pervasive regulation that has depressed valuations in the Financials sector since the global financial crisis might improve, making for a better environment for security selection in the sector. The political backdrop in Europe remains stable despite growing concerns over the state of the European Union and is creating compelling opportunities in parts of the market, in our opinion.

At the end of the period, relative to the MSCI All Country World ex USA Index (Gross), the Fund was most overweight Energy, Real Estate, and Information Technology, and most underweight Consumer Discretionary, Telecommunication Services, and Utilities. On a regional basis, the Fund ended the period with an overweight to Europe, including the U.K. The Fund ended the period underweight Asia, including Japan, and Emerging Markets.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Currency

as of December 31, 2016

Description	Percentage of Net Assets
Australian Dollar	0.9%
Brazilian Real	0.4
British Pound	11.4
Canadian Dollar	8.0
Euro	38.2
Hong Kong Dollar	2.5
Indian Rupee	2.3
Japanese Yen	11.6
Mexican Peso	0.7
South African Rand	0.4
South Korean Won	4.0
Swedish Krona	0.6
Swiss Franc	8.8
Taiwanese Dollar	2.3
United States Dollar	7.7
Other Assets & Liabilities	0.2

Total	100.0%

30

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	7.0%
Consumer Staples	11.5
Energy	10.3
Financials	21.2
Health Care	6.8
Industrials	13.6
Information Technology	11.5
Materials	7.5
Real Estate	6.1
Telecommunication Services	2.5
Utilities	1.1

Total	99.1%

Short-Term Investments	0.7
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

31

Hartford MidCap HLS Fund inception 07/14/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
MidCap IA	11.98%	16.17%	8.91%
MidCap IB	11.69%	15.88%	8.64%
S&P MidCap 400 Index	20.74%	15.33%	9.16%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.70% and 0.95%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the

“Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

32

Hartford MidCap HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap HLS Fund returned 11.98% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 20.74% for the same period. The Fund outperformed the 6.62% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product

(GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index. Within the S&P MidCap 400 Index, ten of eleven sectors1 posted positive returns during the period. The Materials (+37%), Financials (+31%), and Industrials (+29%) sectors posted the highest returns while the Real Estate (-3%) sector lagged on a relative basis.

The Fund’s underperformance relative to the S&P MidCap 400 Index during the period was driven by weak security selection. Security selection in the Information Technology, Financials, and Healthcare sectors detracted the most, which more than offset stronger selection in Energy. Sector allocation, a result of the bottom-up security selection process, contributed positively to relative returns over the period. An underweight to Real Estate and an overweight to Industrials contributed positively to relative returns, which more than offset negative performance from an overweight to Healthcare and an underweight to Materials.

Top detractors from relative and absolute performance during the period were Alkermes (Healthcare), TripAdvisor (Consumer Discretionary), and SunPower (Information Technology). The stock of Alkermes, a U.S. biopharmaceutical company, fell after the company announced discouraging results from one of its trials early in the year. TripAdvisor, a U.S. online travel company, suffered from a number of analyst downgrades in early 2016 and reported a decline in net profits in May, putting downward pressure on the share price. Shares of SunPower, a U.S.-based solar energy company, fell as Chinese competition eager to sell excess inventory drove down pricing.

Top contributors to relative performance during the period were MSC Industrial Direct (Industrials), Ionis Pharmaceuticals (Healthcare), and Jones Lang LaSalle (Real Estate). Shares of MSC Industrial

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

33

Hartford MidCap HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

Direct, a U.S.-based retailer of industrial products including tools, hardware, fittings, valves and raw materials, rose as the company is actively investing to consolidate operations in a highly fragmented industrial supply industry. Shares of Ionis Pharmaceuticals, a U.S.-based pharmaceutical company, rose over the period as it announced positive data for its lipid-lowering drug volanesorsen in the fourth quarter. The stock price of Jones Lang LaSalle, a U.S. professional services and investment management company specializing in real estate, fell over the period, as volatile equity and credit markets at the start of the year resulted in lower sales and leasing volumes of commercial property. Not holding this benchmark constituent contributed positively to relative returns. Vantiv (Information Technology) and M&T Bank (Financials) were also top absolute contributors over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund invests in a diversified portfolio of U.S. mid cap blue-chip market leaders. The Fund’s portfolio is not designed around particular macroeconomic or political outcomes. A Republican majority in Congress may result in tax reform, less business regulation, and more short term fiscal stimulus, which could support near term growth. However, we believe the election of Donald Trump has created more uncertainty than the market is currently reflecting.

As a result of our bottom-up, company specific process based on FVE (fundamentals, valuation, and expectations), the Fund ended the period overweight the Industrials, Healthcare, and Information Technology sectors. The Fund’s Industrial holdings include market leaders across waste disposal, credit reporting agencies, and leading niche manufacturers. The Fund’s largest underweight at the end of the period was to the Real Estate sector, and more specifically real estate investment trusts (REITs), which we continued to view as unattractive.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	7.6%
Consumer Staples	0.7
Energy	6.5
Financials	16.0
Health Care	14.2
Industrials	25.3
Information Technology	23.7
Materials	3.4
Utilities	2.3

Total	99.7%

Short-Term Investments	0.3
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

34

Hartford MidCap Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
MidCap Value IA	12.82%	15.21%	7.38%
MidCap Value IB	12.56%	14.92%	7.11%
Russell 2500 Value Index	25.20%	15.04%	6.94%
Russell MidCap Value Index	20.00%	15.70%	7.59%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.84% and 1.09%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

35

Hartford MidCap Value HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Manager

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap Value HLS Fund returned 12.82% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 25.20% for the same period, and the Fund’s other benchmark, the Russell MidCap Value Index, which returned 20.00% for the same period. The Fund also underperformed the 15.62% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index. Within the Russell 2500 Value Index, ten out of eleven sectors1 posted positive returns during the twelve-month period. The Materials (+46%), Financials (+37%), and Energy (+36%) sectors performed the best while the Real Estate (-1%) sector was the only one that fell over the period.

The Fund’s underperformance relative to the Russell 2500 Value Index was largely driven by weak security selection. Negative stock selection within the Consumer Discretionary, Industrials, and Materials sectors more than offset positive stock selection within Consumer Staples and Utilities. Sector allocation, a result of the bottom-up security selection process, contributed positively to relative results over the period, primarily due to an underweight to Real Estate and an overweight to Energy. An overweight to Consumer Discretionary and an underweight to Financials detracted from benchmark-relative performance over the period.

The largest detractors from absolute returns and returns relative to the Russell 2500 Value Index included Performance Sports Group (PSG) (Consumer Discretionary), Norwegian Cruise Lines (Consumer Discretionary), and Hertz (Industrials). Shares of Performance Sports Group (PSG), a Canada-based manufacturer of sports equipment, fell during the period as the company announced a significant sales and earnings miss in their Easton baseball equipment business. Shares of Norwegian Cruise Lines, a U.S.-based international cruise operator, fell due to uncertainty regarding how Brexit will affect the travel and leisure industry, in addition to first quarter 2016 earnings below market expectations citing recent terror attacks in Paris, Brussels, and Istanbul as a drag on European cruise revenue. The stock price of Hertz, a U.S.-based car rental company, fell as the company released quarterly earnings which were below consensus expectations.

The largest contributors to performance relative to the Russell 2500 Value Index included Comerica (Financials), Microsemi (Information Technology), and Zions Bancorporation (Financials).

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

36

Hartford MidCap Value HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

Comerica, a U.S.-based financial services company, saw its stock price rise after the U.S. election on expectations that the incoming White House administration would roll back some regulations in the financial sector. Shares of Microsemi, a U.S.-based designer and manufacturer of analog and mixed-signal semiconductor solutions, rose after it became a subject of takeout rumors. Zions Bancorporation, a U.S.-based financial holding company, was another beneficiary of the U.S. presidential election as it saw its shares rise after the Trump victory. Top absolute contributors during the period included Diamondback Energy (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Unlike 2016, we enter 2017 with a strong consensus around continued economic expansion. Our team projects stronger global growth, higher inflation, and three more Fed rate increases in 2017. We expect U.S. GDP growth at 2.5%, with a steady rate of consumer spending, a lift in investment spending as increased investor confidence leads to some loosening of corporate purse strings, and less drag from the inventory cycle. We believe that there is good economic momentum currently, but whether it is sustained will depend on the sequencing of events, the details of new policy, the trajectory of interest rates, the reaction of foreign governments and currency markets, and the obvious risks of a Trump presidency. The benefits from fiscal stimulus or tax reform will likely have more impact in 2018 and beyond, thus there is risk of some transitional disappointment in 2017. We acknowledge more uncertainty than usual as we try and project forward earnings for the Fund’s portfolio companies, as we consider the possibilities of trade policy, corporate tax reform (including “border adjustability”), the Affordable Care Act’s (ACA) repeal and replacement, likely continued upward pressure on the dollar, and tighter labor markets. For now we believe the Fund’s pro-cyclical positioning remains appropriate given the pro-U.S. growth priorities of the new administration, but we will need to be flexible as policy details emerge.

The Fund ended the period most overweight Information Technology, Materials, and Consumer Discretionary, and most underweight the Real Estate, Financials, and Utilities sectors, relative to the Russell 2500 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.7%
Consumer Staples	2.3
Energy	8.7
Financials	23.7
Health Care	3.5
Industrials	12.2
Information Technology	14.5
Materials	9.5
Real Estate	7.9
Telecommunication Services	0.7
Utilities	4.9

Total	98.6%

Short-Term Investments	1.0
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

37

Hartford Small Cap Growth HLS Fund inception 05/02/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Small Cap Growth IA	12.37%	15.00%	8.77%
Small Cap Growth IB	12.08%	14.71%	8.49%
Russell 2000 Growth Index	11.32%	13.74%	7.76%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.66% and 0.91%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Performance information through July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, Hartford Investment Management Company (“HIMCO”). As of July 21, 2010, HIMCO no longer serves as an additional sub-adviser to the Fund.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Effective March 6, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

38

Hartford Small Cap Growth HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small Cap Growth HLS Fund returned 12.37% for the twelve-month period ended December 31, 2016, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 11.32%. For the same period, the Fund outperformed the 10.64% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product

(GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index.

Ten of the eleven sectors1 in the Russell 2000 Growth Index had positive returns during the period. Materials (+32%), Energy (+31%), and Industrials (+29%) performed best, while Healthcare (-9%) lagged the broader index.

Security selection was the primary driver of the Fund’s outperformance relative to the Russell 2000 Growth Index. Selection was strongest within the Healthcare, Financials, and Consumer Discretionary sectors, and weakest within the Information Technology and Materials sectors. Sector allocation, which is a result of the Fund’s bottom-up security selection process, also contributed positively to relative results. An underweight to Healthcare and overweights to Financials and Energy contributed positively to benchmark-relative performance, while underweights to Industrials and Consumer Discretionary detracted from benchmark-relative performance.

Burlington Stores (Consumer Discretionary), TESARO (Healthcare), and RSP Permian (Energy) were top relative contributors to benchmark-relative results over the period. Burlington Stores, a U.S.-based off-price apparel retailer, saw its share price increase during the period. Though the company is called Burlington Stores, it is still known as Burlington Coat Factory (only 7% of their sales are actually coats). Many investors feared that the company would be overly exposed to the warm winter weather and the stock struggled late in 2015. Burlington Stores dispelled those fears after it reported strong fourth quarter earnings during the first quarter of 2016, which caused the stock to jump. Another top contributor to relative performance was TESARO, a U.S.-based oncology-focused biopharmaceutical company. TESARO’s stock prices surged after the company posted

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

39

Hartford Small Cap Growth HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

positive Phase 3 data for their ovarian cancer drug. Shares of RSP Permian, a U.S.-based oil and gas exploration and production company, rallied as crude oil prices rebounded during the period. Top absolute contributors during the period also included WellCare Health Plans (Healthcare).

The top relative detractors from performance over the period were Acadia Healthcare (Healthcare), Portola Pharmaceuticals (Healthcare), and G-III Apparel (Consumer Discretionary). The top detractor from performance was Acadia Healthcare, an operator of U.S. inpatient behavioral and healthcare services. Acadia’s stock price declined after its acquisition of assets in the U.K. was negatively impacted by Brexit fears. Shares of Portola Pharmaceuticals, a U.S.-based biopharmaceutical company, suffered during the period after the company announced disappointing data for the Phase 3 study of their anti-coagulant Betrixaban. The share price of G-III Apparel, a manufacturer and marketer of a broad range of men’s and women’s apparel to department and specialty stores, went down as a result of questionable capital allocation. We believe they made an overpriced offer for Donna Karen (a division of LVMH) and we eliminated the Fund’s position in G-III Apparel. Novavax (Healthcare) and Ophthotech (Healthcare) were among the top detractors from absolute performance over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As we enter 2017, we believe the global reflation theme related to expectations around increased fiscal stimulus remains intact as we expect stronger global growth and higher inflation in 2017. Under a Trump administration, we believe there is a reasonable likelihood of corporate and individual tax reform, both of which would be good for reinvestment and consumption. We believe that Trump’s policies are likely to be inflationary and induce a stronger U.S. dollar. We expect that tax cuts will be a centerpiece of the new administration. Corporate tax cuts, including the return of foreign earnings to the U.S. at a lower tax rate, may mean a boost for corporate earnings. Several questions remain on implementation and cost. Another boost to the U.S. economy may come from deregulation in areas such as health care, financial services, and energy drilling, which would increase business confidence, lower the cost of doing business, and increase incentives to hire more workers.

However, a risk under a Trump presidency is that the U.S. may end up with trade tensions, which would be a hindrance for the U.S. economy, as well as the global economy. There is also the risk of increased geopolitical uncertainty. The reaction of the rest of the world to Trump’s policies regarding trade and other relationships remains a wild card until we see his policies unfold.

Globally, we are encouraged by data coming out of Europe and believe nominal GDP growth and earnings will pick up given the positive economic data surprises in recent months and weakness of the euro. However, we believe the French election will be a near-term risk, as will the negotiations surrounding Brexit, which will likely heat up in the first half of the year.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period were to the Financials and Energy sectors. Real Estate and Healthcare represented the largest underweights relative to the Russell 2000 Growth Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.2%
Consumer Staples	3.0
Energy	2.1
Financials	11.6
Health Care	18.6
Industrials	16.4
Information Technology	24.3
Materials	4.0
Real Estate	3.3
Telecommunication Services	0.6
Utilities	0.1

Total	99.2%

Short-Term Investments	1.1
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

40

Hartford Small Company HLS Fund inception 08/09/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Small Company IA	2.04%	10.86%	5.83%
Small Company IB	1.81%	10.59%	5.57%
Russell 2000 Growth Index	11.32%	13.74%	7.76%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.72% and 0.97%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Performance information through July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, Hartford Investment Management Company (“HIMCO”). As of July 21, 2010, HIMCO no longer serves as an additional sub-adviser to the Fund.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Effective June 26, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

41

Hartford Small Company HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small Company HLS Fund returned 2.04% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 11.32% for the same period. The Fund also underperformed the 10.64% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index. Ten of the eleven sectors1 in the Russell 2000 Growth Index had positive returns during the period. Materials (+32%), Energy (+31%), and Industrials (+29%) performed the best, while Healthcare (-9%) was the only sector that fell.

Stock selection was the main driver of underperformance relative to the Russell 2000 Growth Index, primarily due to weak selection within the Information Technology, Materials, and Industrials sectors. This was partially offset by stronger selection in the Energy sector. Sector allocation, which is the result of bottom-up stock selection, contributed positively to relative returns, primarily due to an underweight to Healthcare and an overweight to the Financials sector. This more than offset the negative impacts of underweight allocations to the Telecommunication Services and Industrials sectors.

Top detractors from returns relative to the Russell 2000 Growth Index during the period included Acadia Healthcare (Healthcare), SunPower (Information Technology), and KapStone Paper (Materials). Acadia Healthcare, an operator of U.S. inpatient behavioral and healthcare services, saw its stock price decline after its acquisition of assets in the U.K. was negatively impacted by Brexit. Shares of SunPower, a U.S.-based solar energy company that designs and manufactures crystalline silicon photovoltaic cells, roof tiles, and solar panels, fell during the period on concerns that 2017 earnings will decline as the renewal of investment tax credits late in 2015 has elongated project demand into future years. Shares of KapStone Paper, a U.S.-based producer of paper and corrugated packaging products, fell as the company faced difficult conditions from price erosion, a strong U.S. dollar, and higher than planned maintenance costs. Advisory Board (Industrials) was a top detractor from absolute performance.

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

42

Hartford Small Company HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

Top contributors to performance relative to the Russell 2000 Growth Index during the period included TESARO (Healthcare), Headwaters (Materials), and United Community Bank (Financials). The stock price of TESARO, a U.S.-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for their ovarian cancer drug. Headwaters, a U.S.-based producer of light building products and fly ash, saw its stock price rise as markets anticipated an increase in infrastructure spending under the new Republican controlled government. Shares of United Community Bank, a bank holding company with operations primarily in the Southeastern U.S., rose after it reported stronger than expected third quarter earnings due to higher than expected mortgage fees and loan growth. Knight Transportation (Industrials) was a top absolute contributor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As we look forward into 2017, we believe tax reform, reduced regulation, increased investment spending, and revised trade rules are all likely under the Trump administration. The new Republican majority across both the Senate and House of Representatives should reduce legislative gridlock and facilitate implementation of these policies. These policies can reasonably be expected to support U.S. growth and interest rates.

While we retain conviction in the performance potential of the Fund’s existing holdings with structural growth tailwinds, we have also begun to hunt for new re-emerging growth opportunities within sectors including Financials and Industrials. Financials, where the Fund has added over the course of 2016 in anticipation of rate normalization, are likely to continue to benefit from both lower regulation and increased interest rates. Hotels are another industry that should benefit from broad economic acceleration and recently appear to have experienced a turning point in unit revenue. Finally, we believe domestically-oriented Industrials leveraged to the economic cycle are well positioned going into 2017.

As a result of our bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight the Information Technology, Financials, and Energy sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight the Healthcare, Consumer Staples, and Materials sectors relative to the Russell 2000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.8%
Consumer Staples	0.4
Energy	3.2
Financials	11.0
Health Care	15.7
Industrials	16.8
Information Technology	30.1
Materials	2.8
Real Estate	3.8
Telecommunication Services	0.2

Total	98.8%

Short-Term Investments	1.0
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

43

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	16.48%	13.22%	7.34%
Small/Mid Cap Equity IB	16.33%	12.96%	7.09%
Russell 2500 Index	17.59%	14.54%	7.69%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through June 4, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of June 4, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB shares performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.96% and 1.21%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

44

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small/Mid Cap Equity HLS Fund returned 16.48% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 17.59%. For the same period, the Fund also underperformed the 20.56% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index, though all three groups posted positive returns during the twelve-month period. Nine of the eleven sectors1 in the Russell 2500 Index posted positive absolute returns during the period. Financials (+33%), Materials (+32%), and Energy (+29%) rose the most while Healthcare (-5%) and Real Estate (-3%) posted negative returns.

The Fund’s underperformance relative to the Russell 2500 Index was driven by weak stock selection, particularly in the Energy, Financials, and Real Estate sectors. This was partially offset by stronger selection in Information Technology and Materials. Sector allocation, a product of the Fund’s quantitative stock-selection process, contributed positively to relative returns during the period. An underweight to Real Estate and overweights to Healthcare and Energy contributed positively to performance relative to the Russell 2500 Index, more than offsetting the negative impact from the Fund’s underweight exposure to Utilities.

The largest detractors from performance relative to the Russell 2500 Index during the period were Jazz Pharmaceuticals (Healthcare), Valero Energy (Energy), and Quality Systems (Healthcare). Shares of Jazz Pharmaceuticals declined as earnings growth slowed from higher Research and Development (R&D) and administrative expenses, higher net interest expense and the impact of global supply constraints. The stock price of U.S.-based Valero Energy, an independent oil refiner, declined during the period as profit margins across the oil refining industry have tightened considerably relative to their 2015 highs. A decline in operating margins resulted in reduced year-over-year revenue and income during the first half of the year. Shares of Quality Systems slumped as the company reported disappointing earnings from continued declining sales of soft licenses and hardware. Jones Lang LaSalle (Real Estate) was among the top absolute detractors during the period.

The largest contributors to performance relative to the Russell 2500 Index during the period were Mentor Graphics (Information Technology), Endurance Specialty (Financials), and Wix.com (Information Technology). Shares of Mentor Graphics jumped as Siemens AG announced plans to acquire the automation and industrial software provider. Shares of Endurance Specialty surged

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

45

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

after Sompo Japan announced plans to acquire the U.S. insurer. Shares of Wix.com and Domino’s Pizza (Consumer Discretionary) were among the top absolute contributors to performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We seek to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. We focus on stock selection as the key driver of returns and use quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Telecommunication Services, Healthcare and Energy sectors and most underweight the Materials, Financials and Real Estate sectors, relative to the Russell 2500 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.4%
Consumer Staples	3.9
Energy	5.6
Financials	16.1
Health Care	11.3
Industrials	17.9
Information Technology	13.8
Materials	5.2
Real Estate	9.1
Telecommunication Services	0.8
Utilities	2.5

Total	98.6%

Short-Term Investments	2.8
Other Assets & Liabilities	(1.4)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

46

Hartford Stock HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Stock IA	7.41%	13.19%	6.05%
Stock IB	7.14%	12.91%	5.78%
Russell 1000 Index	12.05%	14.69%	7.08%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the

“Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

47

Hartford Stock HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Manager

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Stock HLS Fund returned 7.41% for the twelve-month period ended December 31, 2016, underperforming the Russell 1000 Index, which returned 12.05% for the same period. The Fund also underperformed the 10.33% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Federal Reserve (Fed) left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index. During the twelve-month period, nine of the eleven sectors1 within the Russell 1000 Index rose, led by Energy (+27%), Telecommunication Services (+24%), and Financials (+23%). Real Estate (+6%) and Healthcare (-3%) lagged on a relative basis.

The Fund’s underperformance versus the Russell 1000 Index was primarily driven by poor security selection within Consumer Discretionary, Consumer Staples, and Financials, which was partially offset by stronger selection within Healthcare and Industrials. Sector allocation, a residual of the bottom-up stock selection process, detracted from benchmark-relative returns due primarily to overweight allocations to Consumer Staples and Healthcare and an underweight allocation to Energy. This was partially offset by an overweight to the Industrials sector, which contributed positively to performance.

Stocks that detracted the most from returns relative to the Russell 1000 Index during the period were Nike (Consumer Discretionary), Cardinal Health (Healthcare), and McKesson Corporation (Healthcare). Shares of Nike, a U.S.-based sporting apparel and equipment company, fell during the period due to a back-up of inventory that they were dealing with due to the Sports Authority bankruptcy. We believe this is a short-term issue and we added to the position. Shares of Cardinal Health, a U.S.-based distributor of pharmaceuticals, fell as investors worried about a slowdown in generic pricing. Shares of McKesson Corporation, a U.S.-based health care supply provider, also fell over the period due to concerns about drug price pressure and an increase in competitive pricing within the independent pharmacy space.

Top contributors to performance relative to the Russell 1000 Index during the period included Union Pacific (Industrials), UnitedHealth Group (Healthcare), and PNC Financial (Financials). Shares of Union Pacific, a U.S.-based freight hauling railroad, rose after the company announced stronger-than-expected earnings results and raised its outlook on the volume the company expects to transport. Shares of UnitedHealth Group, a U.S.-based health care benefits and services provider, rose during the period as the company continued to execute well and exceed consensus revenue and earnings expectations. Shares of PNC Financial, a U.S.-based diversified financial services

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

48

Hartford Stock HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

company, rose following the election of Donald Trump as investors believed Trump’s incoming administration would decrease regulation in the Financials sector. United Parcel Services (Industrials) also contributed positively to performance on an absolute basis.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We remain mindful of the global backdrop: tepid growth, heavy government indebtedness, growing geopolitical instability, and a growing absence of global economic cooperation. This can all certainly change, but we believe it’s unlikely to in a timeframe that is consistent with the markets’ highly bullish response. Indeed, we believe the only thing harder than coordinating policy in Washington D.C., is coordinating policy globally.

We remain careful, but not dogmatic. For example, we think it is likely government regulation of the financial services industry will moderate. That, combined with rising rates, should create a much more investable backdrop for our approach in the banking sector. To be clear, we have not (and will not) rush gleefully into a sector on the promise of a better day driven by government policy. But, we will be far more open to the question of investing in those companies where we see a new narrative on dividend growth.

Ultimately, our goal remains unchanged. That is, to look for investments in companies where we have high confidence in long term dividend growth. Indeed, changes in market environment are expected and perhaps inevitable. But our strategy for seeking long term wealth creation has not changed.

At the end of the period, the Fund’s bottom-up investment approach resulted in overweight exposures to Consumer Staples, Industrials, and Healthcare. The Fund’s largest underweights relative to the Russell 1000 Index were to Information Technology, Financials, and Energy.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.8%
Consumer Staples	18.0
Energy	4.1
Financials	10.7
Health Care	16.8
Industrials	16.9
Information Technology	11.2
Materials	3.4
Real Estate	3.9

Total	98.8%

Short-Term Investments	1.6
Other Assets & Liabilities	(0.4)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

49

Hartford Total Return Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Total Return Bond IA	4.49%	3.13%	4.09%
Total Return Bond IB	4.22%	2.88%	3.83%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indices have been rebranded as Bloomberg Barclays indices.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.52% and 0.77%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

50

Hartford Total Return Bond HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Total Return Bond HLS Fund returned 4.49%, for the twelve-month period ended December 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same period. The Fund also outperformed the 3.09% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the European Central Bank (ECB) announced significant easing measures. A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. The U.K.’s momentous vote in June to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off.

Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., Federal Reserve (Fed) rhetoric turned more focused on interest rate increases, setting up for a December rate increase. Global government bond yields moved sharply higher in the fourth quarter, particularly following the U.S. presidential election results as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. In December, the Fed increased rates for only the second time in ten years. While markets had largely anticipated the decision, the Fed’s post-meeting statement and press conference leaned more toward an aggressive interest rate policy than expected.

Developed markets’ government bond prices largely gained outside the U.S. over the period, as global uncertainties kept central banks in easing mode for most of the year. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose more than yields on intermediate- and long-term bonds. The U.S. dollar ended higher against a broad basket of currencies over the period, particularly following the U.S. presidential election results and Fed rate increase decision. Emerging market currencies also weakened significantly against the dollar following Trump’s election victory over concerns about potential U.S. trade protectionism. Meanwhile, the U.K. pound depreciated in the aftermath of Brexit.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields outside the U.S. In the U.S., interest income helped offset the impact of higher Treasury yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the period as credit spreads tightened during the year. However, this performance masked considerable volatility in credit risk sector returns, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The primary driver of the Fund’s outperformance versus the benchmark was the Fund’s out-of-benchmark allocation to bank loans, in particular in the Industrials sector. Investment grade credit

51

Hartford Total Return Bond HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

positioning, in particular security selection within Energy and Financials, also contributed positively to outperformance. The Fund’s allocations to non-agency mortgage backed securities (MBS), commercial mortgage backed securities (CMBS) and collateralized loan obligations (CLOs) were also additive throughout the year. The Fund’s long inflation position benefited relative performance, including positions initiated through Consumer Price Index (CPI) swaps. An allocation to high yield credit was additive, though the strong contribution from holding high yield bonds was somewhat offset by the portfolio’s credit hedges that were implemented through index credit default swaps (CDX). The Fund’s tactical yield curve and duration positions had an overall positive contribution to performance for the year.

What is the outlook?

We continue to position the Fund with a moderately pro-cyclical risk posture in credit markets. U.S. economic growth remains positive, monetary policy is still accommodative, and we believe valuations are attractive. The Fund is positioned for an increase in inflation expectations as we continue to believe capacity constraints will pressure inflation higher. The Fund ended the period with neutral exposure to investment grade credit and continued to favor Financials. The Fund maintained an overweight to agency MBS pass-throughs and continued to hold an out-of-benchmark allocation to non-agency residential MBS (RMBS). The Fund also held high quality CMBS and CLOs based on what we consider to be attractive valuations. Within high yield, we continued to favor BB-rated securities, bank loans, and hold contingent convertibles (CoCo’s) of large European banks. We also believe that emerging market (EM) relative value has improved and we have been opportunistically adding EM exposure.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign, emerging-market, and high-yield (“junk”) bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Security Type

as of December 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	30.0%
Corporate Bonds	33.7
Foreign Government Obligations	4.1
Municipal Bonds	1.3
Senior Floating Rate Interests	5.1
U.S. Government Agencies	44.0
U.S. Government Securities	4.4

Total	122.6%

Equity Securities
Common Stocks	0.0%
Preferred Stocks	0.1

Total	0.1%

Short-Term Investments	6.7
Purchased Options	0.0
Other Assets & Liabilities	(29.4)

Total	100.0%

52

Hartford Ultrashort Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	Since Inception[1]
Ultrashort Bond IA	0.97%	0.37%
Ultrashort Bond IB	0.64%	0.11%
Bloomberg Barclays 9-12 Month U.S. Treasury Index	1.03%	0.50%

[1]	On October 21, 2013, the Fund converted from a money market fund to an ultrashort bond fund. Total returns shown are from conversion date (October 21, 2013) to December 31, 2016.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Prior to October 21, 2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to October 21, 2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.

Bloomberg Barclays 9-12 Month U.S. Treasury Index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indices have been rebranded as Bloomberg Barclays indices.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.43% and 0.68%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

53

Hartford Ultrashort Bond HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Ultrashort Bond HLS Fund returned 0.97%, for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the Bloomberg Barclays 9-12 Month U.S. Treasury Index, which returned 1.03% for the same period. The Fund underperformed the average return of the Lipper Short Investment Grade Debt Funds peer group 1.97%, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the European Central Bank (ECB) announced significant easing measures. A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. The U.K.’s momentous vote in June to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off.

Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., the Federal Reserve (Fed) rhetoric turned more focused on interest rate increases, setting up for a December rate increase. Global government bond yields moved sharply higher in the fourth quarter, particularly following the U.S presidential election results as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. In December, the Fed increased rates for only the second time in ten years. While markets had largely anticipated the decision, the Fed’s post-meeting statement and press conference leaned more toward an aggressive interest rate policy than expected.

Developed markets’ government bond prices largely gained outside the U.S. over the period, as global uncertainties kept central banks in easing mode for most of the year. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose more than intermediate- and long-term yields. The U.S. dollar ended higher against a broad basket of currencies over the period, particularly following the U.S. election results and Fed rate increase decision. Emerging market currencies also weakened significantly against the dollar following Trump’s election victory over concerns about potential U.S. trade protectionism. Meanwhile, the U.K. pound depreciated in the aftermath of Brexit.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields outside the U.S. In the U.S., interest income helped offset the impact of higher Treasury yields. On an excess return basis, most credit risk sectors posted positive returns over the period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened during the year. However, this performance masked considerable volatility in credit risk sector returns, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund underperformed the Bloomberg Barclays 9-12 Month U.S. Treasury Index, primarily due to out-of-benchmark allocations to investment grade corporate credit, particularly within Industrials and Financial Institutions, and Asset Backed Securities (ABS), specifically within auto and credit card ABS. The Fund’s allocation to commercial mortgage-backed securities (CMBS) also contributed positively during the year. Duration and yield curve positioning detracted from benchmark relative performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We are positioned with a moderately pro-cyclical risk posture, favoring the credit and securitized sectors. Our view is based on expectations of steady U.S. economic growth, but we believe the range of outcomes is wider than normal given policy uncertainty

54

Hartford Ultrashort Bond HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

under the new, incoming administration. Higher infrastructure and defense spending, tax cuts, and a rising deficit all point to higher growth and inflation in the coming years. However, the impact on growth could be mitigated by trade restrictions and protectionist policies. We believe core inflation should remain stable with domestic factors posing upside potential and external factors posing downside risk.

We believe the Fed will likely continue its gradual tightening trajectory, but with an awareness to both the potential inflationary impact of fiscal stimulus when the U.S. is at full employment and the risks to global growth from protectionist policies. Our expectations for steady U.S. economic growth and a continued moderate rise in inflation appears to support the case for an additional Fed rate increase in 2017. As a result, the Fund is positioned with a short duration bias, relative to the Bloomberg Barclays 9-12 Month U.S. Treasury Index.

The Fund continued to be positioned with out-of-benchmark allocations to investment grade corporates and ABS at the end of 2016. Within investment grade corporates, we favor U.S. banks, as higher interest rates should benefit net interest margins going forward, and the possibility of some regulatory relief under the new U.S. administration would also be supportive. Within ABS, we favor auto, credit card and student loans. We also continued to hold government agency debt based on what we consider to be their attractive valuations versus U.S. Treasuries.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund may use repurchase agreements, which can increase risk and volatility. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of December 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	23.8%
Corporate Bonds	45.1
Foreign Government Obligations	0.5
Municipal Bonds	0.3
U.S. Government Agencies	13.5
U.S. Government Securities	16.0

Total	99.2%

Short-Term Investments	0.7
Other Assets & Liabilities	0.1

Total	100.0%

55

Hartford U.S. Government Securities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
U.S. Government Securities IA	1.54%	1.57%	2.35%
U.S. Government Securities IB	1.27%	1.32%	2.10%
Bloomberg Barclays Intermediate Government Bond Index	1.05%	1.04%	3.42%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indices have been rebranded as Bloomberg Barclays indices.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

56

Hartford U.S. Government Securities HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Manager

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford U.S. Government Securities HLS Fund returned 1.54%, for the twelve-month period ended December 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Intermediate Government Bond Index, which returned 1.05% for the same period. The Fund outperformed the 1.08% average return of the Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan (BOJ) introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the European Central Bank (ECB) announced significant easing measures. A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. The U.K.’s momentous vote in June to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off.

Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., the Federal Reserve (Fed) rhetoric turned more focused on interest rate increases, setting up for a December rate increase. Global government bond yields moved sharply higher in the fourth quarter, particularly following the U.S. presidential election results as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. In December, the Fed increased rates for only the second time in ten years. While markets had largely anticipated the decision, the Fed’s post-meeting statement and press conference leaned more toward an aggressive interest rate policy than expected.

Developed markets’ government bond prices largely gained outside the U.S. over the period, as global uncertainties kept central banks in easing mode for most of the year. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose more than intermediate- and long-term yields. The U.S. dollar ended higher against a broad basket of currencies over the period, particularly following the U.S. election results and Fed rate increase decision. Emerging market currencies also weakened significantly against the dollar following Trump’s election victory over concerns about potential U.S. trade protectionism. Meanwhile, the U.K. pound depreciated in the aftermath of Brexit.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields outside the U.S. In the U.S., interest income helped offset the impact of higher Treasury yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the period, as credit spreads tightened during the year. However, this masked considerable volatility in credit risk sector returns, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Out-of-benchmark allocations to agency mortgage-backed securities (MBS), asset-backed securities (ABS), non-agency residential mortgage-backed securities (RMBS), and commercial mortgage-backed securities (CMBS) were the main drivers of outperformance relative to the Bloomberg Barclays Intermediate Government Bond Index over the period. Within agency MBS, allocations to agency pass-throughs, Delegated Underwriting Servicing bonds (DUS), and agency collateralized mortgage obligations (CMOs) contributed positively to the Fund’s relative outperformance over the period. In addition, an allocation to 30 year conventional mortgages also contributed positively. An allocation to U.S. Treasury Inflation-Protected Securities (TIPS) also contributed positively as inflation expectations rose. Conversely, exposure to equipment leases in ABS modestly detracted from benchmark-relative returns over the period.

During the period, the Fund used Treasury futures and interest rate swaps to manage duration and yield curve exposures; overall these derivative instruments had a positive impact on absolute performance over the period.

57

Hartford U.S. Government Securities HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

What is the outlook?

We are neutral on agency MBS spreads in the near term. Following the surprise U.S. presidential election result and new expectations of fiscal stimulus, markets (rates, equity, credit) seem to be pricing in bullish outcomes. We believe many risks remain, however, including continued uncertainty about global central bank policy, the ability of the economy to deliver on growth expectations, future Fed chair appointment uncertainty, reexamination of reform of Government Sponsored Entities, and possible adjustments to the Fed’s purchase program exit strategy. Current MBS spreads do not seem to compensate investors for all the uncertainty. Still, fundamental factors are supportive, so we view current MBS spreads within a reasonable valuation range given the environment.

Over the intermediate term, we are concerned about MBS. Pro-growth policies at a time when the U.S. economy is close to full employment may lead to a further rise in inflation. Higher inflation will likely lead to a faster pace of interest rate increases and therefore, may bring forward conversations at the Fed about paring reinvestment of MBS paydowns. We would expect this to be accompanied by additional MBS spread widening. We believe such widening may come sooner than anticipated, implying less time to earn carry to offset the eventual widening.

Over the longer term, we still expect MBS spreads to remain toward the tight end of their range relative to long-term history given their favorable supply relative to U.S. Treasuries, the reduced leverage prevalent in the system, a shift in the MBS buyer-base to long term investors, a constrained mortgage credit environment, and lower refinancing risk.

We have a constructive outlook on most non-agency RMBS, given the continuing recovery of the U.S. housing market supporting credit and the positive technical tailwinds. Given the recent spread tightening, we believe near term return potential is primarily driven by income, especially in the pre-2008 non-agency RMBS and Agency credit risk transfer sectors where spreads tightened significantly in 2016. We think securitizations in non-traditional sectors, such as, non- and re-performing loans and re-securitizations are also attractive opportunities to provide financing on assets historically financed on bank balance sheets.

Our longer term CMBS outlook is constructive due to what we consider favorable commercial real estate (CRE) fundamentals and attractive valuations, both outright and relative to other credit risk sectors. However, given pockets of structural weakness such as retail, we believe investors will need to be judicious in their credit analysis and security selection. We believe that a functional CMBS market post the upcoming risk-retention regulations, alongside capital available from banks and insurance companies, will be important in refinancing the upcoming wave of securities expected to mature at the same time estimated between $8-12 billion through much of 2017. The impact of rising U.S. rates on property valuations and the reaction of foreign demand to a strong U.S. Dollar are two risks we are watching closely in 2017. We favor up-in-quality new issues, seasoned (2010 – 2013) credit bonds, select single-borrower deals, and certain interest-only (IO) bonds.

We are constructive on ABS driven by what appear to be strong consumer fundamentals, balanced somewhat by the later stage of the cycle. Within consumer ABS, we favor senior and subordinate bonds of select subprime auto issuers. We remain confident in the sector but are becoming marginally more cautious on specific issues. We see opportunity in niche subsectors, including unsecured consumer loans, fleet lease deals, and select credit tranches.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Security Type

as of December 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	18.3%
U.S. Government Agencies	72.9
U.S. Government Securities	25.2

Total	116.4%

Short-Term Investments	6.1
Other Assets & Liabilities	(22.5)

Total	100.0%

58

Hartford Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/16)

	1 Year	5 Years	10 Years
Value IA	13.69%	13.63%	6.65%
Value IB	13.46%	13.35%	6.39%
Russell 1000 Value Index	17.34%	14.80%	5.72%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

59

Hartford Value HLS Fund

Manager Discussion

December 31, 2016 (Unaudited)

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Value HLS Fund returned 13.69% for the twelve-month period ended December 31, 2016, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 17.34% for the same period. The Fund underperformed the 14.95% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the approval of the U.K.’s exit from the E.U. (Brexit), U.S. equities staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks surged following Donald Trump’s victory in the U.S. Presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a move that was anticipated by most of the market. It was only the second increase in the last decade.

Equity returns varied by market-cap during the period, as small- and mid-cap equities, as measured by the Russell 2000 and S&P MidCap 400 Indices, outperformed large-cap equities, as measured by the S&P 500 Index.

During the twelve-month period, ten of the eleven sectors1 within the Russell 1000 Value Index rose, led by Materials (+31%), Energy (+27%), and Telecommunication Services (+25%). Real estate (-5%) lagged on a relative basis.

The Fund’s underperformance versus its benchmark, the Russell 1000 Value Index, during the period was primarily driven by security selection within the Financials, Industrials, and Healthcare sectors. This was partially offset by positive stock selection in the Energy sector. Sector allocation, a residual of the bottom-up stock selection process, contributed positively to benchmark-relative results. This was largely due to a benchmark-relative underweight to the Real Estate and Financials sectors, which was only partially offset by the negative impact of an overweight to Consumer Discretionary.

The top detractors from returns relative to the Russell 1000 Value Index over the period were Norwegian Cruise Lines (Consumer Discretionary), Bristol-Myers Squibb (Healthcare), and Roche (Healthcare). Shares of Norwegian Cruise Lines, a U.S.-based international cruise operator, fell due to uncertainty regarding how Brexit will affect the travel and leisure industry, in addition to announcing poor quarterly earnings. The stock price of Bristol-Myers

1	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting January 1, 2016 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through December 31, 2016.

60

Hartford Value HLS Fund

Manager Discussion – (continued)

December 31, 2016 (Unaudited)

Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. Shares of Switzerland-based pharmaceutical company Roche Holdings fell as disappointing trial results for its Alzheimer and breast cancer treatments dampened investor enthusiasm and shares lagged as a result. Top absolute detractors during the period included Allergan (Healthcare) and Signet Jewelers (Consumer Discretionary).

The largest contributors to returns relative to the Russell 1000 Value Index were Halliburton (Energy), JP Morgan Chase (Financials), and UnitedHealth Group (Healthcare). Shares of Halliburton, a U.S.-based energy services provider, rose during the period as oil prices recovered and the Organization of the Petroleum Exporting Countries (OPEC) announced an agreement among members to cut oil supply. Shares of JP Morgan Chase, a U.S.-based global financial services firm, rose as equities benefited from the anticipation that the Trump administration would roll back some post-financial crisis regulations. Shares of U.S.-based health care benefits and services provider UnitedHealth Group rose as rapid growth of its technology-enabled health services segment, Optum, has boosted earnings throughout the year. Top absolute contributors during the period included Chevron (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We anticipate solid growth in the U.S. economy in 2017, supported by continued growth in consumer spending and an increase in investment levels. Inventories, which have been a headwind to growth over the last 5 quarters, appear to be in better balance heading into 2017, and should no longer be a meaningful drag on the economy. Decreased regulation, lower tax rates, and the potential for increased infrastructure spending should also support the economy in the coming year. On the negative side, the strong U.S. dollar and uncertainty surrounding foreign policy and global trade may weigh on growth.

Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary, Information Technology, and Financials sectors, and most underweight the Real Estate, Consumer Staples, and Utilities sectors, relative to the Russell 1000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.2%
Consumer Staples	5.0
Energy	12.4
Financials	29.0
Health Care	11.2
Industrials	11.9
Information Technology	12.7
Materials	2.7
Telecommunication Services	1.6
Utilities	3.4

Total	99.1%

Short-Term Investments	1.2
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

61

Hartford HLS Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2016 through December 31, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hartford Balanced HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,023.10	$3.25	$1,000.00	$1,021.92	$3.25	0.64%	184	366
Class IB	$1,000.00	$1,022.00	$4.52	$1,000.00	$1,020.66	$4.52	0.89%	184	366

Hartford Capital Appreciation HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,069.70	$3.54	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class IB	$1,000.00	$1,068.50	$4.84	$1,000.00	$1,020.46	$4.72	0.93%	184	366
Class IC	$1,000.00	$1,067.30	$6.13	$1,000.00	$1,019.20	$5.99	1.18%	184	366

62

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Disciplined Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,033.10	$4.04	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class IB	$1,000.00	$1,031.50	$5.31	$1,000.00	$1,019.91	$5.28	1.04%	184	366

Hartford Dividend and Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,103.90	$3.65	$1,000.00	$1,021.67	$3.51	0.69%	184	366
Class IB	$1,000.00	$1,102.30	$4.97	$1,000.00	$1,020.41	$4.77	0.94%	184	366

Hartford Global Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,024.60	$4.17	$1,000.00	$1,021.01	$4.17	0.82%	184	366
Class IB	$1,000.00	$1,023.50	$5.44	$1,000.00	$1,019.76	$5.43	1.07%	184	366

Hartford Growth Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,012.50	$3.29	$1,000.00	$1,021.87	$3.30	0.65%	184	366
Class IB	$1,000.00	$1,011.10	$4.55	$1,000.00	$1,020.61	$4.57	0.90%	184	366
Class IC	$1,000.00	$1,010.10	$5.81	$1,000.00	$1,019.36	$5.84	1.15%	184	366

63

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Healthcare HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$979.10	$4.43	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class IB	$1,000.00	$977.90	$5.67	$1,000.00	$1,019.41	$5.79	1.14%	184	366

Hartford High Yield HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,067.60	$4.11	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class IB	$1,000.00	$1,066.70	$5.40	$1,000.00	$1,019.91	$5.28	1.04%	184	366

Hartford International Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,042.70	$3.90	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class IB	$1,000.00	$1,041.30	$5.18	$1,000.00	$1,020.06	$5.13	1.01%	184	366

Hartford MidCap HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,087.80	$3.67	$1,000.00	$1,021.62	$3.56	0.70%	184	366
Class IB	$1,000.00	$1,086.40	$4.98	$1,000.00	$1,020.36	$4.82	0.95%	184	366

64

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford MidCap Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,117.30	$4.58	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class IB	$1,000.00	$1,115.50	$5.90	$1,000.00	$1,019.56	$5.63	1.11%	184	366

Hartford Small Cap Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,132.40	$3.48	$1,000.00	$1,021.87	$3.30	0.65%	184	366
Class IB	$1,000.00	$1,131.00	$4.82	$1,000.00	$1,020.61	$4.57	0.90%	184	366

Hartford Small Company HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,089.50	$3.99	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class IB	$1,000.00	$1,088.10	$5.30	$1,000.00	$1,020.06	$5.13	1.01%	184	366

Hartford Small/Mid Cap Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,154.00	$4.98	$1,000.00	$1,020.51	$4.67	0.92%	184	366
Class IB	$1,000.00	$1,154.00	$6.33	$1,000.00	$1,019.26	$5.94	1.17%	184	366

65

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Stock HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,017.30	$2.64	$1,000.00	$1,022.52	$2.64	0.52%	184	366
Class IB	$1,000.00	$1,016.00	$3.90	$1,000.00	$1,021.27	$3.91	0.77%	184	366

Hartford Total Return Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$990.60	$2.55	$1,000.00	$1,022.57	$2.59	0.51%	184	366
Class IB	$1,000.00	$989.40	$3.80	$1,000.00	$1,021.32	$3.86	0.76%	184	366

Hartford Ultrashort Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,003.60	$2.27	$1,000.00	$1,022.87	$2.29	0.45%	184	366
Class IB	$1,000.00	$1,001.40	$3.52	$1,000.00	$1,021.62	$3.56	0.70%	184	366

Hartford U.S. Government Securities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$979.40	$2.54	$1,000.00	$1,022.57	$2.59	0.51%	184	366
Class IB	$1,000.00	$978.50	$3.78	$1,000.00	$1,021.32	$3.86	0.76%	184	366

66

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses paid during the period July 1, 2016 through December 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,090.70	$4.20	$1,000.00	$1,021.12	$4.06	0.80%	184	366
Class IB	$1,000.00	$1,089.80	$5.52	$1,000.00	$1,019.86	$5.33	1.05%	184	366

67

Hartford Balanced HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
Common Stocks - 62.8%
	Banks - 7.0%
906,070	Bank of America Corp.	$20,024,147
548,590	Citigroup, Inc.	32,602,704
485,870	JP Morgan Chase & Co.	41,925,722
220,880	PNC Financial Services Group, Inc.	25,834,125
756,140	Wells Fargo & Co.	41,670,875

		162,057,573

	Capital Goods - 4.8%
185,530	3M Co.	33,130,092
362,060	Eaton Corp. plc	24,290,606
352,730	Fortune Brands Home & Security, Inc.	18,856,946
250,760	Ingersoll-Rand plc	18,817,030
138,640	United Technologies Corp.	15,197,717

		110,292,391

	Commercial & Professional Services - 0.5%
297,750	Nielsen Holdings plc	12,490,613

	Consumer Durables & Apparel - 1.3%
296,300	NIKE, Inc. Class B	15,060,929
794,630	PulteGroup, Inc.	14,605,299

		29,666,228

	Consumer Services - 1.6%
809,900	Hilton Worldwide Holdings, Inc.	22,029,280
333,020	Norwegian Cruise Line Holdings Ltd.*	14,163,341

		36,192,621

	Diversified Financials - 2.2%
45,050	BlackRock, Inc.	17,143,327
601,400	Invesco Ltd.	18,246,476
369,870	Thomson Reuters Corp.	16,192,909

		51,582,712

	Energy - 5.0%
162,260	Anadarko Petroleum Corp.	11,314,390
228,185	Chevron Corp.	26,857,374
150,530	EOG Resources, Inc.	15,218,583
229,230	Exxon Mobil Corp.	20,690,300
352,070	Halliburton Co.	19,043,466
568,460	Marathon Oil Corp.	9,840,043
383,910	Suncor Energy, Inc.	12,550,018

		115,514,174

	Food & Staples Retailing - 0.4%
111,830	CVS Health Corp.	8,824,505

	Food, Beverage & Tobacco - 3.6%
105,930	Anheuser-Busch InBev N.V. ADR	11,169,259
310,834	British American Tobacco plc	17,616,630
182,866	Kraft Heinz Co.	15,967,859
443,880	Mondelez International, Inc. Class A	19,677,200
222,330	Philip Morris International, Inc.	20,340,972

		84,771,920

	Health Care Equipment & Services - 2.8%
475,895	Medtronic plc	33,898,001
193,860	UnitedHealth Group, Inc.	31,025,354

		64,923,355

	Insurance - 2.5%
353,830	American International Group, Inc.	23,108,637
358,090	Marsh & McLennan Cos., Inc.	24,203,303
228,580	Unum Group	10,041,520

		57,353,460

Shares or Principal Amount		Market Value†
Common Stocks - 62.8% - (continued)
	Materials - 1.7%
393,310	Dow Chemical Co.	$22,505,198
305,280	International Paper Co.	16,198,157

		38,703,355

	Media - 1.9%
362,180	CBS Corp. Class B	23,041,892
300,590	Comcast Corp. Class A	20,755,739

		43,797,631

	Pharmaceuticals, Biotechnology & Life Sciences - 7.6%
105,140	Allergan plc*	22,080,451
143,330	Amgen, Inc.	20,956,279
609,960	AstraZeneca plc ADR	16,664,107
504,280	Bristol-Myers Squibb Co.	29,470,123
174,400	Eisai Co., Ltd.	9,994,403
592,930	Merck & Co., Inc.	34,905,789
79,844	Roche Holding AG	18,200,645
198,337	UCB S.A.	12,689,789
153,500	Vertex Pharmaceuticals, Inc.*	11,308,345

		176,269,931

	Retailing - 2.6%
11,702,200	Allstar Co.*(1)(2)(3)	12,170,288
209,290	Home Depot, Inc.	28,061,603
570,700	Liberty Interactive Corp. QVC Group Class A*	11,402,586
163,241	Tory Burch LLC*(1)(2)(3)	7,713,116

		59,347,593

	Semiconductors & Semiconductor Equipment - 4.0%
335,450	Analog Devices, Inc.	24,360,379
907,330	Intel Corp.	32,908,859
366,300	Maxim Integrated Products, Inc.	14,128,191
328,760	QUALCOMM, Inc.	21,435,152

		92,832,581

	Software & Services - 5.8%
61,075	Alphabet, Inc. Class C*	47,138,906
299,500	Cognizant Technology Solutions Corp. Class A*	16,780,985
512,840	eBay, Inc.*	15,226,220
886,450	Microsoft Corp.	55,084,003

		134,230,114

	Technology Hardware & Equipment - 4.8%
583,110	Apple, Inc.	67,535,800
1,474,030	Cisco Systems, Inc.	44,545,187

		112,080,987

	Telecommunication Services - 0.4%
180,690	Verizon Communications, Inc.	9,645,232

	Transportation - 0.9%
212,500	Union Pacific Corp.	22,032,000

	Utilities - 1.4%
282,140	NextEra Energy, Inc.	33,704,444

	Total Common Stocks (cost $1,074,514,531)	$1,456,313,420

Asset & Commercial Mortgage Backed Securities - 3.0%
	Asset-Backed-Automobile - 0.7%
$225,000	CarMax Auto Owner Trust 1.95%, 09/16/2019	$226,181
2,320,000	Chesapeake Funding II LLC 1.70%, 06/15/2028(1)(4)	2,332,760

The accompanying notes are an integral part of these financial statements.

68

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 3.0% - (continued)
	Asset-Backed-Automobile - 0.7% - (continued)
$690,722	Chesapeake Funding LLC 1.15%, 02/07/2027(1)(4)	$689,829
465,584	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	466,083
422,860	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(1)	422,938
1,311,330	First Investors Auto Owner Trust 1.67%, 11/16/2020(1)	1,311,907
515,000	Hyundai Automotive Receivables Trust 2.48%, 03/15/2019	520,882
600,000	Prestige Automotive Receivables Trust 1.91%, 04/15/2020(1)	601,308
	Santander Drive Auto Receivables Trust
1,630,000	1.97%, 11/15/2019	1,633,420
504,602	2.25%, 06/17/2019	506,258
400,000	2.33%, 11/15/2019	402,000
2,154,589	2.36%, 04/15/2020	2,163,697
655,000	2.57%, 03/15/2019	659,911
1,785,000	Securitized Term Auto Receivables Trust 1.52%, 03/25/2020(1)	1,774,586
	Westlake Automobile Receivables Trust
730,000	1.57%, 06/17/2019(1)	730,639
1,355,000	1.83%, 01/15/2021(1)	1,357,101
390,000	Wheels SPV LLC 1.59%, 05/20/2025(1)	388,674

		16,188,174

	Asset-Backed-Credit Card - 0.4%
2,665,000	CARDS II Trust 1.40%, 07/15/2021(1)(4)	2,675,188
3,275,000	Evergreen Credit Card Trust 1.42%, 04/15/2020(1)(4)	3,289,542
4,330,000	Trillium Credit Card Trust II 1.48%, 05/26/2021(1)(4)	4,340,933

		10,305,663

	Asset-Backed-Finance & Insurance - 0.9%
	Ally Master Owner Trust
4,885,000	1.54%, 09/15/2019	4,891,948
4,890,000	1.60%, 10/15/2019	4,897,551
430,000	Ford Credit Floorplan Master Owner Trust 2.09%, 03/15/2022(1)	429,934
	MMAF Equipment Finance LLC
1,345,000	1.39%, 12/17/2018(1)	1,345,481
1,000,000	2.21%, 12/15/2032(1)	980,284
	OneMain Financial Issuance Trust
440,000	3.66%, 02/20/2029(1)	445,989
870,000	4.10%, 03/20/2028(1)	885,764
1,565,000	SBA Tower Trust 2.90%, 10/15/2044(1)	1,576,877
	Springleaf Funding Trust
1,765,000	3.16%, 11/15/2024(1)	1,778,944
755,000	3.48%, 05/15/2028(1)	758,014
1,965,000	SPS Servicer Advance Receivables Trust 2.53%, 11/16/2048(1)	1,959,919

		19,950,705

	Asset-Backed-Home Equity - 0.0%
7,906	New Century Home Equity Loan Trust 1.34%, 03/25/2035(4)	7,896

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 3.0% - (continued)
	Commercial Mortgage-Backed Securities - 0.9%
$1,575,000	Commercial Mortgage Trust 3.18%, 02/10/2048	$1,586,042
	CSAIL Commercial Mortgage Trust
3,200,000	3.50%, 06/15/2057	3,276,107
3,400,000	3.51%, 04/15/2050	3,492,189
	JP Morgan Chase Commercial Mortgage Securities Trust
710,000	3.91%, 01/15/2049	748,391
1,356,692	5.71%, 02/12/2049(4)	1,364,846
783,472	LB-UBS Commercial Mortgage Trust 6.11%, 04/15/2041(4)	812,239
	Merrill Lynch/Countrywide Commercial Mortgage Trust
2,896,919	5.73%, 06/12/2050(4)	2,915,415
	Morgan Stanley Bank of America Merrill Lynch Trust
3,100,000	3.31%, 04/15/2048	3,123,043
	SFAVE Commercial Mortgage Securities Trust
2,500,000	4.14%, 01/05/2043(1)(4)	2,483,092
	SG Commercial Mortgage Securities Trust
1,800,000	3.06%, 10/10/2048	1,746,518

		21,547,882

	Whole Loan Collateral CMO - 0.1%
	Mill City Mortgage Loan Trust
588,690	2.50%, 04/25/2057(1)(4)	586,030
	Towd Point Mortgage Trust
1,310,763	2.25%, 08/25/2055(1)(4)	1,300,220

		1,886,250

	Total Asset & Commercial Mortgage Backed Securities (cost $70,679,704)	$69,886,570

Corporate Bonds - 19.6%
	Advertising - 0.0%
	Omnicom Group, Inc.
1,065,000	3.60%, 04/15/2026	$1,054,000

	Aerospace/Defense - 0.2%
850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(1)	866,895
	Lockheed Martin Corp.
470,000	2.50%, 11/23/2020	473,972
1,625,000	4.07%, 12/15/2042	1,603,959
256,000	4.50%, 05/15/2036	272,174
640,000	4.70%, 05/15/2046	696,145
560,000	4.85%, 09/15/2041	616,282

		4,529,427

	Agriculture - 0.4%
	Altria Group, Inc.
560,000	4.50%, 05/02/2043	569,169
1,995,000	4.75%, 05/05/2021	2,174,147
	BAT International Finance plc
685,000	2.75%, 06/15/2020(1)	688,664
2,775,000	3.25%, 06/07/2022(1)	2,815,978
290,000	3.50%, 06/15/2022(1)	297,232
1,065,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,093,298

The accompanying notes are an integral part of these financial statements.

69

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Agriculture - 0.4% - (continued)
	Philip Morris International, Inc.
$325,000	4.88%, 11/15/2043	$349,579
270,000	5.65%, 05/16/2018	284,578

		8,272,645

	Airlines - 0.3%
	Continental Airlines, Inc.
3,123,418	5.98%, 10/19/2023	3,451,377
2,331,987	Southwest Airlines Co. 6.15%, 02/01/2024	2,588,506

		6,039,883

	Auto Manufacturers - 0.4%
	Daimler Finance North America LLC
150,000	2.25%, 07/31/2019(1)	150,198
	Ford Motor Co.
665,000	4.35%, 12/08/2026	671,981
	Ford Motor Credit Co. LLC
2,985,000	2.38%, 03/12/2019	2,983,230
1,725,000	3.16%, 08/04/2020	1,737,824
	General Motors Financial Co., Inc.
1,400,000	3.70%, 05/09/2023	1,377,582
1,785,000	4.20%, 03/01/2021	1,841,668
580,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	578,557

		9,341,040

	Beverages - 0.5%
	Anheuser-Busch InBev Finance, Inc.
1,750,000	3.65%, 02/01/2026	1,776,582
2,360,000	4.70%, 02/01/2036	2,482,408
280,000	4.90%, 02/01/2046	302,644
	Anheuser-Busch InBev Worldwide, Inc.
480,000	3.75%, 07/15/2042	431,709
3,205,000	7.75%, 01/15/2019	3,569,947
	Coca-Cola Femsa S.A.B. de C.V.
1,176,000	2.38%, 11/26/2018	1,184,167
1,300,000	3.88%, 11/26/2023	1,326,884
	Molson Coors Brewing Co.
765,000	3.50%, 05/01/2022	787,469
215,000	5.00%, 05/01/2042	224,751

		12,086,561

	Biotechnology - 0.2%
	Amgen, Inc.
265,000	4.56%, 06/15/2048(1)	256,323
	Biogen, Inc.
1,340,000	2.90%, 09/15/2020	1,357,090
	Celgene Corp.
230,000	2.25%, 05/15/2019	230,131
770,000	3.55%, 08/15/2022	789,704
535,000	3.63%, 05/15/2024	537,615
	Gilead Sciences, Inc.
335,000	2.55%, 09/01/2020	338,531
930,000	3.70%, 04/01/2024	954,575

		4,463,969

	Chemicals - 0.2%
	Agrium, Inc.
2,750,000	3.15%, 10/01/2022	2,734,017
	LyondellBasell Industries N.V.
1,145,000	4.63%, 02/26/2055	1,063,984

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Chemicals - 0.2% - (continued)
	Monsanto Co.
$300,000	4.70%, 07/15/2064	$270,210

		4,068,211

	Commercial Banks - 4.9%
	American Express Centurion Bank
4,300,000	6.00%, 09/13/2017	4,432,930
	Bank of America Corp.
1,220,000	2.63%, 10/19/2020	1,220,697
2,950,000	4.20%, 08/26/2024	3,005,177
1,655,000	5.00%, 05/13/2021	1,802,358
1,000,000	6.40%, 08/28/2017	1,030,665
6,000,000	6.88%, 04/25/2018	6,377,460
	Bank of New York Mellon Corp.
2,020,000	2.15%, 02/24/2020	2,014,051
	Banque Federative du Credit Mutuel S.A.
2,830,000	2.75%, 10/15/2020(1)	2,839,520
	Barclays Bank plc
800,000	6.05%, 12/04/2017(1)	826,470
	Barclays plc
2,740,000	3.20%, 08/10/2021	2,708,191
	BNP Paribas S.A.
2,075,000	2.40%, 12/12/2018	2,091,295
	BPCE S.A.
365,000	2.50%, 12/10/2018	368,202
1,075,000	4.00%, 04/15/2024	1,115,864
1,475,000	5.15%, 07/21/2024(1)	1,499,494
	Capital One Financial Corp.
2,875,000	3.75%, 04/24/2024	2,912,432
815,000	4.20%, 10/29/2025	817,711
	Citigroup, Inc.
1,220,000	2.50%, 07/29/2019	1,228,363
533,000	5.30%, 05/06/2044	574,134
290,000	8.13%, 07/15/2039	430,921
	Citizens Bank NA
1,695,000	2.55%, 05/13/2021	1,684,594
	Compass Bank
505,000	2.75%, 09/29/2019	502,251
	Credit Agricole S.A.
950,000	2.50%, 04/15/2019(1)	955,243
790,000	4.38%, 03/17/2025(1)	774,745
	Credit Suisse AG
945,000	2.30%, 05/28/2019	947,312
855,000	3.00%, 10/29/2021	863,170
250,000	3.63%, 09/09/2024	251,670
	Credit Suisse Group Funding Guernsey Ltd.
1,425,000	3.75%, 03/26/2025	1,403,343
1,885,000	3.80%, 09/15/2022	1,901,716
	Deutsche Bank AG
2,210,000	4.25%, 10/14/2021(1)	2,218,522
	Goldman Sachs Group, Inc.
3,335,000	2.38%, 01/22/2018	3,354,827
1,700,000	6.15%, 04/01/2018	1,788,255
2,590,000	6.25%, 02/01/2041	3,210,479
	HSBC Holdings plc
1,030,000	3.40%, 03/08/2021	1,047,385
4,625,000	3.60%, 05/25/2023	4,651,816
	Huntington National Bank
2,120,000	2.20%, 11/06/2018	2,126,000
760,000	2.20%, 04/01/2019	760,666
1,490,000	2.40%, 04/01/2020	1,482,613

The accompanying notes are an integral part of these financial statements.

70

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Commercial Banks - 4.9% - (continued)
	ING Bank N.V.
$5,200,000	3.75%, 03/07/2017(1)	$5,221,991
	JP Morgan Chase & Co.
2,240,000	3.25%, 09/23/2022	2,265,290
2,000,000	4.95%, 03/25/2020	2,154,916
705,000	5.40%, 01/06/2042	826,041
	Korea Development Bank
2,600,000	2.50%, 03/11/2020	2,591,527
	Macquarie Bank Ltd.
470,000	2.40%, 01/21/2020(1)	465,761
	Morgan Stanley
4,875,000	2.50%, 01/24/2019	4,926,246
1,450,000	3.13%, 07/27/2026	1,385,295
1,000,000	3.70%, 10/23/2024	1,011,912
515,000	4.30%, 01/27/2045	513,233
250,000	5.63%, 09/23/2019	270,990
	National City Corp.
4,250,000	6.88%, 05/15/2019	4,677,911
	Santander Bank NA
4,795,000	8.75%, 05/30/2018	5,160,791
	Santander Issuances SAU
1,000,000	5.18%, 11/19/2025	1,009,403
	Santander UK plc
2,200,000	2.50%, 03/14/2019	2,212,848
2,150,000	5.00%, 11/07/2023(1)	2,187,247
	SunTrust Bank
640,000	3.30%, 05/15/2026	617,725
	UBS Group Funding Jersey Ltd.
1,665,000	2.95%, 09/24/2020(1)	1,665,734
1,900,000	3.00%, 04/15/2021(1)	1,901,001
	Wachovia Corp.
1,000,000	5.75%, 06/15 /2017	1,019,045
	Wells Fargo & Co.
4,344,000	4.48%, 01/16/2024	4,572,755
850,000	4.75%, 12/07/2046	862,628

		114,740,832

	Commercial Services - 0.4%
	Catholic Health Initiatives
765,000	2.60%, 08/01/2018	772,482
1,340,000	2.95%, 11/01/2022	1,303,713
245,000	4.35%, 11/01/2042	217,621
	ERAC USA Finance LLC
655,000	2.35%, 10/15/2019(1)	654,418
340,000	2.75%, 03/15/2017(1)	340,911
1,800,000	4.50%, 08/16/2021(1)	1,920,289
1,500,000	5.63%, 03/15/2042(1)	1,653,417
	Total System Services, Inc.
2,545,000	3.80%, 04/01/2021	2,626,814

		9,489,665

	Construction Materials - 0.0%
	LafargeHolcim Finance US LLC
656,000	4.75%, 09/22/2046(1)	634,450

	Diversified Financial Services - 1.3%
	Capital One Bank USA NA
1,655,000	2.15%, 11/21/2018	1,657,991
	CDP Financial, Inc.
2,475,000	4.40%, 11/25/2019(1)	2,640,362

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Diversified Financial Services - 1.2% - (continued)
	Discover Financial Services
$3,620,000	6.45%, 06/12/2017	$3,694,203
	Eaton Vance Corp.
614,000	6.50%, 10/02/2017	637,105
	GE Capital International Funding Co.
1,989,000	2.34%, 11/15/2020	1,988,051
3,397,000	4.42%, 11/15/2035	3,559,740
	LeasePlan Corp. N.V.
1,910,000	2.88%, 01/22/2019(1)	1,909,396
	Postal Square L.P.
8,963,643	8.95%, 06/15/2022	10,563,689
	Synchrony Financial
2,045,000	2.60%, 01/15/2019	2,055,344
520,000	2.70%, 02/03/2020	518,458
355,000	3.00%, 08/15/2019	359,601

		29,583,940

	Electric - 1.5%
	Berkshire Hathaway Energy Co.
1,300,000	4.50%, 02/01/2045	1,348,645
	Dominion Resources, Inc.
725,000	2.96%, 07/01/2019	733,995
2,850,000	3.63%, 12/01/2024	2,867,832
1,750,000	4.10%, 04/01/2021	1,822,919
	Duke Energy Carolinas LLC
1,200,000	6.10%, 06/01/2037	1,476,622
	Duke Energy Corp.
855,000	2.65%, 09/01/2026	797,995
	Electricite de France S.A.
2,375,000	5.63%, 01/22/2024(1)(4)(5)	2,250,312
	Emera US Finance L.P.
365,000	2.70%, 06/15/2021(1)	361,293
	Entergy Corp.
1,305,000	2.95%, 09/01/2026	1,220,752
	Eversource Energy
285,000	3.15%, 01/15/2025	281,384
	Fortis, Inc.
1,705,000	3.06%, 10/04/2026(1)	1,594,647
	Indianapolis Power and Light Co.
1,275,000	6.60%, 06/01/2037(1)	1,591,223
	NextEra Energy Capital Holdings, Inc.
4,750,000	2.06%, 09/01/2017	4,770,924
	NiSource Finance Corp.
340,000	4.80%, 02/15/2044	357,950
	Oncor Electric Delivery Co. LLC
385,000	2.95%, 04/01/2025	381,267
1,185,000	4.10%, 06/01/2022	1,265,553
	Pacific Gas & Electric Co.
695,000	3.85%, 11/15/2023	733,249
435,000	5.13%, 11/15/2043	495,767
	SCANA Corp.
1,046,000	4.13%, 02/01/2022	1,056,868
305,000	4.75%, 05/15/2021	318,939
	Southern California Edison Co.
4,000,000	5.55%, 01/15/2037	4,779,504
	Southern Co.
1,450,000	2.75%, 06/15/2020	1,462,425
2,050,000	2.95%, 07/01/2023	2,023,535
	State Grid Overseas Investment Ltd.
1,795,000	2.75%, 05/07/2019(1)	1,818,394

		35,811,994

The accompanying notes are an integral part of these financial statements.

71

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Engineering & Construction - 0.1%
	SBA Tower Trust
$1,235,000	2.88%, 07/15/2021(1)	$1,224,478

	Food - 0.2%
	Kraft Heinz Foods Co.
555,000	2.25%, 06/05/2017	556,772
2,030,000	3.50%, 07/15/2022	2,060,663
490,000	4.38%, 06/01/2046	461,080
	Kroger Co.
620,000	3.30%, 01/15/2021	637,067
1,065,000	4.00%, 02/01/2024	1,111,338
	Sigma Alimentos S.A. de CV
880,000	4.13%, 05/02/2026(1)	836,000

		5,662,920

	Gas - 0.5%
	Atmos Energy Corp.
5,875,000	6.35%, 06/15/2017	6,008,944
	KeySpan Gas East Corp.
1,870,000	2.74%, 08/15/2026(1)	1,775,260
	NiSource Finance Corp.
2,746,000	6.40%, 03/15/2018	2,891,964

		10,676,168

	Healthcare-Products - 0.1%
	Medtronic, Inc.
545,000	2.50%, 03/15/2020	551,099
775,000	3.15%, 03/15/2022	793,772
1,230,000	3.50%, 03/15/2025	1,266,549
310,000	3.63%, 03/15/2024	322,602
192,000	4.38%, 03/15/2035	203,122

		3,137,144

	Healthcare-Services - 0.4%
	Aetna, Inc.
1,655,000	2.80%, 06/15/2023	1,630,190
725,000	4.25%, 06/15/2036	726,918
	Anthem, Inc.
421,000	3.30%, 01/15/2023	420,290
	Cigna Corp.
2,125,000	3.25%, 04/15/2025	2,069,635
	Dignity Health
180,000	2.64%, 11/01/2019	181,568
380,000	3.81%, 11/01/2024	378,180
	Kaiser Foundation Hospitals
521,000	3.50%, 04/01/2022	537,643
	Memorial Sloan-Kettering Cancer Center
530,000	4.20%, 07/01/2055	514,238
	UnitedHealth Group, Inc.
920,000	3.35%, 07/15/2022	947,882
1,440,000	3.75%, 07/15/2025	1,490,737

		8,897,281

	Household Products - 0.3%
	Procter & Gamble Co.
5,867,136	9.36%, 01/01/2021	6,785,489

	Insurance - 0.4%
	Berkshire Hathaway, Inc.
1,445,000	2.75%, 03/15/2023	1,439,575
	Chubb INA Holdings, Inc.
495,000	2.30%, 11/03/2020	494,887
840,000	3.35%, 05/15/2024	855,786

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Insurance - 0.4% - (continued)
	Five Corners Funding Trust
$200,000	4.42%, 11/15/2023(1)	$211,443
	Liberty Mutual Group, Inc.
550,000	4.25%, 06/15/2023(1)	575,836
	MetLife, Inc.
305,000	1.90%, 12/15/2017	305,787
2,205,000	3.60%, 04/10/2024	2,263,488
795,000	4.88%, 11/13/2043	860,715
	Trinity Acquisition plc
2,220,000	4.40%, 03/15/2026	2,247,204

		9,254,721

	Internet - 0.3%
	Alibaba Group Holding Ltd.
200,000	2.50%, 11/28/2019	200,899
1,045,000	3.60%, 11/28/2024	1,034,660
	Amazon.com, Inc.
1,250,000	2.50%, 11/29/2022	1,236,983
1,020,000	4.80%, 12/05/2034	1,122,673
480,000	4.95%, 12/05/2044	547,462
	Expedia, Inc.
2,275,000	5.00%, 02/15/2026	2,345,311

		6,487,988

	IT Services - 0.1%
	Apple, Inc.
80,000	2.45%, 08/04/2026	75,084
546,000	3.25%, 02/23/2026	546,290
1,360,000	3.45%, 05/06/2024	1,400,851

		2,022,225

	Lodging - 0.2%
	Marriott International, Inc.
2,310,000	2.30%, 01/15/2022	2,240,809
1,900,000	2.88%, 03/01/2021	1,908,567

		4,149,376

	Machinery-Construction & Mining - 0.1%
	Caterpillar Financial Services Corp.
1,500,000	3.30%, 06/09/2024	1,520,375
	Caterpillar, Inc.
835,000	3.40%, 05/15/2024	859,870
135,000	4.30%, 05/15/2044	139,986

		2,520,231

	Media - 0.8%
	21st Century Fox America, Inc.
385,000	4.00%, 10/01/2023	397,702
1,275,000	4.50%, 02/15/2021	1,363,153
	Charter Communications Operating LLC / Charter Communications
645,000	6.48%, 10/23/2045	745,671
	Comcast Corp.
2,450,000	4.40%, 08/15/2035	2,563,038
	Cox Communications, Inc.
2,320,000	4.80%, 02/01/2035(1)	2,161,024
	Grupo Televisa S.A.B.
420,000	5.00%, 05/13/2045	356,408
700,000	6.13%, 01/31/2046	694,670
	Sky plc
1,265,000	2.63%, 09/16/2019(1)	1,270,155
2,386,000	3.75%, 09/16/2024(1)	2,393,573

The accompanying notes are an integral part of these financial statements.

72

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Media - 0.8% - (continued)
	Time Warner Cable, Inc.
$4,120,000	5.85%, 05/01/2017	$4,178,467
395,000	6.55%, 05/01/2037	447,161
250,000	7.30%, 07/01/2038	307,536
480,000	8.25%, 04/01/2019	539,376
40,000	8.75%, 02/14/2019	45,078
	Time Warner Entertainment Co., L.P.
130,000	8.38%, 03/15/2023	163,512
	Viacom, Inc.
835,000	3.88%, 12/15/2021	843,477

		18,470,001

	Miscellaneous Manufacturing - 0.1%
	Pentair Finance S.A.
2,375,000	2.90%, 09/15/2018	2,402,448

	Oil & Gas - 1.4%
	Anadarko Petroleum Corp.
1,665,000	4.85%, 03/15/2021	1,785,276
	BG Energy Capital plc
1,200,000	4.00%, 10/15/2021(1)	1,275,536
	BP Capital Markets plc
655,000	2.32%, 02/13/2020	655,092
140,000	3.99%, 09/26/2023	147,156
2,850,000	4.75%, 03/10/2019	3,021,188
	ConocoPhillips Co.
565,000	2.88%, 11/15/2021	569,308
795,000	3.35%, 05/15/2025	784,479
395,000	4.30%, 11/15/2044	392,910
130,000	4.95%, 03/15/2026	143,520
230,000	5.75%, 02/01/2019	247,104
115,000	6.00%, 01/15/2020	126,999
	Devon Energy Corp.
2,695,000	3.25%, 05/15/2022	2,677,900
	Marathon Oil Corp.
920,000	2.70%, 06/01/2020	921,225
	Noble Energy, Inc.
1,231,000	4.15%, 12/15/2021	1,281,086
	Petroleos Mexicanos
40,000	5.38%, 03/13/2022(1)	40,959
1,590,000	5.50%, 02/04/2019(1)	1,647,065
2,900,000	5.50%, 01/21/2021	2,983,375
	Pioneer Natural Resources Co.
3,540,000	7.50%, 01/15/2020	4,024,169
	Shell International Finance B.V.
691,000	3.25%, 05/11/2025	690,433
500,000	4.38%, 03/25/2020	534,129
3,950,000	Sinopec Group Overseas Development Ltd. 2.50%, 04/28/2020(1)	3,923,816
	Statoil ASA
340,000	2.25%, 11/08/2019	342,823
160,000	2.45%, 01/17/2023	156,181
495,000	2.75%, 11/10/2021	499,933
1,850,000	2.90%, 11/08/2020	1,889,773
210,000	3.25%, 11/10/2024	212,850
45,000	3.70%, 03/01/2024	47,101
	Suncor Energy, Inc.
925,000	6.10%, 06/01/2018	979,330
	Total Capital International S.A.
1,375,000	2.70%, 01/25/2023	1,360,736

		33,361,452

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Oil & Gas Services - 0.1%
	Schlumberger Holdings Corp.
$940,000	3.00%, 12/21/2020(1)	$959,884
	Schlumberger Investment S.A.
1,625,000	3.65%, 12/01/2023	1,702,152

		2,662,036

	Pharmaceuticals - 1.2%
	AbbVie, Inc.
270,000	3.20%, 11/06/2022	270,178
	Actavis Funding SCS
1,195,000	3.00%, 03/12/2020	1,211,566
1,170,000	3.45%, 03/15/2022	1,187,560
1,000,000	4.55%, 03/15/2035	989,792
600,000	4.85%, 06/15/2044	594,899
	Bayer US Finance LLC
260,000	2.38%, 10/08/2019(1)	260,460
1,215,000	3.00%, 10/08/2021(1)	1,221,672
395,000	3.38%, 10/08/2024(1)	393,021
	Cardinal Health, Inc.
990,000	2.40%, 11/15/2019	997,216
880,000	3.50%, 11/15/2024	889,751
1,035,000	4.50%, 11/15/2044	1,025,998
	EMD Finance LLC
2,015,000	2.95%, 03/19/2022(1)	2,006,454
3,000,000	3.25%, 03/19/2025(1)	2,932,680
1,525,000	Express Scripts Holding Co. 2.25%, 06/15/2019	1,524,828
	Forest Laboratories LLC
305,000	4.88%, 02/15/2021(1)	327,657
800,000	5.00%, 12/15/2021(1)	864,946
	McKesson Corp.
100,000	2.85%, 03/15/2023	97,839
650,000	3.80%, 03/15/2024	669,936
	Merck & Co., Inc.
1,960,000	2.75%, 02/10/2025	1,924,449
1,640,000	2.80%, 05/18/2023	1,646,347
	Mylan N.V.
1,925,000	3.00%, 12/15/2018(1)	1,938,922
	Teva Pharmaceutical Finance Co. B.V.
755,000	3.65%, 11/10/2021	764,699
	Teva Pharmaceutical Finance Netherlands III B.V.
5,215,000	2.80%, 07/21/2023	4,936,472
380,000	4.10%, 10/01/2046	325,608

		29,002,950

	Pipelines - 0.7%
	Columbia Pipeline Group, Inc.
990,000	2.45%, 06/01/2018	994,838
	Energy Transfer Partners L.P.
2,040,000	3.60%, 02/01/2023	2,006,354
1,300,000	5.15%, 03/15/2045	1,246,804
	Enterprise Products Operating LLC
865,000	3.95%, 02/15/2027	886,100
	Kinder Morgan Energy Partners L.P.
1,875,000	6.95%, 01/15/2038	2,174,942
	Phillips 66 Partners L.P.
2,425,000	3.61%, 02/15/2025	2,374,975
	Regency Energy Partners L.P.
375,000	4.50%, 11/01/2023	380,522
100,000	5.88%, 03/01/2022	110,006

The accompanying notes are an integral part of these financial statements.

73

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Pipelines - 0.7% - (continued)
	Sunoco Logistics Partners Operations L.P.
$610,000	3.45%, 01/15/2023	$595,894
1,724,000	4.40%, 04/01/2021	1,815,544
	TransCanada PipeLines Ltd.
1,036,000	4.88%, 01/15/2026	1,151,145
	Western Gas Partners L.P.
2,470,000	4.00%, 07/01/2022	2,510,301

		16,247,425

	Real Estate - 0.1%
	WEA Finance LLC / Westfield UK & Europe Finance plc
480,000	1.75%, 09/15/2017(1)	480,299
730,000	2.70%, 09/17/2019(1)	738,356
1,400,000	3.25%, 10/05/2020(1)	1,423,803

		2,642,458

	Real Estate Investment Trusts - 0.4%
	American Tower Corp.
975,000	3.45%, 09/15/2021	987,615
1,110,000	5.00%, 02/15/2024	1,195,097
	AvalonBay Communities, Inc.
760,000	3.63%, 10/01/2020	789,172
	Crown Castle International Corp.
940,000	3.70%, 06/15/2026	922,639
	HCP, Inc.
2,960,000	4.00%, 06/01/2025	2,942,412
	Scentre Group
1,735,000	2.38%, 11/05/2019(1)	1,734,080

		8,571,015

	Retail - 0.5%
	AutoZone, Inc.
900,000	3.13%, 07/15/2023	891,179
1,908,000	3.70%, 04/15/2022	1,971,708
	CVS Health Corp.
2,100,000	4.00%, 12/05/2023	2,212,654
685,000	4.88%, 07/20/2035	736,670
1,185,000	5.13%, 07/20/2045	1,320,620
	Home Depot, Inc.
325,000	4.40%, 03/15/2045	346,351
	Lowe’s Cos., Inc.
1,850,000	4.63%, 04/15/2020	1,982,614
	O’Reilly Automotive, Inc.
1,435,000	3.80%, 09/01/2022	1,484,793

		10,946,589

	Savings & Loans - 0.1%
	Nationwide Building Society
1,610,000	2.35%, 01/21/2020(1)	1,606,168

	Software - 0.1%
	Microsoft Corp.
1,605,000	2.40%, 08/08/2026	1,516,239
1,230,000	3.70%, 08/08/2046	1,158,002

		2,674,241

	Telecommunications - 0.9%
	America Movil S.A.B. de C.V.
635,000	3.13%, 07/16/2022	625,289
390,000	6.13%, 03/30/2040	445,089

Shares or Principal Amount		Market Value†
Corporate Bonds - 19.6% - (continued)
	Telecommunications - 0.9% - (continued)
	AT&T, Inc.
$355,000	3.95%, 01/15/2025	$355,615
2,185,000	4.45%, 04/01/2024	2,277,723
1,340,000	4.50%, 03/09/2048	1,204,088
390,000	4.75%, 05/15/2046	369,493
	GTP Acquisition Partners I LLC
715,000	2.35%, 06/15/2045(1)	696,796
	Orange S.A.
3,200,000	4.13%, 09/14/2021	3,378,928
576,000	9.00%, 03/01/2031	866,030
	Verizon Communications, Inc.
425,000	3.45%, 03/15/2021	438,771
2,415,000	3.50%, 11/01/2021	2,492,700
4,795,000	4.50%, 09/15/2020	5,131,192
1,911,000	4.52%, 09/15/2048	1,832,481
715,000	4.75%, 11/01/2041	706,023
263,000	6.40%, 09/15/2033	317,313

		21,137,531

	Transportation - 0.2%
	FedEx Corp.
845,000	4.90%, 01/15/2034	900,734
1,435,000	5.10%, 01/15/2044	1,557,027
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,685,000	3.20%, 07/15/2020(1)	1,703,686
1,100,000	3.38%, 02/01/2022(1)	1,109,305

		5,270,752

	Total Corporate Bonds (cost $444,468,414)	$455,929,704

Foreign Government Obligations - 0.3%
	Mexico - 0.1%
	Mexico Government International Bond
1,674,000	3.50%, 01/21/2021	$1,700,784
1,185,000	3.60%, 01/30/2025	1,142,340
150,000	4.75%, 03/08/2044	136,395

		2,979,519

	Saudi Arabia - 0.1%
	Saudi Government International Bond
935,000	2.38%, 10/26/2021(1)	907,825

	South Korea - 0.1%
	Export-Import Bank of Korea
2,300,000	1.75%, 05/26/2019	2,291,812

	Total Foreign Government Obligations (cost $6,194,625)	6,179,156

Municipal Bonds - 1.3%
	General - 0.3%
	Chicago Transit Auth
1,985,000	6.90%, 12/01/2040	2,494,806
	Commonwealth Financing Auth
980,000	4.01%, 06/01/2033	956,715
805,000	4.14%, 06/01/2038	768,485
	Kansas Dev Finance Auth
1,345,000	4.93%, 04/15/2045	1,438,356
	New Jersey State, Economic Auth Rev
2,400,000	3.80%, 06/15/2018	2,445,456

		8,103,818

The accompanying notes are an integral part of these financial statements.

74

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
Municipal Bonds - 1.3% - (continued)
	General Obligation - 0.3%
	California State, GO Taxable
$1,235,000	7.55%, 04/01/2039	$1,827,368
	Chicago, IL, Metropolitan Water Reclamation GO
685,000	5.72%, 12/01/2038	819,876
	Illinois State, GO
1,640,000	5.10%, 06/01/2033	1,449,465
	Los Angeles, CA, USD GO
2,200,000	5.75%, 07/01/2034	2,717,044

		6,813,753

	Higher Education - 0.1%
	University of California, Build America Bonds Rev
1,460,000	5.77%, 05/15/2043	1,770,717

	Medical - 0.1%
	University of California, Regents MedCenter Pooled Rev
1,935,000	6.58%, 05/15/2049	2,515,965

	Power - 0.0%
	Utility Debt Securitization Auth, New York
485,000	3.44%, 12/15/2025	501,417

	Transportation - 0.4%
	Illinois State Toll Highway Auth, Taxable Rev
1,875,000	6.18%, 01/01/2034	2,345,775
	Maryland State Transportation Auth
1,050,000	5.89%, 07/01/2043	1,303,449
	New York and New Jersey PA, Taxable Rev
685,000	4.81%, 10/15/2065	737,211
570,000	6.04%, 12/01/2029	713,224
	North Texas Tollway Auth Rev
2,400,000	6.72%, 01/01/2049	3,367,752

		8,467,411

	Utility-Electric - 0.1%
	Municipal Electric Auth. Georgia
1,105,000	6.64%, 04/01/2057	1,370,432

	Total Municipal Bonds (cost $25,865,388)	$29,543,513

U.S. Government Agencies - 0.5%
	FHLMC - 0.0%
49,434	2.75%, 04/01/2029(4)	$50,830
37,849	4.00%, 03/01/2041	39,956

		90,786

	FNMA - 0.2%
104,516	4.50%, 11/01/2023	112,412
166,474	4.50%, 03/01/2038	179,094
101,067	4.50%, 11/01/2039	108,843
62,047	4.50%, 04/01/2040	67,174
156,501	4.50%, 08/01/2040	168,549
60,465	4.50%, 02/01/2041	65,132
705,860	4.50%, 04/01/2041	761,118
489,009	4.50%, 06/01/2041	528,056
727,793	4.50%, 07/01/2041	786,055
266,006	4.50%, 09/01/2041	286,776
163,320	4.50%, 07/01/2044	175,744
1,850,000	4.50%, 01/01/2047(6)(7)	1,989,834
2,802	5.00%, 02/01/2019	2,868
31,861	5.00%, 04/01/2019	32,607

		5,264,262

Shares or Principal Amount		Market Value†
U.S. Government Agencies - 0.5% - (continued)
	GNMA - 0.3%
$133,011	5.00%, 07/15/2037	$146,939
19,980	6.00%, 06/15/2024	22,652
6,375	6.00%, 07/15/2026	7,227
10,098	6.00%, 01/15/2028	11,447
2,599	6.00%, 03/15/2028	2,997
76,668	6.00%, 04/15/2028	87,028
105,817	6.00%, 05/15/2028	119,959
22,303	6.00%, 06/15/2028	25,283
58,200	6.00%, 07/15/2028	65,996
20,375	6.00%, 08/15/2028	23,100
89,868	6.00%, 09/15/2028	101,881
149,567	6.00%, 10/15/2028	169,598
243,340	6.00%, 11/15/2028	276,100
149,275	6.00%, 12/15/2028	169,299
4,281	6.00%, 12/15/2031	4,906
32,547	6.00%, 09/15/2032	38,604
11,006	6.00%, 11/15/2032	12,947
20,315	6.00%, 01/15/2033	23,040
2,130	6.00%, 04/15/2033	2,416
131,437	6.00%, 06/15/2033	155,475
46,986	6.00%, 10/15/2033	54,423
6,457	6.00%, 11/15/2033	7,417
110,027	6.00%, 10/15/2034	126,286
62,207	6.00%, 01/15/2035	70,548
7,985	6.00%, 05/15/2035	9,052
19,750	6.00%, 06/15/2035	22,782
1,120	6.50%, 03/15/2026	1,279
5,444	6.50%, 01/15/2028	6,219
84,678	6.50%, 03/15/2028	96,726
157,086	6.50%, 04/15/2028	179,431
55,897	6.50%, 05/15/2028	63,848
217,972	6.50%, 06/15/2028	248,982
14,161	6.50%, 10/15/2028	16,176
4,219	6.50%, 02/15/2035	4,819
27,940	7.00%, 11/15/2031	32,024
13,504	7.00%, 03/15/2032	15,515
1,548,313	7.00%, 11/15/2032	1,853,461
221,446	7.00%, 01/15/2033	262,167
241,014	7.00%, 05/15/2033	284,298
45,814	7.00%, 07/15/2033	53,228
284,838	7.00%, 11/15/2033	335,248
114,603	7.50%, 09/16/2035	131,468
228	8.00%, 09/15/2026	253
141	8.00%, 11/15/2026	157
13,305	8.00%, 12/15/2026	15,645
166	8.00%, 09/15/2027	175
8,709	8.00%, 07/15/2029	10,396
3,844	8.00%, 11/15/2029	3,859
22,090	8.00%, 12/15/2029	23,593
4,800	8.00%, 01/15/2030	5,041
6,681	8.00%, 02/15/2030	6,916
1,137	8.00%, 03/15/2030	1,161
58,970	8.00%, 04/15/2030	59,964
11,270	8.00%, 05/15/2030	11,680
48,586	8.00%, 06/15/2030	51,712
3,818	8.00%, 07/15/2030	4,210
76,616	8.00%, 08/15/2030	79,101
17,133	8.00%, 09/15/2030	17,713
9,753	8.00%, 11/15/2030	10,038
175,090	8.00%, 12/15/2030	196,623

The accompanying notes are an integral part of these financial statements.

75

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
U.S. Government Agencies - 0.5% - (continued)
	GNMA - 0.3% - (continued)
$273	8.00%, 02/15/2031	$289
8,037	9.00%, 06/15/2022	8,168

		5,848,985

	Total U.S. Government Agencies (cost $10,489,070)	$11,204,033

U.S. Government Securities - 11.4%
	U.S. Treasury Securities - 11.4%
	U.S. Treasury Bonds - 4.2%
16,163,391	2.38%, 01/15/2027(8)	$18,934,620
20,850,000	2.50%, 02/15/2045(9)	18,571,971
6,600,000	2.50%, 05/15/2046	5,865,235
10,450,800	2.88%, 05/15/2043	10,094,407
8,995,000	3.13%, 08/15/2044	9,103,920
4,630,000	3.38%, 05/15/2044	4,909,791
22,000,000	4.38%, 02/15/2038	27,338,432
1,750,000	6.00%, 02/15/2026	2,262,901

		97,081,277

	U.S. Treasury Notes - 7.2%
15,685,000	1.25%, 03/31/2021	15,322,896
2,025,000	1.38%, 09/30/2020	2,002,061
5,570,000	1.38%, 01/31/2021	5,481,008
43,220,000	1.50%, 03/31/2023	41,528,326
37,000,000	1.63%, 07/31/2019	37,258,704
16,835,000	1.75%, 09/30/2019	17,000,724
4,130,000	2.00%, 02/15/2025	4,019,650
16,670,000	2.25%, 11/15/2024	16,567,763
11,935,000	2.38%, 08/15/2024	11,990,474
4,550,000	2.75%, 02/15/2019	4,692,897
7,650,000	2.75%, 11/15/2023	7,902,213
3,390,000	2.75%, 02/15/2024	3,501,233

		167,267,949

	Total U.S. Government Securities (cost $261,170,251)	$264,349,226

	Total Long-Term Investments (cost $1,893,381,983)	$2,293,405,622

Short-Term Investments - 0.9%
	Other Investment Pools & Funds - 0.9%
21,966,161	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$21,966,161

	Total Short-Term Investments (cost $21,966,161)	$21,966,161

Total Investments (cost $1,915,348,144)^	99.8%	$2,315,371,783
Other Assets and Liabilities	0.2%	4,109,332

Total Net Assets	100.0%	$2,319,481,115

The accompanying notes are an integral part of these financial statements.

76

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $1,928,022,134 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$439,302,328
Unrealized Depreciation	(51,952,679)

Net Unrealized Appreciation	$387,349,649

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $138,108,584, which represents 6.0% of total net assets.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	11,702,200	Allstar Co.	$5,090,681
11/2013	163,241	Tory Burch LLC	12,794,224

			$17,884,905

At December 31, 2016, the aggregate value of these securities was $19,883,404, which represents 0.9% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of these securities was $19,883,404, which represents 0.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2016.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	Represents or includes a TBA transaction.

(7)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $1,989,039 at December 31, 2016.

(8)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

77

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Futures Contracts Outstanding at December 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	129	03/22/2017	$15,871,157	$16,032,281	$(161,124)

Total futures contracts					$(161,124)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:

ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:

GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

78

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$162,057,573	$162,057,573	$—	$—
Capital Goods	110,292,391	110,292,391	—	—
Commercial & Professional Services	12,490,613	12,490,613	—	—
Consumer Durables & Apparel	29,666,228	29,666,228	—	—
Consumer Services	36,192,621	36,192,621	—	—
Diversified Financials	51,582,712	51,582,712	—	—
Energy	115,514,174	115,514,174	—	—
Food & Staples Retailing	8,824,505	8,824,505	—	—
Food, Beverage & Tobacco	84,771,920	67,155,290	17,616,630	—
Health Care Equipment & Services	64,923,355	64,923,355	—	—
Insurance	57,353,460	57,353,460	—	—
Materials	38,703,355	38,703,355	—	—
Media	43,797,631	43,797,631	—	—
Pharmaceuticals, Biotechnology & Life Sciences	176,269,931	135,385,094	40,884,837	—
Retailing	59,347,593	39,464,189	—	19,883,404
Semiconductors & Semiconductor Equipment	92,832,581	92,832,581	—	—
Software & Services	134,230,114	134,230,114	—	—
Technology Hardware & Equipment	112,080,987	112,080,987	—	—
Telecommunication Services	9,645,232	9,645,232	—	—
Transportation	22,032,000	22,032,000	—	—
Utilities	33,704,444	33,704,444	—	—
Asset & Commercial Mortgage Backed Securities	69,886,570	—	69,886,570	—
Corporate Bonds	455,929,704	—	455,929,704	—
Foreign Government Obligations	6,179,156	—	6,179,156	—
Municipal Bonds	29,543,513	—	29,543,513	—
U.S. Government Agencies	11,204,033	—	11,204,033	—
U.S. Government Securities	264,349,226	—	264,349,226	—
Short-Term Investments	21,966,161	21,966,161	—	—

Total	$2,315,371,783	$1,399,894,710	$895,593,669	$19,883,404

Liabilities
Futures Contracts(2)	$(161,124)	$(161,124)	$—	$—

Total	$(161,124)	$(161,124)	$—	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Total
Beginning balance	$19,755,780	$19,755,780
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	127,624	127,624
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending balance	$19,883,404	$19,883,404

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $127,624.

The accompanying notes are an integral part of these financial statements.

79

Hartford Capital Appreciation HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6%
	Automobiles & Components - 1.9%
733,440	Delphi Automotive plc	$49,397,184
969,524	Goodyear Tire & Rubber Co.	29,929,206
240,260	Magna International, Inc.	10,432,471
30,978	Tesla Motors, Inc.*	6,619,689

		96,378,550

	Banks - 8.8%
4,329,353	Banco Santander S.A.	22,522,467
2,672,216	Bank of America Corp.	59,055,974
142,377	BB&T Corp.	6,694,566
2,648,611	CaixaBank S.A.	8,729,228
1,345,555	Citigroup, Inc.	79,966,334
1,411,126	FinecoBank Banca Fineco S.p.A.	7,889,867
3,321,489	ICICI Bank Ltd. ADR	24,877,953
2,258,596	Itau Unibanco Holding S.A. ADR	23,218,367
608,771	JP Morgan Chase & Co.	52,530,850
76,467	M&T Bank Corp.	11,961,733
773,558	PNC Financial Services Group, Inc.	90,475,344
2,023,400	Sberbank of Russia PJSC ADR	23,297,450
242,200	Sumitomo Mitsui Financial Group, Inc.	9,223,693
237,571	US Bancorp	12,204,022
373,845	Wells Fargo & Co.	20,602,598

		453,250,446

	Capital Goods - 3.4%
691,475	AerCap Holdings N.V.*	28,772,275
185,664	Airbus Group SE	12,262,860
247,835	Eaton Corp. plc	16,627,250
210,850	Fastenal Co.	9,905,733
49,296	General Dynamics Corp.	8,511,447
350,600	Harry’s, Inc.*(1)(2)(3)	4,691,028
97,568	Honeywell International, Inc.	11,303,253
1,651,000	Kawasaki Heavy Industries Ltd.	5,167,903
78,076	Lockheed Martin Corp.	19,514,316
83,986	Middleby Corp.*	10,818,237
163,297	Owens Corning	8,419,593
47,721	Rockwell Automation, Inc.	6,413,702
781,530	Sanwa Holdings Corp.	7,433,110
148,011	Siemens AG	18,122,458
29,518	TransDigm Group, Inc.	7,348,801

		175,311,966

	Commercial & Professional Services - 1.2%
94,936	Clean Harbors, Inc.*	5,283,188
120,195	Equifax, Inc.	14,210,655
222,200	Herman Miller, Inc.	7,599,240
527,040	IHS Markit Ltd.*	18,662,486
118,283	Nielsen Holdings plc	4,961,972
340,900	Steelcase, Inc. Class A	6,102,110
187,922	TransUnion*	5,812,428

		62,632,079

	Consumer Durables & Apparel - 3.2%
39,057,860	Global Brands Group Holding Ltd.*	5,166,507
297,562	Kate Spade & Co.*	5,555,483
305,016	Lennar Corp. Class A	13,094,337
161,243	Newell Brands, Inc.	7,199,500
921,634	NIKE, Inc. Class B	46,846,656
164,536	Pandora A/S	21,478,525
91,169	Ralph Lauren Corp.	8,234,384
896,500	Sony Corp.	25,049,933
382,503	Toll Brothers, Inc.*	11,857,593

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Consumer Durables & Apparel - 3.2% - (continued)
195,536	Under Armour, Inc. Class C*	$4,921,641
235,100	VF Corp.	12,542,585

		161,947,144

	Consumer Services - 1.8%
1,183,700	Hilton Worldwide Holdings, Inc.	32,196,640
195,274	Las Vegas Sands Corp.	10,429,584
76,483	Marriott International, Inc. Class A	6,323,615
74,071	Marriott Vacations Worldwide Corp.	6,284,924
192,218	McDonald’s Corp.	23,396,775
71,024	Panera Bread Co. Class A*	14,566,312

		93,197,850

	Diversified Financials - 3.6%
425,808	American Express Co.	31,543,857
242,885	Banca Generali S.p.A.	5,776,952
55,284	BlackRock, Inc.	21,037,773
595,630	Blackstone Group L.P.	16,099,879
297,539	Capital One Financial Corp.	25,957,302
213,464	Credit Suisse Group AG*	3,050,620
54,000	Goldman Sachs Group, Inc.	12,930,300
180,758	Intercontinental Exchange, Inc.	10,198,366
136,776	Macquarie Group Ltd.	8,567,923
443,960	OneMain Holdings, Inc.*	9,829,274
204,856	Raymond James Financial, Inc.	14,190,375
21,202	S&P Global, Inc.	2,280,063
750,000	Saban Capital Acquisition Corp. UNIT*	7,777,500
184,285	Synchrony Financial	6,684,017
147,505	TD Ameritrade Holding Corp.	6,431,218
382,441	WisdomTree Investments, Inc.	4,260,393

		186,615,812

	Energy - 5.1%
386,838	Anadarko Petroleum Corp.	26,974,214
229,657	Baker Hughes, Inc.	14,920,815
495,850	Cabot Oil & Gas Corp.	11,583,056
291,409	Canadian Natural Resources Ltd.	9,290,119
49,942	Centennial Resource Development, Inc. PIPE*(1)(2)(3)	889,709
267,799	Continental Resources, Inc.*	13,802,360
175,832	Diamondback Energy, Inc.*	17,769,582
507,276	Eni S.p.A.	8,223,489
77,678	EOG Resources, Inc.	7,853,246
352,344	Halliburton Co.	19,058,287
93,319	Helmerich & Payne, Inc.	7,222,891
99,094	Hess Corp.	6,172,565
380,486	HollyFrontier Corp.	12,464,721
719,232	Kinder Morgan, Inc.	14,895,295
628,536	Marathon Oil Corp.	10,879,958
145,327	Newfield Exploration Co.*	5,885,744
504,375	Petroleo Brasileiro S.A. ADR*	5,099,231
210,572	Pioneer Natural Resources Co.	37,917,700
3,646,446	Rosneft Oil Co. PJSC GDR	23,681,964
185,610	Transocean Ltd.*	2,735,891
381,270	WPX Energy, Inc.*	5,555,104

		262,875,941

	Food & Staples Retailing - 1.3%
371,303	Costco Wholesale Corp.	59,449,324
172,845	Seven & I Holdings Co., Ltd.	6,573,152

		66,022,476

The accompanying notes are an integral part of these financial statements.

80

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Food, Beverage & Tobacco - 2.9%
670,395	BRF S.A. ADR	$9,895,030
280,937	British American Tobacco plc	15,922,207
564,685	Coca-Cola Co.	23,411,840
479,963	Hostess Brands, Inc.*	6,239,519
39,212	JM Smucker Co.	5,021,489
310,875	Molson Coors Brewing Co. Class B	30,251,246
345,116	Mondelez International, Inc. Class A	15,298,992
682,493	Monster Beverage Corp.*	30,261,740
145,390	Post Holdings, Inc.*	11,687,902

		147,989,965

	Health Care Equipment & Services - 5.4%
70,048	ABIOMED, Inc.*	7,893,009
503,800	Acadia Healthcare Co., Inc.*	16,675,780
69,018	Align Technology, Inc.*	6,634,700
27,936	Becton Dickinson and Co.	4,624,805
542,299	Boston Scientific Corp.*	11,729,927
319,746	Cardinal Health, Inc.	23,012,120
203,399	DENTSPLY SIRONA, Inc.	11,742,224
95,267	DexCom, Inc.*	5,687,440
127,410	Edwards Lifesciences Corp.*	11,938,317
218,023	Envision Healthcare Corp.*	13,798,676
588,870	HCA Holdings, Inc.*	43,588,158
212,103	Hologic, Inc.*	8,509,572
142,130	Insulet Corp.*	5,355,458
132,400	Invuity, Inc.*	761,300
36,847	Laboratory Corp. of America Holdings*	4,730,418
270,345	McKesson Corp.	37,969,955
455,319	Medtronic plc	32,432,372
51,118	Quest Diagnostics, Inc.	4,697,744
122,406	UnitedHealth Group, Inc.	19,589,856
173,231	Veeva Systems, Inc. Class A*	7,050,502

		278,422,333

	Household & Personal Products - 1.4%
114,911	Beiersdorf AG	9,733,866
531,368	Colgate-Palmolive Co.	34,772,722
919,770	Coty, Inc. Class A	16,840,989
144,659	Estee Lauder Cos., Inc. Class A	11,064,967

		72,412,544

	Insurance - 6.6%
99,685	Aflac, Inc.	6,938,076
94,110	Allstate Corp.	6,975,433
328,715	American International Group, Inc.	21,468,377
62,721	Aon plc	6,995,273
397,449	Arthur J Gallagher & Co.	20,651,450
671,719	Assicurazioni Generali S.p.A.	9,956,458
446,641	AXA S.A.	11,259,278
49,298	Axis Capital Holdings Ltd.	3,217,680
632,145	Chubb Ltd.	83,518,997
18,311	Everest Re Group Ltd.	3,962,500
102,636	Loews Corp.	4,806,444
368,528	Marsh & McLennan Cos., Inc.	24,908,808
810,868	MetLife, Inc.	43,697,677
309,682	Principal Financial Group, Inc.	17,918,201
235,323	Prudential Financial, Inc.	24,487,711
29,580	Reinsurance Group of America, Inc.	3,722,051
23,050	RenaissanceRe Holdings Ltd.	3,139,871
357,300	Sony Financial Holdings, Inc.	5,569,743
42,030	Tokio Marine Holdings, Inc.	1,720,836
51,443	Torchmark Corp.	3,794,436

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Insurance - 6.6% - (continued)
64,506	Travelers Cos., Inc.	$7,896,825
287,287	Unum Group	12,620,518
207,408	XL Group Ltd.	7,728,022

		336,954,665

	Materials - 3.7%
234,754	Anglo American plc*	3,316,800
1,063,782	BHP Billiton plc	16,938,615
293,464	Celanese Corp. Series A	23,107,355
398,669	CF Industries Holdings, Inc.	12,550,100
328,509	Dow Chemical Co.	18,797,285
776,355	Freeport-McMoRan, Inc.*	10,240,123
7,131,814	Glencore plc*	24,097,564
306,305	International Paper Co.	16,252,543
363,300	Ivanhoe Mines Ltd. Class A*	687,284
267,141	LafargeHolcim Ltd.*	14,022,784
353,900	Methanex Corp.	15,522,415
396,169	Platform Specialty Products Corp.*	3,886,418
127,058	Praxair, Inc.	14,889,927
196,944	Reliance Steel & Aluminum Co.	15,664,926

		189,974,139

	Media - 1.4%
172,598	John Wiley & Sons, Inc. Class A	9,406,591
735,476	SES S.A.	16,182,523
497,387	Sky plc	6,063,609
96,200	Time Warner, Inc.	9,286,186
599,789	Twenty-First Century Fox, Inc. Class A	16,818,083
158,832	Walt Disney Co.	16,553,471
29,800	Weinstein Co. LLC*(1)(2)(3)	—

		74,310,463

	Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
291,422	Alkermes plc*	16,197,235
258,353	Allergan plc*	54,256,713
31,551	Biogen, Inc.*	8,947,233
2,103,023	Bristol-Myers Squibb Co.	122,900,664
196,502	Celgene Corp.*	22,745,106
102,360	Eisai Co., Ltd.	5,865,981
489,475	Hikma Pharmaceuticals plc	11,408,525
181,010	Incyte Corp.*	18,149,873
104,203	Ionis Pharmaceuticals, Inc.*	4,984,029
591,580	Merck & Co., Inc.	34,826,315
35,574	Mettler-Toledo International, Inc.*	14,889,853
475,599	Mylan N.V.*	18,144,102
607,600	Ono Pharmaceutical Co., Ltd.	13,242,409
567,698	Pfizer, Inc.	18,438,831
98,930	Regeneron Pharmaceuticals, Inc.*	36,316,214
69,279	TESARO, Inc.*	9,316,640
234,641	Teva Pharmaceutical Industries Ltd. ADR	8,505,736
118,600	Thermo Fisher Scientific, Inc.	16,734,460

		435,869,919

	Real Estate - 2.2%
185,304	American Tower Corp. REIT	19,582,927
518,051	Columbia Property Trust, Inc. REIT	11,189,901
20,254	Equinix, Inc. REIT	7,238,982
802,226	Host Hotels & Resorts, Inc. REIT	15,113,938
143,977	Public Storage REIT	32,178,859
40,200	Simon Property Group, Inc. REIT	7,142,334
422,277	STORE Capital Corp. REIT	10,434,465

The accompanying notes are an integral part of these financial statements.

81

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Real Estate - 2.2% - (continued)
256,951	Vonovia SE	$8,342,520

		111,223,926

	Retailing - 4.9%
35,269	Advance Auto Parts, Inc.	5,964,693
8,451,700	Allstar Co.*(1)(2)(3)	8,789,768
37,778	Amazon.com, Inc.*	28,328,589
248,043	CarMax, Inc.*	15,971,489
149,926	Dick’s Sporting Goods, Inc.	7,961,071
227,551	Expedia, Inc.	25,776,977
17,385	Honest Co.*(1)(2)(3)	600,130
87,800	L Brands, Inc.	5,780,752
263,242	Lowe’s Cos., Inc.	18,721,771
559,391	Netflix, Inc.*	69,252,606
17,836	Priceline Group, Inc.*	26,148,646
301,319	TJX Cos., Inc.	22,638,096
280,504	Tory Burch LLC*(1)(2)(3)	13,253,791
19,292	Wayfair, Inc. Class A*	676,185

		249,864,564

	Semiconductors & Semiconductor Equipment - 2.3%
270,631	Analog Devices, Inc.	19,653,223
165,743	Broadcom Ltd.	29,298,390
98,948	Cavium, Inc.*	6,178,313
461,838	Intel Corp.	16,750,864
377,643	Micron Technology, Inc.*	8,277,934
111,418	Silicon Motion Technology Corp. ADR	4,733,037
154,575	SK Hynix, Inc.	5,687,754
245,960	Skyworks Solutions, Inc.	18,363,374
1,376,467	SunPower Corp.*	9,098,447

		118,041,336

	Software & Services - 14.9%
188,048	Accenture plc Class A	22,026,062
411,469	Activision Blizzard, Inc.	14,858,146
187,342	Adobe Systems, Inc.*	19,286,859
230,977	Akamai Technologies, Inc.*	15,401,546
404,854	Alibaba Group Holding Ltd. ADR*	35,550,230
39,147	Alliance Data Systems Corp.	8,945,090
22,108	Alphabet, Inc. Class A*	17,519,485
108,381	Alphabet, Inc. Class C*	83,650,623
117,204	Aspen Technology, Inc.*	6,408,715
226,505	Autodesk, Inc.*	16,763,635
219,676	Automatic Data Processing, Inc.	22,578,299
1,089,362	Cadence Design Systems, Inc.*	27,473,710
117,156	Capgemini S.A.	9,870,289
32,555	CoStar Group, Inc.*	6,136,292
184,967	Dropbox, Inc. Class B*(1)(2)(3)	1,781,232
195,967	Envestnet, Inc.*	6,907,837
653,909	Facebook, Inc. Class A*	75,232,230
92,295	FleetCor Technologies, Inc.*	13,061,588
976,240	Genpact Ltd.*	23,761,682
735,179	Global Payments, Inc.	51,028,774
193,480	GoDaddy, Inc. Class A*	6,762,126
97,603	IBM Corp.	16,201,122
2,296,502	Just Eat plc*	16,501,582
834,842	Microsoft Corp.	51,877,082
532,364	Mobileye N.V.*	20,293,716
36,100	Nintendo Co., Ltd.	7,504,301
362,359	Oracle Corp.	13,932,704
159,018	PayPal Holdings, Inc.*	6,276,440
129,789	Salesforce.com, Inc.*	8,885,355

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Software & Services - 14.9% - (continued)
492,738	ServiceNow, Inc.*	$36,630,143
157,074	SS&C Technologies Holdings, Inc.	4,492,316
3,800	Trade Desk, Inc. Class A*	105,146
37,790	Ultimate Software Group, Inc.*	6,891,007
199,576	VeriSign, Inc.*	15,181,746
297,743	Visa, Inc. Class A	23,229,909
442,724	Workday, Inc. Class A*	29,259,629
407,453	Zillow Group, Inc. Class A*	14,851,662
284,047	Zillow Group, Inc. Class C*	10,359,194

		767,477,504

	Technology Hardware & Equipment - 3.6%
193,360	Amphenol Corp. Class A	12,993,792
107,842	Arista Networks, Inc.*	10,435,870
1,047,918	Cisco Systems, Inc.	31,668,082
1,916,500	Flex Ltd.*	27,540,105
129,091	Motorola Solutions, Inc.	10,700,353
113,416	Pure Storage, Inc. Class A*	1,282,735
34,066	Samsung Electronics Co., Ltd.	50,700,839
734,698	Trimble, Inc.*	22,151,145
242,535	Western Digital Corp.	16,480,253

		183,953,174

	Telecommunication Services - 1.4%
516,182	AT&T, Inc.	21,953,220
179,900	Nippon Telegraph & Telephone Corp.	7,572,915
682,671	Verizon Communications, Inc.	36,440,978
3,646,942	Zegona Communications plc	5,446,770

		71,413,883

	Transportation - 4.7%
182,593	Alaska Air Group, Inc.	16,201,477
318,950	American Airlines Group, Inc.	14,891,775
373,253	Canadian National Railway Co.	25,119,831
472,162	CSX Corp.	16,964,781
245,891	FedEx Corp.	45,784,904
198,399	Genesee & Wyoming, Inc. Class A*	13,770,874
349,511	J.B. Hunt Transport Services, Inc.	33,927,033
170,835	Knight Transportation, Inc.	5,646,097
96,244	Southwest Airlines Co.	4,796,801
21,264	Swift Transportation Co.*	517,991
266,854	Union Pacific Corp.	27,667,423
294,373	United Parcel Service, Inc. Class B	33,746,921

		239,035,908

	Utilities - 2.4%
117,360	American Electric Power Co., Inc.	7,388,986
17,957,000	China Longyuan Power Group Corp. Ltd. Class H	13,953,484
125,052	Duke Energy Corp.	9,706,536
65,796	Entergy Corp.	4,834,032
449,002	Exelon Corp.	15,935,081
1,064,087	Iberdrola S.A.	6,967,518
353,403	OGE Energy Corp.	11,821,330
397,160	PG&E Corp.	24,135,413
184,814	PPL Corp.	6,292,917
141,814	Public Service Enterprise Group, Inc.	6,222,798
85,248	Sempra Energy	8,579,359
186,763	Southern Co.	9,186,872

		125,024,326

	Total Common Stocks (cost $4,675,369,824)	$4,960,200,913

The accompanying notes are an integral part of these financial statements.

82

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 1.2%
	Consumer Durables & Apparel - 0.0%
127,917	One Kings Lane, Inc.*(1)(2)(3)	$133,034

	Consumer Services - 0.1%
16,619	Airbnb, Inc. Series E*(1)(2)(3)	1,744,995
161,097	DraftKings, Inc. Series D*(1)(2)(3)	639,555
139,659	DraftKings, Inc. Series D-1*(1)(2)(3)	729,020

		3,113,570

	Diversified Financials - 0.1%
284,119	Social Finance, Inc.*(1)(2)(3)	4,482,347

	Software & Services - 1.0%
56,702	Cloudera, Inc.*(1)(2)(3)	976,975
29,504	Magic Leap, Inc. Series C*(1)(2)(3)	679,566
50,200	Nanigans, Inc.*(1)(2)(3)	341,360
793,410	Pinterest, Inc. Series G*(1)(2)(3)	4,585,910
20,891	Sharecare*(1)(2)(3)	5,220,034
815,160	Uber Technologies, Inc.*(1)(2)(3)	39,757,169
293,655	Zuora, Inc. Series F*(1)(2)(3)	1,089,460

		52,650,474

	Telecommunication Services - 0.0%
3,739	DocuSign, Inc. Series B*(1)(2)(3)	60,385
1,120	DocuSign, Inc. Series B-1*(1)(2)(3)	18,088
2,687	DocuSign, Inc. Series D*(1)(2)(3)	43,395
58,183	DocuSign, Inc. Series E*(1)(2)(3)	939,655

		1,061,523

	Total Preferred Stocks (cost $37,533,508)	$61,440,948

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
40,566	Honest Co. Series C*(1)(2)(3)	$1,400,338

	Total Convertible Preferred Stocks (cost $1,097,606)	$1,400,338

	Total Long-Term Investments (cost $4,714,000,938)	$5,023,042,199

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
112,629,057	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$112,629,057

	Total Short-Term Investments (cost $112,629,057)	$112,629,057

Total Investments (cost $4,826,629,995)^	100.0%	$5,135,671,256
Other Assets and Liabilities	0.0%	(616,783)

Total Net Assets	100.0%	$5,135,054,473

The accompanying notes are an integral part of these financial statements.

83

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $4,885,317,570 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$447,497,910
Unrealized Depreciation	(197,144,224)

Net Unrealized Appreciation	$250,353,686

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of these securities was $92,846,944, which represents 1.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
06/2015	16,619	Airbnb, Inc. Series E Preferred	$1,547,136
08/2011	8,451,700	Allstar Co.	3,676,649
12/2016	49,942	Centennial Resource Development, Inc. PIPE	726,157
02/2014	56,702	Cloudera, Inc. Preferred	825,581
02/2014	3,739	DocuSign, Inc. Series B Preferred	49,102
02/2014	1,120	DocuSign, Inc. Series B-1 Preferred	14,708
02/2014	2,687	DocuSign, Inc. Series D Preferred	35,287
02/2014	58,183	DocuSign, Inc. Series E Preferred	764,083
07/2015	161,097	DraftKings, Inc. Series D Preferred	867,652
08/2015	139,659	DraftKings, Inc. Series D-1 Preferred	1,070,543
05/2012	184,967	Dropbox, Inc. Class B	1,674,267
06/2015	350,600	Harry’s, Inc.	4,713,607
08/2014	17,385	Honest Co.	470,391
08/2014	40,566	Honest Co. Series C Convertible Preferred	1,097,606
12/2015	29,504	Magic Leap, Inc. Series C Preferred	679,566
03/2015	50,200	Nanigans, Inc. Preferred	548,109
01/2014	127,917	One Kings Lane, Inc. Preferred	1,972,096
03/2015	793,410	Pinterest, Inc. Series G Preferred	5,695,963
03/2015	20,891	Sharecare Preferred	5,220,034
09/2015	284,119	Social Finance, Inc. Preferred	4,482,347
11/2013	280,504	Tory Burch LLC	21,984,886
06/2014	815,160	Uber Technologies, Inc. Preferred	12,645,618
10/2005	29,800	Weinstein Co. LLC	27,950,957
01/2015	293,655	Zuora, Inc. Series F Preferred	1,115,683

			$99,828,028

At December 31, 2016, the aggregate value of these securities was $92,846,944, which represents 1.8% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $92,846,944, which represents 1.8% of total net assets.

The accompanying notes are an integral part of these financial statements.

84

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Foreign Currency Contracts Outstanding at December 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	03/15/17	MSC	$27,603,559	$27,295,889	$307,670
GBP	Buy	03/15/17	BCLY	4,461,173	4,453,670	(7,503)
GBP	Sell	03/15/17	BCLY	4,593,486	4,453,671	139,815
JPY	Sell	03/15/17	CBK	34,855,382	34,240,468	614,914
JPY	Sell	03/15/17	BCLY	6,719,467	6,783,789	(64,322)

Total						$990,574

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA
MSC	Morgan Stanley

Currency Abbreviations:
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

85

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$96,378,550	$96,378,550	$—	$—
Banks	453,250,446	381,587,741	71,662,705	—
Capital Goods	175,311,966	127,634,607	42,986,331	4,691,028
Commercial & Professional Services	62,632,079	62,632,079	—	—
Consumer Durables & Apparel	161,947,144	110,252,179	51,694,965	—
Consumer Services	93,197,850	93,197,850	—	—
Diversified Financials	186,615,812	169,220,317	17,395,495	—
Energy	262,875,941	230,080,779	31,905,453	889,709
Food & Staples Retailing	66,022,476	59,449,324	6,573,152	—
Food, Beverage & Tobacco	147,989,965	132,067,758	15,922,207	—
Health Care Equipment & Services	278,422,333	278,422,333	—	—
Household & Personal Products	72,412,544	62,678,678	9,733,866	—
Insurance	336,954,665	308,448,350	28,506,315	—
Materials	189,974,139	131,598,376	58,375,763	—
Media	74,310,463	52,064,331	22,246,132	—
Pharmaceuticals, Biotechnology & Life Sciences	435,869,919	405,353,004	30,516,915	—
Real Estate	111,223,926	102,881,406	8,342,520	—
Retailing	249,864,564	227,220,875	—	22,643,689
Semiconductors & Semiconductor Equipment	118,041,336	112,353,582	5,687,754	—
Software & Services	767,477,504	731,820,100	33,876,172	1,781,232
Technology Hardware & Equipment	183,953,174	133,252,335	50,700,839	—
Telecommunication Services	71,413,883	58,394,198	13,019,685	—
Transportation	239,035,908	239,035,908	—	—
Utilities	125,024,326	104,103,324	20,921,002	—
Preferred Stocks	61,440,948	—	—	61,440,948
Convertible Preferred Stocks	1,400,338	—	—	1,400,338
Short-Term Investments	112,629,057	112,629,057	—	—
Foreign Currency Contracts(2)	1,062,399	—	1,062,399	—

Total	$5,136,733,655	$4,522,757,041	$521,129,670	$92,846,944

Liabilities
Foreign Currency Contracts(2)	$(71,825)	$—	$(71,825)	$—

Total	$(71,825)	$—	$(71,825)	$—

(1)	For the year ended December 31, 2016, investments valued at $8,147,027 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor, there were no transfers from Level 2 to Level 1 and investments valued at $6,886,563 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$37,711,677	$63,535,697	$1,838,857	$103,086,231
Purchases	810,920	—	—	810,920
Sales	(199,950)	(332,175)	—	(532,125)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	8,530	(23,226)	—	(14,696)
Net change in unrealized appreciation/depreciation	(1,438,956)	(1,739,348)	(438,519)	(3,616,823)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(6,886,563)	—	—	(6,886,563)

Ending balance	$30,005,658	$61,440,948	$1,400,338	$92,846,944

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $(3,616,965).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

86

Hartford Disciplined Equity HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Banks - 11.1%
820,277	Bank of America Corp.	$18,128,122
225,410	Citigroup, Inc.	13,396,116
257,355	JP Morgan Chase & Co.	22,207,163
28,568	M&T Bank Corp.	4,468,892
136,055	PNC Financial Services Group, Inc.	15,912,993

		74,113,286

	Capital Goods - 7.1%
195,481	AMETEK, Inc.	9,500,377
96,779	Fortune Brands Home & Security, Inc.	5,173,805
26,218	General Dynamics Corp.	4,526,800
107,312	Honeywell International, Inc.	12,432,095
63,661	Illinois Tool Works, Inc.	7,795,926
45,909	Snap-on, Inc.	7,862,834

		47,291,837

	Commercial & Professional Services - 2.3%
64,520	Equifax, Inc.	7,628,200
94,089	Verisk Analytics, Inc. Class A*	7,637,204

		15,265,404

	Consumer Durables & Apparel - 2.4%
142,230	NIKE, Inc. Class B	7,229,551
171,623	VF Corp.	9,156,087

		16,385,638

	Consumer Services - 3.0%
254,949	Aramark	9,106,778
201,549	Starbucks Corp.	11,190,001

		20,296,779

	Diversified Financials - 2.0%
79,055	Capital One Financial Corp.	6,896,758
171,726	Synchrony Financial	6,228,502

		13,125,260

	Energy - 3.5%
84,871	Baker Hughes, Inc.	5,514,069
56,191	Concho Resources, Inc.*	7,450,927
100,731	EOG Resources, Inc.	10,183,904

		23,148,900

	Food & Staples Retailing - 3.7%
96,740	Costco Wholesale Corp.	15,489,041
268,425	Kroger Co.	9,263,347

		24,752,388

	Food, Beverage & Tobacco - 6.7%
226,412	Altria Group, Inc.	15,309,980
86,671	Molson Coors Brewing Co. Class B	8,433,955
316,031	Mondelez International, Inc. Class A	14,009,654
152,253	Monster Beverage Corp.*	6,750,898

		44,504,487

	Health Care Equipment & Services - 5.5%
132,240	HCA Holdings, Inc.*	9,788,405
110,754	Hologic, Inc.*	4,443,450
134,891	Medtronic plc	9,608,286
79,083	UnitedHealth Group, Inc.	12,656,443

		36,496,584

	Household & Personal Products - 3.4%
184,330	Colgate-Palmolive Co.	12,062,555

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Household & Personal Products - 3.4% - (continued)
137,243	Estee Lauder Cos., Inc. Class A	$10,497,717

		22,560,272

	Insurance - 4.4%
94,443	Allstate Corp.	7,000,115
108,866	Chubb Ltd.	14,383,376
219,251	XL Group Ltd.	8,169,292

		29,552,783

	Materials - 3.7%
163,102	Crown Holdings, Inc.*	8,574,272
118,299	Dow Chemical Co.	6,769,069
82,209	Ecolab, Inc.	9,636,539

		24,979,880

	Media - 2.3%
227,523	Comcast Corp. Class A	15,710,463

	Pharmaceuticals, Biotechnology & Life Sciences - 6.9%
44,535	Allergan plc*	9,352,795
187,407	Bristol-Myers Squibb Co.	10,952,065
119,392	Eli Lilly & Co.	8,781,282
175,356	Merck & Co., Inc.	10,323,208
49,773	Thermo Fisher Scientific, Inc.	7,022,970

		46,432,320

	Retailing - 5.8%
11,578	AutoZone, Inc.*	9,144,189
102,152	Dollar Tree, Inc.*	7,884,091
148,197	Lowe’s Cos., Inc.	10,539,771
145,495	TJX Cos., Inc.	10,931,039

		38,499,090

	Semiconductors & Semiconductor Equipment - 2.5%
93,460	Analog Devices, Inc.	6,787,065
32,732	Broadcom Ltd.	5,786,036
61,940	QUALCOMM, Inc.	4,038,488

		16,611,589

	Software & Services - 11.9%
42,627	Accenture plc Class A	4,992,900
20,642	Alphabet, Inc. Class A*	16,357,753
4,607	Alphabet, Inc. Class C*	3,555,775
107,597	Automatic Data Processing, Inc.	11,058,820
173,053	eBay, Inc.*	5,137,944
63,748	Electronic Arts, Inc.*	5,020,792
160,146	GoDaddy, Inc. Class A*	5,597,103
118,529	Mastercard, Inc. Class A	12,238,119
185,035	Microsoft Corp.	11,498,075
108,565	PayPal Holdings, Inc.*	4,285,060

		79,742,341

	Technology Hardware & Equipment - 5.0%
182,723	Apple, Inc.	21,162,978
136,708	Keysight Technologies, Inc.*	4,999,411
28,829	SYNNEX Corp.	3,488,886
52,441	Western Digital Corp.	3,563,366

		33,214,641

	Transportation - 1.3%
48,394	FedEx Corp.	9,010,963

	Utilities - 5.0%
181,952	American Electric Power Co., Inc.	11,455,698
108,782	NextEra Energy, Inc.	12,995,098

The accompanying notes are an integral part of these financial statements.

87

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Utilities - 5.0% - (continued)
116,040	Pinnacle West Capital Corp.	$9,054,601

		33,505,397

	Total Common Stocks (cost $541,162,937)	$665,200,302

	Total Long-Term Investments (cost $541,162,937)	$665,200,302

SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
4,864,319	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$4,864,319

	Total Short-Term Investments (cost $4,864,319)	$4,864,319

Total Investments (cost $546,027,256)^	100.3%	$670,064,621
Other Assets and Liabilities	(0.3)%	(1,671,111)

Total Net Assets	100.0%	$668,393,510

The accompanying notes are an integral part of these financial statements.

88

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $546,651,192 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$130,820,477
Unrealized Depreciation	(7,407,048)

Net Unrealized Appreciation	$123,413,429

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

89

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$74,113,286	$74,113,286	$—	$—
Capital Goods	47,291,837	47,291,837	—	—
Commercial & Professional Services	15,265,404	15,265,404	—	—
Consumer Durables & Apparel	16,385,638	16,385,638	—	—
Consumer Services	20,296,779	20,296,779	—	—
Diversified Financials	13,125,260	13,125,260	—	—
Energy	23,148,900	23,148,900	—	—
Food & Staples Retailing	24,752,388	24,752,388	—	—
Food, Beverage & Tobacco	44,504,487	44,504,487	—	—
Health Care Equipment & Services	36,496,584	36,496,584	—	—
Household & Personal Products	22,560,272	22,560,272	—	—
Insurance	29,552,783	29,552,783	—	—
Materials	24,979,880	24,979,880	—	—
Media	15,710,463	15,710,463	—	—
Pharmaceuticals, Biotechnology & Life Sciences	46,432,320	46,432,320	—	—
Retailing	38,499,090	38,499,090	—	—
Semiconductors & Semiconductor Equipment	16,611,589	16,611,589	—	—
Software & Services	79,742,341	79,742,341	—	—
Technology Hardware & Equipment	33,214,641	33,214,641	—	—
Transportation	9,010,963	9,010,963	—	—
Utilities	33,505,397	33,505,397	—	—
Short-Term Investments	4,864,319	4,864,319	—	—

Total	$670,064,621	$670,064,621	$—	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

90

Hartford Dividend and Growth HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Automobiles & Components - 1.1%
3,255,586	Ford Motor Co.	$39,490,258

	Banks - 12.3%
4,216,813	Bank of America Corp.	93,191,567
399,639	Bank of Nova Scotia	22,251,899
152,730	Citigroup, Inc.	9,076,744
1,290,000	JP Morgan Chase & Co.	111,314,100
608,284	PNC Financial Services Group, Inc.	71,144,897
256,689	US Bancorp	13,186,114
1,872,414	Wells Fargo & Co.	103,188,736

		423,354,057

	Capital Goods - 4.5%
165,850	Boeing Co.	25,819,528
314,850	Caterpillar, Inc.	29,199,189
512,731	Eaton Corp. plc	34,399,123
307,678	Honeywell International, Inc.	35,644,496
115,076	Lockheed Martin Corp.	28,762,095

		153,824,431

	Commercial & Professional Services - 0.9%
59,720	Equifax, Inc.	7,060,695
568,825	Nielsen Holdings plc	23,862,209

		30,922,904

	Consumer Services - 0.9%
1,108,554	Hilton Worldwide Holdings, Inc.	30,152,669

	Diversified Financials - 4.5%
89,262	BlackRock, Inc.	33,967,762
94,070	Goldman Sachs Group, Inc.	22,525,062
387,470	Intercontinental Exchange, Inc.	21,861,057
386,686	Invesco Ltd.	11,732,053
344,340	Northern Trust Corp.	30,663,477
920,631	Synchrony Financial	33,391,286

		154,140,697

	Energy - 10.1%
364,745	Anadarko Petroleum Corp.	25,433,669
790,746	Chevron Corp.	93,070,804
129,889	EOG Resources, Inc.	13,131,778
650,493	Exxon Mobil Corp.	58,713,498
173,240	Halliburton Co.	9,370,552
875,890	Hess Corp.	54,559,188
155,825	Marathon Petroleum Corp.	7,845,789
367,603	Royal Dutch Shell plc Class B	10,561,932
1,101,610	Suncor Energy, Inc.	36,011,631
816,023	Total S.A. ADR	41,592,692

		350,291,533

	Food & Staples Retailing - 2.3%
156,100	Costco Wholesale Corp.	24,993,171
372,701	CVS Health Corp.	29,409,836
287,386	Walgreens Boots Alliance, Inc.	23,784,065

		78,187,072

	Food, Beverage & Tobacco - 3.7%
467,750	Coca-Cola Co.	19,392,915
837,219	Mondelez International, Inc. Class A	37,113,918
345,340	PepsiCo, Inc.	36,132,924
373,642	Philip Morris International, Inc.	34,184,507

		126,824,264

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Health Care Equipment & Services - 3.9%
480,939	Cardinal Health, Inc.	$34,613,180
90,690	McKesson Corp.	12,737,410
693,059	Medtronic plc	49,366,593
244,377	UnitedHealth Group, Inc.	39,110,095

		135,827,278

	Household & Personal Products - 0.3%
182,190	Colgate-Palmolive Co.	11,922,514

	Insurance - 7.9%
619,973	Chubb Ltd.	81,910,833
604,325	Marsh & McLennan Cos., Inc.	40,846,327
521,381	MetLife, Inc.	28,097,222
840,780	Principal Financial Group, Inc.	48,647,531
696,656	Prudential Financial, Inc.	72,494,023

		271,995,936

	Materials - 3.6%
141,610	Ball Corp.	10,630,663
371,540	BHP Billiton plc ADR	11,688,648
447,360	Celanese Corp. Series A	35,225,127
542,610	Dow Chemical Co.	31,048,144
654,169	International Paper Co.	34,710,207

		123,302,789

	Media - 3.2%
1,249,973	Comcast Corp. Class A	86,310,636
848,782	Twenty-First Century Fox, Inc. Class A	23,799,847

		110,110,483

	Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
1,823,726	AstraZeneca plc ADR	49,824,194
1,172,456	Bristol-Myers Squibb Co.	68,518,329
491,495	Eli Lilly & Co.	36,149,457
488,495	Johnson & Johnson	56,279,509
1,546,023	Merck & Co., Inc.	91,014,374
1,222,959	Pfizer, Inc.	39,721,708

		341,507,571

	Real Estate - 0.5%
157,450	American Tower Corp. REIT	16,639,316

	Retailing - 1.9%
180,650	Expedia, Inc.	20,464,032
229,550	L Brands, Inc.	15,113,572
408,311	Lowe’s Cos., Inc.	29,039,078

		64,616,682

	Semiconductors & Semiconductor Equipment - 3.0%
2,412,761	Intel Corp.	87,510,841
240,404	Texas Instruments, Inc.	17,542,280

		105,053,121

	Software & Services - 6.9%
298,144	Accenture plc Class A	34,921,607
104,900	Alphabet, Inc. Class A*	83,128,005
241,190	eBay, Inc.*	7,160,931
1,828,735	Microsoft Corp.	113,637,593

		238,848,136

	Technology Hardware & Equipment - 4.1%
577,065	Apple, Inc.	66,835,668
121,260	Avnet, Inc.	5,773,189
1,240,705	Cisco Systems, Inc.	37,494,105

The accompanying notes are an integral part of these financial statements.

91

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Technology Hardware & Equipment - 4.1% - (continued)
382,410	Motorola Solutions, Inc.	$31,697,965

		141,800,927

	Telecommunication Services - 2.2%
1,430,149	Verizon Communications, Inc.	76,341,354

	Transportation - 5.1%
193,851	Canadian National Railway Co.	13,065,557
1,290,705	CSX Corp.	46,375,031
609,097	Delta Air Lines, Inc.	29,961,482
142,037	FedEx Corp.	26,447,289
537,038	United Parcel Service, Inc. Class B	61,566,036

		177,415,395

	Utilities - 4.7%
561,856	Dominion Resources, Inc.	43,032,551
521,246	Edison International	37,524,499
845,612	Exelon Corp.	30,010,770
431,658	NextEra Energy, Inc.	51,565,865

		162,133,685

	Total Common Stocks (cost $2,367,713,361)	$3,364,703,072

	Total Long-Term Investments (cost $2,367,713,361)	$3,364,703,072

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
79,679,432	Fidelity Institutional Government Fund, Institutional Class	$79,679,432

	Total Short-Term Investments (cost $79,679,432)	$79,679,432

Total Investments (cost $2,447,392,793)^	99.8%	$3,444,382,504
Other Assets and Liabilities	0.2%	7,605,749

Total Net Assets	100.0%	$3,451,988,253

The accompanying notes are an integral part of these financial statements.

92

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $2,446,646,781 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,015,561,454
Unrealized Depreciation	(17,825,731)

Net Unrealized Appreciation	$997,735,723

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

93

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$39,490,258	$39,490,258	$—	$—
Banks	423,354,057	423,354,057	—	—
Capital Goods	153,824,431	153,824,431	—	—
Commercial & Professional Services	30,922,904	30,922,904	—	—
Consumer Services	30,152,669	30,152,669	—	—
Diversified Financials	154,140,697	154,140,697	—	—
Energy	350,291,533	339,729,601	10,561,932	—
Food & Staples Retailing	78,187,072	78,187,072	—	—
Food, Beverage & Tobacco	126,824,264	126,824,264	—	—
Health Care Equipment & Services	135,827,278	135,827,278	—	—
Household & Personal Products	11,922,514	11,922,514	—	—
Insurance	271,995,936	271,995,936	—	—
Materials	123,302,789	123,302,789	—	—
Media	110,110,483	110,110,483	—	—
Pharmaceuticals, Biotechnology & Life Sciences	341,507,571	341,507,571	—	—
Real Estate	16,639,316	16,639,316	—	—
Retailing	64,616,682	64,616,682	—	—
Semiconductors & Semiconductor Equipment	105,053,121	105,053,121	—	—
Software & Services	238,848,136	238,848,136	—	—
Technology Hardware & Equipment	141,800,927	141,800,927	—	—
Telecommunication Services	76,341,354	76,341,354	—	—
Transportation	177,415,395	177,415,395	—	—
Utilities	162,133,685	162,133,685	—	—
Short-Term Investments	79,679,432	79,679,432	—	—

Total	$3,444,382,504	$3,433,820,572	$10,561,932	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

94

Hartford Global Growth HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Banks - 5.3%
1,957,000	Bank Central Asia Tbk PT	$2,245,303
302,628	Bank of America Corp.	6,688,079
56,446	BNP Paribas S.A.	3,592,106
38,870	HDFC Bank Ltd. ADR	2,358,631
289,587	ICICI Bank Ltd. ADR	2,169,007
249,880	Itau Unibanco Holding S.A. ADR	2,568,766
21,962	PNC Financial Services Group, Inc.	2,568,675

		22,190,567

	Capital Goods - 4.7%
141,582	Assa Abloy AB Class B	2,619,781
77,777	Atlas Copco AB Class A	2,359,486
47,544	Fortune Brands Home & Security, Inc.	2,541,702
94,200	Komatsu Ltd.	2,133,643
12,652	Lockheed Martin Corp.	3,162,241
30,600	Nidec Corp.	2,634,374
35,890	Pentair plc	2,012,352
10,122	SMC Corp.	2,408,271

		19,871,850

	Commercial & Professional Services - 3.4%
130,714	Edenred	2,588,205
23,183	Equifax, Inc.	2,740,926
162,284	Experian plc	3,142,081
78,505	IHS Markit Ltd.*	2,779,862
71,300	Recruit Holdings Co., Ltd.	2,857,446

		14,108,520

	Consumer Durables & Apparel - 2.0%
25,520	Pandora A/S	3,331,380
101,600	Sony Corp.	2,838,899
48,489	Under Armour, Inc. Class A*	1,408,606
26,361	Under Armour, Inc. Class C*	663,506

		8,242,391

	Consumer Services - 3.4%
198,369	Compass Group plc	3,666,165
102,188	MGM Resorts International*	2,946,080
58,096	New Oriental Education & Technology Group, Inc. ADR*	2,445,841
667,262	Sands China Ltd.	2,878,684
45,090	Starbucks Corp.	2,503,397

		14,440,167

	Diversified Financials - 6.5%
6,212	BlackRock, Inc.	2,363,915
30,488	Capital One Financial Corp.	2,659,773
38,438	Discover Financial Services	2,770,995
46,301	Intercontinental Exchange, Inc.	2,612,302
110,590	Julius Baer Group Ltd.*	4,899,328
30,123	MSCI, Inc.	2,373,090
26,100	Northern Trust Corp.	2,324,205
5,246	Partners Group Holding AG	2,455,850
22,179	S&P Global, Inc.	2,385,130
64,875	Synchrony Financial	2,353,016

		27,197,604

	Energy - 2.5%
57,624	Baker Hughes, Inc.	3,743,831
210,522	Galp Energia SGPS S.A.	3,138,512
20,542	Pioneer Natural Resources Co.	3,698,998

		10,581,341

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Food & Staples Retailing - 0.8%
21,481	Costco Wholesale Corp.	$3,439,323

	Food, Beverage & Tobacco - 5.0%
20,175	Anheuser-Busch InBev N.V.	2,135,403
121,425	British American Tobacco plc	6,881,806
283,039	Davide Campari-Milano S.p.A.	2,767,873
59,075	Mondelez International, Inc. Class A	2,618,795
64,848	Monster Beverage Corp.*	2,875,360
34,383	PepsiCo, Inc.	3,597,493

		20,876,730

	Health Care Equipment & Services - 5.7%
26,635	Align Technology, Inc.*	2,560,422
252,228	Boston Scientific Corp.*	5,455,692
31,558	Edwards Lifesciences Corp.*	2,956,985
36,088	HCA Holdings, Inc.*	2,671,234
34,952	Medtronic plc	2,489,631
23,746	Stryker Corp.	2,845,008
31,349	UnitedHealth Group, Inc.	5,017,094

		23,996,066

	Household & Personal Products - 2.1%
27,001	Estee Lauder Cos., Inc. Class A	2,065,307
78,960	Reckitt Benckiser Group plc	6,688,537

		8,753,844

	Insurance - 3.1%
97,885	Admiral Group plc	2,201,342
582,800	AIA Group Ltd.	3,264,752
35,222	Allstate Corp.	2,610,655
58,051	Assured Guaranty Ltd.	2,192,586
151,900	Manulife Financial Corp.	2,705,045

		12,974,380

	Materials - 2.6%
210,088	Amcor Ltd.	2,261,139
227,077	BHP Billiton plc	3,615,750
30,263	HeidelbergCement AG	2,816,879
136,701	James Hardie Industries plc	2,157,884

		10,851,652

	Media - 1.2%
39,074	Comcast Corp. Class A	2,698,060
84,530	Twenty-First Century Fox, Inc. Class A	2,370,221

		5,068,281

	Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
10,885	Allergan plc*	2,285,959
71,268	Bristol-Myers Squibb Co.	4,164,902
19,327	Celgene Corp.*	2,237,100
49,000	Eisai Co., Ltd.	2,808,060
36,794	ICON plc*	2,766,909
20,792	Incyte Corp.*	2,084,814
6,223	Regeneron Pharmaceuticals, Inc.*	2,284,401
11,571	Roche Holding AG	2,637,639
20,457	Thermo Fisher Scientific, Inc.	2,886,483
31,632	UCB S.A.	2,023,845

		26,180,112

	Real Estate - 2.0%
57,407	American Tower Corp. REIT	6,066,772
16,900	Daito Trust Construction Co., Ltd.	2,540,707

		8,607,479

The accompanying notes are an integral part of these financial statements.

95

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Retailing - 9.8%
15,939	Amazon.com, Inc.*	$11,952,178
3,865	AutoZone, Inc.*	3,052,538
36,321	Home Depot, Inc.	4,869,920
68,206	Industria de Diseno Textil S.A.	2,323,504
35,762	Lowe’s Cos., Inc.	2,543,393
31,395	Netflix, Inc.*	3,886,701
3,953	Priceline Group, Inc.*	5,795,335
49,775	Ross Stores, Inc.	3,265,240
87,320	Zalando SE*(1)	3,326,387

		41,015,196

	Semiconductors & Semiconductor Equipment - 3.0%
35,708	Analog Devices, Inc.	2,593,115
155,584	Infineon Technologies AG	2,691,210
21,562	NXP Semiconductors N.V.*	2,113,291
36,500	QUALCOMM, Inc.	2,379,800
509,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,851,038

		12,628,454

	Software & Services - 25.3%
32,444	Accenture plc Class A	3,800,166
67,215	Adobe Systems, Inc.*	6,919,784
31,387	Alibaba Group Holding Ltd. ADR*	2,756,092
22,317	Alphabet, Inc. Class C*	17,224,707
38,066	Automatic Data Processing, Inc.	3,912,424
3,575	Dropbox, Inc. Class B*(1)(2)(3)	34,427
37,889	Electronic Arts, Inc.*	2,984,138
96,932	Facebook, Inc. Class A*	11,152,027
34,715	Gartner, Inc. Class A*	3,508,645
38,365	Global Payments, Inc.	2,662,915
22,520	Intuit, Inc.	2,581,017
323,579	Just Eat plc*	2,325,086
74,848	Mastercard, Inc. Class A	7,728,056
42,651	Microsoft Corp.	2,650,333
82,797	Mobileye N.V.*	3,156,222
3,037	NAVER Corp.	1,944,826
10,212	NetEase, Inc. ADR	2,199,052
13,300	Nintendo Co., Ltd.	2,764,743
69,686	PayPal Holdings, Inc.*	2,750,506
45,402	Salesforce.com, Inc.*	3,108,221
43,484	ServiceNow, Inc.*	3,232,601
241,300	Tencent Holdings Ltd.	5,850,827
42,412	Vantiv, Inc. Class A*	2,528,603
50,640	Visa, Inc. Class A	3,950,933
119,410	Yandex N.V. Class A*	2,403,723
57,735	Zillow Group, Inc. Class C*	2,105,595

		106,235,669

	Technology Hardware & Equipment - 2.7%
119,800	Alps Electric Co., Ltd.	2,878,549
70,366	Cisco Systems, Inc.	2,126,461
24,000	Largan Precision Co., Ltd.	2,797,472
2,424	Samsung Electronics Co., Ltd.	3,607,668

		11,410,150

	Telecommunication Services - 1.3%
54,269	T-Mobile US, Inc.*	3,121,010
7,251,810	Telekomunikasi Indonesia Persero Tbk PT	2,133,425

		5,254,435

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Transportation - 0.4%
39,193	DSV A/S	$1,740,571

	Total Common Stocks (cost $362,196,616)	$415,664,782

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,035	Emergent Capital, Inc. Expires 4/11/19*(3)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $362,196,616)	$415,664,782

SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
5,543,109	Fidelity Institutional Government Fund, Institutional Class	$5,543,109

	Total Short-Term Investments (cost $5,543,109)	$5,543,109

Total Investments (cost $367,739,725)^	100.3%	$421,207,891
Other Assets and Liabilities	(0.3)%	(1,301,785)

Total Net Assets	100.0%	$419,906,106

The accompanying notes are an integral part of these financial statements.

96

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $368,281,674 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$59,568,158
Unrealized Depreciation	(6,641,941)

Net Unrealized Appreciation	$52,926,217

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $3,360,814, which represents 0.8% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of this security was $34,427, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
05/2012	3,575	Dropbox, Inc. Class B	$32,360
04/2014	1,035	Emergent Capital, Inc. Warrants	—

			$32,360

At December 31, 2016, the aggregate value of these securities was $34,427, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

97

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$22,190,567	$16,353,158	$5,837,409	$—
Capital Goods	19,871,850	7,716,295	12,155,555	—
Commercial & Professional Services	14,108,520	5,520,788	8,587,732	—
Consumer Durables & Apparel	8,242,391	2,072,112	6,170,279	—
Consumer Services	14,440,167	7,895,318	6,544,849	—
Diversified Financials	27,197,604	19,842,426	7,355,178	—
Energy	10,581,341	7,442,829	3,138,512	—
Food & Staples Retailing	3,439,323	3,439,323	—	—
Food, Beverage & Tobacco	20,876,730	13,994,924	6,881,806	—
Health Care Equipment & Services	23,996,066	23,996,066	—	—
Household & Personal Products	8,753,844	2,065,307	6,688,537	—
Insurance	12,974,380	7,508,286	5,466,094	—
Materials	10,851,652	—	10,851,652	—
Media	5,068,281	5,068,281	—	—
Pharmaceuticals, Biotechnology & Life Sciences	26,180,112	18,710,568	7,469,544	—
Real Estate	8,607,479	6,066,772	2,540,707	—
Retailing	41,015,196	35,365,305	5,649,891	—
Semiconductors & Semiconductor Equipment	12,628,454	7,086,206	5,542,248	—
Software & Services	106,235,669	93,315,760	12,885,482	34,427
Technology Hardware & Equipment	11,410,150	2,126,461	9,283,689	—
Telecommunication Services	5,254,435	3,121,010	2,133,425	—
Transportation	1,740,571	—	1,740,571	—
Warrants	—	—	—	—
Short-Term Investments	5,543,109	5,543,109	—	—

Total	$421,207,891	$294,250,304	$126,923,160	$34,427

(1)	For the year ended December 31, 2016, investments valued at $3,144,243 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor, there were no transfers from Level 2 to Level 1 and investments valued at $34,983 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Warrants	Total
Beginning balance	$89,323	$—	$89,323
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(19,913)	—	(19,913)
Transfers into Level 3	—	—	—
Transfers out of Level 3	(34,983)	—	(34,983)

Ending balance	$34,427	$—	$34,427

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $(19,913).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

98

Hartford Growth Opportunities HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.2%
	Automobiles & Components - 1.0%
62,786	Tesla Motors, Inc.*	$13,416,740

	Banks - 3.5%
72,300	BB&T Corp.	3,399,546
242,977	Citigroup, Inc.	14,440,123
143,066	PNC Financial Services Group, Inc.	16,732,999
193,725	Wells Fargo & Co.	10,676,185

		45,248,853

	Capital Goods - 7.2%
237,468	AerCap Holdings N.V.*	9,881,044
162,410	Deere & Co.	16,734,726
548,323	Fastenal Co.	25,760,215
216,148	Middleby Corp.*	27,842,024
101,158	Rockwell Automation, Inc.	13,595,635

		93,813,644

	Commercial & Professional Services - 1.5%
18,785	Klarna Holding AB*(1)(2)(3)	1,985,347
562,033	TransUnion*	17,383,681

		19,369,028

	Consumer Durables & Apparel - 0.7%
69,924	Pandora A/S	9,127,877
14,630	Under Armour, Inc. Class C*	368,237

		9,496,114

	Consumer Services - 4.5%
1,011,156	Hilton Worldwide Holdings, Inc.	27,503,443
796,900	Kroton Educacional S.A.	3,263,796
162,273	Marriott International, Inc. Class A	13,416,732
71,686	Panera Bread Co. Class A*	14,702,082

		58,886,053

	Diversified Financials - 4.9%
164,960	Capital One Financial Corp.	14,391,110
621,393	Double Eagle Acquisition Corp.*	6,555,696
310,301	Intercontinental Exchange, Inc.	17,507,182
299,400	Synchrony Financial	10,859,238
352,075	Voya Financial, Inc.	13,808,382

		63,121,608

	Energy - 6.8%
344,622	Baker Hughes, Inc.	22,390,091
53,299	Centennial Resource Development, Inc. PIPE*(1)(2)(3)	949,514
94,153	Cimarex Energy Co.	12,795,393
87,129	Diamondback Energy, Inc.*	8,805,257
293,938	Newfield Exploration Co.*	11,904,489
64,307	Pioneer Natural Resources Co.	11,579,761
273,500	Seven Generations Energy Ltd. Class A*	6,377,898
909,355	WPX Energy, Inc.*	13,249,302

		88,051,705

	Food & Staples Retailing - 1.7%
136,046	Costco Wholesale Corp.	21,782,325

	Food, Beverage & Tobacco - 1.8%
512,725	Monster Beverage Corp.*	22,734,227

	Health Care Equipment & Services - 6.4%
253,934	Align Technology, Inc.*	24,410,675
189,512	DexCom, Inc.*	11,313,866
247,190	Edwards Lifesciences Corp.*	23,161,703
329,746	Hologic, Inc.*	13,229,410

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.2% - (continued)
	Health Care Equipment & Services - 6.4% - (continued)
273,075	Veeva Systems, Inc. Class A*	$11,114,153

		83,229,807

	Insurance - 1.0%
247,394	MetLife, Inc.	13,332,063

	Materials - 6.2%
3,665,775	Glencore plc*	12,386,224
248,696	International Paper Co.	13,195,810
1,876,931	Platform Specialty Products Corp.*	18,412,693
279,113	Steel Dynamics, Inc.	9,930,841
1,836,328	Vale S.A. ADR	13,992,819
254,284	WestRock Co.	12,909,999

		80,828,386

	Pharmaceuticals, Biotechnology & Life Sciences - 6.0%
611,708	Bristol-Myers Squibb Co.	35,748,216
112,100	Celgene Corp.*	12,975,575
217,580	Eisai Co., Ltd.	12,468,934
62,470	Incyte Corp.*	6,263,867
152,700	Ionis Pharmaceuticals, Inc.*	7,303,641
29,330	TESARO, Inc.*	3,944,298

		78,704,531

	Real Estate - 1.2%
38,929	Equinix, Inc. REIT	13,913,614
29,318	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	1,471,536

		15,385,150

	Retailing - 9.4%
63,922	Amazon.com, Inc.*	47,933,190
43,732	Honest Co.*(1)(2)(3)	1,509,629
41,578	JAND, Inc. Class A*(1)(2)(3)	392,080
312,380	Netflix, Inc.*	38,672,644
20,393	Priceline Group, Inc.*	29,897,362
94,537	Tory Burch LLC*(1)(2)(3)	4,466,868

		122,871,773

	Semiconductors & Semiconductor Equipment - 0.9%
167,260	Analog Devices, Inc.	12,146,421

	Software & Services - 22.0%
198,638	Alibaba Group Holding Ltd. ADR*	17,442,403
34,972	Alphabet, Inc. Class C*	26,992,089
71,211	CoStar Group, Inc.*	13,422,561
446,483	Facebook, Inc. Class A*	51,367,869
280,622	Global Payments, Inc.	19,477,973
637,259	Mobileye N.V.*	24,292,313
472,080	PayPal Holdings, Inc.*	18,632,998
272,342	ServiceNow, Inc.*	20,245,904
457,514	SS&C Technologies Holdings, Inc.	13,084,901
18,600	Trade Desk, Inc. Class A*	514,662
88,825	Ultimate Software Group, Inc.*	16,197,239
336,145	Visa, Inc. Class A	26,226,033
309,967	Workday, Inc. Class A*	20,485,719
511,860	Zillow Group, Inc. Class C*	18,667,534

		287,050,198

	Technology Hardware & Equipment - 1.1%
148,599	Arista Networks, Inc.*	14,379,925

	Transportation - 3.4%
70,064	FedEx Corp.	13,045,917
191,584	J.B. Hunt Transport Services, Inc.	18,597,059

The accompanying notes are an integral part of these financial statements.

99

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.2% - (continued)
	Transportation - 3.4% - (continued)
155,663	Kansas City Southern	$13,208,005

		44,850,981

	Total Common Stocks (cost $1,122,166,125)	$1,188,699,532

CORPORATE BONDS - 0.1%
	Internet - 0.1%
$705,896	DraftKings, Inc. 5.00%, 12/23/2017*(1)(2)(3)	$705,896

	Total Corporate Bonds (cost $705,896)	$705,896

PREFERRED STOCKS - 8.2%
	Capital Goods - 0.5%
1,458,400	Lithium Technology Corp.*(1)(2)(3)	$6,941,984

	Consumer Services - 0.1%
874,073	DraftKings, Inc.*(1)(2)(3)	1,678,220

	Real Estate - 1.3%
879,569	Redfin Corp. Series G*(1)(2)(3)	3,615,029
145,709	WeWork Companies, Inc. Class D-1*(1)(2)(3)	7,313,462
114,486	WeWork Companies, Inc. Class D-2*(1)(2)(3)	5,746,310

		16,674,801

	Retailing - 0.6%
1,605,750	Forward Ventures, Inc.*(1)(2)(3)	7,036,397
92,843	JAND, Inc. Series D*(1)(2)(3)	875,509

		7,911,906

	Software & Services - 5.5%
535,139	Birst, Inc. Series F*(1)(2)(3)	2,761,317
1,871,878	Essence Group Holdings Corp.*(1)(2)(3)	3,388,099
236,310	ForeScout Technologies, Inc.*(1)(2)(3)	2,686,845
50,806	General Assembly Space, Inc.*(1)(2)(3)	2,490,556
287,204	Lookout, Inc. Series F*(1)(2)(3)	2,197,111
366,944	MarkLogic Corp. Series F*(1)(2)(3)	3,783,193
227,914	Nutanix, Inc.*(1)(2)(3)	5,754,089
488,790	Pinterest, Inc. Series G*(1)(2)(3)	2,825,206
759,876	Uber Technologies, Inc.*(1)(2)(3)	37,060,845
210,735	Veracode, Inc.*(1)(2)(3)	4,322,175
1,160,072	Zuora, Inc. Series F*(1)(2)(3)	4,303,867

		71,573,303

	Telecommunication Services - 0.2%
7,944	DocuSign, Inc. Series B*(1)(2)(3)	128,296
2,379	DocuSign, Inc. Series B-1*(1)(2)(3)	38,421
5,708	DocuSign, Inc. Series D*(1)(2)(3)	92,184
123,606	DocuSign, Inc. Series E*(1)(2)(3)	1,996,237

		2,255,138

	Total Preferred Stocks (cost $69,387,037)	$107,035,352

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.3%
	Retailing - 0.3%
102,040	Honest Co. Series C*(1)(2)(3)	$3,522,420

	Total Convertible Preferred Stocks (cost $2,760,927)	$3,522,420

	Total Long-Term Investments (cost $1,195,019,985)	$1,299,963,200

SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
11,989,623	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$11,989,623

	Total Short-Term Investments (cost $11,989,623)	$11,989,623

Total Investments (cost $1,207,009,608)^	100.7%	$1,311,952,823
Other Assets and Liabilities	(0.7)%	(9,077,066)

Total Net Assets	100.0%	$1,302,875,757

The accompanying notes are an integral part of these financial statements.

100

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $1,220,165,767 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$118,362,538
Unrealized Depreciation	(26,575,482)

Net Unrealized Appreciation	$91,787,056

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of these securities was $122,038,642, which represents 9.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	535,139	Birst, Inc. Series F Preferred	$3,125,693
12/2016	53,299	Centennial Resource Development, Inc. PIPE	774,967
02/2014	7,944	DocuSign, Inc. Series B Preferred	104,324
02/2014	2,379	DocuSign, Inc. Series B-1 Preferred	31,242
02/2014	5,708	DocuSign, Inc. Series D Preferred	74,960
02/2014	123,606	DocuSign, Inc. Series E Preferred	1,623,243
12/2015	705,896	DraftKings, Inc.	705,896
12/2014	874,073	DraftKings, Inc. Preferred	1,574,452
05/2014	1,871,878	Essence Group Holdings Corp. Preferred	2,960,001
11/2015	236,310	ForeScout Technologies, Inc. Preferred	2,804,291
11/2014	1,605,750	Forward Ventures, Inc. Preferred	4,998,894
07/2015	50,806	General Assembly Space, Inc. Preferred	2,490,556
08/2014	43,732	Honest Co.	1,183,270
08/2014	102,040	Honest Co. Series C Convertible Preferred	2,760,927
04/2015	41,578	JAND, Inc. Class A	477,536
04/2015	92,843	JAND, Inc. Series D Preferred	1,066,330
08/2015	18,785	Klarna Holding AB	2,060,349
08/2013	1,458,400	Lithium Technology Corp. Preferred	7,108,242
07/2014	287,204	Lookout, Inc. Series F Preferred	3,280,760
04/2015	366,944	MarkLogic Corp. Series F Preferred	4,261,761
08/2014	227,914	Nutanix, Inc. Preferred	3,053,250
03/2015	488,790	Pinterest, Inc. Series G Preferred	3,509,068
12/2014	879,569	Redfin Corp. Series G Preferred	2,900,554
11/2013	94,537	Tory Burch LLC	7,409,472
06/2014	759,876	Uber Technologies, Inc. Preferred	11,787,994
08/2014	210,735	Veracode, Inc. Preferred	3,891,411
12/2014	29,318	WeWork Companies, Inc. Class A, REIT	488,179
12/2014	145,709	WeWork Companies, Inc. Class D-1 Preferred	2,426,224
12/2014	114,486	WeWork Companies, Inc. Class D-2 Preferred	1,906,325
01/2015	1,160,072	Zuora, Inc. Series F Preferred	4,407,462

			$85,247,633

At December 31, 2016, the aggregate value of these securities was $122,038,642, which represents 9.4% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $122,038,642, which represents 9.4% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

101

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

102

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$13,416,740	$13,416,740	$—	$—
Banks	45,248,853	45,248,853	—	—
Capital Goods	93,813,644	93,813,644	—	—
Commercial & Professional Services	19,369,028	17,383,681	—	1,985,347
Consumer Durables & Apparel	9,496,114	368,237	9,127,877	—
Consumer Services	58,886,053	58,886,053	—	—
Diversified Financials	63,121,608	63,121,608	—	—
Energy	88,051,705	87,102,191	—	949,514
Food & Staples Retailing	21,782,325	21,782,325	—	—
Food, Beverage & Tobacco	22,734,227	22,734,227	—	—
Health Care Equipment & Services	83,229,807	83,229,807	—	—
Insurance	13,332,063	13,332,063	—	—
Materials	80,828,386	68,442,162	12,386,224	—
Pharmaceuticals, Biotechnology & Life Sciences	78,704,531	66,235,597	12,468,934	—
Real Estate	15,385,150	13,913,614	—	1,471,536
Retailing	122,871,773	116,503,196	—	6,368,577
Semiconductors & Semiconductor Equipment	12,146,421	12,146,421	—	—
Software & Services	287,050,198	287,050,198	—	—
Technology Hardware & Equipment	14,379,925	14,379,925	—	—
Transportation	44,850,981	44,850,981	—	—
Corporate Bonds	705,896	—	—	705,896
Preferred Stocks	107,035,352	—	—	107,035,352
Convertible Preferred Stocks	3,522,420	—	—	3,522,420
Short-Term Investments	11,989,623	11,989,623	—	—

Total	$1,311,952,823	$1,155,931,146	$33,983,035	$122,038,642

(1)	For the year ended December 31, 2016, there were no transfers between Level 1 and Level 2, and investments valued at $3,957,884 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Preferred Stocks	Corporate Bonds	Convertible Preferred Stocks	Total
Beginning balance	$14,516,321	$106,827,213	$705,896	$4,625,473	$126,674,903
Purchases	774,967	—	—	—	774,967
Sales	—	(736,890)	—	—	(736,890)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	(57,854)	—	—	(57,854)
Net change in unrealized appreciation/depreciation	(558,430)	1,002,883	—	(1,103,053)	(658,600)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(3,957,884)	—	—	—	(3,957,884)

Ending balance	$10,774,974	$107,035,352	$705,896	$3,522,420	$122,038,642

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $444,125.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

103

Hartford Healthcare HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Biotechnology - 24.0%
191,910	Aduro Biotech, Inc.*	$2,187,774
36,080	Alder Biopharmaceuticals, Inc.*	750,464
131,932	Alkermes plc*	7,332,781
40,000	Alnylam Pharmaceuticals, Inc.*	1,497,600
457,465	Arena Pharmaceuticals, Inc.*	649,600
262,050	ARIAD Pharmaceuticals, Inc.*	3,259,902
22,240	Biogen, Inc.*	6,306,819
38,650	Bluebird Bio, Inc.*	2,384,705
106,740	Celgene Corp.*	12,355,155
189,030	Cytokinetics, Inc.*	2,296,714
29,997	Galapagos N.V.*	1,921,163
112,612	GlycoMimetics, Inc.*	686,933
49,343	Incyte Corp.*	4,947,623
26,798	Innate Pharma S.A.*	411,328
138,403	Ironwood Pharmaceuticals, Inc.*	2,116,182
88,940	Karyopharm Therapeutics, Inc.*	836,036
84,470	Loxo Oncology, Inc.*	2,712,754
140,661	Portola Pharmaceuticals, Inc.*	3,156,433
38,800	PTC Therapeutics, Inc.*	423,308
10,641	Regeneron Pharmaceuticals, Inc.*	3,906,205
384,075	Rigel Pharmaceuticals, Inc.*	914,099
131,640	Syndax Pharmaceuticals, Inc.*	943,859
33,720	T2 Biosystems, Inc.*	177,367
26,090	TESARO, Inc.*	3,508,583
187,124	Trevena, Inc.*	1,100,289
41,510	Ultragenyx Pharmaceutical, Inc.*	2,918,568

		69,702,244

	Drug Retail - 0.4%
13,575	Walgreens Boots Alliance, Inc.	1,123,467

	Health Care Distributors - 3.2%
49,560	Cardinal Health, Inc.	3,566,833
40,220	McKesson Corp.	5,648,899

		9,215,732

	Health Care Equipment - 24.5%
210,930	Abbott Laboratories	8,101,821
24,760	ABIOMED, Inc.*	2,789,957
99,970	AtriCure, Inc.*	1,956,413
80,829	Baxter International, Inc.	3,583,958
30,708	Becton Dickinson and Co.	5,083,709
379,210	Boston Scientific Corp.*	8,202,312
145,451	ConforMIS, Inc.*	1,178,153
25,440	Edwards Lifesciences Corp.*	2,383,728
150,862	Globus Medical, Inc. Class A*	3,742,886
27,535	Invuity, Inc.*	158,326
141,045	K2M Group Holdings, Inc.*	2,826,542
209,562	Medtronic plc	14,927,101
74,158	St. Jude Medical, Inc.	5,946,730
66,045	Stryker Corp.	7,912,852
15,510	Teleflex, Inc.	2,499,437

		71,293,925

	Health Care Facilities - 3.5%
29,792	Acadia Healthcare Co., Inc.*	986,115
82,770	Community Health Systems, Inc.*	462,684
160,312	Georgia Healthcare Group plc*(1)	705,567
71,480	HCA Holdings, Inc.*	5,290,950
26,860	LifePoint Health, Inc.*	1,525,648
12,030	Universal Health Services, Inc. Class B	1,279,751

		10,250,715

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Health Care Services - 1.3%
36,765	Envision Healthcare Corp.*	$2,326,857
88,582	Teladoc, Inc.*	1,461,603

		3,788,460

	Health Care Supplies - 1.0%
236,190	ConvaTec Group plc*(1)	680,837
27,034	DENTSPLY SIRONA, Inc.	1,560,673
116,161	Endologix, Inc.*	664,441

		2,905,951

	Health Care Technology - 2.1%
59,235	Allscripts Healthcare Solutions, Inc.*	604,789
22,650	athenahealth, Inc.*	2,382,101
64,039	Cerner Corp.*	3,033,527

		6,020,417

	Life Sciences Tools & Services - 4.6%
20,465	ICON plc*	1,538,968
17,420	Illumina, Inc.*	2,230,457
7,700	Medpace Holdings, Inc.*	277,739
61,830	Patheon N.V.*	1,775,139
6,230	Samsung Biologics Co., Ltd.*	778,879
48,275	Thermo Fisher Scientific, Inc.	6,811,603

		13,412,785

	Managed Health Care - 9.9%
36,830	Aetna, Inc.	4,567,288
24,081	Cigna Corp.	3,212,165
110,750	UnitedHealth Group, Inc.	17,724,430
24,190	WellCare Health Plans, Inc.*	3,315,965

		28,819,848

	Pharmaceuticals - 24.5%
64,652	Allergan plc*	13,577,567
248,150	AstraZeneca plc ADR	6,779,458
241,750	Bristol-Myers Squibb Co.	14,127,870
33,060	Chugai Pharmaceutical Co., Ltd.	948,294
53,930	Eisai Co., Ltd.	3,090,586
120,590	Eli Lilly & Co.	8,869,394
17,489	Hikma Pharmaceuticals plc	407,628
45,330	Intersect ENT, Inc.*	548,493
13,785	Johnson & Johnson	1,588,170
107,500	Medicines Co.*	3,648,550
160,355	MediWound Ltd.*	729,615
132,035	Mylan N.V.*	5,037,135
98,300	MyoKardia, Inc.*	1,272,985
147,299	Nabriva Therapeutics AG ADR*	876,429
103,660	Ono Pharmaceutical Co., Ltd.	2,259,230
66,289	Revance Therapeutics, Inc.*	1,372,182
41,670	Shionogi & Co., Ltd.	1,991,531
916,760	Sino Biopharmaceutical Ltd.	642,859
19,740	Takeda Pharmaceutical Co., Ltd.	818,934
39,887	UCB S.A.	2,552,008

		71,138,918

	Total Common Stocks (cost $270,304,726)	$287,672,462

	Total Long-Term Investments (cost $270,304,726)	$287,672,462

The accompanying notes are an integral part of these financial statements.

104

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
3,587,569	Fidelity Institutional Government Fund, Institutional Class	$3,587,569

	Total Short-Term Investments (cost $3,587,569)	$3,587,569

Total Investments (cost $273,892,295)^	100.2%	$291,260,031
Other Assets and Liabilities	(0.2)%	(616,953)

Total Net Assets	100.0%	$290,643,078

The accompanying notes are an integral part of these financial statements.

105

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $280,105,094 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$37,610,106
Unrealized Depreciation	(26,455,169)

Net Unrealized Appreciation	$11,154,937

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $1,386,404, which represents 0.5% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

106

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Biotechnology	$69,702,244	$67,369,753	$2,332,491	$—
Drug Retail	1,123,467	1,123,467	—	—
Health Care Distributors	9,215,732	9,215,732	—	—
Health Care Equipment	71,293,925	71,293,925	—	—
Health Care Facilities	10,250,715	10,250,715	—	—
Health Care Services	3,788,460	3,788,460	—	—
Health Care Supplies	2,905,951	2,905,951	—	—
Health Care Technology	6,020,417	6,020,417	—	—
Life Sciences Tools & Services	13,412,785	13,412,785	—	—
Managed Health Care	28,819,848	28,819,848	—	—
Pharmaceuticals	71,138,918	58,427,848	12,711,070	—
Short-Term Investments	3,587,569	3,587,569	—	—

Total	$291,260,031	$276,216,470	$15,043,561	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

107

Hartford High Yield HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed-Finance & Insurance - 0.0%
$	2,490,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $2,478,959)	$—

CORPORATE BONDS - 91.7%
		Chemicals - 0.7%
		Chemours Co.
$	1,645,000	6.63%, 05/15/2023	$1,628,550
	305,000	7.00%, 05/15/2025	300,425
	335,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(1)	337,513

			2,266,488

		Coal - 0.3%
	305,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	317,200
	665,000	Foresight Energy LLC / Foresight Energy Finance Corp. (9% cash, 1% PIK) 10.00%, 08/15/2021(1)(4)	648,375

			965,575

		Commercial Banks - 5.5%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,600,000	7.00%, 02/19/2019(5)(6)(7)	2,624,788
	400,000	8.88%, 04/14/2021(5)(6)(7)	452,682
		Barclays plc
$	800,000	7.88%, 03/15/2022(5)(6)(7)	810,000
	1,665,000	8.25%, 12/15/2018(5)(7)	1,732,139
	1,080,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(5)(7)	1,139,508
	1,555,000	CIT Group, Inc. 5.38%, 05/15/2020	1,652,188
	1,015,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(5)(7)	1,025,241
	2,055,000	Credit Suisse Group AG 6.25%, 12/18/2024(5)(6)(7)	1,999,926
	730,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(5)(7)	685,288
	1,675,000	Radian Group, Inc. 7.00%, 03/15/2021	1,863,437
		Royal Bank of Scotland Group plc
	1,505,000	6.99%, 10/05/2017(1)(5)(7)	1,621,638
	1,000,000	7.64%, 09/30/2017(5)(7)	927,500
	385,000	8.63%, 08/15/2021(5)(7)	392,700
	640,000	Societe Generale S.A. 8.25%, 11/29/2018(5)(6)(7)	665,638

			17,592,673

		Commercial Services - 1.5%
	1,035,000	APX Group, Inc. 7.88%, 12/01/2022	1,120,387
	1,460,000	Hertz Corp. 5.50%, 10/15/2024(1)	1,275,675
	2,385,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,325,375

			4,721,437

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.7% - (continued)
		Construction Materials - 2.4%
$	2,380,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	$2,445,450
	1,875,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,935,937
	3,210,000	Standard Industries, Inc. 5.38%, 11/15/2024(1)	3,298,275

			7,679,662

		Distribution/Wholesale - 0.2%
	625,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(1)	643,750

		Diversified Financial Services - 3.0%
	665,000	FBM Finance, Inc. 8.25%, 08/15/2021(1)	701,575
	665,000	International Lease Finance Corp. 5.88%, 08/15/2022	721,525
	2,760,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, 07/01/2021	2,794,500
		Navient Corp.
	305,000	5.50%, 01/25/2023	295,850
	335,000	5.88%, 10/25/2024	318,250
	1,510,000	6.13%, 03/25/2024	1,466,587
	280,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	291,900
		Springleaf Finance Corp.
	490,000	5.25%, 12/15/2019	493,675
	675,000	7.75%, 10/01/2021	712,125
	1,730,000	8.25%, 12/15/2020	1,881,375

			9,677,362

		Electric - 0.0%
	415,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(2)(3)(8)	—

		Entertainment - 1.2%
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	77,813
	1,295,000	5.38%, 04/15/2026	1,350,555
	1,225,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	1,228,062
	835,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(1)	853,788
	325,000	WMG Acquisition Corp. 5.00%, 08/01/2023(1)	326,625

			3,836,843

		Environmental Control - 0.3%
	835,000	Clean Harbors, Inc. 5.13%, 06/01/2021	853,955
	160,000	Tervita Escrow Corp. 7.63%, 12/01/2021(1)	163,200

			1,017,155

		Food - 1.7%
	380,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024	402,800
	2,510,000	Post Holdings, Inc. 5.00%, 08/15/2026(1)	2,403,325

The accompanying notes are an integral part of these financial statements.

108

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.7% - (continued)
		Food - 1.7% - (continued)
		TreeHouse Foods, Inc.
$	2,045,000	4.88%, 03/15/2022	$2,096,125
	660,000	6.00%, 02/15/2024(1)	693,000

			5,595,250

		Healthcare-Products - 2.3%
		Alere, Inc.
	1,685,000	6.38%, 07/01/2023(1)	1,674,469
	2,725,000	6.50%, 06/15/2020	2,684,125
	2,895,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,945,662

			7,304,256

		Healthcare-Services - 6.9%
	1,890,000	Amsurg Corp. 5.63%, 07/15/2022	1,948,590
		Community Health Systems, Inc.
	261,000	5.13%, 08/15/2018	255,780
	4,305,000	6.88%, 02/01/2022	2,991,975
	1,565,000	7.13%, 07/15/2020	1,189,869
	1,040,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	1,036,100
	1,835,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,974,919
		HCA, Inc.
	1,340,000	5.25%, 06/15/2026	1,385,225
	1,085,000	5.38%, 02/01/2025	1,087,713
	2,104,000	7.50%, 11/15/2095	2,014,580
	535,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	536,070
	830,000	LifePoint Health, Inc. 5.88%, 12/01/2023	840,375
	945,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	973,350
	350,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(1)	368,410
		Tenet Healthcare Corp.
	3,305,000	5.00%, 03/01/2019	3,222,375
	500,000	6.75%, 06/15/2023	441,250
	1,955,000	8.13%, 04/01/2022	1,844,542

			22,111,123

		Home Builders - 2.1%
	1,120,000	Beazer Homes USA, Inc. 8.75%, 03/15/2022(1)	1,209,600
	2,930,000	KB Home 8.00%, 03/15/2020	3,223,000
	2,115,000	M/I Homes, Inc. 6.75%, 01/15/2021	2,204,887

			6,637,487

		Household Products - 1.0%
	1,255,000	Avon International Operations, Inc. 7.88%, 08/15/2022(1)	1,327,163
	1,760,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,804,000

			3,131,163

		Household Products/Wares - 0.2%
	615,000	ACCO Brands Corp. 5.25%, 12/15/2024(1)	619,231

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.7% - (continued)
		Insurance - 0.1%
$	415,000	MGIC Investment Corp. 5.75%, 08/15/2023	$432,638

		Internet - 1.9%
	2,905,000	Netflix, Inc. 5.88%, 02/15/2025	3,133,769
		Zayo Group LLC / Zayo Capital, Inc.
	2,145,000	6.00%, 04/01/2023	2,230,800
	605,000	6.38%, 05/15/2025	632,225

			5,996,794

		Iron/Steel - 2.6%
		AK Steel Corp.
	760,000	7.63%, 05/15/2020	775,200
	1,015,000	7.63%, 10/01/2021	1,089,856
	840,000	8.38%, 04/01/2022	884,100
	705,000	ArcelorMittal 7.25%, 02/25/2022	794,887
	650,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(1)	648,375
	1,130,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	1,197,800
		United States Steel Corp.
	191,000	6.88%, 04/01/2021	192,910
	499,000	7.38%, 04/01/2020	535,178
	315,000	7.50%, 03/15/2022	325,238
	1,645,000	8.38%, 07/01/2021(1)	1,818,597

			8,262,141

		IT Services - 0.5%
	1,480,000	Conduent Finance, Inc. / Xerox Business Services LLC 10.50%, 12/15/2024(1)	1,583,600

		Lodging - 1.2%
	920,000	Boyd Gaming Corp. 6.38%, 04/01/2026(1)	990,840
	1,210,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,258,400
	1,630,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(1)	1,650,375

			3,899,615

		Machinery-Diversified - 0.7%
	1,705,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	1,824,350
	536,000	Gardner Denver, Inc. 6.88%, 08/15/2021(1)	533,320

			2,357,670

		Media - 10.6%
	635,000	CBS Radio, Inc. 7.25%, 11/01/2024(1)	666,750
		CCO Holdings LLC / CCO Holdings Capital Corp.
	120,000	5.13%, 02/15/2023	123,300
	245,000	5.13%, 05/01/2023(1)	252,350
	95,000	5.25%, 09/30/2022	98,325
	545,000	5.75%, 09/01/2023	569,525
	105,000	5.75%, 01/15/2024	109,725
	1,355,000	5.75%, 02/15/2026(1)	1,402,425
	3,675,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(1)	3,739,313

The accompanying notes are an integral part of these financial statements.

109

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.7% - (continued)
		Media - 10.6% - (continued)
$	520,000	Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020	$519,672
		CSC Holdings LLC
	1,560,000	5.25%, 06/01/2024	1,524,900
	760,000	10.13%, 01/15/2023(1)	877,800
	750,000	10.88%, 10/15/2025(1)	892,500
		DISH DBS Corp.
	2,170,000	5.00%, 03/15/2023	2,159,150
	1,095,000	5.88%, 07/15/2022	1,152,487
	945,000	6.75%, 06/01/2021	1,025,325
	1,191,000	7.88%, 09/01/2019	1,322,010
		Gray Television, Inc.
	515,000	5.13%, 10/15/2024(1)	498,263
	380,000	5.88%, 07/15/2026(1)	377,150
	2,625,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,795,625
	1,130,000	NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021(1)(5)	1,186,500
	2,370,000	SFR Group S.A. 7.38%, 05/01/2026(1)	2,429,250
		Sinclair Television Group, Inc.
	520,000	5.13%, 02/15/2027(1)	494,000
	1,055,000	5.88%, 03/15/2026(1)	1,057,637
		TEGNA, Inc.
	1,515,000	4.88%, 09/15/2021(1)	1,541,512
	2,865,000	5.13%, 10/15/2019	2,940,206
	750,000	6.38%, 10/15/2023	793,613
	3,495,000	Tribune Media Co. 5.88%, 07/15/2022	3,551,794

			34,101,107

		Metal Fabricate/Hardware - 0.5%
		Novelis Corp.
	605,000	5.88%, 09/30/2026(1)	611,050
	1,115,000	6.25%, 08/15/2024(1)	1,181,900

			1,792,950

		Mining - 2.0%
		Anglo American Capital plc
	260,000	4.13%, 04/15/2021(1)	264,550
	1,330,000	4.88%, 05/14/2025(1)	1,348,287
	395,000	9.38%, 04/08/2019(1)	451,288
	1,345,000	Constellium N.V. 7.88%, 04/01/2021(1)	1,445,875
	1,290,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,335,150
	105,000	New Gold, Inc. 6.25%, 11/15/2022(1)	107,625
		Teck Resources Ltd.
	465,000	8.00%, 06/01/2021(1)	511,500
	970,000	8.50%, 06/01/2024(1)	1,117,925

			6,582,200

		Miscellaneous Manufacturing - 0.8%
	2,665,000	Bombardier, Inc. 6.13%, 01/15/2023(1)	2,540,811

		Office/Business Equipment - 0.6%
		CDW LLC / CDW Finance Corp.
	885,000	5.00%, 09/01/2023	886,106
	970,000	5.50%, 12/01/2024	991,825

			1,877,931

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.7% - (continued)
		Oil & Gas - 13.4%
		Anadarko Petroleum Corp.
$	130,000	4.85%, 03/15/2021	$139,391
	90,000	5.55%, 03/15/2026	100,733
		Antero Resources Corp.
	810,000	5.63%, 06/01/2023	829,237
	1,470,000	6.00%, 12/01/2020	1,514,100
	2,120,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,120,000
	3,720,000	California Resources Corp. 8.00%, 12/15/2022(1)	3,310,800
	345,000	Callon Petroleum Co. 6.13%, 10/01/2024(1)	355,350
		Concho Resources, Inc.
	1,910,000	5.50%, 10/01/2022	1,979,237
	325,000	5.50%, 04/01/2023	336,798
		Continental Resources, Inc.
	475,000	3.80%, 06/01/2024	438,188
	265,000	4.50%, 04/15/2023	259,700
	2,015,000	4.90%, 06/01/2044	1,722,825
	1,005,000	5.00%, 09/15/2022	1,014,437
	2,100,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	2,273,250
	190,000	Diamondback Energy, Inc. 4.75%, 11/01/2024(1)	186,200
	1,430,000	Energen Corp. 4.63%, 09/01/2021	1,433,575
	1,540,000	Ensco plc 5.75%, 10/01/2044	1,116,500
		Laredo Petroleum, Inc.
	740,000	5.63%, 01/15/2022	745,550
	1,360,000	6.25%, 03/15/2023	1,407,600
	670,000	7.38%, 05/01/2022	694,288
		Matador Resources Co.
	315,000	6.88%, 04/15/2023(1)	330,750
	1,320,000	6.88%, 04/15/2023	1,386,000
		MEG Energy Corp.
	900,000	6.38%, 01/30/2023(1)	801,000
	1,545,000	7.00%, 03/31/2024(1)	1,398,225
		Noble Holding International Ltd.
	1,230,000	6.20%, 08/01/2040	879,450
	1,220,000	7.75%, 01/15/2024	1,147,532
	390,000	PDC Energy, Inc. 6.13%, 09/15/2024(1)	398,775
		QEP Resources, Inc.
	2,185,000	5.25%, 05/01/2023	2,190,462
	205,000	5.38%, 10/01/2022	205,513
	245,000	6.80%, 03/01/2020	254,800
		Rice Energy, Inc.
	635,000	6.25%, 05/01/2022	652,463
	515,000	7.25%, 05/01/2023	545,900
	870,000	Rowan Cos., Inc. 5.85%, 01/15/2044	674,250
	1,140,000	RSP Permian, Inc. 6.63%, 10/01/2022	1,205,550
		SM Energy Co.
	1,755,000	5.00%, 01/15/2024	1,654,087
	15,000	5.63%, 06/01/2025	14,475
	240,000	6.13%, 11/15/2022	243,000
	115,000	6.50%, 11/15/2021	117,300
	150,000	6.75%, 09/15/2026	154,500

The accompanying notes are an integral part of these financial statements.

110

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.7% - (continued)
		Oil & Gas - 13.4% - (continued)
		Transocean, Inc.
$	355,000	6.80%, 03/15/2038	$275,125
	110,000	7.50%, 04/15/2031	92,950
	435,000	9.10%, 12/15/2041	393,675
		Tullow Oil plc
	1,015,000	6.00%, 11/01/2020(1)	966,787
	1,755,000	6.25%, 04/15/2022(1)	1,632,150
		WPX Energy, Inc.
	2,000,000	5.25%, 09/15/2024	1,940,000
	1,420,000	6.00%, 01/15/2022	1,455,500
	295,000	8.25%, 08/01/2023	329,663

			43,317,641

		Oil & Gas Services - 0.1%
		Weatherford International Ltd.
	250,000	5.95%, 04/15/2042	188,750
	100,000	6.50%, 08/01/2036	80,250
	250,000	7.00%, 03/15/2038	208,125

			477,125

		Packaging & Containers - 4.5%
	1,700,000	ARD Finance S.A. (cash) 7.13%, 09/15/2023(1)(4)	1,678,750
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	2,065,000	6.00%, 06/30/2021(1)	2,101,137
	550,000	6.75%, 01/31/2021(1)	566,500
	305,000	7.25%, 05/15/2024(1)	321,394
EUR	315,000	Ball Corp. 3.50%, 12/15/2020	366,242
$	2,060,000	Berry Plastics Corp. 6.00%, 10/15/2022	2,178,450
		Owens-Brockway Glass Container, Inc.
	1,795,000	5.88%, 08/15/2023(1)	1,871,288
	2,215,000	6.38%, 08/15/2025(1)	2,336,825
		Reynolds Group Issuer, Inc.
	2,070,000	5.13%, 07/15/2023(1)	2,113,987
	805,000	7.00%, 07/15/2024(1)	855,816
	156,057	8.25%, 02/15/2021	161,129

			14,551,518

		Pharmaceuticals - 4.3%
		Endo Finance LLC
	1,161,000	6.00%, 07/15/2023(1)	1,017,326
	3,075,000	6.50%, 02/01/2025(1)	2,575,312
	1,908,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	2,089,260
	2,050,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	2,080,750
		Valeant Pharmaceuticals International, Inc.
	1,320,000	5.50%, 03/01/2023(1)	990,000
	4,930,000	5.88%, 05/15/2023(1)	3,722,150
	1,230,000	6.13%, 04/15/2025(1)	924,038
	445,000	Vizient, Inc. 10.38%, 03/01/2024(1)	503,963

			13,902,799

		Pipelines - 1.5%
		Energy Transfer Equity L.P.
	1,615,000	5.50%, 06/01/2027	1,574,625
	1,773,000	7.50%, 10/15/2020	1,976,895

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.7% - (continued)
		Pipelines - 1.5% - (continued)
$	1,100,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	$1,179,750

			4,731,270

		REITS - 0.4%
	1,110,000	Equinix, Inc. 5.88%, 01/15/2026	1,168,275

		Retail - 2.3%
	1,945,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,983,900
	1,480,000	L Brands, Inc. 6.88%, 11/01/2035	1,509,600
	2,315,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	2,384,450
	1,440,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,504,800

			7,382,750

		Semiconductors - 1.8%
	1,625,000	Entegris, Inc. 6.00%, 04/01/2022(1)	1,690,000
	1,865,000	Micron Technology, Inc. 5.50%, 02/01/2025	1,855,675
		Sensata Technologies B.V.
	1,221,000	5.00%, 10/01/2025(1)	1,196,580
	900,000	5.63%, 11/01/2024(1)	938,250

			5,680,505

		Software - 4.2%
	1,060,000	Camelot Finance S.A. 7.88%, 10/15/2024(1)	1,097,100
		Change Healthcare Holdings, Inc.
	1,140,000	6.00%, 02/15/2021(1)	1,191,300
	1,640,000	11.00%, 12/31/2019	1,693,300
		First Data Corp.
	1,425,000	5.38%, 08/15/2023(1)	1,478,437
	2,391,000	5.75%, 01/15/2024(1)	2,467,225
	1,580,000	7.00%, 12/01/2023(1)	1,682,700
	684,000	Infor Software Parent LLC (cash) 7.13%, 05/01/2021(1)(4)	704,520
	2,075,000	Infor US, Inc. 6.50%, 05/15/2022	2,163,187
	625,000	MSCI, Inc. 5.75%, 08/15/2025(1)	664,063
	445,000	RP Crown Parent LLC 7.38%, 10/15/2024(1)	461,688

			13,603,520

		Telecommunications - 8.4%
		Alcatel-Lucent USA, Inc.
	2,681,000	6.45%, 03/15/2029	2,794,942
	765,000	6.50%, 01/15/2028	789,863
		Altice Financing S.A.
	485,000	6.50%, 01/15/2022(1)	505,613
	380,000	6.63%, 02/15/2023(1)	390,450
	2,840,000	7.50%, 05/15/2026(1)	2,953,600
		Frontier Communications Corp.
	840,000	10.50%, 09/15/2022	883,092
	1,085,000	11.00%, 09/15/2025	1,120,263
		Level 3 Financing, Inc.
	970,000	5.13%, 05/01/2023	973,638

The accompanying notes are an integral part of these financial statements.

111

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.7% - (continued)
		Telecommunications - 8.4% - (continued)
		Level 3 Financing, Inc. - (continued)
$	1,080,000	5.25%, 03/15/2026(1)	$1,069,200
	2,515,000	5.38%, 08/15/2022	2,596,737
	920,000	5.63%, 02/01/2023	943,000
		Sprint Communications, Inc.
	507,000	7.00%, 03/01/2020(1)	550,095
	3,092,000	9.00%, 11/15/2018(1)	3,408,930
		Sprint Corp.
	100,000	7.13%, 06/15/2024	103,000
	2,495,000	7.25%, 09/15/2021	2,650,937
	2,005,000	7.88%, 09/15/2023	2,140,337
	1,600,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	1,628,000
		Wind Acquisition Finance S.A.
EUR	1,395,000	4.00%, 07/15/2020(1)	1,495,423
$	215,000	6.50%, 04/30/2020(1)	223,600

			27,220,720

		Total Corporate Bonds (cost $288,789,405)	$295,263,035

SENIOR FLOATING RATE INTERESTS - 0.8%(9)
		Insurance - 0.2%
$	550,000	Asurion LLC 8.50%, 03/03/2021	$558,596

		Internet - 0.3%
	1,273,091	Lands’ End, Inc. 4.25%, 04/04/2021	950,579

		Machinery-Diversified - 0.3%
	969,653	Gardner Denver, Inc. 4.57%, 07/30/2020	958,968

		Total Senior Floating Rate Interests (cost $2,773,280)	$2,468,143

CONVERTIBLE BONDS - 1.0%
		Home Builders - 0.2%
$	566,000	M/I Homes, Inc. 3.00%, 03/01/2018	$576,613

		Insurance - 0.3%
	680,000	MGIC Investment Corp. 2.00%, 04/01/2020	1,008,100

		Internet - 0.3%
	790,000	Zillow Group, Inc. 2.00%, 12/01/2021(1)	811,231

		Oil & Gas - 0.2%
	1,790,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	702,575

		Total Convertible Bonds (cost $4,065,260)	$3,098,519

COMMON STOCKS - 1.4%
		Energy - 0.8%
	206,275,142	KCA Deutag*(1)(3)(8)	$2,652,079

		Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
	33,000	Endo International plc*	543,510

Shares or Principal Amount		Market Value†
COMMON STOCKS - 1.4% - (continued)
	Utilities - 0.4%
4,525,000	TCEH Corp.*(3)(8)	$5
82,554	Vistra Energy Corp.	1,279,587

		1,279,592

	Total Common Stocks (cost $5,093,571)	$4,475,181

	Total Long-Term Investments (cost $303,200,475)	$305,304,878

SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 3.6%
11,751,273	Fidelity Institutional Government Fund, Institutional Class	$11,751,273

	Total Short-Term Investments (cost $11,751,273)	$11,751,273

Total Investments (cost $314,951,748)^	98.5%	$317,056,151
Other Assets and Liabilities	1.5%	4,728,843

Total Net Assets	100.0%	$321,784,994

The accompanying notes are an integral part of these financial statements.

112

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $315,099,797 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,468,593
Unrealized Depreciation	(10,512,239)

Net Unrealized Appreciation	$1,956,354

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $135,561,078, which represents 42.1% of total net assets.

(2)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of these securities was $2,652,084, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $6,553,034, which represents 2.0% of total net assets.

(7)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2016.

(8)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	206,275,142	KCA Deutag	$2,795,441
10/2016	4,525,000	TCEH Corp.	—
10/2016	$415,000	Texas Competitive Electric Holdings Co. LLC	—

			$2,795,441

At December 31, 2016, the aggregate value of these securities was $2,652,084, which represents 0.8% of total net assets.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

113

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.27	USD	11,290,000	5.00%	12/20/21	$396,196	$698,698	$302,502

Total					$396,196	$698,698	$302,502

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at December 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	01/31/17	BCLY	$4,736,005	$4,777,443	$(41,438)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
MSCI	Morgan Stanley Capital International
PIK	Pay in kind

The accompanying notes are an integral part of these financial statements.

114

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	295,263,035	—	295,263,035	—
Senior Floating Rate Interests	2,468,143	—	2,468,143	—
Convertible Bonds	3,098,519	—	3,098,519	—
Common Stocks
Energy	2,652,079	—	—	2,652,079
Pharmaceuticals, Biotechnology & Life Sciences	543,510	543,510	—	—
Utilities	1,279,592	1,279,587	—	5
Short-Term Investments	11,751,273	11,751,273	—	—
Swaps - Credit Default(2)	302,502	—	302,502	—

Total	$317,358,653	$13,574,370	$301,132,199	$2,652,084

Liabilities
Foreign Currency Contracts(2)	$(41,438)	$—	$(41,438)	$—

Total	$(41,438)	$—	$(41,438)	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Corporate Bonds	Total
Beginning balance	$921,843	$—	$921,843
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	1,730,241	—	1,730,241
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Ending balance	$2,652,084	$—	$2,652,084

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $1,730,241.

The accompanying notes are an integral part of these financial statements.

115

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Australia - 1.4%
345,936	BHP Billiton plc	$5,508,344
1,873,205	South32 Ltd.	3,687,501
1,119,417	Westfield Corp. REIT	7,568,866

		16,764,711

	Belgium - 1.9%
225,819	Anheuser-Busch InBev N.V.	23,901,586

	Brazil - 1.5%
570,560	BB Seguridade Participacoes S.A.	4,961,087
1,336,094	Petroleo Brasileiro S.A. ADR*	13,507,910

		18,468,997

	Canada - 8.0%
49,430	Alimentation Couche-Tard, Inc. Class B	2,241,313
501,935	Canadian National Railway Co.	33,780,097
410,490	Imperial Oil Ltd.	14,280,704
536,150	Magna International, Inc.	23,280,486
582,860	Manulife Financial Corp.	10,379,609
330,160	TransCanada Corp.	14,886,893

		98,849,102

	China - 4.4%
277,091	Alibaba Group Holding Ltd. ADR*	24,331,361
64,849	Baidu, Inc. ADR*	10,661,824
7,001,190	CNOOC Ltd.	8,700,620
6,868,000	PICC Property & Casualty Co., Ltd. Class H	10,622,540

		54,316,345

	France - 15.0%
355,787	Airbus Group SE	23,499,257
950,482	AXA S.A.	23,960,498
416,411	BNP Paribas S.A.	26,499,527
272,586	Capgemini S.A.	22,965,129
67,404	Cie de Saint-Gobain	3,135,456
116,004	Essilor International S.A.	13,088,525
34,363	LVMH Moet Hennessy Louis Vuitton SE	6,552,049
296,983	Schneider Electric SE	20,630,948
72,622	Technip S.A.	5,172,993
446,766	Total S.A.	22,915,567
70,723	Unibail-Rodamco SE REIT	16,853,621

		185,273,570

	Germany - 7.9%
287,835	Beiersdorf AG	24,381,891
161,312	Brenntag AG	8,941,333
61,887	Continental AG	11,922,951
403,311	Deutsche Wohnen AG	12,650,448
1,403,704	E.ON SE	9,874,976
105,789	Siemens AG	12,952,799
509,407	Vonovia SE	16,539,099

		97,263,497

	Hong Kong - 1.0%
499,107	Hong Kong Exchanges and Clearing Ltd.	11,738,184

	India - 2.3%
1,781,012	Bharti Infratel Ltd.	9,000,582
71,708	Divi’s Laboratories Ltd.	826,011
4,154,534	ICICI Bank Ltd.	15,554,930
898,487	Power Grid Corp. of India Ltd.	2,424,258

		27,805,781

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Ireland - 0.7%
234,114	CRH plc	$8,118,885

	Israel - 0.3%
111,730	Mobileye N.V.*	4,259,148

	Italy - 5.4%
758,478	Assicurazioni Generali S.p.A.	11,242,431
293,963	Banca Generali S.p.A.	6,991,827
1,530,130	Eni S.p.A.	24,805,051
930,080	FinecoBank Banca Fineco S.p.A.	5,200,250
125,620	Luxottica Group S.p.A.	6,751,627
9,244,952	Saipem S.p.A.*	5,170,814
4,135,580	Telecom Italia S.p.A.*	3,651,460
784,500	UniCredit S.p.A.	2,252,872

		66,066,332

	Japan - 11.6%
10,210	Daito Trust Construction Co., Ltd.	1,534,948
347,065	Daiwa House Industry Co., Ltd.	9,464,589
94,522	Eisai Co., Ltd.	5,416,806
71,900	FANUC Corp.	12,028,466
705,000	ITOCHU Corp.	9,334,732
806,700	Kawasaki Heavy Industries Ltd.	2,525,104
975,800	Mitsubishi Heavy Industries Ltd.	4,436,027
480,560	Mitsui Fudosan Co., Ltd.	11,125,202
61,930	Murata Manufacturing Co., Ltd.	8,269,929
208,490	Nippon Telegraph & Telephone Corp.	8,776,415
589,000	Nomura Holdings, Inc.	3,482,264
77,195	Olympus Corp.	2,659,734
169,490	Omron Corp.	6,477,054
304,374	Ono Pharmaceutical Co., Ltd.	6,633,714
434,300	Seven & I Holdings Co., Ltd.	16,516,070
261,380	Sony Financial Holdings, Inc.	4,074,502
694,130	Sumitomo Mitsui Financial Group, Inc.	26,434,526
97,043	Tokio Marine Holdings, Inc.	3,973,236

		143,163,318

	Luxembourg - 0.6%
325,461	SES S.A.	7,161,050

	Mexico - 1.5%
776,070	America Movil S.A.B. de C.V. Class L, ADR	9,755,200
1,153,300	Grupo Financiero Banorte S.A.B. de C.V. Series O	5,680,363
204,500	Infraestructura Energetica Nova, S.A.B. de C.V.	890,818
1,135,300	Wal-Mart de Mexico S.A.B. de C.V.	2,031,854

		18,358,235

	Netherlands - 2.8%
300,471	AerCap Holdings N.V.*	12,502,599
138,508	Akzo Nobel N.V.	8,654,918
646,449	Koninklijke Ahold Delhaize N.V.	13,616,153

		34,773,670

	Russia - 0.9%
1,707,910	Rosneft Oil Co. PJSC GDR	11,092,078

	South Africa - 0.4%
1,419,611	FirstRand Ltd.	5,478,008

	South Korea - 4.0%
49,246	Hyundai Motor Co.	5,940,914
5,483	LG Household & Health Care Ltd.	3,890,141
26,051	Samsung Biologics Co., Ltd.*	3,256,914
19,635	Samsung Electronics Co., Ltd.	29,223,007

The accompanying notes are an integral part of these financial statements.

116

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	South Korea - 4.0% - (continued)
188,590	SK Hynix, Inc.	$6,939,373

		49,250,349

	Spain - 3.1%
4,459,169	Banco Santander S.A.	23,197,805
2,316,646	CaixaBank S.A.	7,635,146
32,554	Industria de Diseno Textil S.A.	1,108,984
448,123	Repsol S.A.	6,297,534

		38,239,469

	Sweden - 0.6%
430,682	SKF AB Class B	7,897,056

	Switzerland - 8.8%
467,516	ABB Ltd.*	9,837,335
257,463	Credit Suisse Group AG*	3,679,411
293,458	Julius Baer Group Ltd.*	13,000,696
495,637	LafargeHolcim Ltd.*	26,017,012
462,113	Novartis AG	33,606,447
83,036	Zurich Insurance Group AG*	22,819,938

		108,960,839

	Taiwan - 2.3%
5,164,255	Taiwan Semiconductor Manufacturing Co., Ltd.	28,926,302

	United Kingdom - 12.7%
698,028	Anglo American plc*	9,862,321
407,079	Antofagasta plc	3,370,472
196,006	AstraZeneca plc	10,703,443
2,108,723	Aviva plc	12,560,876
1,073,688	Barclays plc	2,946,571
441,729	British American Tobacco plc	25,035,152
207,186	Compass Group plc	3,829,117
7,458,165	Glencore plc*	25,200,266
295,978	Hikma Pharmaceuticals plc	6,898,560
1,153,094	International Consolidated Airlines Group S.A.	6,247,928
343,763	Sky plc	4,190,790
754,968	Unilever N.V.	31,013,189
674,782	WPP plc	15,016,204

		156,874,889

	Total Common Stocks (cost $1,188,971,766)	$1,223,001,401

RIGHTS - 0.0%
	Spain - 0.0%
448,123	Repsol S.A.*	$166,044

	Total Rights (cost $156,764)	$166,044

	Total Long-Term Investments (cost $1,189,128,530)	$1,223,167,445

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
8,259,175	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$8,259,175

	Total Short-Term Investments (cost $8,259,175)	$8,259,175

Total Investments (cost $1,197,387,705)^	99.8%	$1,231,426,620
Other Assets and Liabilities	0.2%	2,678,572

Total Net Assets	100.0%	$1,234,105,192

The accompanying notes are an integral part of these financial statements.

117

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $1,204,375,613 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$68,655,757
Unrealized Depreciation	(41,604,750)

Net Unrealized Appreciation	$27,051,007

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

118

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$16,764,711	$—	$16,764,711	$—
Belgium	23,901,586	23,901,586	—	—
Brazil	18,468,997	18,468,997	—	—
Canada	98,849,102	98,849,102	—	—
China	54,316,345	34,993,185	19,323,160	—
France	185,273,570	—	185,273,570	—
Germany	97,263,497	—	97,263,497	—
Hong Kong	11,738,184	—	11,738,184	—
India	27,805,781	—	27,805,781	—
Ireland	8,118,885	—	8,118,885	—
Israel	4,259,148	4,259,148	—	—
Italy	66,066,332	—	66,066,332	—
Japan	143,163,318	—	143,163,318	—
Luxembourg	7,161,050	—	7,161,050	—
Mexico	18,358,235	18,358,235	—	—
Netherlands	34,773,670	12,502,599	22,271,071	—
Russia	11,092,078	—	11,092,078	—
South Africa	5,478,008	—	5,478,008	—
South Korea	49,250,349	3,256,914	45,993,435	—
Spain	38,239,469	—	38,239,469	—
Sweden	7,897,056	—	7,897,056	—
Switzerland	108,960,839	—	108,960,839	—
Taiwan	28,926,302	—	28,926,302	—
United Kingdom	156,874,889	—	156,874,889	—
Rights	166,044	166,044	—	—
Short-Term Investments	8,259,175	8,259,175	—	—

Total	$1,231,426,620	$223,014,985	$1,008,411,635	$—

(1)	For the year ended December 31, 2016, investments valued at $25,101,348 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; there were no transfers from Level 2 to Level 1 and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

119

Hartford MidCap HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Automobiles & Components - 1.5%
459,793	Harley-Davidson, Inc.	$26,824,324

	Banks - 5.4%
83,459	Cullen/Frost Bankers, Inc.	7,363,588
153,490	East West Bancorp, Inc.	7,801,897
33,096	First Citizens BancShares, Inc. Class A	11,749,080
291,288	First Republic Bank	26,839,276
286,664	M&T Bank Corp.	44,842,849

		98,596,690

	Capital Goods - 9.8%
619,942	Allison Transmission Holdings, Inc.	20,885,846
326,554	Fastenal Co.	15,341,507
180,140	Heico Corp. Class A	12,231,506
353,294	IDEX Corp.	31,817,658
226,182	Lennox International, Inc.	34,644,297
73,326	Middleby Corp.*	9,445,122
210,484	MSC Industrial Direct Co., Inc. Class A	19,446,617
475,880	NOW, Inc.*	9,741,263
274,478	PACCAR, Inc.	17,539,144
181,265	Sensata Technologies Holding N.V.*	7,060,272

		178,153,232

	Commercial & Professional Services - 8.0%
135,955	Cintas Corp.	15,710,960
110,881	Dun & Bradstreet Corp.	13,452,083
221,442	Equifax, Inc.	26,181,088
595,179	Robert Half International, Inc.	29,032,831
918,327	TransUnion*	28,403,854
73,241	UniFirst Corp.	10,521,070
269,179	Waste Connections, Inc.	21,154,777

		144,456,663

	Consumer Durables & Apparel - 1.5%
15,807	NVR, Inc.*	26,381,883

	Consumer Services - 1.0%
337,837	Choice Hotels International, Inc.	18,935,764

	Diversified Financials - 5.2%
137,714	Factset Research Systems, Inc.	22,506,599
191,184	Invesco Ltd.	5,800,523
120,251	Moody’s Corp.	11,336,062
231,324	MSCI, Inc.	18,223,705
246,021	Northern Trust Corp.	21,908,170
304,757	SEI Investments Co.	15,042,805

		94,817,864

	Energy - 6.5%
94,216	Cimarex Energy Co.	12,803,954
127,955	Diamondback Energy, Inc.*	12,931,132
162,257	Energen Corp.	9,357,361
300,762	Newfield Exploration Co.*	12,180,861
325,043	Parsley Energy, Inc. Class A*	11,454,515
541,418	Patterson-UTI Energy, Inc.	14,574,973
719,698	QEP Resources, Inc.	13,249,640
249,993	SM Energy Co.	8,619,759
209,426	World Fuel Services Corp.	9,614,748
963,139	WPX Energy, Inc.*	14,032,935

		118,819,878

	Food & Staples Retailing - 0.7%
148,155	PriceSmart, Inc.	12,370,943

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Health Care Equipment & Services - 4.1%
242,865	DENTSPLY SIRONA, Inc.	$14,020,596
375,461	Patterson Cos., Inc.	15,405,165
248,167	STERIS plc	16,723,974
59,514	Teleflex, Inc.	9,590,681
202,623	Varian Medical Systems, Inc.*	18,191,493

		73,931,909

	Insurance - 5.4%
29,304	Alleghany Corp.*	17,820,349
38,198	Fairfax Financial Holdings Ltd.	18,449,635
38,271	Markel Corp.*	34,616,120
15,268	White Mountains Insurance Group Ltd.	12,764,811
212,420	WR Berkley Corp.	14,128,054

		97,778,969

	Materials - 3.4%
264,170	Ball Corp.	19,831,242
256,074	Packaging Corp. of America	21,720,197
39,898	Sherwin-Williams Co.	10,722,188
200,051	Silgan Holdings, Inc.	10,238,610

		62,512,237

	Pharmaceuticals, Biotechnology & Life Sciences - 10.1%
220,419	Agios Pharmaceuticals, Inc.*	9,198,085
485,052	Alkermes plc*	26,959,190
172,133	Alnylam Pharmaceuticals, Inc.*	6,444,660
1,165,710	ARIAD Pharmaceuticals, Inc.*	14,501,432
174,261	Bluebird Bio, Inc.*	10,751,904
417,556	Ionis Pharmaceuticals, Inc.*	19,971,703
935,617	Ironwood Pharmaceuticals, Inc.*	14,305,584
61,942	Mettler-Toledo International, Inc.*	25,926,444
356,089	Puma Biotechnology, Inc.*	10,931,932
123,861	TESARO, Inc.*	16,656,827
187,268	Ultragenyx Pharmaceutical, Inc.*	13,166,813
112,277	Waters Corp.*	15,088,906

		183,903,480

	Retailing - 3.6%
213,959	Advance Auto Parts, Inc.	36,184,746
440,564	CarMax, Inc.*	28,367,916

		64,552,662

	Semiconductors & Semiconductor Equipment - 0.9%
261,049	MKS Instruments, Inc.	15,506,311

	Software & Services - 16.6%
400,524	Akamai Technologies, Inc.*	26,706,940
265,119	Blackbaud, Inc.	16,967,616
749,380	Cadence Design Systems, Inc.*	18,899,364
14,373	CoStar Group, Inc.*	2,709,167
1,495,712	Genpact Ltd.*	36,405,630
436,635	Global Payments, Inc.	30,306,835
411,108	Guidewire Software, Inc.*	20,279,958
197,364	ServiceNow, Inc.*	14,672,040
442,924	Total System Services, Inc.	21,716,564
504,066	Vantiv, Inc. Class A*	30,052,415
352,260	VeriSign, Inc.*	26,796,418
261,947	WEX, Inc.*	29,233,285
269,182	Zillow Group, Inc. Class A*	9,811,684
469,111	Zillow Group, Inc. Class C*	17,108,478

		301,666,394

The accompanying notes are an integral part of these financial statements.

120

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Technology Hardware & Equipment - 6.2%
269,951	Amphenol Corp. Class A	$18,140,707
474,797	CDW Corp. of Delaware	24,732,176
124,134	CommScope Holding Co., Inc.*	4,617,785
930,634	National Instruments Corp.	28,682,140
1,181,924	Trimble, Inc.*	35,635,008

		111,807,816

	Transportation - 7.5%
256,757	Alaska Air Group, Inc.	22,782,049
44,007	AMERCO	16,264,547
157,035	CH Robinson Worldwide, Inc.	11,504,384
334,986	Genesee & Wyoming, Inc. Class A*	23,251,378
215,478	J.B. Hunt Transport Services, Inc.	20,916,449
1,025,192	JetBlue Airways Corp.*	22,984,805
324,636	Spirit Airlines, Inc.*	18,783,439

		136,487,051

	Utilities - 2.3%
144,753	Black Hills Corp.	8,879,149
262,102	NiSource, Inc.	5,802,938
585,431	UGI Corp.	26,976,661

		41,658,748

	Total Common Stocks (cost $1,425,490,820)	$1,809,162,818

	Total Long-Term Investments (cost $1,425,490,820)	$1,809,162,818

SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
5,219,877	Fidelity Institutional Government Fund, Institutional Class	$5,219,877

	Total Short-Term Investments (cost $5,219,877)	$5,219,877

Total Investments (cost $1,430,710,697)^	100.0%	$1,814,382,695
Other Assets and Liabilities	0.0%	213,563

Total Net Assets	100.0%	$1,814,596,258

The accompanying notes are an integral part of these financial statements.

121

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $1,433,582,282 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$416,571,993
Unrealized Depreciation	(35,771,580)

Net Unrealized Appreciation	$380,800,413

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

122

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$26,824,324	$26,824,324	$—	$—
Banks	98,596,690	98,596,690	—	—
Capital Goods	178,153,232	178,153,232	—	—
Commercial & Professional Services	144,456,663	144,456,663	—	—
Consumer Durables & Apparel	26,381,883	26,381,883	—	—
Consumer Services	18,935,764	18,935,764	—	—
Diversified Financials	94,817,864	94,817,864	—	—
Energy	118,819,878	118,819,878	—	—
Food & Staples Retailing	12,370,943	12,370,943	—	—
Health Care Equipment & Services	73,931,909	73,931,909	—	—
Insurance	97,778,969	97,778,969	—	—
Materials	62,512,237	62,512,237	—	—
Pharmaceuticals, Biotechnology & Life Sciences	183,903,480	183,903,480	—	—
Retailing	64,552,662	64,552,662	—	—
Semiconductors & Semiconductor Equipment	15,506,311	15,506,311	—	—
Software & Services	301,666,394	301,666,394	—	—
Technology Hardware & Equipment	111,807,816	111,807,816	—	—
Transportation	136,487,051	136,487,051	—	—
Utilities	41,658,748	41,658,748	—	—
Short-Term Investments	5,219,877	5,219,877	—	—

Total	$1,814,382,695	$1,814,382,695	$—	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

123

Hartford MidCap Value HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.4%
170,847	Goodyear Tire & Rubber Co.	$5,274,047

	Banks - 13.7%
95,304	Bank of the Ozarks, Inc.	5,012,037
107,767	BankUnited, Inc.	4,061,738
172,739	Comerica, Inc.	11,765,253
68,141	IBERIABANK Corp.	5,706,809
86,625	MB Financial, Inc.	4,091,299
113,568	Provident Financial Services, Inc.	3,213,975
48,293	South State Corp.	4,220,808
79,463	Sterling Bancorp	1,859,434
19,700	Western Alliance Bancorp*	959,587
260,044	Zions Bancorp	11,192,294

		52,083,234

	Capital Goods - 7.5%
80,851	Generac Holdings, Inc.*	3,293,870
5,048	Herc Holdings, Inc.*	202,728
37,826	Hubbell, Inc. Class B	4,414,294
86,745	Moog, Inc. Class A*	5,697,412
131,904	NOW, Inc.*	2,700,075
543,344	Sanwa Holdings Corp.	5,167,729
81,599	Sensata Technologies Holding N.V.*	3,178,281
59,084	WESCO International, Inc.*	3,932,040

		28,586,429

	Commercial & Professional Services - 1.3%
136,200	IHS Markit Ltd.*	4,822,842

	Consumer Durables & Apparel - 4.2%
115,367	D.R. Horton, Inc.	3,152,980
35,537,573	Global Brands Group Holding Ltd.*	4,700,849
131,278	Lennar Corp. Class A	5,635,765
78,448	Toll Brothers, Inc.*	2,431,888

		15,921,482

	Consumer Services - 1.7%
54,925	Bloomin’ Brands, Inc.	990,298
130,736	Norwegian Cruise Line Holdings Ltd.*	5,560,202

		6,550,500

	Diversified Financials - 1.0%
19,081	MSCI, Inc.	1,503,201
33,383	Raymond James Financial, Inc.	2,312,441

		3,815,642

	Energy - 8.7%
415,600	Cobalt International Energy, Inc.*	507,032
112,600	Delek US Holdings, Inc.	2,710,282
106,907	Diamondback Energy, Inc.*	10,804,021
76,394	Energen Corp.	4,405,642
35,610	HollyFrontier Corp.	1,166,584
177,697	Newfield Exploration Co.*	7,196,729
266,930	QEP Resources, Inc.	4,914,181
323,895	Trican Well Service Ltd.*	1,109,684

		32,814,155

	Food, Beverage & Tobacco - 2.3%
26,808	Ingredion, Inc.	3,349,927
64,789	Post Holdings, Inc.*	5,208,388

		8,558,315

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Health Care Equipment & Services - 2.7%
87,693	Acadia Healthcare Co., Inc.*	$2,902,638
174,640	Brookdale Senior Living, Inc.*	2,169,029
82,183	Envision Healthcare Corp.*	5,201,362

		10,273,029

	Insurance - 9.0%
36,078	Assurant, Inc.	3,350,203
205,375	CNO Financial Group, Inc.	3,932,931
37,965	Hanover Insurance Group, Inc.	3,455,195
79,965	Reinsurance Group of America, Inc.	10,061,996
135,570	Unum Group	5,955,590
201,024	XL Group Ltd.	7,490,154

		34,246,069

	Materials - 9.5%
90,392	Bemis Co., Inc.	4,322,545
65,524	Cabot Corp.	3,311,583
84,558	Celanese Corp. Series A	6,658,097
97,773	CF Industries Holdings, Inc.	3,077,894
40,333	Crown Holdings, Inc.*	2,120,306
274,204	Louisiana-Pacific Corp.*	5,190,682
176,838	Methanex Corp.	7,745,504
66,600	Westlake Chemical Corp.	3,728,934

		36,155,545

	Media - 2.5%
155,657	Interpublic Group of Cos., Inc.	3,643,930
64,731	John Wiley & Sons, Inc. Class A	3,527,840
76,048	Quebecor, Inc. Class B	2,113,813

		9,285,583

	Pharmaceuticals, Biotechnology & Life Sciences - 0.8%
183,233	Endo International plc*	3,017,847

	Real Estate - 7.9%
61,989	American Assets Trust, Inc. REIT	2,670,486
65,877	Equity LifeStyle Properties, Inc. REIT	4,749,732
47,065	Extra Space Storage, Inc. REIT	3,635,301
74,794	Forest City Realty Trust, Inc. Class A REIT	1,558,707
136,733	LaSalle Hotel Properties REIT	4,166,254
35,544	Life Storage, Inc. REIT	3,030,481
54,119	PS Business Parks, Inc. REIT	6,305,946
158,923	STORE Capital Corp. REIT	3,926,987

		30,043,894

	Retailing - 0.9%
151,229	DSW, Inc. Class A	3,425,337

	Semiconductors & Semiconductor Equipment - 5.9%
207,050	Microsemi Corp.*	11,174,489
102,228	Qorvo, Inc.*	5,390,482
137,238	Silicon Motion Technology Corp. ADR	5,829,870

		22,394,841

	Software & Services - 2.6%
143,569	Booz Allen Hamilton Holding Corp.	5,178,534
156,759	SS&C Technologies Holdings, Inc.	4,483,307
8,619	Verint Systems, Inc.*	303,820

		9,965,661

The accompanying notes are an integral part of these financial statements.

124

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Technology Hardware & Equipment - 6.0%
130,743	Arrow Electronics, Inc.*	$9,321,976
103,316	CommScope Holding Co., Inc.*	3,843,355
54,745	Harris Corp.	5,609,720
112,613	Keysight Technologies, Inc.*	4,118,258

		22,893,309

	Telecommunication Services - 0.7%
62,072	Millicom International Cellular S.A.	2,645,160

	Transportation - 3.4%
82,977	Genesee & Wyoming, Inc. Class A*	5,759,434
171,339	Knight Transportation, Inc.	5,662,754
17,241	Ryder System, Inc.	1,283,420

		12,705,608

	Utilities - 4.9%
162,370	Alliant Energy Corp.	6,152,199
131,392	Great Plains Energy, Inc.	3,593,571
193,681	UGI Corp.	8,924,821

		18,670,591

	Total Common Stocks (cost $310,461,920)	$374,149,120

	Total Long-Term Investments (cost $310,461,920)	$374,149,120

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
3,772,166	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$3,772,166

	Total Short-Term Investments (cost $3,772,166)	$3,772,166

Total Investments (cost $314,234,086)^	99.6%	$377,921,286
Other Assets and Liabilities	0.4%	1,654,750

Total Net Assets	100.0%	$379,576,036

The accompanying notes are an integral part of these financial statements.

125

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $315,428,716 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$81,967,065
Unrealized Depreciation	(19,474,495)

Net Unrealized Appreciation	$62,492,570

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

126

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$5,274,047	$5,274,047	$—	$—
Banks	52,083,234	52,083,234	—	—
Capital Goods	28,586,429	23,418,700	5,167,729	—
Commercial & Professional Services	4,822,842	4,822,842	—	—
Consumer Durables & Apparel	15,921,482	11,220,633	4,700,849	—
Consumer Services	6,550,500	6,550,500	—	—
Diversified Financials	3,815,642	3,815,642	—	—
Energy	32,814,155	32,814,155	—	—
Food, Beverage & Tobacco	8,558,315	8,558,315	—	—
Health Care Equipment & Services	10,273,029	10,273,029	—	—
Insurance	34,246,069	34,246,069	—	—
Materials	36,155,545	36,155,545	—	—
Media	9,285,583	9,285,583	—	—
Pharmaceuticals, Biotechnology & Life Sciences	3,017,847	3,017,847	—	—
Real Estate	30,043,894	30,043,894	—	—
Retailing	3,425,337	3,425,337	—	—
Semiconductors & Semiconductor Equipment	22,394,841	22,394,841	—	—
Software & Services	9,965,661	9,965,661	—	—
Technology Hardware & Equipment	22,893,309	22,893,309	—	—
Telecommunication Services	2,645,160	—	2,645,160	—
Transportation	12,705,608	12,705,608	—	—
Utilities	18,670,591	18,670,591	—	—
Short-Term Investments	3,772,166	3,772,166	—	—

Total	$377,921,286	$365,407,548	$12,513,738	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Total
Beginning balance	$97,610	$97,610
Purchases	—	—
Sales	(108,456)	(108,456)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(23,990)	(23,990)
Net change in unrealized appreciation/depreciation	34,836	34,836
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $0.

The accompanying notes are an integral part of these financial statements.

127

Hartford Small Cap Growth HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3%
	Automobiles & Components - 2.0%
28,100	American Axle & Manufacturing Holdings, Inc.*	$542,330
13,116	Cooper Tire & Rubber Co.	509,557
13,285	Cooper-Standard Holding, Inc.*	1,373,403
5,982	LCI Industries	644,560
246,060	Tenneco, Inc.*	15,371,368
60,543	Visteon Corp.	4,864,025
14,700	Winnebago Industries, Inc.	465,255

		23,770,498

	Banks - 4.8%
20,504	Banc of California, Inc.	355,744
21,784	Enterprise Financial Services Corp.	936,712
41,441	Essent Group Ltd.*	1,341,445
103,499	FCB Financial Holdings, Inc. Class A*	4,936,902
173,600	First Hawaiian, Inc.	6,044,752
314,777	First Merchants Corp.	11,851,354
123,845	Great Western Bancorp, Inc.	5,398,404
13,638	HomeStreet, Inc.*	430,961
84,773	IBERIABANK Corp.	7,099,739
571,825	MGIC Investment Corp.*	5,826,897
122,561	Sandy Spring Bancorp, Inc.	4,901,214
317,652	Sterling Bancorp	7,433,057
18,827	Walker & Dunlop, Inc.*	587,402

		57,144,583

	Capital Goods - 9.7%
237,380	AAON, Inc.	7,845,409
21,800	Aegion Corp.*	516,660
209,450	Altra Industrial Motion Corp.	7,728,705
90,521	American Woodmark Corp.*	6,811,705
13,131	Argan, Inc.	926,392
136,966	Armstrong World Industries, Inc.*	5,725,179
159,539	Astronics Corp.*	5,398,800
143,589	AZZ, Inc.	9,175,337
10,522	Comfort Systems USA, Inc.	350,383
59,206	Continental Building Products, Inc.*	1,367,659
14,604	Encore Wire Corp.	633,083
49,100	Energy Recovery, Inc.*	508,185
8,200	EnerSys	640,420
73,206	Esterline Technologies Corp.*	6,529,975
219,700	Generac Holdings, Inc.*	8,950,578
27,596	Gibraltar Industries, Inc.*	1,149,373
33,202	Global Brass & Copper Holdings, Inc.	1,138,829
14,900	Greenbrier Cos., Inc.	619,095
92,967	Heico Corp. Class A	6,312,459
13,459	Hyster-Yale Materials Handling, Inc.	858,281
15,228	Insteel Industries, Inc.	542,726
42,342	Lennox International, Inc.	6,485,524
12,500	Lydall, Inc.*	773,125
186,924	Manitowoc Foodservice, Inc.*	3,613,241
49,956	MasTec, Inc.*	1,910,817
123,924	Meritor, Inc.*	1,539,136
53,300	MRC Global, Inc.*	1,079,858
25,163	Navistar International Corp.*	789,363
31,434	NCI Building Systems, Inc.*	491,942
130,128	SiteOne Landscape Supply, Inc.*	4,519,346
73,510	TASER International, Inc.*	1,781,882
74,262	Teledyne Technologies, Inc.*	9,134,226
102,556	Toro Co.	5,738,008
46,147	Trex Co., Inc.*	2,971,867
14,767	Universal Forest Products, Inc.	1,508,892
22,845	Wabash National Corp.*	361,408

		116,427,868

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Commercial & Professional Services - 4.4%
37,941	Brink’s Co.	$1,565,066
137,972	Deluxe Corp.	9,880,175
135,427	Exponent, Inc.	8,166,248
83,805	GP Strategies Corp.*	2,396,823
54,873	Herman Miller, Inc.	1,876,657
8,620	HNI Corp.	482,030
124,732	Huron Consulting Group, Inc.*	6,317,676
19,779	Insperity, Inc.	1,403,320
192,411	On Assignment, Inc.*	8,496,870
21,500	Quad/Graphics, Inc.	577,920
60,523	RPX Corp.*	653,648
53,153	TriNet Group, Inc.*	1,361,780
131,747	WageWorks, Inc.*	9,551,658

		52,729,871

	Consumer Durables & Apparel - 3.4%
18,377	American Outdoor Brands Corp.*	387,387
38,100	Callaway Golf Co.	417,576
68,802	Carter’s, Inc.	5,943,805
18,601	iRobot Corp.*	1,087,228
433,490	Kate Spade & Co.*	8,093,258
16,809	La-Z-Boy, Inc.	521,919
19,297	Movado Group, Inc.	554,789
256,270	Steven Madden Ltd.*	9,161,653
8,601	Sturm Ruger & Co., Inc.	453,273
221,800	TopBuild Corp.*	7,896,080
168,243	Vista Outdoor, Inc.*	6,208,167

		40,725,135

	Consumer Services - 5.1%
19,500	American Public Education, Inc.*	478,725
8,565	BJ’s Restaurants, Inc.*	336,605
472,590	Bloomin’ Brands, Inc.	8,520,798
27,748	Capella Education Co.	2,436,274
39,300	Cheesecake Factory, Inc.	2,353,284
8,908	Dave & Buster’s Entertainment, Inc.*	501,520
43,700	DeVry Education Group, Inc.	1,363,440
10,785	Domino’s Pizza, Inc.	1,717,403
158,507	Dunkin’ Brands Group, Inc.	8,312,107
27,742	Grand Canyon Education, Inc.*	1,621,520
482,228	La Quinta Holdings, Inc.*	6,852,460
115,573	Marriott Vacations Worldwide Corp.	9,806,369
74,769	Papa John’s International, Inc.	6,398,731
31,291	Scientific Games Corp. Class A*	438,074
29,939	Sotheby’s*	1,193,369
15,289	Strayer Education, Inc.*	1,232,752
18,384	Texas Roadhouse, Inc.	886,844
219,378	Wingstop, Inc.	6,491,395

		60,941,670

	Diversified Financials - 1.2%
156,296	Evercore Partners, Inc. Class A	10,737,535
32,170	Green Dot Corp. Class A*	757,604
91,381	KCG Holdings, Inc. Class A*	1,210,798
99,249	OneMain Holdings, Inc.*	2,197,373

		14,903,310

	Energy - 2.1%
103,500	Bill Barrett Corp.*	723,465
8,200	Carrizo Oil & Gas, Inc.*	306,270
164,370	PBF Energy, Inc. Class A	4,582,635
61,322	PDC Energy, Inc.*	4,450,751
48,858	Pioneer Energy Services Corp.*	334,677
20,315	REX American Resources Corp.*	2,006,106

The accompanying notes are an integral part of these financial statements.

128

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Energy - 2.1% - (continued)
160,069	RSP Permian, Inc.*	$7,142,279
117,220	Sanchez Energy Corp.*	1,058,497
283,900	WildHorse Resource Development Corp.*	4,144,940

		24,749,620

	Food & Staples Retailing - 1.4%
66,940	Casey’s General Stores, Inc.	7,957,827
6,429	Ingles Markets, Inc. Class A	309,235
94,739	PriceSmart, Inc.	7,910,707

		16,177,769

	Food, Beverage & Tobacco - 1.5%
22,315	Fresh Del Monte Produce, Inc.	1,352,959
20,076	National Beverage Corp.	1,025,482
69,591	Pilgrim’s Pride Corp.	1,321,533
99,170	Post Holdings, Inc.*	7,972,276
10,255	Sanderson Farms, Inc.	966,431
77,526	TreeHouse Foods, Inc.*	5,596,602

		18,235,283

	Health Care Equipment & Services - 9.2%
101,000	Acadia Healthcare Co., Inc.*	3,343,100
164,721	Anika Therapeutics, Inc.*	8,064,740
15,485	Atrion Corp.	7,853,992
161,513	Cardiovascular Systems, Inc.*	3,910,230
6,047	Chemed Corp.	969,999
158,113	Cynosure, Inc. Class A*	7,209,953
24,517	Glaukos Corp.*	840,933
305,694	Globus Medical, Inc. Class A*	7,584,268
36,162	HealthEquity, Inc.*	1,465,284
93,217	HMS Holdings Corp.*	1,692,821
66,973	ICU Medical, Inc.*	9,868,472
10,719	Inogen, Inc.*	719,995
74,974	Integra LifeSciences Holdings Corp.*	6,432,020
20,521	Magellan Health, Inc.*	1,544,205
47,281	Masimo Corp.*	3,186,739
28,730	Medidata Solutions, Inc.*	1,427,019
199,734	Natus Medical, Inc.*	6,950,743
181,776	Omnicell, Inc.*	6,162,207
19,700	Surgical Care Affiliates, Inc.*	911,519
36,526	Triple-S Management Corp. Class B*	756,088
93,230	U.S. Physical Therapy, Inc.	6,544,746
186,425	Vascular Solutions, Inc.*	10,458,443
91,428	WellCare Health Plans, Inc.*	12,532,950

		110,430,466

	Household & Personal Products - 0.1%
15,542	Medifast, Inc.	647,013
15,815	Usana Health Sciences, Inc.*	967,878

		1,614,891

	Insurance - 1.7%
71,157	Ambac Financial Group, Inc.*	1,601,032
127,076	AMERISAFE, Inc.	7,923,188
6,727	Federated National Holding Co.	125,728
55,411	Greenlight Capital Re Ltd. Class A*	1,263,371
152,465	James River Group Holdings Ltd.	6,334,921
87,473	Maiden Holdings Ltd.	1,526,404
40,721	MBIA, Inc.*	435,715
6,797	Primerica, Inc.	470,012
44,255	Universal Insurance Holdings, Inc.	1,256,842

		20,937,213

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Materials - 4.0%
254,177	Boise Cascade Co.*	$5,718,982
68,658	Chemours Co.	1,516,655
27,590	Clearwater Paper Corp.*	1,808,525
80,100	Cliffs Natural Resources, Inc.*	673,641
65,253	Coeur Mining, Inc.*	593,150
632,156	Graphic Packaging Holding Co.	7,889,307
248,570	Headwaters, Inc.*	5,846,366
5,202	Innospec, Inc.	356,337
31,338	Koppers Holdings, Inc.*	1,262,921
198,500	Louisiana-Pacific Corp.*	3,757,605
538,957	OMNOVA Solutions, Inc.*	5,389,570
261,917	PolyOne Corp.	8,391,821
23,260	Stepan Co.	1,895,225
31,905	Trinseo S.A.	1,891,967
22,271	Worthington Industries, Inc.	1,056,536

		48,048,608

	Media - 0.1%
16,816	MSG Networks, Inc. Class A*	361,544
33,218	New Media Investment Group, Inc.	531,156

		892,700

	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
165,127	Aerie Pharmaceuticals, Inc.*	6,250,057
48,779	Agios Pharmaceuticals, Inc.*	2,035,548
203,760	Alder Biopharmaceuticals, Inc.*	4,238,208
14,000	AMAG Pharmaceuticals, Inc.*	487,200
309,390	Amicus Therapeutics, Inc.*	1,537,668
342,340	Aratana Therapeutics, Inc.*	2,458,001
244,140	ARIAD Pharmaceuticals, Inc.*	3,037,102
30,132	BioSpecifics Technologies Corp.*	1,678,352
68,847	Bluebird Bio, Inc.*	4,247,860
31,543	Cambrex Corp.*	1,701,745
168,454	Coherus Biosciences, Inc.*	4,741,980
36,400	Depomed, Inc.*	655,928
54,382	Emergent Biosolutions, Inc.*	1,785,905
13,634	Enanta Pharmaceuticals, Inc.*	456,739
202,495	Exelixis, Inc.*	3,019,201
32,058	FibroGen, Inc.*	686,041
170,780	Five Prime Therapeutics, Inc.*	8,557,786
181,520	Flexion Therapeutics, Inc.*	3,452,510
125,885	GlycoMimetics, Inc.*	767,899
36,000	Impax Laboratories, Inc.*	477,000
29,065	INC Research Holdings, Inc. Class A*	1,528,819
43,157	Innoviva, Inc.*	461,780
28,219	Insys Therapeutics, Inc.*	259,615
201,231	Intersect ENT, Inc.*	2,434,895
118,764	Ionis Pharmaceuticals, Inc.*	5,680,482
90,829	Ironwood Pharmaceuticals, Inc.*	1,388,775
94,101	Lexicon Pharmaceuticals, Inc.*	1,301,417
50,544	Luminex Corp.*	1,022,505
159,247	Medicines Co.*	5,404,843
19,902	Myriad Genetics, Inc.*	331,766
106,456	Neurocrine Biosciences, Inc.*	4,119,847
228,888	Otonomy, Inc.*	3,639,319
14,328	Pacira Pharmaceuticals, Inc.*	462,794
17,157	PAREXEL International Corp.*	1,127,558
644,362	PDL BioPharma, Inc.	1,366,047
155,227	Portola Pharmaceuticals, Inc.*	3,483,294
46,917	PRA Health Sciences, Inc.*	2,586,065
41,087	Prestige Brands Holdings, Inc.*	2,140,633
144,541	PTC Therapeutics, Inc.*	1,576,942

The accompanying notes are an integral part of these financial statements.

129

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 9.4% - (continued)
10,200	Puma Biotechnology, Inc.*	$313,140
69,600	Seres Therapeutics, Inc.*	689,040
75,519	Supernus Pharmaceuticals, Inc.*	1,906,855
78,304	TESARO, Inc.*	10,530,322
27,362	Trevena, Inc.*	160,889
78,337	Ultragenyx Pharmaceutical, Inc.*	5,507,875
67,586	Vanda Pharmaceuticals, Inc.*	1,077,997

		112,776,244

	Real Estate - 3.3%
83,065	CareTrust, Inc. REIT	1,272,556
132,889	Coresite Realty Corp. REIT	10,547,400
45,500	Gramercy Property Trust REIT	417,690
236,978	HFF, Inc. Class A REIT	7,168,585
219,994	LaSalle Hotel Properties REIT	6,703,217
28,800	Medical Properties Trust, Inc. REIT	354,240
111,163	Pennsylvania REIT	2,107,650
19,452	Physicians Realty Trust REIT	368,810
46,394	RLJ Lodging Trust REIT	1,136,189
17,400	Sabra Healthcare, Inc. REIT	424,908
18,000	STAG Industrial, Inc. REIT	429,660
419,061	Sunstone Hotel Investors, Inc. REIT	6,390,680
12,100	Urban Edge Properties REIT	332,871
168,751	Washington Prime Group, Inc. REIT	1,756,698

		39,411,154

	Retailing - 4.6%
97,176	American Eagle Outfitters, Inc.	1,474,160
15,296	Big Lots, Inc.	768,012
25,689	Buckle, Inc.	585,709
100,115	Burlington Stores, Inc.*	8,484,746
8,142	Cato Corp. Class A	244,911
57,100	Chico’s FAS, Inc.	821,669
21,300	Children’s Place, Inc.	2,150,235
187,485	Core-Mark Holding Co., Inc.	8,074,979
98,026	DSW, Inc. Class A	2,220,289
24,910	Finish Line, Inc. Class A	468,557
155,456	Five Below, Inc.*	6,212,022
68,010	Francescas Holding Corp.*	1,226,220
9,571	Hibbett Sports, Inc.*	356,998
114,338	HSN, Inc.	3,921,793
15,139	Liberty TripAdvisor Holdings, Inc. Class A*	227,842
118,643	Monro Muffler Brake, Inc.	6,786,380
19,063	Overstock.com, Inc.*	333,603
29,525	PetMed Express, Inc.	681,142
72,596	Pier 1 Imports, Inc.	619,970
56,733	Select Comfort Corp.*	1,283,301
31,400	Shutterfly, Inc.*	1,575,652
19,900	Tailored Brands, Inc.	508,445
63,960	Tile Shop Holdings, Inc.*	1,250,418
147,805	Wayfair, Inc. Class A*	5,180,565

		55,457,618

	Semiconductors & Semiconductor Equipment - 4.4%
49,111	Advanced Energy Industries, Inc.*	2,688,827
98,411	Advanced Micro Devices, Inc.*	1,115,981
20,648	Ambarella, Inc.*	1,117,676
92,774	Amkor Technology, Inc.*	978,766
130,574	Cirrus Logic, Inc.*	7,382,654
37,689	Inphi Corp.*	1,681,683
380,838	Integrated Device Technology, Inc.*	8,972,543
80,550	Kulicke & Soffa Industries, Inc.*	1,284,772
138,835	MACOM Technology Solutions Holdings, Inc.*	6,425,284

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Semiconductors & Semiconductor Equipment - 4.4% - (continued)
338,386	MaxLinear, Inc. Class A*	$7,376,815
177,987	MKS Instruments, Inc.	10,572,428
6,263	Synaptics, Inc.*	335,572
71,437	Tessera Holding Corp.	3,157,515

		53,090,516

	Software & Services - 16.4%
135,522	Aspen Technology, Inc.*	7,410,343
56,259	Barracuda Networks, Inc.*	1,205,630
110,224	Blackbaud, Inc.	7,054,336
200,773	Blackhawk Network Holdings, Inc.*	7,564,123
105,040	Bottomline Technologies de, Inc.*	2,628,101
125,461	BroadSoft, Inc.*	5,175,266
51,922	CACI International, Inc. Class A*	6,453,905
296,996	Cardtronics plc Class A*	16,207,072
77,726	Cass Information Systems, Inc.	5,718,302
13,500	CommVault Systems, Inc.*	693,900
85,407	comScore, Inc.*	2,697,153
62,872	Convergys Corp.	1,544,136
10,300	Cornerstone OnDemand, Inc.*	435,793
58,736	CSG Systems International, Inc.	2,842,822
278,734	Envestnet, Inc.*	9,825,374
48,161	EPAM Systems, Inc.*	3,097,234
156,651	Exlservice Holdings, Inc.*	7,901,477
78,287	Fair Isaac Corp.	9,333,376
374,038	Five9, Inc.*	5,307,599
19,977	Gigamon, Inc.*	909,952
212,299	GrubHub, Inc.*	7,986,688
85,361	Guidewire Software, Inc.*	4,210,858
138,894	HubSpot, Inc.*	6,528,018
175,882	j2 Global, Inc.	14,387,148
14,326	LogMeIn, Inc.	1,383,175
40,014	Manhattan Associates, Inc.*	2,121,942
130,652	MAXIMUS, Inc.	7,289,075
13,200	New Relic, Inc. PIPE*	372,900
16,200	NIC, Inc.	387,180
24,193	Paycom Software, Inc.*	1,100,540
165,256	Pegasystems, Inc.	5,949,216
116,078	PTC, Inc.*	5,370,929
81,680	Q2 Holdings, Inc.*	2,356,468
5,629	Science Applications International Corp.	477,339
34,315	Shutterstock, Inc.*	1,630,649
69,836	Sykes Enterprises, Inc.*	2,015,467
140,198	Take-Two Interactive Software, Inc.*	6,910,360
34,246	Tyler Technologies, Inc.*	4,889,302
66,741	WebMD Health Corp.*	3,308,351
71,990	WEX, Inc.*	8,034,084
41,697	Wix.com Ltd.*	1,857,601
213,290	Zendesk, Inc.*	4,521,748

		197,094,932

	Technology Hardware & Equipment - 3.5%
85,000	3D Systems Corp.*	1,129,650
4,578	Belden, Inc.	342,297
261,716	Ciena Corp.*	6,388,488
58,435	ePlus, Inc.*	6,731,712
10,000	Fabrinet*	403,000
15,738	InterDigital, Inc.	1,437,666
77,680	Itron, Inc.*	4,882,188
39,629	Ixia*	638,027
15,300	Lumentum Holdings, Inc.*	591,345
18,473	NETGEAR, Inc.*	1,004,007
140,186	NetScout Systems, Inc.*	4,415,859

The accompanying notes are an integral part of these financial statements.

130

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Technology Hardware & Equipment - 3.5% - (continued)
6,693	Plantronics, Inc.	$366,509
92,646	Rogers Corp.*	7,116,139
36,051	Sanmina Corp.*	1,321,269
51,489	Ubiquiti Networks, Inc.*	2,976,064
110,458	Vishay Intertechnology, Inc.	1,789,420

		41,533,640

	Telecommunication Services - 0.6%
43,254	IDT Corp. Class B	801,929
405,558	ORBCOMM, Inc.*	3,353,965
504,030	Vonage Holdings Corp.*	3,452,605

		7,608,499

	Transportation - 2.3%
4,372	Alaska Air Group, Inc.	387,928
11,683	Allegiant Travel Co.	1,944,051
256,308	Celadon Group, Inc.	1,832,602
80,997	Genesee & Wyoming, Inc. Class A*	5,622,002
54,900	Hawaiian Holdings, Inc.*	3,129,300
294,620	Knight Transportation, Inc.	9,737,191
162,161	Marten Transport Ltd.	3,778,351
51,630	Swift Transportation Co.*	1,257,707

		27,689,132

	Utilities - 0.1%
7,400	Southwest Gas Corp.	566,988

	Total Common Stocks (cost $995,868,189)	$1,142,958,208

WARRANTS - 0.0%
	Diversified Financials - 0.0%
891	Emergent Capital, Inc. Expires 4/11/19*(1)	$—

	Total Warrants (cost $—)	$—

EXCHANGE TRADED FUNDS - 3.9%
	Other Investment Pools & Funds - 3.9%
299,511	iShares Russell 2000 Growth ETF	$46,106,723

	Total Exchange Traded Funds (cost $42,523,705)	$46,106,723

	Total Long-Term Investments (cost $1,038,391,894)	$1,189,064,931

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
13,139,763	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$13,139,763

	Total Short-Term Investments (cost $13,139,763)	$13,139,763

Total Investments (cost $1,051,531,657)^	100.3%	$1,202,204,694
Other Assets and Liabilities	(0.3)%	(3,072,387)

Total Net Assets	100.0%	$1,199,132,307

The accompanying notes are an integral part of these financial statements.

131

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $1,055,764,789 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$211,603,681
Unrealized Depreciation	(65,163,776)

Net Unrealized Appreciation	$146,439,905

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	891	Emergent Capital, Inc., Warrants	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

132

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$23,770,498	$23,770,498	$—	$—
Banks	57,144,583	57,144,583	—	—
Capital Goods	116,427,868	116,427,868	—	—
Commercial & Professional Services	52,729,871	52,729,871	—	—
Consumer Durables & Apparel	40,725,135	40,725,135	—	—
Consumer Services	60,941,670	60,941,670	—	—
Diversified Financials	14,903,310	14,903,310	—	—
Energy	24,749,620	24,749,620	—	—
Food & Staples Retailing	16,177,769	16,177,769	—	—
Food, Beverage & Tobacco	18,235,283	18,235,283	—	—
Health Care Equipment & Services	110,430,466	110,430,466	—	—
Household & Personal Products	1,614,891	1,614,891	—	—
Insurance	20,937,213	20,937,213	—	—
Materials	48,048,608	48,048,608	—	—
Media	892,700	892,700	—	—
Pharmaceuticals, Biotechnology & Life Sciences	112,776,244	112,776,244	—	—
Real Estate	39,411,154	39,411,154	—	—
Retailing	55,457,618	55,457,618	—	—
Semiconductors & Semiconductor Equipment	53,090,516	53,090,516	—	—
Software & Services	197,094,932	197,094,932	—	—
Technology Hardware & Equipment	41,533,640	41,533,640	—	—
Telecommunication Services	7,608,499	7,608,499	—	—
Transportation	27,689,132	27,689,132	—	—
Utilities	566,988	566,988	—	—
Warrants	—	—	—	—
Exchange Traded Funds	46,106,723	46,106,723	—	—
Short-Term Investments	13,139,763	13,139,763	—	—

Total	$1,202,204,694	$1,202,204,694	$—	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

133

Hartford Small Company HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2%
	Automobiles & Components - 1.1%
334,716	Fox Factory Holding Corp.*	$9,288,369
4,850	Tenneco, Inc.*	302,979
1,458	Visteon Corp.	117,136

		9,708,484

	Banks - 6.1%
600	Enterprise Financial Services Corp.	25,800
2,426	FCB Financial Holdings, Inc. Class A*	115,720
4,100	First Hawaiian, Inc.	142,762
7,244	First Merchants Corp.	272,737
2,964	Great Western Bancorp, Inc.	129,201
64,022	IBERIABANK Corp.	5,361,843
272,297	MB Financial, Inc.	12,860,587
15,458	MGIC Investment Corp.*	157,517
2,990	Sandy Spring Bancorp, Inc.	119,570
622,366	Sterling Bancorp	14,563,364
467,189	United Community Banks, Inc.	13,838,138
149,719	Western Alliance Bancorp*	7,292,813

		54,880,052

	Capital Goods - 10.0%
5,600	AAON, Inc.	185,080
470,591	Advanced Drainage Systems, Inc.	9,694,174
388,442	Altra Industrial Motion Corp.	14,333,510
1,646	American Woodmark Corp.*	123,861
170,852	Applied Industrial Technologies, Inc.	10,148,609
3,182	Armstrong World Industries, Inc.*	133,008
168,540	Astronics Corp.*	5,703,393
2,913	AZZ, Inc.	186,141
1,714	Esterline Technologies Corp.*	152,889
4,554	Generac Holdings, Inc.*	185,530
88,080	Heico Corp. Class A	5,980,632
984	Lennox International, Inc.	150,719
4,327	Manitowoc Foodservice, Inc.*	83,641
177,317	Masonite International Corp.*	11,667,458
160,444	Middleby Corp.*	20,666,792
65,957	Regal-Beloit Corp.	4,567,522
3,041	SiteOne Landscape Supply, Inc.*	105,614
1,708	Teledyne Technologies, Inc.*	210,084
2,504	Toro Co.	140,099
99,643	WESCO International, Inc.*	6,631,242

		91,049,998

	Commercial & Professional Services - 1.7%
125,222	Clean Harbors, Inc.*	6,968,604
2,637	Deluxe Corp.	188,836
3,170	Exponent, Inc.	191,151
2,079	GP Strategies Corp.*	59,459
2,535	Huron Consulting Group, Inc.*	128,398
4,539	On Assignment, Inc.*	200,442
110,595	WageWorks, Inc.*	8,018,138

		15,755,028

	Consumer Durables & Apparel - 2.2%
1,617	Carter’s, Inc.	139,692
492,016	Kate Spade & Co.*	9,185,939
288,592	Steven Madden Ltd.*	10,317,164
5,158	TopBuild Corp.*	183,625
3,899	Vista Outdoor, Inc.*	143,873

		19,970,293

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Consumer Services - 8.1%
10,977	Bloomin’ Brands, Inc.	$197,915
933,619	ClubCorp Holdings, Inc.	13,397,433
3,742	Dunkin’ Brands Group, Inc.	196,230
182,038	Hyatt Hotels Corp. Class A*	10,059,420
11,686	La Quinta Holdings, Inc.*	166,058
109,383	Marriott Vacations Worldwide Corp.	9,281,148
84,410	Panera Bread Co. Class A*	17,311,647
1,648	Papa John’s International, Inc.	141,036
674,133	Planet Fitness, Inc. Class A	13,550,073
322,931	Wingstop, Inc.	9,555,528

		73,856,488

	Diversified Financials - 2.0%
3,532	Evercore Partners, Inc. Class A	242,649
487,666	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	9,260,777
1,200	OneMain Holdings, Inc.*	26,568
773,684	WisdomTree Investments, Inc.	8,618,840

		18,148,834

	Energy - 3.2%
44,489	Centennial Resource Development, Inc. PIPE*(1)(2)(3)	792,565
299,291	Centennial Resource Development, Inc. Class A*	5,902,019
465,699	Ensco plc Class A	4,526,594
3,945	PBF Energy, Inc. Class A	109,987
1,367	PDC Energy, Inc.*	99,217
360,384	QEP Resources, Inc.	6,634,669
3,823	RSP Permian, Inc.*	170,582
6,600	WildHorse Resource Development Corp.*	96,360
726,735	WPX Energy, Inc.*	10,588,529

		28,920,522

	Food & Staples Retailing - 0.0%
1,557	Casey’s General Stores, Inc.	185,096
2,179	PriceSmart, Inc.	181,947

		367,043

	Food, Beverage & Tobacco - 0.4%
66,531	MGP Ingredients, Inc.	3,325,220
2,283	Post Holdings, Inc.*	183,530
1,783	TreeHouse Foods, Inc.*	128,715

		3,637,465

	Health Care Equipment & Services - 8.3%
60,766	ABIOMED, Inc.*	6,847,113
208,136	Acadia Healthcare Co., Inc.*	6,889,302
141,823	Align Technology, Inc.*	13,633,445
3,368	Anika Therapeutics, Inc.*	164,897
362	Atrion Corp.	183,606
3,778	Cardiovascular Systems, Inc.*	91,465
3,637	Cynosure, Inc. Class A*	165,847
15,566	DexCom, Inc.*	929,290
7,137	Globus Medical, Inc. Class A*	177,069
1,559	ICU Medical, Inc.*	229,719
76,674	Inogen, Inc.*	5,150,193
532,060	Insulet Corp.*	20,048,021
1,751	Integra LifeSciences Holdings Corp.*	150,218
4,328	Natus Medical, Inc.*	150,614
123,713	Nevro Corp.*	8,988,987

The accompanying notes are an integral part of these financial statements.

134

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Health Care Equipment & Services - 8.3% - (continued)
3,989	Omnicell, Inc.*	$135,227
2,175	U.S. Physical Therapy, Inc.	152,685
4,304	Vascular Solutions, Inc.*	241,455
252,406	Veeva Systems, Inc. Class A*	10,272,924
1,770	WellCare Health Plans, Inc.*	242,632

		74,844,709

	Insurance - 0.9%
2,965	AMERISAFE, Inc.	184,868
83,205	Assurant, Inc.	7,726,416
3,557	James River Group Holdings Ltd.	147,793

		8,059,077

	Materials - 2.8%
5,998	Boise Cascade Co.*	134,955
14,542	Graphic Packaging Holding Co.	181,484
5,831	Headwaters, Inc.*	137,145
105,028	Ingevity Corp.*	5,761,836
215,408	KapStone Paper & Packaging Corp.	4,749,747
4,641	Louisiana-Pacific Corp.*	87,854
12,416	OMNOVA Solutions, Inc.*	124,160
1,420,313	Platform Specialty Products Corp.*	13,933,271
6,085	PolyOne Corp.	194,963

		25,305,415

	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
229,945	Aerie Pharmaceuticals, Inc.*	8,703,418
1,192	Agios Pharmaceuticals, Inc.*	49,742
196,229	Alder Biopharmaceuticals, Inc.*	4,081,563
7,563	Amicus Therapeutics, Inc.*	37,588
8,369	Aratana Therapeutics, Inc.*	60,089
6,020	ARIAD Pharmaceuticals, Inc.*	74,889
97,361	Bluebird Bio, Inc.*	6,007,174
98,186	Coherus Biosciences, Inc.*	2,763,936
157,770	Five Prime Therapeutics, Inc.*	7,905,855
4,424	Flexion Therapeutics, Inc.*	84,144
96,006	Galapagos N.V. ADR*	6,162,625
182,406	Global Blood Therapeutics, Inc.*	2,635,767
4,333	GlycoMimetics, Inc.*	26,431
4,919	Intersect ENT, Inc.*	59,520
118,496	Ionis Pharmaceuticals, Inc.*	5,667,664
295,468	Ironwood Pharmaceuticals, Inc.*	4,517,706
3,861	Medicines Co.*	131,042
2,468	Neurocrine Biosciences, Inc.*	95,512
247,235	Otonomy, Inc.*	3,931,037
3,794	Portola Pharmaceuticals, Inc.*	85,137
3,746	PTC Therapeutics, Inc.*	40,869
61,913	TESARO, Inc.*	8,326,060
641	Trevena, Inc.*	3,769
85,064	Ultragenyx Pharmaceutical, Inc.*	5,980,850

		67,432,387

	Real Estate - 3.8%
140,542	Coresite Realty Corp. REIT	11,154,819
5,580	HFF, Inc. Class A REIT	168,795
615,281	Kennedy-Wilson Holdings, Inc. REIT	12,613,260
336,447	LaSalle Hotel Properties REIT	10,251,540
10,194	Sunstone Hotel Investors, Inc. REIT	155,459

		34,343,873

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Retailing - 3.1%
5,016,400	Allstar Co.*(1)(2)(3)	$5,217,056
2,051	Burlington Stores, Inc.*	173,822
4,366	Core-Mark Holding Co., Inc.	188,044
126,936	Dick’s Sporting Goods, Inc.	6,740,301
2,288	DSW, Inc. Class A	51,823
77,181	Five Below, Inc.*	3,084,153
2,656	HSN, Inc.	91,101
136,937	Monro Muffler Brake, Inc.	7,832,796
104,986	Tory Burch LLC*(1)(2)(3)	4,960,576
3,452	Wayfair, Inc. Class A*	120,993

		28,460,665

	Semiconductors & Semiconductor Equipment - 5.3%
129,703	Cavium, Inc.*	8,098,655
2,642	Cirrus Logic, Inc.*	149,379
390,451	Entegris, Inc.*	6,989,073
208,054	Impinj, Inc.*	7,352,628
8,954	Integrated Device Technology, Inc.*	210,956
216,585	MACOM Technology Solutions Holdings, Inc.*	10,023,554
24,231	MaxLinear, Inc. Class A*	528,236
4,165	MKS Instruments, Inc.	247,401
757,260	Tower Semiconductor Ltd.*	14,410,658

		48,010,540

	Software & Services - 18.2%
133,497	2U, Inc.*	4,024,935
3,173	Aspen Technology, Inc.*	173,500
2,568	Blackbaud, Inc.	164,352
226,548	Blackhawk Network Holdings, Inc.*	8,535,196
2,480	Bottomline Technologies de, Inc.*	62,050
201,538	BroadSoft, Inc.*	8,313,442
1,269	CACI International, Inc. Class A*	157,737
5,995	Cardtronics plc Class A*	327,147
1,805	Cass Information Systems, Inc.	132,794
114,407	CommVault Systems, Inc.*	5,880,520
1,994	comScore, Inc.*	62,970
46,752	CoStar Group, Inc.*	8,812,284
138,741	Envestnet, Inc.*	4,890,620
1,131	EPAM Systems, Inc.*	72,735
3,655	Exlservice Holdings, Inc.*	184,358
111,995	Fair Isaac Corp.	13,352,044
334,556	Five9, Inc.*	4,747,350
224,690	Gigamon, Inc.*	10,234,629
318,402	GoDaddy, Inc. Class A*	11,128,150
4,674	GrubHub, Inc.*	175,836
84,003	Guidewire Software, Inc.*	4,143,868
229,510	HubSpot, Inc.*	10,786,970
3,675	j2 Global, Inc.	300,615
871,441	Just Eat plc*	6,261,765
2,997	MAXIMUS, Inc.	167,203
286,346	Mimecast Ltd.*	5,125,593
3,862	Pegasystems, Inc.	139,032
93,117	Proofpoint, Inc.*	6,578,716
2,727	PTC, Inc.*	126,178
2,002	Q2 Holdings, Inc.*	57,758
114,963	SS&C Technologies Holdings, Inc.	3,287,942
70,849	Stamps.com, Inc.*	8,122,838
3,230	Take-Two Interactive Software, Inc.*	159,207
1,069,389	Telogis, Inc.*(1)(2)(3)	3,400,657
8,845	Trade Desk, Inc. Class A*	244,741
802	Tyler Technologies, Inc.*	114,501

135

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Software & Services - 18.2% - (continued)
40,301	Ultimate Software Group, Inc.*	$7,348,887
1,549	WebMD Health Corp.*	76,784
79,486	WEX, Inc.*	8,870,638
251,770	Wix.com Ltd.*	11,216,353
5,097	Zendesk, Inc.*	108,056
192,608	Zillow Group, Inc. Class C*	7,024,414

		165,095,365

	Technology Hardware & Equipment - 3.3%
89,223	Arista Networks, Inc.*	8,634,110
6,131	Ciena Corp.*	149,658
52,524	Coherent, Inc.*	7,216,010
1,348	ePlus, Inc.*	155,289
1,807	Itron, Inc.*	113,570
3,368	NetScout Systems, Inc.*	106,092
781,870	Oclaro, Inc.*	6,997,736
2,001	Rogers Corp.*	153,697
71,441	Zebra Technologies Corp. Class A*	6,126,780

		29,652,942

	Telecommunication Services - 0.2%
174,750	ORBCOMM, Inc.*	1,445,182
12,321	Vonage Holdings Corp.*	84,399

		1,529,581

	Transportation - 5.1%
6,246	Celadon Group, Inc.	44,659
1,836	Genesee & Wyoming, Inc. Class A*	127,437
119,131	Kirby Corp.*	7,922,211
472,287	Knight Transportation, Inc.	15,609,085
3,912	Marten Transport Ltd.	91,149
159,109	Spirit Airlines, Inc.*	9,206,047
537,799	Swift Transportation Co.*	13,100,784

		46,101,372

	Total Common Stocks (cost $769,499,828)	$845,130,133

EXCHANGE TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
121,262	iShares Russell 2000 Growth ETF	$18,667,072

	Total Exchange Traded Funds (cost $18,931,365)	$18,667,072

PREFERRED STOCKS - 3.6%
	Consumer Services - 0.3%
277,018	DraftKings, Inc. Series D*(1)(2)(3)	$1,099,761
252,844	DraftKings, Inc. Series D-1*(1)(2)(3)	1,319,846

		2,419,607

	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
92,420	Sancilio & Co., Inc.*(1)(2)(3)	290,199

	Retailing - 0.3%
74,004	Honest Co.*(1)(2)(3)	2,554,618

	Software & Services - 2.8%
169,989	Cloudera, Inc.*(1)(2)(3)	2,928,910
410,300	MarkLogic Corp. Series F*(1)(2)(3)	4,230,193
206,888	Nutanix, Inc.*(1)(2)(3)	5,223,251

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 3.6% - (continued)
	Software & Services - 2.8% - (continued)
1,456,330	Telogis, Inc.*(1)(2)(3)	$6,411,347
157,023	Veracode, Inc.*(1)(2)(3)	3,220,542
1,026,132	Zuora, Inc. Series F*(1)(2)(3)	3,806,950

		25,821,193

	Telecommunication Services - 0.2%
6,478	DocuSign, Inc. Series B*(1)(2)(3)	104,620
1,940	DocuSign, Inc. Series B-1*(1)(2)(3)	31,331
4,655	DocuSign, Inc. Series D*(1)(2)(3)	75,178
100,799	DocuSign, Inc. Series E*(1)(2)(3)	1,627,904

		1,839,033

	Total Preferred Stocks (cost $28,676,424)	$32,924,650

	Total Long-Term Investments (cost $817,107,617)	$896,721,855

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
8,865,629	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$8,865,629

	Total Short-Term Investments (cost $8,865,629)	$8,865,629

Total Investments (cost $825,973,246)^	99.8%	$905,587,484
Other Assets and Liabilities	0.2%	1,564,930

Total Net Assets	100.0%	$907,152,414

The accompanying notes are an integral part of these financial statements.

136

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $833,882,672 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$111,140,429
Unrealized Depreciation	(39,435,617)

Net Unrealized Appreciation	$71,704,812

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	5,016,400	Allstar Co.	$2,182,229
12/2016	44,489	Centennial Resource Development, Inc. PIPE	646,870
02/2014	169,989	Cloudera, Inc. Preferred	2,475,040
02/2014	6,478	DocuSign, Inc. Series B Preferred	85,072
02/2014	1,940	DocuSign, Inc. Series B-1 Preferred	25,477
02/2014	4,655	DocuSign, Inc. Series D Preferred	61,131
02/2014	100,799	DocuSign, Inc. Series E Preferred	1,323,733
07/2015	277,018	DraftKings, Inc. Series D Preferred	1,491,990
08/2015	252,844	DraftKings, Inc. Series D-1 Preferred	1,938,153
08/2015	74,004	Honest Co. Preferred	3,386,053
04/2015	410,300	MarkLogic Corp. Series F Preferred	4,765,306
08/2014	206,888	Nutanix, Inc. Preferred	2,771,575
07/2015	92,420	Sancilio & Co., Inc. Preferred	349,066
09/2013	1,069,389	Telogis, Inc.	2,118,567
09/2013	1,456,330	Telogis, Inc. Preferred	3,205,674
11/2013	104,986	Tory Burch LLC	8,228,416
08/2014	157,023	Veracode, Inc. Preferred	2,899,571
01/2015	1,026,132	Zuora, Inc. Series F Preferred	3,898,583

			$41,852,506

At December 31, 2016, the aggregate value of these securities was $47,295,504, which represents 5.2% of total net assets.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $47,295,504, which represents 5.2% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of these securities was $47,295,504, which represents 5.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

137

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$9,708,484	$9,708,484	$—	$—
Banks	54,880,052	54,880,052	—	—
Capital Goods	91,049,998	91,049,998	—	—
Commercial & Professional Services	15,755,028	15,755,028	—	—
Consumer Durables & Apparel	19,970,293	19,970,293	—	—
Consumer Services	73,856,488	73,856,488	—	—
Diversified Financials	18,148,834	18,148,834	—	—
Energy	28,920,522	28,127,957	—	792,565
Food & Staples Retailing	367,043	367,043	—	—
Food, Beverage & Tobacco	3,637,465	3,637,465	—	—
Health Care Equipment & Services	74,844,709	74,844,709	—	—
Insurance	8,059,077	8,059,077	—	—
Materials	25,305,415	25,305,415	—	—
Pharmaceuticals, Biotechnology & Life Sciences	67,432,387	67,432,387	—	—
Real Estate	34,343,873	34,343,873	—	—
Retailing	28,460,665	18,283,033	—	10,177,632
Semiconductors & Semiconductor Equipment	48,010,540	48,010,540	—	—
Software & Services	165,095,365	155,432,943	6,261,765	3,400,657
Technology Hardware & Equipment	29,652,942	29,652,942	—	—
Telecommunication Services	1,529,581	1,529,581	—	—
Transportation	46,101,372	46,101,372	—	—
Exchange Traded Funds	18,667,072	18,667,072	—	—
Preferred Stocks	32,924,650	—	—	32,924,650
Short-Term Investments	8,865,629	8,865,629	—	—

Total	$905,587,484	$852,030,215	$6,261,765	$47,295,504

(1)	For the year ended December 31, 2016, there were no transfers between Level 1 and Level 2, and investments valued at $2,905,494 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$15,248,065	$36,283,004	$51,531,069
Purchases	646,870	—	646,870
Sales	—	(622,830)	(622,830)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	(53,160)	(53,160)
Net change in unrealized appreciation/depreciation	1,381,413	(2,682,364)	(1,300,951)
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2,905,494)	—	(2,905,494)

Ending balance	$14,370,854	$32,924,650	$47,295,504

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $(1,301,239).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

138

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.8%
7,510	Cooper Tire & Rubber Co.	$291,763
3,388	Horizon Global Corp.*	81,312
9,423	Lear Corp.	1,247,323
2,968	Thor Industries, Inc.	296,948

		1,917,346

	Banks - 6.0%
12,700	Banco Latinoamericano de Comercio Exterior S.A. ADR	373,888
12,305	Berkshire Hills Bancorp, Inc.	453,439
9,096	Essent Group Ltd.*	294,438
19,183	Fidelity Southern Corp.	454,062
47,006	Fifth Third Bancorp	1,267,752
51,550	First BanCorp*	340,746
7,388	First NBC Bank Holding Co.*	53,932
16,500	Flagstar Bancorp, Inc.*	444,510
15,349	HomeStreet, Inc.*	485,028
7,903	MainSource Financial Group, Inc.	271,863
15,556	NMI Holdings, Inc. Class A*	165,671
19,446	OFG Bancorp	254,743
26,198	Popular, Inc.	1,147,996
9,659	Walker & Dunlop, Inc.*	301,361

		6,309,429

	Capital Goods - 11.4%
6,076	American Railcar Industries, Inc.	275,182
4,058	American Woodmark Corp.*	305,365
3,200	Argan, Inc.	225,760
13,715	Briggs & Stratton Corp.	305,296
7,140	Chart Industries, Inc.*	257,183
11,550	Continental Building Products, Inc.*	266,805
8,243	DigitalGlobe, Inc.*	236,162
4,300	Douglas Dynamics, Inc.	144,695
18,567	Energy Recovery, Inc.*	192,168
3,100	EnerSys	242,110
8,700	Generac Holdings, Inc.*	354,438
6,726	Gibraltar Industries, Inc.*	280,138
4,200	Greenbrier Cos., Inc.	174,510
11,428	Harsco Corp.	155,421
4,691	Huntington Ingalls Industries, Inc.	864,035
7,198	Insteel Industries, Inc.	256,537
7,900	Jacobs Engineering Group, Inc.*	450,300
20,416	Kratos Defense & Security Solutions, Inc.*	151,078
3,028	Lydall, Inc.*	187,282
11,706	MasTec, Inc.*	447,755
27,439	Meritor, Inc.*	340,792
19,118	MRC Global, Inc.*	387,331
4,038	MYR Group, Inc.*	152,152
7,703	Navistar International Corp.*	241,643
8,402	Oshkosh Corp.	542,853
6,983	Owens Corning	360,043
2,129	Patrick Industries, Inc.*	162,443
7,000	Regal-Beloit Corp.	484,750
17,043	Spirit Aerosystems Holdings, Inc. Class A	994,459
6,765	Supreme Industries, Inc. Class A	106,211
17,387	TASER International, Inc.*	421,461
5,309	Timken Co.	210,767
15,387	Titan International, Inc.	172,488
6,238	Trex Co., Inc.*	401,727
9,404	Triumph Group, Inc.	249,206
6,312	United Rentals, Inc.*	666,421
3,100	Universal Forest Products, Inc.	316,758

		11,983,725

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Commercial & Professional Services - 3.9%
11,932	ACCO Brands Corp.*	$155,713
3,035	Barrett Business Services, Inc.	194,544
6,281	Brink’s Co.	259,091
1,338	Deluxe Corp.	95,814
5,354	Dun & Bradstreet Corp.	649,547
6,100	Essendant, Inc.	127,490
11,664	Herman Miller, Inc.	398,909
5,953	Huron Consulting Group, Inc.*	301,519
3,206	Insperity, Inc.	227,466
7,800	Kimball International, Inc. Class B	136,968
4,028	Mistras Group, Inc.*	103,439
6,882	Quad/Graphics, Inc.	184,988
4,416	Robert Half International, Inc.	215,413
24,059	RPX Corp.*	259,837
14,166	RR Donnelley & Sons Co.	231,189
8,331	TriNet Group, Inc.*	213,440
5,092	WageWorks, Inc.*	369,170

		4,124,537

	Consumer Durables & Apparel - 1.8%
11,090	American Outdoor Brands Corp.*	233,777
25,500	Callaway Golf Co.	279,480
5,097	CSS Industries, Inc.	137,976
865	Helen of Troy Ltd.*	73,049
5,691	Hooker Furniture Corp.	215,973
2,900	iRobot Corp.*	169,505
6,037	La-Z-Boy, Inc.	187,449
7,395	lululemon athletica, Inc.*	480,601
3,460	Perry Ellis International, Inc.*	86,189

		1,863,999

	Consumer Services - 4.1%
8,500	American Public Education, Inc.*	208,675
8,338	Brinker International, Inc.	412,981
19,600	Caesars Entertainment Corp.*	166,600
4,984	Capella Education Co.	437,595
6,587	Cheesecake Factory, Inc.	394,430
7,800	DeVry Education Group, Inc.	243,360
8,115	Domino’s Pizza, Inc.	1,292,233
9,987	International Game Technology plc	254,868
10,608	International Speedway Corp. Class A	390,374
16,197	Scientific Games Corp. Class A*	226,758
3,811	Sotheby’s*	151,907
3,064	Texas Roadhouse, Inc.	147,807

		4,327,588

	Diversified Financials - 1.5%
12,001	Enova International, Inc.*	150,613
12,600	Ezcorp, Inc. Class A*	134,190
13,085	KCG Holdings, Inc. Class A*	173,376
20,600	Navient Corp.	338,458
11,090	Nelnet, Inc. Class A	562,817
3,479	World Acceptance Corp.*	223,630

		1,583,084

	Energy - 5.6%
12,200	Archrock, Inc.	161,040
32,900	Bill Barrett Corp.*	229,971
1,648	Clayton Williams Energy, Inc.*	196,540
17,913	Consol Energy, Inc.	326,554
20,282	Diamond Offshore Drilling, Inc.	358,991
11,226	Energen Corp.	647,403

The accompanying notes are an integral part of these financial statements.

139

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Energy - 5.6% - (continued)
21,375	Ensco plc Class A	$207,765
16,486	Newfield Exploration Co.*	667,683
82,525	Northern Oil and Gas, Inc.*	226,944
45,720	Overseas Shipholding Group, Inc. Class A	175,108
18,689	Patterson-UTI Energy, Inc.	503,108
33,661	Pioneer Energy Services Corp.*	230,578
20,138	Renewable Energy Group, Inc.*	195,339
3,177	REX American Resources Corp.*	313,729
37,152	Sanchez Energy Corp.*	335,483
19,061	Southwestern Energy Co.*	206,240
81,643	Teekay Tankers Ltd. Class A	184,513
7,600	Unit Corp.*	204,212
8,180	Westmoreland Coal Co.*	144,541
26,720	WPX Energy, Inc.*	389,310

		5,905,052

	Food & Staples Retailing - 0.2%
2,500	Weis Markets, Inc.	167,100

	Food, Beverage & Tobacco - 2.7%
16,079	Blue Buffalo Pet Products, Inc.*	386,539
3,495	Fresh Del Monte Produce, Inc.	211,902
3,308	Ingredion, Inc.	413,368
3,006	John B Sanfilippo & Son, Inc.	211,592
4,163	National Beverage Corp.	212,646
5,700	Omega Protein Corp.*	142,785
31,200	Pilgrim’s Pride Corp.	592,488
2,928	Sanderson Farms, Inc.	275,935
6,267	Universal Corp.	399,521

		2,846,776

	Health Care Equipment & Services - 4.7%
10,846	Align Technology, Inc.*	1,042,626
5,345	Cardiovascular Systems, Inc.*	129,403
796	Chemed Corp.	127,686
4,548	Glaukos Corp.*	155,996
4,869	HealthEquity, Inc.*	197,292
5,569	Healthways, Inc.*	126,695
7,050	Hill-Rom Holdings, Inc.	395,787
11,017	HMS Holdings Corp.*	200,069
3,333	LifePoint Health, Inc.*	189,314
3,332	Magellan Health, Inc.*	250,733
7,408	Masimo Corp.*	499,299
27,950	OraSure Technologies, Inc.*	245,401
10,537	Triple-S Management Corp. Class B*	218,116
16,500	Veeva Systems, Inc. Class A*	671,550
3,273	WellCare Health Plans, Inc.*	448,663

		4,898,630

	Household & Personal Products - 1.0%
4,779	Central Garden & Pet Co.*	158,137
5,513	Medifast, Inc.	229,506
4,565	Nu Skin Enterprises, Inc. Class A	218,116
7,000	Usana Health Sciences, Inc.*	428,400

		1,034,159

	Insurance - 5.1%
9,688	Ambac Financial Group, Inc.*	217,980
8,807	Aspen Insurance Holdings Ltd.	484,385
20,550	Assured Guaranty Ltd.	776,173
12,600	CNO Financial Group, Inc.	241,290
5,594	Everest Re Group Ltd.	1,210,541
23,936	Greenlight Capital Re Ltd. Class A*	545,741

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Insurance - 5.1% - (continued)
12,817	Maiden Holdings Ltd.	$223,657
24,227	MBIA, Inc.*	259,229
6,426	National General Holdings Corp.	160,586
9,690	Reinsurance Group of America, Inc.	1,219,293

		5,338,875

	Materials - 5.2%
4,433	A Schulman, Inc.	148,284
8,300	American Vanguard Corp.	158,945
4,703	Cabot Corp.	237,690
26,100	Chemours Co.	576,549
7,944	Clearwater Paper Corp.*	520,729
25,335	Cliffs Natural Resources, Inc.*	213,067
6,400	Commercial Metals Co.	139,392
15,515	Domtar Corp.	605,550
5,979	Greif, Inc. Class A	306,783
4,300	Innophos Holdings, Inc.	224,718
5,100	Koppers Holdings, Inc.*	205,530
10,636	Rayonier Advanced Materials, Inc.	164,433
20,754	Steel Dynamics, Inc.	738,427
7,881	Stepan Co.	642,144
4,577	Trinseo S.A.	271,416
19,441	Tronox Ltd. Class A	200,437
2,744	Worthington Industries, Inc.	130,175

		5,484,269

	Media - 0.6%
30,200	Gannett Co., Inc.	293,242
21,603	New Media Investment Group, Inc.	345,432

		638,674

	Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
7,247	AMAG Pharmaceuticals, Inc.*	252,196
9,400	Amphastar Pharmaceuticals, Inc.*	173,148
4,257	BioSpecifics Technologies Corp.*	237,115
7,392	Blueprint Medicines Corp.*	207,346
26,288	Bruker Corp.	556,780
2,900	Cambrex Corp.*	156,455
18,698	Corcept Therapeutics, Inc.*	135,748
7,468	Enanta Pharmaceuticals, Inc.*	250,178
32,786	Exelixis, Inc.*	488,839
5,292	Five Prime Therapeutics, Inc.*	265,182
2,194	INC Research Holdings, Inc. Class A*	115,404
13,104	Lexicon Pharmaceuticals, Inc.*	181,228
14,300	OncoMed Pharmaceuticals, Inc.*	110,253
98,244	PDL BioPharma, Inc.	208,277
48,006	PharmAthene, Inc.*	156,020
4,225	PRA Health Sciences, Inc.*	232,882
23,356	Progenics Pharmaceuticals, Inc.*	201,796
15,323	Quintiles IMS Holdings, Inc.*	1,165,314
18,200	Seres Therapeutics, Inc.*	180,180
7,774	Supernus Pharmaceuticals, Inc.*	196,294
6,800	United Therapeutics Corp.*	975,324
9,853	Vanda Pharmaceuticals, Inc.*	157,155
11,242	Xencor, Inc.*	295,889

		6,899,003

	Real Estate - 12.6%
14,900	AG Mortgage Investment Trust, Inc. REIT	254,939
23,500	AGNC Investment Corp. REIT	426,055
32,691	American Homes 4 Rent Class A, REIT	685,857
14,129	Apollo Commercial Real Estate Finance, Inc. REIT	234,824

The accompanying notes are an integral part of these financial statements.

140

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Real Estate - 12.6% - (continued)
9,697	ARMOUR Residential, Inc. REIT	$210,328
55,800	Brandywine Realty Trust REIT	921,258
45,967	Brixmor Property Group, Inc. REIT	1,122,514
7,550	Care Capital Properties, Inc. REIT	188,750
9,600	CareTrust, Inc. REIT	147,072
26,053	CBL & Associates Properties, Inc. REIT	299,609
19,554	Chimera Investment Corp. REIT	332,809
4,583	CorEnergy Infrastructure Trust, Inc. REIT	159,855
26,328	CYS Investments, Inc. REIT	203,515
57,155	DDR Corp. REIT	872,757
10,540	Four Corners Property Trust, Inc. REIT	216,281
34,319	Gramercy Property Trust REIT	315,048
27,312	Hospitality Properties Trust REIT	866,883
15,317	Invesco Mortgage Capital, Inc. REIT	223,628
42,630	Mack-Cali Realty Corp. REIT	1,237,123
28,370	MFA Financial, Inc. REIT	216,463
25,714	MTGE Investment Corp. REIT	403,710
13,700	Pennsylvania REIT	259,752
9,754	PennyMac Mortgage Investment Trust REIT	159,673
13,809	Physicians Realty Trust REIT	261,819
7,446	Piedmont Office Realty Trust, Inc. Class A, REIT	155,696
31,400	Ramco-Gershenson Properties Trust REIT	520,612
28,151	Redwood Trust, Inc. REIT	428,177
26,297	Select Income REIT	662,684
13,500	Summit Hotel Properties, Inc. REIT	216,405
47,300	Two Harbors Investment Corp. REIT	412,456
20,673	Washington Prime Group, Inc. REIT	215,206
16,400	Western Asset Mortgage Capital Corp. REIT	165,148
11,600	Xenia Hotels & Resorts, Inc. REIT	225,272

		13,222,178

	Retailing - 4.1%
21,824	American Eagle Outfitters, Inc.	331,070
7,151	Big 5 Sporting Goods Corp.	124,070
9,600	Big Lots, Inc.	482,016
9,000	Buckle, Inc.	205,200
4,885	Burlington Stores, Inc.*	414,004
9,503	Chico’s FAS, Inc.	136,748
2,302	Children’s Place, Inc.	232,387
7,184	Dick’s Sporting Goods, Inc.	381,470
6,100	Finish Line, Inc. Class A	114,741
5,090	Foot Locker, Inc.	360,830
11,821	Francescas Holding Corp.*	213,133
15,457	Overstock.com, Inc.*	270,498
6,200	PetMed Express, Inc.	143,034
14,200	Select Comfort Corp.*	321,204
16,373	Tile Shop Holdings, Inc.*	320,092
7,788	Urban Outfitters, Inc.*	221,802

		4,272,299

	Semiconductors & Semiconductor Equipment - 2.6%
21,163	Advanced Micro Devices, Inc.*	239,988
4,744	Ambarella, Inc.*	256,793
19,800	Amkor Technology, Inc.*	208,890
4,414	Inphi Corp.*	196,953
10,395	MaxLinear, Inc. Class A*	226,611
20,330	Photronics, Inc.*	229,729
37,521	Teradyne, Inc.	953,033
10,441	Tessera Holding Corp.	461,492

		2,773,489

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Software & Services - 5.5%
29,293	A10 Networks, Inc.*	$243,425
7,162	Alarm.com Holdings, Inc.*	199,318
9,460	Amdocs Ltd.	551,045
5,800	Barracuda Networks, Inc.*	124,294
47,411	Bazaarvoice, Inc.*	229,943
14,700	Brightcove, Inc.*	118,335
3,900	Cardtronics plc Class A*	212,823
16,558	Convergys Corp.	406,665
5,190	CSG Systems International, Inc.	251,196
10,442	Manhattan Associates, Inc.*	553,739
6,524	Progress Software Corp.	208,311
12,188	PROS Holdings, Inc.*	262,286
24,139	RetailMeNot, Inc.*	224,493
5,600	Shutterstock, Inc.*	266,112
5,600	Sykes Enterprises, Inc.*	161,616
18,813	Synopsys, Inc.*	1,107,333
16,547	Teradata Corp.*	449,582
4,474	Wix.com Ltd.*	199,317

		5,769,833

	Technology Hardware & Equipment - 5.7%
14,200	3D Systems Corp.*	188,718
7,310	Arista Networks, Inc.*	707,389
26,376	AVX Corp.	412,257
13,400	Benchmark Electronics, Inc.*	408,700
12,631	CommScope Holding Co., Inc.*	469,873
15,100	Daktronics, Inc.	161,570
7,900	Dolby Laboratories, Inc. Class A	357,001
31,083	Extreme Networks, Inc.*	156,348
12,824	Finisar Corp.*	388,183
3,892	InterDigital, Inc.	355,534
5,400	NETGEAR, Inc.*	293,490
12,308	Sanmina Corp.*	451,088
7,272	ScanSource, Inc.*	293,425
20,678	Sonus Networks, Inc.*	130,271
13,243	TTM Technologies, Inc.*	180,502
10,140	Ubiquiti Networks, Inc.*	586,092
24,331	Vishay Intertechnology, Inc.	394,162

		5,934,603

	Telecommunication Services - 0.8%
3,700	ATN International, Inc.	296,481
17,796	Telephone & Data Systems, Inc.	513,771

		810,252

	Transportation - 2.6%
16,729	Alaska Air Group, Inc.	1,484,364
1,383	Allegiant Travel Co.	230,131
2,126	Copa Holdings S.A. Class A	193,105
7,225	Hawaiian Holdings, Inc.*	411,825
17,275	Swift Transportation Co.*	420,819

		2,740,244

	Utilities - 2.5%
58,048	Atlantic Power Corp.	145,120
9,643	OGE Energy Corp.	322,558
4,887	ONE Gas, Inc.	312,572
16,895	Pinnacle West Capital Corp.	1,318,317

The accompanying notes are an integral part of these financial statements.

141

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Utilities - 2.5% - (continued)
3,200	Southwest Gas Corp.	$245,184
7,572	Spark Energy, Inc. Class A	229,432

		2,573,183

	Total Common Stocks (cost $89,071,868)	$103,418,327

	Total Long-Term Investments (cost $89,071,868)	$103,418,327

SHORT-TERM INVESTMENTS - 2.8%
	Other Investment Pools & Funds - 2.8%
2,887,193	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$2,887,193

	Total Short-Term Investments (cost $2,887,193)	$2,887,193

Total Investments (cost $91,959,061)^	101.4%	$106,305,520
Other Assets and Liabilities	(1.4)%	(1,428,692)

Total Net Assets	100.0%	$104,876,828

The accompanying notes are an integral part of these financial statements.

142

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $91,971,737 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,926,310
Unrealized Depreciation	(3,592,527)

Net Unrealized Appreciation	$14,333,783

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

143

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$1,917,346	$1,917,346	$—	$—
Banks	6,309,429	6,309,429	—	—
Capital Goods	11,983,725	11,983,725	—	—
Commercial & Professional Services	4,124,537	4,124,537	—	—
Consumer Durables & Apparel	1,863,999	1,863,999	—	—
Consumer Services	4,327,588	4,327,588	—	—
Diversified Financials	1,583,084	1,583,084	—	—
Energy	5,905,052	5,905,052	—	—
Food & Staples Retailing	167,100	167,100	—	—
Food, Beverage & Tobacco	2,846,776	2,846,776	—	—
Health Care Equipment & Services	4,898,630	4,898,630	—	—
Household & Personal Products	1,034,159	1,034,159	—	—
Insurance	5,338,875	5,338,875	—	—
Materials	5,484,269	5,484,269	—	—
Media	638,674	638,674	—	—
Pharmaceuticals, Biotechnology & Life Sciences	6,899,003	6,899,003	—	—
Real Estate	13,222,178	13,222,178	—	—
Retailing	4,272,299	4,272,299	—	—
Semiconductors & Semiconductor Equipment	2,773,489	2,773,489	—	—
Software & Services	5,769,833	5,769,833	—	—
Technology Hardware & Equipment	5,934,603	5,934,603	—	—
Telecommunication Services	810,252	810,252	—	—
Transportation	2,740,244	2,740,244	—	—
Utilities	2,573,183	2,573,183	—	—
Short-Term Investments	2,887,193	2,887,193	—	—

Total	$106,305,520	$106,305,520	$—	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

144

Hartford Stock HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Banks - 2.4%
292,593	PNC Financial Services Group, Inc.	$34,221,677

	Capital Goods - 9.1%
102,231	General Dynamics Corp.	17,651,204
282,705	Honeywell International, Inc.	32,751,374
130,864	Lockheed Martin Corp.	32,708,148
88,344	Northrop Grumman Corp.	20,547,048
266,537	United Technologies Corp.	29,217,786

		132,875,560

	Consumer Durables & Apparel - 5.3%
1,059,084	NIKE, Inc. Class B	53,833,240
446,258	VF Corp.	23,807,864

		77,641,104

	Consumer Services - 2.0%
243,445	McDonald’s Corp.	29,632,125

	Diversified Financials - 3.3%
345,933	American Express Co.	25,626,717
57,980	BlackRock, Inc.	22,063,709

		47,690,426

	Energy - 4.1%
333,456	Exxon Mobil Corp.	30,097,739
344,858	Schlumberger Ltd.	28,950,829

		59,048,568

	Food & Staples Retailing - 7.4%
335,239	Costco Wholesale Corp.	53,675,116
316,309	CVS Health Corp.	24,959,943
343,631	Walgreens Boots Alliance, Inc.	28,438,902

		107,073,961

	Food, Beverage & Tobacco - 6.9%
874,288	Coca-Cola Co.	36,247,980
1,149,745	Diageo plc	29,835,692
320,127	PepsiCo, Inc.	33,494,888

		99,578,560

	Health Care Equipment & Services - 9.5%
524,283	Cardinal Health, Inc.	37,732,647
218,048	McKesson Corp.	30,624,842
506,129	Medtronic plc	36,051,569
207,156	UnitedHealth Group, Inc.	33,153,246

		137,562,304

	Household & Personal Products - 3.7%
559,150	Colgate-Palmolive Co.	36,590,776
211,904	Procter & Gamble Co.	17,816,888

		54,407,664

	Insurance - 5.0%
304,891	Chubb Ltd.	40,282,199
473,430	Marsh & McLennan Cos., Inc.	31,999,134

		72,281,333

	Materials - 3.4%
186,131	Ecolab, Inc.	21,818,276
240,940	Praxair, Inc.	28,235,759

		50,054,035

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Media - 1.5%
215,236	Walt Disney Co.	$22,431,896

	Pharmaceuticals, Biotechnology & Life Sciences - 7.3%
182,222	Amgen, Inc.	26,642,679
264,276	Johnson & Johnson	30,447,238
552,097	Merck & Co., Inc.	32,501,950
72,627	Roche Holding AG	16,555,511

		106,147,378

	Real Estate - 3.9%
214,935	American Tower Corp. REIT	22,714,331
148,541	Public Storage REIT	33,198,913

		55,913,244

	Retailing - 5.0%
9,440,100	Allstar Co.*(1)(2)(3)	9,817,704
389,173	Lowe’s Cos., Inc.	27,677,984
467,004	TJX Cos., Inc.	35,086,010

		72,581,698

	Software & Services - 11.2%
301,977	Accenture plc Class A	35,370,566
376,378	Automatic Data Processing, Inc.	38,684,131
846,825	Microsoft Corp.	52,621,706
466,824	Visa, Inc. Class A	36,421,608

		163,098,011

	Transportation - 7.8%
531,283	Canadian National Railway Co.	35,755,210
345,491	Union Pacific Corp.	35,820,507
369,855	United Parcel Service, Inc. Class B	42,400,177

		113,975,894

	Total Common Stocks (cost $1,187,459,514)	$1,436,215,438

	Total Long-Term Investments (cost $1,187,459,514)	$1,436,215,438

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
22,506,659	Fidelity Institutional Government Fund, Institutional Class	$22,506,659

	Total Short-Term Investments (cost $22,506,659)	$22,506,659

Total Investments (cost $1,209,966,173)^	100.4%	$1,458,722,097
Other Assets and Liabilities	(0.4)%	(5,778,810)

Total Net Assets	100.0%	$1,452,943,287

The accompanying notes are an integral part of these financial statements.

145

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $1,214,840,138 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$262,973,197
Unrealized Depreciation	(19,091,238)

Net Unrealized Appreciation	$243,881,959

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of this security was $9,817,704, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	9,440,100	Allstar Co.	$4,106,619

At December 31, 2016, the aggregate value of these securities was $9,817,704, which represents 0.7% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At December 31, 2016, the aggregate value of this security was $9,817,704, which represents 0.7% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

146

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$34,221,677	$34,221,677	$—	$—
Capital Goods	132,875,560	132,875,560	—	—
Consumer Durables & Apparel	77,641,104	77,641,104	—	—
Consumer Services	29,632,125	29,632,125	—	—
Diversified Financials	47,690,426	47,690,426	—	—
Energy	59,048,568	59,048,568	—	—
Food & Staples Retailing	107,073,961	107,073,961	—	—
Food, Beverage & Tobacco	99,578,560	69,742,868	29,835,692	—
Health Care Equipment & Services	137,562,304	137,562,304	—	—
Household & Personal Products	54,407,664	54,407,664	—	—
Insurance	72,281,333	72,281,333	—	—
Materials	50,054,035	50,054,035	—	—
Media	22,431,896	22,431,896	—	—
Pharmaceuticals, Biotechnology & Life Sciences	106,147,378	89,591,867	16,555,511	—
Real Estate	55,913,244	55,913,244	—	—
Retailing	72,581,698	62,763,994	—	9,817,704
Software & Services	163,098,011	163,098,011	—	—
Transportation	113,975,894	113,975,894	—	—
Short-Term Investments	22,506,659	22,506,659	—	—

Total	$1,458,722,097	$1,402,513,190	$46,391,203	$9,817,704

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Total
Beginning balance	$8,968,095	$8,968,095
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	849,609	849,609
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending balance	$9,817,704	$9,817,704

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $849,609.

The accompanying notes are an integral part of these financial statements.

147

Hartford Total Return Bond HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.0%
		Asset-Backed-Automobile - 1.2%
$	3,800,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$3,825,369
	5,619,625	Credit Acceptance Auto Loan Trust 1.88%, 03/15/2022(1)	5,627,460
		First Investors Auto Owner Trust
	5,241,283	1.67%, 11/16/2020(1)	5,243,589
	1,750,000	2.39%, 11/16/2020(1)	1,754,612
	1,260,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(1)	1,263,367
	5,990,000	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	5,983,924
		Santander Drive Auto Receivables Trust
	1,092,821	1.82%, 05/15/2019	1,093,799
	1,035,369	2.25%, 06/17/2019	1,038,767
	4,006,468	2.36%, 04/15/2020	4,023,404

			29,854,291

		Asset-Backed-Finance & Insurance - 14.2%
	9,180,000	American Money Management Corp. 2.33%, 07/27/2026(1)(2)	9,188,895
		Apidos CLO
	6,015,000	2.33%, 01/19/2025(1)(2)	6,014,946
	2,555,000	2.73%, 07/15/2023(1)(2)	2,558,930
	10,350,000	Ares CLO Ltd. 2.40%, 04/17/2026(1)(2)	10,371,083
	7,610,000	Atlas Senior Loan Fund Ltd. 2.42%, 10/15/2026(1)(2)	7,606,157
	790,000	Atrium CDO Corp. 2.00%, 07/16/2025(1)(2)	789,603
	10,050,000	Avery Point IV CLO Ltd. 2.40%, 04/25/2026(1)(2)	10,091,929
	2,330,000	Babson CLO Ltd. 2.37%, 07/20/2025(1)(2)	2,324,783
	1,192,917	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	1,155,120
	7,890,000	Carlyle Global Market Strategies Ltd. 2.36%, 04/27/2027(1)(2)	7,900,541
		Cent CLO Ltd.
	9,345,000	2.36%, 01/25/2026(1)(2)	9,340,271
	8,090,000	2.37%, 04/17/2026(1)(2)	8,083,107
	6,305,000	2.38%, 07/27/2026(1)(2)	6,307,371
	3,115,000	2.93%, 04/17/2026(1)(2)	3,111,863
		CIFC Funding Ltd.
	7,240,000	2.41%, 08/14/2024(1)(2)	7,235,301
	8,965,000	2.41%, 05/24/2026(1)(2)	8,983,289
	198,695	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(1)	198,819
		Dryden Senior Loan Fund
	6,710,000	2.31%, 07/15/2027(1)(2)	6,706,618
	7,852,000	2.32%, 10/15/2028(1)(2)	7,848,859
	1,569,018	Fieldstone Mortgage Investment Corp. 1.03%, 05/25/2036(2)	1,077,311
	3,267,261	First Franklin Mortgage Loan Trust 1.00%, 04/25/2036(2)	2,161,538
	2,210,000	Flatiron CLO Ltd. 2.78%, 07/17/2026(1)(2)	2,199,668
	3,795,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(1)	3,795,000
	4,032,379	GSAMP Trust 0.85%, 01/25/2037(2)	2,425,833

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.0% - (continued)
		Asset-Backed-Finance & Insurance - 14.2% - (continued)
$	4,965,000	Highbridge Loan Management Ltd. 2.33%, 05/05/2027(1)(2)	$4,958,848
	1,345,000	LCM L.P. 2.22%, 04/15/2022(1)(2)	1,352,034
	4,590,000	Lendmark Funding Trust 3.26%, 04/21/2025(1)	4,560,411
	11,335,000	Limerock CLO Ltd. 2.38%, 04/18/2026(1)(2)	11,332,404
		Madison Park Funding Ltd.
	7,200,000	2.16%, 10/23/2025(1)(2)	7,208,806
	6,520,000	2.33%, 01/19/2025(1)(2)	6,533,060
	9,860,000	2.38%, 07/20/2026(1)(2)	9,915,640
		Magnetite CLO Ltd.
	8,310,000	2.30%, 07/25/2026(1)(2)	8,313,424
	6,695,000	2.83%, 07/25/2026(1)(2)	6,697,973
		Nationstar HECM Loan Trust
	781,487	2.24%, 06/25/2026(1)	784,174
	2,383,073	2.98%, 02/25/2026(1)	2,385,451
	8,265,000	Neuberger Berman CLO Ltd. 2.35%, 08/04/2025(1)(2)	8,294,969
	6,250,000	NRZ Advance Receivables Trust 3.11%, 12/15/2050(1)	6,224,319
	3,030,000	Oak Hill Credit Partners X Ltd. 2.35%, 07/20/2026(1)(2)	3,030,309
	7,885,000	Oaktree EIF II Ltd. 2.46%, 02/15/2026(1)(2)	7,883,502
	6,780,000	OCP CLO Ltd. 2.41%, 04/17/2027(1)(2)	6,786,000
	8,960,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(1)	9,122,355
		OZLM Funding Ltd.
	7,495,000	2.34%, 04/30/2027(1)(2)	7,504,369
	10,530,000	2.43%, 04/17/2026(1)(2)	10,565,497
	9,700,000	Race Point CLO Ltd. 2.39%, 04/15/2027(1)(2)	9,719,332
	5,250,000	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	5,289,843
	504,653	Securitized Asset Backed Receivables LLC 0.85%, 07/25/2036(2)	244,178
	7,325,000	Shackleton CLO Ltd. 2.36%, 07/17/2026(1)(2)	7,342,976
		SoFi Consumer Loan Program LLC
	4,917,192	3.05%, 12/26/2025(1)	4,899,873
	4,564,848	3.09%, 10/27/2025(1)	4,560,906
		Sound Point CLO Ltd.
	6,354,000	2.25%, 01/21/2026(1)(2)	6,350,785
	7,680,000	2.41%, 04/15/2027(1)(2)	7,695,752
	2,137,000	5.48%, 07/15/2025(1)(2)	1,993,738
		Springleaf Funding Trust
	2,464,990	2.41%, 12/15/2022(1)	2,465,897
	4,985,000	2.90%, 11/15/2029(1)	4,966,555
	5,340,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	5,311,704
	8,660,000	Symphony CLO Ltd. 2.36%, 07/14/2026(1)(2)	8,663,196
	7,660,000	Treman Park CLO Ltd. 2.25%, 04/20/2027(1)(2)	7,656,170
		Voya CLO Ltd.
	4,905,000	2.02%, 04/18/2026(1)(2)	4,902,547

The accompanying notes are an integral part of these financial statements.

148

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.0% - (continued)
		Asset-Backed-Finance & Insurance - 14.2% - (continued)
		Voya CLO Ltd. - (continued)
$	2,915,000	2.33%, 07/17/2026(1)(2)	$2,917,017
	7,550,000	2.36%, 04/18/2027(1)(2)	7,556,984
	2,670,000	2.98%, 04/18/2027(1)(2)	2,668,686
	10,785,000	York CLO Ltd. 2.73%, 01/20/2030(1)(2)	10,779,607

			356,916,126

		Asset-Backed-Home Equity - 1.0%
		GSAA Home Equity Trust
	1,418,442	0.83%, 12/25/2046(2)	768,214
	12,121,299	0.84%, 02/25/2037(2)	6,696,449
	6,415,282	0.86%, 03/25/2037(2)	3,423,173
	4,431,410	0.94%, 11/25/2036(2)	2,160,679
	145,781	1.00%, 11/25/2036(2)	81,319
	1,171,511	1.06%, 03/25/2036(2)	784,670
	709,841	5.88%, 09/25/2036(3)	366,275
	728,977	5.99%, 06/25/2036(2)	359,542
	1,000,687	6.30%, 06/25/2036	493,302
	418,899	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.91%, 06/25/2036(2)	360,974
	1,670,958	Morgan Stanley Mortgage Loan Trust 0.93%, 11/25/2036(2)	730,411
	6,531,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	6,462,758
	433,355	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	214,338
		Soundview Home Loan Trust
	3,225,000	0.94%, 07/25/2037(2)	2,240,227
	1,090,000	1.01%, 11/25/2036(2)	781,716

			25,924,047

		Commercial Mortgage-Backed Securities - 7.1%
		Banc of America Commercial Mortgage Trust
	2,860,000	3.12%, 09/15/2048(1)(2)	1,527,043
	770,000	3.71%, 09/15/2048	798,426
	3,080,376	5.49%, 02/10/2051	3,133,418
	1,105,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.12%, 10/12/2042(2)	1,074,538
		Citigroup Commercial Mortgage Trust
	25,198,334	1.12%, 07/10/2047(2)(4)	1,493,024
	27,321,388	1.17%, 04/10/2048(2)(4)	1,765,377
	465,000	2.94%, 04/10/2048	457,573
	1,300,000	3.11%, 04/10/2048(1)	896,882
	1,535,000	3.76%, 06/10/2048	1,599,762
	970,000	3.82%, 11/10/2048	1,010,029
	230,000	3.86%, 05/10/2047	242,079
	1,175,000	4.40%, 03/10/2047(1)(2)	802,695
	445,000	4.90%, 03/10/2047(1)(2)	386,711
	1,962,622	Commercial Mortgage Loan Trust 6.10%, 12/10/2049(2)	2,000,779
		Commercial Mortgage Pass-Through Certificates
	9,918,220	0.84%, 02/10/2047(2)(4)	332,753
	970,000	2.82%, 10/15/2045	981,968
	535,000	4.24%, 02/10/2047(2)	577,687
	1,315,000	4.75%, 10/15/2045(1)(2)	799,849
		Commercial Mortgage Trust
	8,089,294	1.97%, 07/10/2046(1)(2)(4)	453,970
	1,035,000	2.54%, 12/10/2045	1,029,783

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.0% - (continued)
		Commercial Mortgage-Backed Securities - 7.1% - (continued)
		Commercial Mortgage Trust - (continued)
$	1,670,000	2.85%, 10/15/2045	$1,687,844
	785,000	3.10%, 03/10/2046	798,846
	350,000	3.18%, 02/10/2048	352,454
	930,000	3.21%, 03/10/2046	951,436
	1,760,000	3.35%, 02/10/2048	1,774,381
	6,780,000	3.42%, 03/10/2031(1)	6,963,591
	1,260,000	3.61%, 06/10/2046(2)	1,317,964
	705,000	3.62%, 07/10/2050	723,209
	2,120,000	3.69%, 08/10/2047	2,193,745
	1,150,133	3.80%, 08/10/2047	1,205,018
	1,140,000	3.90%, 07/10/2050	1,191,274
	575,125	3.96%, 03/10/2047	605,568
	1,955,000	4.02%, 07/10/2045	2,086,925
	630,000	4.07%, 02/10/2047(2)	672,661
	1,045,000	4.21%, 08/10/2046(2)	1,127,497
	615,085	4.23%, 07/10/2045(2)	666,807
	264,117	Credit Suisse Commercial Mortgage Trust 5.69%, 06/15/2039(2)	265,134
	1,040,951	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	1,012,916
		CSAIL Commercial Mortgage Trust
	64,999,002	0.88%, 06/15/2057(2)(4)	3,263,444
	3,914,022	1.06%, 11/15/2048(2)(4)	244,047
	920,000	3.36%, 08/15/2048(2)	682,192
	545,000	3.54%, 11/15/2048	557,699
	8,373,000	3.72%, 08/15/2048	8,732,572
	8,360,176	DBUBS Mortgage Trust 0.75%, 11/10/2046(1)(2)(4)	184,317
	3,169,081	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	3,483,232
		FREMF Mortgage Trust
	4,680,000	3.00%, 10/25/2047(1)(2)	4,682,215
	5,485,000	5.25%, 09/25/2043(1)(2)	5,894,318
	1,798,848	GE Business Loan Trust 1.70%, 05/15/2034(1)(2)	1,556,605
		GS Mortgage Securities Trust
	51,145,371	0.21%, 07/10/2046(2)(4)	308,979
	6,868,568	1.37%, 08/10/2044(1)(2)(4)	340,944
	100,000	2.94%, 02/10/2046	101,403
	4,340,000	2.95%, 11/05/2034(1)	4,340,400
	1,060,000	3.58%, 06/10/2047(1)	612,475
	1,580,166	3.67%, 04/10/2047(1)	803,878
	4,110,000	4.00%, 04/10/2047	4,364,414
	785,121	4.07%, 01/10/2047	836,058
	1,115,000	4.51%, 11/10/2047(1)(2)	899,124
	2,960,000	4.87%, 04/10/2047(1)(2)	2,051,880
	1,675,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(1)(2)	1,268,110
		JP Morgan Chase Commercial Mortgage Securities Trust
	8,392,207	2.16%, 02/12/2051(2)	8,026,717
	2,185,000	2.73%, 10/15/2045(1)(2)	1,204,787
	3,441,113	3.91%, 05/05/2030(1)	3,575,231
	470,000	4.00%, 08/15/2046(1)(2)	368,833
		JPMBB Commercial Mortgage Securities Trust
	29,474,841	0.85%, 09/15/2047(2)(4)	1,063,196
	8,288,070	0.95%, 05/15/2048(2)(4)	336,190

The accompanying notes are an integral part of these financial statements.

149

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.0% - (continued)
		Commercial Mortgage-Backed Securities - 7.1% - (continued)
		JPMBB Commercial Mortgage Securities Trust - (continued)
$	825,000	2.91%, 10/15/2048	$812,650
	810,060	3.61%, 05/15/2048	835,516
	1,300,000	3.74%, 10/15/2048(1)(2)	933,172
	700,000	3.78%, 08/15/2047	733,382
	290,429	JPMDB Commercial Mortgage Securities Trust 3.10%, 12/15/2049(1)(2)	210,164
		LB-UBS Commercial Mortgage Trust
	2,136,760	5.86%, 07/15/2040(2)	2,151,503
	1,074,536	6.11%, 04/15/2041(2)	1,113,989
	230,509	Lehman Brothers Small Balance Commercial 5.52%, 09/25/2030(1)(2)	225,048
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	3,724,271	5.70%, 09/12/2049	3,798,541
	5,025,189	5.73%, 06/12/2050(2)	5,057,273
		Morgan Stanley Bank of America Merrill Lynch Trust
	1,608,417	1.12%, 10/15/2048(2)(4)	110,587
	16,161,753	1.15%, 12/15/2047(2)(4)	897,877
	940,000	3.06%, 10/15/2048(1)	655,421
	890,000	3.10%, 11/15/2049	872,332
	1,080,000	3.13%, 12/15/2048	1,094,761
	1,320,000	3.18%, 08/15/2045	1,358,077
	4,320,000	3.74%, 08/15/2047	4,504,597
	795,172	4.26%, 10/15/2046(2)	856,600
	1,605,000	4.50%, 08/15/2045(1)	1,096,732
		Morgan Stanley Capital I Trust
	43,332,546	0.46%, 09/15/2047(1)(2)(4)	626,944
	625,000	2.78%, 08/15/2049	602,625
	4,920,000	3.47%, 08/11/2029(1)	5,099,409
	1,460,000	5.16%, 07/15/2049(1)(2)	1,092,573
	920,000	5.33%, 10/12/2052(1)(2)	642,250
	1,213,002	5.81%, 12/12/2049	1,230,849
	570,000	6.28%, 01/11/2043(1)(2)	565,400
		Morgan Stanley Re-Remic Trust
	776,632	5.79%, 08/12/2045(1)(2)	778,507
	776,632	5.79%, 08/15/2045(1)(2)	778,573
	1,365,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(2)	1,342,477
		UBS-Barclays Commercial Mortgage Trust
	1,930,000	3.09%, 08/10/2049	1,976,091
	2,065,000	3.19%, 03/10/2046	2,105,251
	975,000	3.24%, 04/10/2046	997,054
	985,000	4.09%, 03/10/2046(1)(2)	676,210
		Wells Fargo Commercial Mortgage Trust
	21,618,447	1.19%, 05/15/2048(2)(4)	1,422,157
	1,665,000	2.92%, 10/15/2045	1,694,384
	440,000	3.41%, 12/15/2047	447,297
	790,000	3.56%, 01/15/2059	809,881
	975,000	3.64%, 06/15/2048	1,005,982
	390,000	3.96%, 12/15/2047(1)(2)	301,069
	430,000	4.10%, 05/15/2048(2)	339,703
	665,000	4.23%, 06/15/2048(2)	507,739
		WF-RBS Commercial Mortgage Trust
	255,115	2.88%, 12/15/2045	258,034
	550,000	3.07%, 03/15/2045	560,435
	450,000	3.35%, 05/15/2045	454,011

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.0% - (continued)
		Commercial Mortgage-Backed Securities - 7.1% - (continued)
		WF-RBS Commercial Mortgage Trust - (continued)
$	175,000	3.44%, 04/15/2045	$182,810
	955,000	3.61%, 11/15/2047	984,538
	895,000	3.67%, 11/15/2044	943,824
	990,000	3.72%, 05/15/2047	1,032,905
	120,000	3.88%, 08/15/2046	126,596
	4,775,000	4.00%, 05/15/2047	5,063,589
	4,375,000	4.05%, 03/15/2047	4,649,102
	755,286	4.10%, 03/15/2047	805,667
	315,000	4.35%, 03/15/2048(1)(2)	289,945
	710,000	5.00%, 06/15/2044(1)(2)	587,648
	815,000	5.00%, 04/15/2045(1)(2)	480,844
	1,045,000	5.59%, 04/15/2045(1)(2)	1,046,496

			176,571,967

		Whole Loan Collateral CMO - 6.5%
		Adjustable Rate Mortgage Trust
	1,243,838	0.84%, 01/25/2036(2)	1,032,577
	732,913	1.03%, 11/25/2035(2)	677,488
	1,271,109	1.26%, 01/25/2036(2)	1,091,698
		Alternative Loan Trust
	2,333,407	0.90%, 11/25/2035(2)	1,955,056
	319,744	1.03%, 01/25/2036(2)	263,573
	2,126,942	5.75%, 05/25/2036	1,636,133
		American Home Mortgage Assets Trust
	1,129,453	0.95%, 09/25/2046(2)	851,497
	1,918,594	1.51%, 10/25/2046(2)	1,521,812
		Banc of America Funding Trust
	607,185	0.97%, 02/20/2047(2)	535,031
	4,804,850	1.04%, 05/20/2047(2)	3,935,605
	5,866,393	5.77%, 05/25/2037(2)	5,229,275
	240,534	5.85%, 01/25/2037(3)	203,655
		BCAP LLC Trust
	1,065,314	0.93%, 01/25/2037(2)	878,107
	2,905,955	0.94%, 03/25/2037(2)	2,696,742
	775,893	Bear Stearns Adjustable Rate Mortgage Trust 2.83%, 10/25/2035(2)	747,036
	3,127,155	Bear Stearns Alt-A Trust 1.26%, 01/25/2036(2)	2,750,713
	1,884,977	Bear Stearns Mortgage Funding Trust 0.94%, 10/25/2036(2)	1,531,018
		Countrywide Home Loans, Inc.
	768,815	2.99%, 11/20/2035(2)	643,570
	483,349	3.09%, 03/20/2036(2)	393,686
	4,509,016	3.13%, 09/25/2047(2)	4,141,706
	846,519	3.13%, 04/20/2036(2)	609,691
	2,900,801	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	2,693,081
	2,013,341	DSLA Mortgage Loan Trust 1.46%, 03/19/2046(2)	1,726,869
	4,065,143	Fannie Mae Connecticut Avenue Securities 5.11%, 04/25/2029(2)	4,180,837
		GMAC Mortgage Corp. Loan Trust
	56,989	3.42%, 04/19/2036(2)	50,751
	2,719,093	3.42%, 09/19/2035(2)	2,483,815
	1,616,287	GreenPoint Mortgage Funding Trust 1.94%, 10/25/2045(2)	1,242,226

The accompanying notes are an integral part of these financial statements.

150

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.0% - (continued)
		Whole Loan Collateral CMO - 6.5% - (continued)
		GSR Mortgage Loan Trust
$	3,663,421	1.06%, 01/25/2037(2)	$2,234,164
	3,836,289	3.29%, 01/25/2036(2)	3,544,126
		HarborView Mortgage Loan Trust
	2,643,857	0.93%, 01/19/2038(2)	2,285,911
	7,476,033	0.98%, 12/19/2036(2)	5,771,104
	1,034,929	1.44%, 01/19/2035(2)	675,088
		IndyMac Index Mortgage Loan Trust
	3,459,780	1.04%, 07/25/2035(2)	2,778,733
	2,030,418	1.05%, 01/25/2036(2)	1,286,037
	2,997,876	1.16%, 07/25/2046(2)	1,798,541
	3,501,022	3.02%, 03/25/2036(2)	2,910,235
	1,260,975	3.08%, 08/25/2035(2)	1,008,881
	1,532,475	3.09%, 01/25/2036(2)	1,428,707
		JP Morgan Mortgage Trust
	1,232,808	3.10%, 05/25/2036(2)	1,109,645
	534,396	3.10%, 04/25/2037(2)	472,031
	1,992,178	3.19%, 09/25/2035(2)	1,902,391
	1,982,674	Lehman XS Trust 0.97%, 07/25/2046(2)	1,578,817
		LSTAR Securities Investment Trust
	6,031,763	2.53%, 01/01/2020(1)(2)	6,026,938
	5,151,311	2.62%, 04/01/2020(1)(2)	5,141,652
	7,286,928	2.62%, 10/01/2020(1)(2)	7,208,630
	2,862,095	2.62%, 09/01/2021(1)(2)	2,801,467
	3,756,384	3.62%, 11/01/2021(1)(2)	3,707,833
		Luminent Mortgage Trust
	290,122	0.96%, 10/25/2046(2)	247,718
	1,232,445	1.02%, 11/25/2035(2)	1,109,493
		Merrill Lynch Mortgage Investors Trust
	1,030,037	3.08%, 07/25/2035(2)	792,163
	95,462	3.09%, 12/25/2035(2)	90,257
	204,721	Morgan Stanley Mortgage Loan Trust 3.12%, 05/25/2036(2)	142,853
	8,753,000	Mortgage Repurchase Agreement Financing Trust 1.87%, 06/10/2019(1)(2)(5)	8,753,000
		New Residential Mortgage Loan Trust
	7,199,828	3.75%, 11/26/2035(1)(2)	7,453,132
	6,273,747	3.75%, 11/25/2056(1)(2)	6,488,598
	106,626	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.90%, 06/25/2036(2)	79,695
	2,097,328	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	1,976,773
		Residential Accredit Loans, Inc.
	369,008	0.98%, 02/25/2046(2)	160,544
	805,656	1.06%, 04/25/2036(2)	574,009
	4,921,618	1.85%, 11/25/2037(2)	3,373,538
	1,208,199	6.00%, 12/25/2035	1,118,133
	2,650,915	Residential Asset Securitization Trust 1.21%, 03/25/2035(2)	2,082,517
	696,288	Sequoia Mortgage Trust 3.10%, 07/20/2037(2)	576,685
	1,225,837	Structured Adjustable Rate Mortgage Loan Trust 1.06%, 09/25/2034(2)	949,798
	258,979	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	206,589

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 30.0% - (continued)
		Whole Loan Collateral CMO - 6.5% - (continued)
		Towd Point Mortgage Trust
$	6,337,562	2.25%, 08/25/2055(1)(2)	$6,286,587
	1,716,893	2.75%, 02/25/2055(1)(2)	1,713,108
	5,168,717	2.75%, 08/25/2055(1)(2)	5,140,186
	1,379,940	3.00%, 03/25/2054(1)(2)	1,394,439
		WaMu Mortgage Pass-Through Certificates Trust
	1,033,162	1.18%, 06/25/2044(2)	957,806
	587,566	2.10%, 11/25/2046(2)	527,514
	1,869,596	2.58%, 06/25/2037(2)	1,673,098
		Wells Fargo Commercial Mortgage Trust
	46,544,836	1.18%, 09/15/2057(2)(4)	2,916,146
	3,250,000	2.88%, 05/15/2048(1)(2)	1,621,361
	1,685,000	3.36%, 09/15/2058(1)	946,161
	1,015,000	3.84%, 09/15/2058	1,062,373

			161,788,453

		Total Asset & Commercial Mortgage Backed Securities (cost $752,495,570)	$751,054,884

CORPORATE BONDS - 33.7%
		Advertising - 0.0%
	100,000	Lamar Media Corp. 5.75%, 02/01/2026	$105,250

		Aerospace/Defense - 0.2%
	690,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	691,008
	730,000	BAE Systems plc 4.75%, 10/11/2021(1)	789,355
	370,000	L-3 Communications Corp. 3.85%, 12/15/2026	367,785
		Lockheed Martin Corp.
	1,385,000	2.50%, 11/23/2020	1,396,703
	1,931,000	4.70%, 05/15/2046	2,100,399

			5,345,250

		Agriculture - 0.5%
		Altria Group, Inc.
	1,320,000	2.85%, 08/09/2022	1,321,617
	945,000	3.88%, 09/16/2046	872,134
	2,515,000	BAT International Finance plc 2.75%, 06/15/2020(1)	2,528,453
		Imperial Brands Finance plc
	1,420,000	2.05%, 07/20/2018(1)	1,419,679
	3,000,000	2.95%, 07/21/2020(1)	3,018,354
	2,640,000	Reynolds American, Inc. 3.25%, 06/12/2020	2,705,113

			11,865,350

		Airlines - 0.0%
	210,000	Aircastle Ltd. 5.00%, 04/01/2023	214,200

		Apparel - 0.1%
	540,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	527,850
	860,000	William Carter Co. 5.25%, 08/15/2021	891,175

			1,419,025

The accompanying notes are an integral part of these financial statements.

151

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Auto Manufacturers - 1.5%
$	4,875,000	Daimler Finance North America LLC 1.65%, 03/02/2018(1)	$4,868,653
	1,280,000	Ford Motor Co. 4.35%, 12/08/2026	1,293,437
		Ford Motor Credit Co. LLC
	7,530,000	1.46%, 03/27/2017	7,531,205
	1,070,000	4.13%, 08/04/2025	1,071,286
	1,295,000	4.25%, 02/03/2017	1,297,550
	1,695,000	4.39%, 01/08/2026	1,717,840
		General Motors Co.
	2,045,000	6.60%, 04/01/2036	2,337,449
	480,000	6.75%, 04/01/2046	562,891
		General Motors Financial Co., Inc.
	2,650,000	2.40%, 04/10/2018	2,652,833
	4,985,000	3.50%, 07/10/2019	5,076,001
	1,950,000	3.70%, 05/09/2023	1,918,775
	3,025,000	4.75%, 08/15/2017	3,082,378
	2,810,000	5.25%, 03/01/2026	2,951,880

			36,362,178

		Auto Parts & Equipment - 0.0%
	245,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	240,100

		Beverages - 1.5%
		Anheuser-Busch InBev Finance, Inc.
	4,320,000	1.90%, 02/01/2019	4,326,199
	850,000	2.15%, 02/01/2019	855,261
	13,640,000	3.30%, 02/01/2023	13,881,864
	610,000	3.65%, 02/01/2026	619,266
	4,245,000	4.70%, 02/01/2036	4,465,180
	6,435,000	4.90%, 02/01/2046	6,955,398
		Anheuser-Busch InBev Worldwide, Inc.
	1,440,000	2.50%, 07/15/2022	1,417,257
	2,220,000	3.75%, 07/15/2042	1,996,652
	1,485,000	Molson Coors Brewing Co. 4.20%, 07/15/2046	1,384,503
	2,650,000	Pernod Ricard S.A. 3.25%, 06/08/2026(1)	2,542,752

			38,444,332

		Biotechnology - 0.1%
	1,065,000	Celgene Corp. 4.63%, 05/15/2044	1,042,762
		Gilead Sciences, Inc.
	615,000	2.50%, 09/01/2023	593,057
	1,095,000	3.25%, 09/01/2022	1,117,696

			2,753,515

		Chemicals - 0.1%
		Methanex Corp.
	1,280,000	4.25%, 12/01/2024	1,231,333
	1,170,000	5.65%, 12/01/2044	1,026,421
	95,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	97,138

			2,354,892

		Commercial Banks - 10.8%
EUR	3,095,000	Allied Irish Banks plc 7.38%, 12/03/2020(2)(6)(7)	3,212,329
		Banco Bilbao Vizcaya Argentaria S.A.
	3,600,000	7.00%, 02/19/2019(2)(6)(7)	3,634,322
	600,000	8.88%, 04/14/2021(2)(6)(7)	679,023

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Commercial Banks - 10.8% - (continued)
		Banco Bilbao Vizcaya Argentaria S.A. - (continued)
$	4,000,000	9.00%, 05/09/2018(2)(6)(7)	$4,163,984
		Banco Santander S.A.
EUR	2,000,000	6.25%, 03/12/2019(2)(6)(7)	1,968,456
	1,000,000	6.25%, 09/11/2021(2)(6)(7)	986,123
		Bank of America Corp.
$	7,000,000	2.50%, 10/21/2022	6,769,889
	3,670,000	2.63%, 04/19/2021	3,644,817
	3,000,000	4.00%, 01/22/2025	3,003,768
	2,080,000	4.18%, 11/25/2027	2,081,329
	5,570,000	4.20%, 08/26/2024	5,674,181
	735,000	5.00%, 01/21/2044	804,893
	750,000	6.11%, 01/29/2037	879,222
	4,725,000	7.75%, 05/14/2038	6,505,399
EUR	2,925,000	Bank of Ireland 7.38%, 06/18/2020(2)(6)(7)	3,133,809
$	2,415,000	Bank of Nova Scotia 4.50%, 12/16/2025	2,480,898
	5,970,000	Barclays Bank plc 6.05%, 12/04/2017(1)	6,167,529
		Barclays plc
	1,450,000	7.88%, 03/15/2022(2)(6)(7)	1,468,125
EUR	2,895,000	8.00%, 12/15/2020(2)(7)	3,213,934
$	1,940,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(7)	2,046,894
	200,000	BPCE S.A. 5.15%, 07/21/2024(1)	203,321
		Capital One NA/Mclean VA
	9,410,000	1.65%, 02/05/2018	9,391,726
	2,645,000	2.35%, 08/17/2018	2,660,193
	1,408,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	1,485,440
		Citigroup, Inc.
	1,195,000	1.85%, 11/24/2017	1,197,259
	1,025,000	2.50%, 09/26/2018	1,034,804
	2,675,000	2.70%, 03/30/2021	2,668,880
	1,550,000	4.30%, 11/20/2026	1,564,148
	6,495,000	4.45%, 09/29/2027	6,597,920
	2,955,000	4.60%, 03/09/2026	3,054,238
	871,000	4.65%, 07/30/2045	918,076
	2,115,000	4.75%, 05/18/2046	2,117,441
	1,015,000	5.50%, 09/13/2025	1,115,496
	5,650,000	Credit Agricole S.A. 8.13%, 12/23/2025(1)(2)(7)	5,946,399
	5,760,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(7)	5,605,632
	2,475,000	Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/2020	2,467,263
		Goldman Sachs Group, Inc.
	590,000	2.00%, 04/25/2019	587,657
	550,000	2.04%, 04/23/2020(2)	555,256
	3,835,000	2.35%, 11/15/2021	3,725,933
	1,290,000	2.38%, 01/22/2018	1,297,669
	2,215,000	2.75%, 09/15/2020	2,224,569
	2,720,000	2.88%, 02/25/2021	2,732,577
	1,115,000	4.75%, 10/21/2045	1,177,042
	3,490,000	5.15%, 05/22/2045	3,670,293
	3,687,000	6.00%, 06/15/2020	4,088,666
	2,655,000	6.25%, 02/01/2041	3,291,050
	3,680,000	6.45%, 05/01/2036	4,385,721
	2,720,000	6.75%, 10/01/2037	3,358,784

The accompanying notes are an integral part of these financial statements.

152

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Commercial Banks - 10.8% - (continued)
		HSBC Holdings plc
$	1,305,000	2.95%, 05/25/2021	$1,304,505
	4,335,000	3.40%, 03/08/2021	4,408,171
	1,335,000	3.60%, 05/25/2023	1,342,740
	4,820,000	4.25%, 08/18/2025	4,864,093
	1,800,000	5.25%, 03/14/2044	1,927,557
	1,350,000	HSBC USA, Inc. 2.75%, 08/07/2020	1,352,680
	4,225,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025 (1)(2)(7)	3,966,219
		JP Morgan Chase & Co.
	955,000	2.11%, 10/24/2023 (2)	974,070
	1,840,000	2.30%, 08/15/2021	1,805,912
	7,865,000	2.40%, 06/07/2021	7,792,752
	1,055,000	2.55%, 10/29/2020	1,054,221
	3,620,000	2.70%, 05/18/2023	3,541,768
	2,875,000	4.25%, 10/01/2027	2,953,856
	3,820,000	4.35%, 08/15/2021	4,086,617
	55,000	5.60%, 07/15/2041	65,769
GBP	895,000	Lloyds Banking Group plc 7.00%, 06/27/2019 (2)(6)(7)	1,115,418
		Morgan Stanley
$	6,760,000	2.50%, 04/21/2021	6,686,505
	5,085,000	3.13%, 07/27/2026	4,858,087
	2,980,000	3.95%, 04/23/2027	2,949,929
	3,275,000	4.00%, 07/23/2025	3,356,931
	1,400,000	4.35%, 09/08/2026	1,434,647
	5,925,000	5.55%, 04/27/2017	6,003,417
	2,675,000	6.25%, 08/28/2017	2,756,210
	1,600,000	7.30%, 05/13/2019	1,782,845
	2,215,000	PNC Bank NA 1.45%, 07/29/2019	2,184,865
	510,000	Radian Group, Inc. 7.00%, 03/15/2021	567,375
		Royal Bank of Scotland Group plc
	6,680,000	3.88%, 09/12/2023	6,414,510
	650,000	6.13%, 12/15/2022	691,166
	3,570,000	7.50%, 08/10/2020 (2)(7)	3,382,575
	1,160,000	8.63%, 08/15/2021 (2)(7)	1,183,200
	4,400,000	Santander Issuances SAU 5.18%, 11/19/2025	4,441,373
GBP	475,000	Santander UK Group Holdings plc 7.38%, 06/24/2022 (2)(6)(7)	585,420
		Societe Generale S.A.
$	3,275,000	7.38%, 09/13/2021 (1)(2)(7)	3,269,498
	4,535,000	8.25%, 11/29/2018 (2)(6)(7)	4,716,672
		UBS Group AG
	3,950,000	6.88%, 03/22/2021 (2)(6)(7)	4,019,125
	3,145,000	7.13%, 02/19/2020 (2)(6)(7)	3,234,236
	3,350,000	UBS Group Funding Jersey Ltd. 2.65%, 02/01/2022 (1)	3,255,848
		Wells Fargo & Co.
	1,655,000	3.00%, 04/22/2026	1,579,254
	1,200,000	3.00%, 10/23/2026	1,142,876
	3,340,000	4.40%, 06/14/2046	3,196,560
	3,285,000	4.90%, 11/17/2045	3,374,093
	74,000	5.38%, 11/02/2043	81,670
	4,760,000	5.61%, 01/15/2044	5,393,275

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Commercial Banks - 10.8% - (continued)
$	4,875,000	Wells Fargo Bank NA 2.15%, 12/06/2019	$4,871,978

			271,612,865

		Commercial Services - 0.2%
	670,000	Cardtronics, Inc. 5.13%, 08/01/2022	675,025
	2,915,000	ERAC USA Finance LLC 2.60%, 12/01/2021(1)	2,868,692
		United Rentals North America, Inc.
	470,000	4.63%, 07/15/2023	479,400
	400,000	5.50%, 07/15/2025	408,000

			4,431,117

		Construction Materials - 0.2%
	190,000	Boise Cascade Co. 5.63%, 09/01/2024 (1)	188,575
	3,000,000	CRH America, Inc. 5.13%, 05/18/2045 (1)	3,124,086
	395,000	Eagle Materials, Inc. 4.50%, 08/01/2026	394,013
	660,000	Norbord, Inc. 6.25%, 04/15/2023 (1)	683,100
		Standard Industries, Inc.
	815,000	5.38%, 11/15/2024 (1)	837,412
	930,000	6.00%, 10/15/2025 (1)	978,825

			6,206,011

		Diversified Financial Services - 0.7%
	255,000	Aircastle Ltd. 5.50%, 02/15/2022	270,300
	3,217,000	Bear Stearns Cos LLC 5.55%, 01/22/2017	3,223,296
	2,285,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	2,309,728
	580,000	Nasdaq, Inc. 3.85%, 06/30/2026	576,173
		Navient Corp.
	680,000	5.50%, 01/15/2019	705,500
	1,005,000	7.25%, 01/25/2022	1,064,044
	3,925,000	Synchrony Financial 2.60%, 01/15/2019	3,944,853
		Visa, Inc.
	1,825,000	2.80%, 12/14/2022	1,835,225
	2,980,000	4.30%, 12/14/2045	3,145,432

			17,074,551

		Electric - 1.1%
		AES Corp.
	1,360,000	4.88%, 05/15/2023	1,343,272
	460,000	5.50%, 03/15/2024	468,050
	1,770,000	Dominion Resources, Inc. 2.85%, 08/15/2026	1,657,129
	1,605,000	DTE Energy Co. 1.50%, 10/01/2019	1,578,322
	1,525,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,560,063
	705,000	Duke Energy Corp. 2.65%, 09/01/2026	657,996

The accompanying notes are an integral part of these financial statements.

153

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Electric - 1.1% - (continued)
$	2,230,000	Duke Energy Florida LLC 3.40%, 10/01/2046	$1,984,198
	1,880,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,948,114
	2,400,000	Electricite de France S.A. 4.95%, 10/13/2045 (1)	2,428,267
		Emera US Finance L.P.
	435,000	2.70%, 06/15/2021 (1)	430,582
	475,000	4.75%, 06/15/2046 (1)	479,011
	3,070,000	Exelon Corp. 2.85%, 06/15/2020	3,102,772
	2,470,000	FirstEnergy Corp. 4.25%, 03/15/2023	2,553,474
		Fortis, Inc.
	800,000	2.10%, 10/04/2021 (1)	773,212
	1,710,000	3.06%, 10/04/2026 (1)	1,599,324
	1,005,000	NextEra Energy Capital Holdings, Inc. 1.65%, 09/01/2018	1,001,845
	700,000	NRG Energy, Inc. 7.25%, 05/15/2026 (1)	696,500
	690,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	842,193
		Southern Co.
	1,625,000	1.85%, 07/01/2019	1,619,969
	665,000	2.95%, 07/01/2023	656,415
	805,000	4.40%, 07/01/2046	796,237

			28,176,945

		Electrical Components & Equipment - 0.0%
	685,000	EnerSys 5.00%, 04/30/2023 (1)	688,425

		Electronics - 0.1%
	1,555,000	Fortive Corp. 2.35%, 06/15/2021 (1)	1,534,205

		Engineering & Construction - 0.5%
		SBA Tower Trust
	5,620,000	2.93%, 12/09/2042 (1)	5,625,826
	7,645,000	3.60%, 04/15/2043 (1)	7,673,206

			13,299,032

		Entertainment - 0.1%
		GLP Capital L.P. / GLP Financing II, Inc.
	20,000	4.38%, 04/15/2021	20,750
	335,000	5.38%, 04/15/2026	349,372
		WMG Acquisition Corp.
	760,000	4.88%, 11/01/2024 (1)	756,200
	260,000	5.00%, 08/01/2023 (1)	261,300

			1,387,622

		Environmental Control - 0.0%
		Clean Harbors, Inc.
	345,000	5.13%, 06/01/2021	352,832
	820,000	5.25%, 08/01/2020	839,475

			1,192,307

		Food - 0.6%
	3,800,000	Danone S.A. 1.69%, 10/30/2019 (1)	3,752,424
		Kraft Heinz Foods Co.
	2,050,000	2.00%, 07/02/2018	2,050,461

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Food - 0.6% - (continued)
		Kraft Heinz Foods Co. - (continued)
$	855,000	2.80%, 07/02/2020	$863,124
	615,000	4.38%, 06/01/2046	578,702
		Kroger Co.
	940,000	1.50%, 09/30/2019	925,716
	1,325,000	2.65%, 10/15/2026	1,231,001
	160,000	3.88%, 10/15/2046	145,659
		Lamb Weston Holdings, Inc.
	345,000	4.63%, 11/01/2024 (1)	345,863
	345,000	4.88%, 11/01/2026 (1)	341,334
	2,285,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026 (1)	2,170,750
	2,320,000	Sysco Corp. 2.50%, 07/15/2021	2,295,241

			14,700,275

		Forest Products & Paper - 0.1%
	500,000	Cascades, Inc. 5.75%, 07/15/2023 (1)	507,500
	1,415,000	Clearwater Paper Corp. 5.38%, 02/01/2025 (1)	1,400,850

			1,908,350

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	375,000	5.63%, 05/20/2024	383,437
	375,000	5.88%, 08/20/2026	380,625
	505,000	Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	484,343
	160,000	Southern Star Central Corp. 5.13%, 07/15/2022 (1)	162,000

			1,410,405

		Healthcare-Products - 0.4%
	640,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021 (1)	694,400
		Medtronic, Inc.
	2,138,000	4.38%, 03/15/2035	2,261,850
	645,000	4.63%, 03/15/2045	697,517
		Thermo Fisher Scientific, Inc.
	410,000	2.95%, 09/19/2026	387,142
	2,430,000	3.00%, 04/15/2023	2,388,367
	3,900,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	3,900,940

			10,330,216

		Healthcare-Services - 0.8%
		Aetna, Inc.
	925,000	2.80%, 06/15/2023	911,133
	425,000	4.25%, 06/15/2036	426,124
		Anthem, Inc.
	4,120,000	3.50%, 08/15/2024	4,108,303
	720,000	4.63%, 05/15/2042	723,434
	645,000	Community Health Systems, Inc. 5.13%, 08/01/2021	598,238
	1,040,000	HCA, Inc. 7.50%, 02/15/2022	1,180,400
	900,000	LifePoint Health, Inc. 5.88%, 12/01/2023	911,250
	220,000	MEDNAX, Inc. 5.25%, 12/01/2023 (1)	226,600
	1,725,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	1,806,937

The accompanying notes are an integral part of these financial statements.

154

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Healthcare-Services - 0.8% - (continued)
		UnitedHealth Group, Inc.
$	2,880,000	1.70%, 02/15/2019	$2,871,343
	2,250,000	3.35%, 07/15/2022	2,318,188
	2,255,000	3.75%, 07/15/2025	2,334,453
	670,000	4.75%, 07/15/2045	738,084

			19,154,487

		Home Builders - 0.0%
	655,000	Meritage Homes Corp. 6.00%, 06/01/2025	663,187
	65,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	63,863

			727,050

		Household Products/Wares - 0.0%
	95,000	ACCO Brands Corp. 5.25%, 12/15/2024(1)	95,654

		Insurance - 0.3%
	1,335,000	American International Group, Inc. 4.70%, 07/10/2035	1,383,622
		CNO Financial Group, Inc.
	55,000	4.50%, 05/30/2020	56,375
	440,000	5.25%, 05/30/2025	439,450
	1,830,000	Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025	1,842,466
	2,133,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039 (1)	3,201,972
	255,000	MGIC Investment Corp. 5.75%, 08/15/2023	265,838

			7,189,723

		Internet - 0.0%
	365,000	Netflix, Inc. 4.38%, 11/15/2026 (1)	354,050

		Iron/Steel - 0.0%
		ArcelorMittal
	380,000	5.13%, 06/01/2020	398,050
	320,000	6.13%, 06/01/2025	350,400
	255,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	270,300

			1,018,750

		IT Services - 0.2%
		Apple, Inc.
	2,825,000	3.45%, 02/09/2045	2,493,480
	515,000	3.85%, 08/04/2046	493,443
		Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
	1,335,000	3.48%, 06/01/2019 (1)	1,362,776
	1,060,000	4.42%, 06/15/2021 (1)	1,096,830
	650,000	8.35%, 07/15/2046 (1)	800,337

			6,246,866

		Lodging - 0.0%
	880,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	902,000

		Machinery-Construction & Mining - 0.0%
	525,000	Oshkosh Corp. 5.38%, 03/01/2025	535,500

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Machinery-Diversified - 0.0%
$	300,000	CNH Industrial N.V. 4.50%, 08/15/2023	$296,250

		Media - 2.5%
		21st Century Fox America, Inc.
	1,450,000	3.38%, 11/15/2026 (1)	1,421,403
	270,000	4.75%, 11/15/2046 (1)	270,806
	2,775,000	6.15%, 03/01/2037	3,247,483
	1,175,000	6.20%, 12/15/2034	1,380,367
	705,000	Altice US Finance I Corp. 5.50%, 05/15/2026 (1)	719,100
	815,000	CBS Corp. 4.00%, 01/15/2026	828,891
		CCO Holdings LLC / CCO Holdings Capital Corp.
	80,000	5.13%, 02/15/2023	82,200
	385,000	5.75%, 09/01/2023	402,325
	145,000	5.75%, 02/15/2026 (1)	150,075
		Charter Communications Operating LLC / Charter Communications
	1,405,000	3.58%, 07/23/2020	1,433,430
	4,125,000	4.46%, 07/23/2022	4,310,753
	4,040,000	4.91%, 07/23/2025	4,257,877
	7,030,000	6.48%, 10/23/2045	8,127,235
	475,000	Columbus Cable Barbados Ltd. 7.38%, 03/30/2021 (1)	505,467
		Comcast Corp.
	321,000	1.63%, 01/15/2022	307,684
	5,770,000	2.75%, 03/01/2023	5,728,750
	2,405,000	3.40%, 07/15/2046	2,100,315
	490,000	4.75%, 03/01/2044	525,537
		Cox Communications, Inc.
	415,000	3.25%, 12/15/2022 (1)	404,245
	500,000	3.35%, 09/15/2026 (1)	477,469
	1,985,000	3.85%, 02/01/2025 (1)	1,946,789
	690,000	CSC Holdings LLC 5.50%, 04/15/2027 (1)	698,625
	860,000	DISH DBS Corp. 5.88%, 11/15/2024	884,940
	1,905,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	1,890,495
	1,720,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,831,800
	1,715,000	NBC Universal Media LLC 5.95%, 04/01/2041	2,113,034
	340,000	SFR Group S.A. 7.38%, 05/01/2026 (1)	348,500
	1,670,000	Sky plc 3.13%, 11/26/2022 (1)	1,656,431
		TEGNA, Inc.
	1,430,000	5.13%, 10/15/2019	1,467,538
	320,000	5.13%, 07/15/2020	332,000
	1,350,000	Time Warner Cable, Inc. 8.75%, 02/14/2019	1,521,374
	6,040,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	7,913,674
	2,725,000	Time Warner, Inc. 6.10%, 07/15/2040	3,110,672
	345,000	Viacom, Inc. 3.45%, 10/04/2026	318,849

			62,716,133

The accompanying notes are an integral part of these financial statements.

155

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Mining - 0.1%
		Anglo American Capital plc
$	350,000	4.13%, 04/15/2021 (1)	$356,125
	310,000	4.13%, 09/27/2022 (1)	312,328
	200,000	4.88%, 05/14/2025 (1)	202,750
		Freeport-McMoRan, Inc.
	95,000	3.88%, 03/15/2023	87,163
	130,000	4.55%, 11/14/2024	121,875
	320,000	5.40%, 11/14/2034	268,800
	300,000	5.45%, 03/15/2043	248,256
	485,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	501,975
	900,000	Rio Tinto Finance USA Ltd. 3.75%, 06/15/2025	926,826
	555,000	Teck Resources Ltd. 8.50%, 06/01/2024 (1)	639,637

			3,665,735

		Oil & Gas - 2.9%
		Anadarko Petroleum Corp.
	1,935,000	3.45%, 07/15/2024	1,899,483
	1,250,000	4.50%, 07/15/2044	1,174,439
	2,100,000	4.85%, 03/15/2021	2,251,700
	30,000	5.55%, 03/15/2026	33,578
	2,205,000	6.60%, 03/15/2046	2,719,557
	410,000	6.95%, 06/15/2019	454,874
	255,000	Antero Resources Corp. 5.63%, 06/01/2023	261,056
		BP Capital Markets plc
	2,425,000	2.11%, 09/16/2021	2,379,289
	2,665,000	2.75%, 05/10/2023	2,616,358
		Cenovus Energy, Inc.
	4,672,000	3.00%, 08/15/2022	4,516,782
	585,000	3.80%, 09/15/2023	570,979
	1,270,000	5.20%, 09/15/2043	1,209,676
	765,000	Concho Resources, Inc. 5.50%, 04/01/2023	792,770
	3,195,000	ConocoPhillips Co. 4.95%, 03/15/2026	3,527,286
		Continental Resources, Inc.
	35,000	3.80%, 06/01/2024	32,288
	395,000	4.50%, 04/15/2023	387,100
	80,000	4.90%, 06/01/2044	68,400
	260,000	5.00%, 09/15/2022	262,441
	4,645,000	Devon Energy Corp. 3.25%, 05/15/2022	4,615,528
	540,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	685,176
	60,000	Diamondback Energy, Inc. 4.75%, 11/01/2024(1)	58,800
	1,335,000	EnCana Corp. 3.90%, 11/15/2021	1,344,585
	1,145,000	EOG Resources, Inc. 4.15%, 01/15/2026	1,198,237
		Hess Corp.
	1,845,000	4.30%, 04/01/2027	1,836,554
	1,245,000	5.60%, 02/15/2041	1,258,868
	1,590,000	5.80%, 04/01/2047	1,650,134
	1,370,000	6.00%, 01/15/2040	1,413,271
	2,425,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,860,998

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Oil & Gas - 2.9% - (continued)
		Marathon Oil Corp.
$	1,005,000	2.70%, 06/01/2020	$1,006,338
	2,005,000	2.80%, 11/01/2022	1,917,303
	525,000	3.85%, 06/01/2025	509,109
	145,000	5.20%, 06/01/2045	136,670
	115,000	6.60%, 10/01/2037	125,675
	95,000	6.80%, 03/15/2032	105,802
		Petroleos Mexicanos
	1,800,000	5.50%, 02/04/2019(1)	1,864,602
	955,000	6.38%, 02/04/2021(1)	1,017,075
	390,000	6.50%, 03/13/2027(1)	402,285
	2,730,000	6.63%, 06/15/2035	2,689,050
	646,000	6.75%, 09/21/2047(1)	610,341
		Pioneer Natural Resources Co.
	795,000	3.45%, 01/15/2021	812,399
	655,000	3.95%, 07/15/2022	679,582
	2,260,000	4.45%, 01/15/2026	2,394,612
	660,000	6.65%, 03/15/2017	666,733
	2,090,000	7.50%, 01/15/2020	2,375,851
		QEP Resources, Inc.
	10,000	5.25%, 05/01/2023	10,025
	45,000	5.38%, 10/01/2022	45,113
	55,000	6.80%, 03/01/2020	57,200
		Shell International Finance B.V.
	1,185,000	2.50%, 09/12/2026	1,111,843
	2,440,000	3.25%, 05/11/2025	2,437,999
	2,295,000	4.38%, 05/11/2045	2,324,782
	255,000	SM Energy Co. 6.13%, 11/15/2022	258,188
		Statoil ASA
	15,000	3.70%, 03/01/2024	15,700
	2,555,000	3.95%, 05/15/2043	2,437,048
	250,000	Tesoro Corp. 5.13%, 04/01/2024	255,625
		Valero Energy Corp.
	3,150,000	3.40%, 09/15/2026	3,017,744
	435,000	4.90%, 03/15/2045	433,496
	190,000	WPX Energy, Inc. 5.25%, 09/15/2024	184,300

			71,982,697

		Packaging & Containers - 0.1%
	285,000	Crown Americas LLC / Crown Americas Capital Corp. 4.25%, 09/30/2026(1)	268,613
	505,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	526,462
	870,000	Reynolds Group Issuer, Inc. 5.13%, 07/15/2023(1)	888,487

			1,683,562

		Pharmaceuticals - 1.3%
	1,335,000	AbbVie, Inc. 3.20%, 05/14/2026	1,270,155
		Actavis Funding SCS
	6,815,000	2.35%, 03/12/2018	6,854,397
	5,755,000	3.00%, 03/12/2020	5,834,782
	316,000	Baxalta, Inc. 3.60%, 06/23/2022	318,418
	3,155,000	EMD Finance LLC 2.95%, 03/19/2022(1)	3,141,620

The accompanying notes are an integral part of these financial statements.

156

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Pharmaceuticals - 1.3% - (continued)
		Mylan N.V.
$	1,485,000	3.00%, 12/15/2018(1)	$1,495,740
	1,375,000	3.15%, 06/15/2021(1)	1,349,407
	1,705,000	3.75%, 12/15/2020(1)	1,721,673
	395,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	400,925
	2,440,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	2,357,008
		Teva Pharmaceutical Finance Netherlands III B.V.
	4,560,000	1.70%, 07/19/2019	4,480,328
	3,680,000	2.20%, 07/21/2021	3,520,608

			32,745,061

		Pipelines - 1.6%
		DCP Midstream Operating L.P.
	200,000	2.70%, 04/01/2019	197,500
	100,000	3.88%, 03/15/2023	96,188
	326,000	4.95%, 04/01/2022	334,150
	215,000	5.60%, 04/01/2044	196,187
	1,612,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	1,797,380
		Energy Transfer Partners L.P.
	50,000	3.60%, 02/01/2023	49,175
	455,000	4.05%, 03/15/2025	450,408
	6,810,000	5.95%, 10/01/2043	7,018,570
	1,295,000	Enterprise Products Operating LLC 3.95%, 02/15/2027	1,326,589
		Kinder Morgan Energy Partners L.P.
	750,000	5.30%, 09/15/2020	805,595
	260,000	6.50%, 04/01/2020	287,789
	515,000	6.85%, 02/15/2020	574,106
	2,885,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	2,855,876
	795,000	Magellan Midstream Partners L.P. 5.00%, 03/01/2026	871,771
	595,000	Phillips 66 Partners L.P. 3.55%, 10/01/2026	575,824
		Plains All American Pipeline L.P. / PAA Finance Corp.
	2,490,000	2.85%, 01/31/2023	2,353,899
	2,450,000	3.65%, 06/01/2022	2,463,522
	1,430,000	4.50%, 12/15/2026	1,450,658
		Regency Energy Partners L.P.
	1,435,000	4.50%, 11/01/2023	1,456,130
	315,000	5.88%, 03/01/2022	346,518
		Sunoco Logistics Partners Operations L.P.
	125,000	3.90%, 07/15/2026	120,992
	1,550,000	4.25%, 04/01/2024	1,561,978
	565,000	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	598,900
	2,235,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(1)	2,175,453
		Williams Cos., Inc.
	385,000	3.70%, 01/15/2023	371,525
	70,000	4.55%, 06/24/2024	69,475
	135,000	7.88%, 09/01/2021	154,238
		Williams Partners L.P.
	4,900,000	3.60%, 03/15/2022	4,925,926
	1,125,000	4.00%, 11/15/2021	1,154,628
	1,140,000	4.30%, 03/04/2024	1,151,185

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Pipelines - 1.6% - (continued)
		Williams Partners L.P. - (continued)
$	1,440,000	5.25%, 03/15/2020	$1,538,523

			39,330,658

		Real Estate - 0.1%
	3,090,000	ProLogis L.P. 3.35%, 02/01/2021	3,179,743

		Real Estate Investment Trusts - 0.6%
		American Tower Corp.
	3,065,000	3.40%, 02/15/2019	3,132,274
	415,000	3.45%, 09/15/2021	420,369
	700,000	4.50%, 01/15/2018	718,475
	2,065,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	2,057,004
	380,000	CoreCivic, Inc. 4.13%, 04/01/2020	379,050
		Crown Castle International Corp.
	340,000	3.40%, 02/15/2021	345,015
	1,305,000	3.70%, 06/15/2026	1,280,898
	710,000	HCP, Inc. 4.25%, 11/15/2023	729,091
	3,490,000	Kimco Realty Corp. 3.13%, 06/01/2023	3,455,257
	1,275,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	1,287,057

			13,804,490

		Retail - 0.8%
	755,000	AutoZone, Inc. 1.63%, 04/21/2019	748,108
		CVS Health Corp.
	725,000	2.13%, 06/01/2021	710,894
	4,230,000	2.80%, 07/20/2020	4,291,779
	883,000	3.88%, 07/20/2025	910,903
	3,360,000	5.13%, 07/20/2045	3,744,542
	2,115,000	Home Depot, Inc. 3.50%, 09/15/2056	1,851,363
	575,000	KFC Holding Co. / Pizza Hut Holdings LLC 5.25%, 06/01/2026 (1)	583,625
		Lowe’s Cos., Inc.
	3,725,000	2.50%, 04/15/2026	3,537,499
	2,870,000	3.70%, 04/15/2046	2,678,990
	1,035,000	Walgreens Boots Alliance, Inc. 2.60%, 06/01/2021	1,028,501

			20,086,204

		Savings & Loans - 0.1%
GBP	1,535,000	Nationwide Building Society 6.88%, 06/20/2019 (2)(6)(7)	1,897,783

		Semiconductors - 0.2%
$	1,225,000	Intel Corp. 4.10%, 05/19/2046	1,214,192
	2,175,000	Lam Research Corp. 2.80%, 06/15/2021	2,163,285
	525,000	Sensata Technologies B.V. 5.00%, 10/01/2025 (1)	514,500
	310,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026 (1)	323,950

			4,215,927

The accompanying notes are an integral part of these financial statements.

157

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Shipbuilding - 0.0%
$	145,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	$150,619

		Software - 0.6%
	100,000	First Data Corp. 5.00%, 01/15/2024(1)	100,532
	1,055,000	5.38%, 08/15/2023(1)	1,094,563
	3,450,000	Microsoft Corp. 1.55%, 08/08/2021	3,346,196
	1,340,000	2.40%, 08/08/2026	1,265,894
	2,025,000	3.70%, 08/08/2046	1,906,467
	1,795,000	3.95%, 08/08/2056	1,695,345
	385,000	MSCI, Inc. 5.25%, 11/15/2024(1)	404,250
	465,000	5.75%, 08/15/2025(1)	494,063
	350,000	Open Text Corp. 5.63%, 01/15/2023(1)	365,750
	30,000	5.88%, 06/01/2026(1)	31,650
	4,525,000	Oracle Corp. 1.90%, 09/15/2021	4,421,798

			15,126,508

		Telecommunications - 2.0%
	345,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	354,488
	2,685,000	AT&T, Inc. 3.60%, 02/17/2023	2,707,876
	1,985,000	3.80%, 03/15/2022	2,034,901
	350,000	4.13%, 02/17/2026	354,398
	1,245,000	4.50%, 05/15/2035	1,202,877
	5,365,000	4.75%, 05/15/2046	5,082,903
	205,000	5.80%, 02/15/2019	220,422
	4,000,000	Cisco Systems, Inc. 1.40%, 09/20/2019	3,956,380
	2,465,000	2.20%, 02/28/2021	2,459,688
	610,000	CommScope, Inc. 4.38%, 06/15/2020(1)	623,725
	370,000	Frontier Communications Corp. 10.50%, 09/15/2022	388,981
	7,400,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(1)	7,188,656
	745,000	Nokia Oyj 6.63%, 05/15/2039	785,975
	1,645,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	1,784,825
	6,440,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	6,452,043
	730,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	742,775
	265,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	245,125
	90,000	6.38%, 11/15/2033	85,950
	310,000	7.72%, 06/04/2038	322,292
	6,123,000	Verizon Communications, Inc. 4.27%, 01/15/2036	5,860,482
	3,185,000	4.40%, 11/01/2034	3,143,550
	4,339,000	4.67%, 03/15/2055	4,074,798
	675,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	680,062

			50,753,172

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Transportation - 0.6%
$	1,180,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	$1,481,042
	1,705,000	FedEx Corp. 4.55%, 04/01/2046	1,718,144
	615,000	4.75%, 11/15/2045	636,939
	2,100,000	Norfolk Southern Corp. 2.90%, 06/15/2026	2,020,826
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	4,370,000	2.88%, 07/17/2018(1)	4,426,403
	630,000	3.30%, 04/01/2021(1)	637,080
	265,000	3.38%, 02/01/2022(1)	267,242
	1,490,000	4.88%, 07/11/2022(1)	1,598,935
	1,435,000	Ryder System, Inc. 2.55%, 06/01/2019	1,445,800

			14,232,411

		Total Corporate Bonds (cost $840,772,553)	$845,147,451

FOREIGN GOVERNMENT OBLIGATIONS - 4.1%
		Argentina - 0.2%
EUR	7,040,187	Argentine Republic Government International Bond 2.26%, 12/31/2038(3)	$4,124,141

		Brazil - 0.8%
		Brazil Notas do Tesouro Nacional
BRL	47,454,027	6.00%, 05/15/2017(8)	14,569,069
	8,780,000	10.00%, 01/01/2023	2,534,694
		Brazilian Government International Bond
$	2,820,000	5.00%, 01/27/2045	2,287,584
	1,180,000	5.63%, 01/07/2041	1,049,846

			20,441,193

		Colombia - 0.3%
	5,160,000	Colombia Government International Bond 5.00%, 06/15/2045	4,895,550
COP	11,225,495,190	Colombian TES 4.25%, 05/17/2017(8)	3,791,764

			8,687,314

		Japan - 0.9%
JPY	2,750,000,000	Japan Treasury Discount Bill 0.21%, 01/11/2017(9)	23,531,477

		Mexico - 0.3%
MXN	95,973,400	Mexican Bonos 5.00%, 12/11/2019	4,392,846
$	3,254,000	Mexico Government International Bond 5.75%, 10/12/2110	3,001,815

			7,394,661

		Qatar - 0.1%
	1,480,000	Qatar Government International Bond 4.63%, 06/02/2046(1)	1,478,141

		Romania - 0.6%
		Romania Treasury Bills
RON	7,860,000	0.55%, 08/28/2017	1,812,675
	13,005,000	0.56%, 08/28/2017	2,999,215
	42,615,000	0.58%, 06/26/2017	9,841,024

			14,652,914

The accompanying notes are an integral part of these financial statements.

158

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.1% - (continued)
		Russia - 0.2%
RUB	314,597,000	Russian Federal Bond 11.70%, 01/29/2020(2)	$5,291,148

		Saudi Arabia - 0.1%
		Saudi Government International Bond
$	2,335,000	2.38%, 10/26/2021(1)	2,267,135
	1,745,000	4.50%, 10/26/2046(1)	1,671,417

			3,938,552

		Thailand - 0.3%
THB	232,840,000	Bank of Thailand 1.49%, 02/23/2018	6,487,166

		Turkey - 0.1%
$	3,309,000	Turkey Government International Bond 6.00%, 01/14/2041	3,061,619

		Uruguay - 0.2%
	5,220,000	Uruguay Government International Bond 5.10%, 06/18/2050	4,698,000

		Total Foreign Government Obligations (cost $108,802,578)	$103,786,326

MUNICIPAL BONDS - 1.3%
		Development - 0.1%
		State of California
$	860,000	7.60%, 11/01/2040	$1,295,401
	175,000	7.63%, 03/01/2040	258,916

			1,554,317

		General - 0.5%
	4,560,000	Chicago Transit Auth 6.90%, 12/01/2040	5,709,807
		Puerto Rico Commonwealth Government Employees Retirement System
	4,575,000	6.15%, 07/01/2038	1,818,562
	2,075,000	6.20%, 07/01/2039	824,813
	7,965,000	6.30%, 07/01/2043	3,166,087
	1,995,000	6.55%, 07/01/2058	793,013

			12,312,282

		General Obligation - 0.4%
	6,650,000	California State, GO Taxable 7.55%, 04/01/2039	9,839,673
	970,000	Illinois State, GO 5.10%, 06/01/2033	857,305

			10,696,978

		Higher Education - 0.2%
	5,580,000	University of California 4.60%, 05/15/2031	6,153,010

		Utility-Electric - 0.1%
	1,485,000	Municipal Electric Auth. Georgia 6.64%, 04/01/2057	1,841,712

		Total Municipal Bonds (cost $33,111,758)	$32,558,299

SENIOR FLOATING RATE INTERESTS - 5.1%(10)
		Advertising - 0.0%
$	866,627	Acosta Holdco, Inc. 4.25%, 09/26/2021	$843,878

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.1%(10) - (continued)
		Aerospace/Defense - 0.2%
$	1,759,091	BE Aerospace, Inc. 3.89%, 12/16/2021	$1,767,007
	285,000	DigitalGlobe, Inc. 3.51%, 01/15/2024	286,781
		TransDigm, Inc.
	1,336,642	3.77%, 06/09/2023	1,349,340
	983,341	3.85%, 05/14/2022	991,159

			4,394,287

		Agriculture - 0.0%
	714,221	Pinnacle Operating Corp. 4.75%, 11/15/2018	587,447

		Airlines - 0.0%
	933,625	Delta Air Lines, Inc. 3.25%, 10/18/2018	942,961

		Auto Manufacturers - 0.0%
	697,256	Jaguar Holding Co. 4.25%, 08/18/2022	704,402

		Chemicals - 0.2%
	1,093,552	Chemours Co. 3.77%, 05/12/2022	1,086,039
	2,584,013	Ineos U.S. Finance LLC 3.75%, 05/04/2018	2,589,388
	626,850	Nexeo Solutions LLC 5.25%, 06/09/2023	631,551
	675,012	Univar, Inc. 4.25%, 07/01/2022	680,777

			4,987,755

		Coal - 0.0%
	540,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	292,502
	494,849	Arch Coal, Inc. 10.00%, 06/15/2021	501,242

			793,744

		Commercial Services - 0.2%
	530,000	Conduent, Inc. 6.25%, 12/07/2023	535,962
	233,238	KAR Auction Services, Inc. 4.50%, 03/09/2023	236,153
	588,412	ON Assignment, Inc. 3.52%, 06/03/2022	593,855
	630,000	Quikrete Holdings, Inc. 4.00%, 11/15/2023	635,777
	676,600	Russell Investment Group 6.75%, 06/01/2023	686,749
	1,078,292	ServiceMaster Co. 3.27%, 11/03/2023	1,080,988

			3,769,484

		Construction Materials - 0.1%
	1,474,450	ABC Supply Co., Inc. 3.52%, 10/31/2023	1,486,939

		Diversified Financial Services - 0.1%
	285,000	RP Crown Parent LLC 4.50%, 10/12/2023	287,779
	1,465,000	Telenet International Finance S.a.r.l. 3.70%, 01/31/2025	1,475,709

			1,763,488

The accompanying notes are an integral part of these financial statements.

159

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.1%(10) - (continued)
		Electric - 0.2%
		Calpine Corp.
$	1,353,029	3.27%, 01/31/2022	$1,351,757
	552,225	3.75%, 05/31/2023	554,798
	625,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	610,937
	600,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/30/2017	603,450
	1,859,043	Seadrill Partners Finco LLC 4.00%, 02/21/2021	1,266,009

			4,386,951

		Energy-Alternate Sources - 0.0%
	596,000	TEX Operations Co. LLC 5.00%, 08/04/2023	602,800

		Entertainment - 0.1%
	507,275	Eldorado Resorts LLC 4.25%, 07/23/2022	509,968
	902,293	Hilton Worldwide Finance LLC 3.26%, 10/25/2023	911,993
	573,300	Scientific Games International, Inc. 6.00%, 10/01/2021	580,111

			2,002,072

		Food - 0.1%
		Albertsons LLC
	683,705	3.77%, 08/22/2021	691,253
	308,452	4.25%, 12/22/2022	312,308
	989,513	Aramark Services, Inc. 3.50%, 02/24/2021	997,815
	337,125	B&G Foods, Inc. 3.75%, 11/02/2022	341,099
	503,444	Hostess Brands LLC 4.00%, 08/03/2022	508,227

			2,850,702

		Food Service - 0.0%
	585,000	Hearthside Food Solutions 4.50%, 06/02/2021	590,850

		Healthcare-Products - 0.0%
	372,166	Alere, Inc. 4.25%, 06/18/2022	371,701
	299,250	Revlon Consumer Products Corp. 4.31%, 09/07/2023	302,057
	429,563	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	430,907

			1,104,665

		Healthcare-Services - 0.4%
	386,100	Acadia Healthcare Company, Inc. 3.76%, 02/16/2023	388,996
	1,163,695	American Renal Holdings, Inc. 4.75%, 09/20/2019	1,163,695
	366,563	CDRH Parent, Inc. 5.25%, 07/01/2021	332,960
		Community Health Systems, Inc.
	471,399	3.75%, 12/31/2019	456,376
	867,368	4.00%, 01/27/2021	838,459
	1,443,450	4.18%, 12/31/2018	1,418,189
	1,013,700	Envision Healthcare Corp. 4.00%, 12/01/2023	1,023,208

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.1%(10) - (continued)
		Healthcare-Services - 0.4% - (continued)
$	259,350	Genoa, a QoL Healthcare Company LLC 4.75%, 10/28/2023	$261,943
	905,000	inVentiv Health, Inc. 4.75%, 11/09/2023	912,430
	890,836	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	905,633
	423,280	Opal Acquisition, Inc. 5.00%, 11/27/2020	402,116
	413,643	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	409,656
	509,603	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	512,788
	1,381,050	U.S. Renal Care, Inc. 5.25%, 12/31/2022	1,287,829

			10,314,278

		Household Products/Wares - 0.0%
	410,000	Galleria Co. 3.75%, 09/29/2023	411,538

		Insurance - 0.6%
		Asurion LLC
	119,353	4.02%, 07/08/2020	120,285
	458,850	4.75%, 11/03/2023	465,159
	1,772,790	5.00%, 08/04/2022	1,795,393
	1,870,000	8.50%, 03/03/2021	1,899,228
	4,556,708	Evertec Group LLC 3.25%, 04/17/2020	4,528,229
	408,985	National Financial Partners Corp. 6.25%, 07/01/2020	412,224
		Sedgwick Claims Management Services, Inc.
	2,892,716	3.75%, 03/01/2021	2,896,852
	1,250,000	6.75%, 02/28/2022	1,246,875
	966,492	USI, Inc. 4.25%, 12/27/2019	970,523

			14,334,768

		Internet - 0.1%
	724,021	Lands’ End, Inc. 4.25%, 04/04/2021	540,605
	1,624,255	Zayo Group LLC 3.75%, 05/06/2021	1,640,725

			2,181,330

		Leisure Time - 0.2%
		Delta 2 (LUX) S.a.r.l.
	2,675,000	5.07%, 07/30/2021	2,700,921
	1,140,000	8.07%, 07/31/2022	1,146,646

			3,847,567

		Lodging - 0.2%
	628,425	Boyd Gaming Corp. 3.76%, 09/15/2023	635,269
	3,266,547	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(11)	3,620,412
	775,125	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	779,729
	626,138	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	625,944

			5,661,354

The accompanying notes are an integral part of these financial statements.

160

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.1%(10) - (continued)
		Machinery-Construction & Mining - 0.1%
$	1,531,671	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$1,527,842
	528,127	Headwaters, Inc. 4.00%, 03/24/2022	530,604
	603,871	Neff Rental LLC 7.54%, 06/09/2021	598,967

			2,657,413

		Machinery-Diversified - 0.1%
	1,830,292	Gates Global, Inc. 4.25%, 07/06/2021	1,830,292

		Media - 0.5%
	929,358	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	931,914
	1,760,864	AVSC Holding Corp. 4.50%, 01/24/2021	1,760,864
	563,588	Camelot UK Holdings Co., Ltd. 4.75%, 10/03/2023	569,810
	285,283	CBS Radio, Inc. 4.50%, 10/17/2023	287,779
	2,967,375	Charter Communications Operating LLC 3.02%, 07/01/2020	2,979,749
	386,878	Media General, Inc. 4.00%, 07/31/2020	386,940
	1,161	Mission Broadcasting, Inc. 0.00%, 09/26/2023(12)	1,170
		Numericable U.S. LLC
	710,000	4.04%, 01/14/2025	715,502
	233,825	5.14%, 01/15/2024	236,582
	1,798,310	Tribune Media Co. 3.77%, 12/27/2020	1,811,347
	1,055,000	UPC Financing Partnership 4.08%, 08/31/2024	1,065,550
	1,252,632	Virgin Media Investment Holdings Ltd. 0.00%, 01/31/2025(12)	1,257,492

			12,004,699

		Metal Fabricate/Hardware - 0.0%
	1,100,758	Rexnord LLC 3.75%, 08/21/2023	1,104,610

		Mining - 0.0%
	433,724	Ardagh Holdings USA, Inc. 4.00%, 12/17/2021	438,169
	515,231	Minerals Technologies, Inc. 3.75%, 05/09/2021	519,956

			958,125

		Oil & Gas - 0.1%
	455,000	California Resources Corp. 11.38%, 12/31/2021	504,290
	470,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	510,928
	527,850	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	414,911
	1,514,040	Fieldwood Energy LLC 3.88%, 10/01/2018	1,423,197

			2,853,326

		Packaging & Containers - 0.3%
	3,248,438	Berry Plastics Holding Corp. 3.50%, 02/08/2020	3,270,592

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.1%(10) - (continued)
		Packaging & Containers - 0.3% - (continued)
$	510,928	Mauser U.S. Corp. 4.50%, 07/31/2021	$514,121
	205,000	Prolampac Intermediate, Inc. 5.00%, 11/18/2023	207,179
	2,669,880	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	2,702,640
	570,208	Signode Industrial Group U.S., Inc. 4.00%, 05/01/2021	574,485

			7,269,017

		Pharmaceuticals - 0.1%
	1,386,000	Endo Luxembourg Finance Company I S.a r.l. 3.81%, 09/26/2022	1,391,946
	830,563	Valeant Pharmaceuticals International, Inc. 5.50%, 04/01/2022	830,720

			2,222,666

		Pipelines - 0.0%
	798,875	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	631,111

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	1,488,722	4.25%, 11/04/2021	1,495,793
	35,319	9.25%, 11/04/2022	35,319

			1,531,112

		REITS - 0.0%
	609,265	MGM Growth Properties LLC 3.52%, 04/25/2023	615,791

		Retail - 0.3%
		Bass Pro Group LLC
	1,495,000	0.00%, 12/16/2023(12)	1,480,050
	505,988	4.00%, 06/05/2020	504,090
	608,475	Harbor Freight Tools USA, Inc. 3.89%, 08/19/2023	616,586
	625,531	Michaels Stores, Inc. 3.75%, 01/30/2023	632,374
	1,239,893	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,074,677
	522,112	Party City Holdings, Inc. 4.21%, 08/19/2022	526,519
	250,000	Rite Aid Corp. 5.75%, 08/21/2020	251,458
	1,115,661	US Foods, Inc. 3.77%, 06/27/2023	1,126,817

			6,212,571

		Semiconductors - 0.1%
	613,910	Avago Technologies Cayman Ltd. 3.70%, 02/01/2023	622,351
	410,000	Flex Acquisition Company, Inc. 0.00%, 12/13/2023(12)	413,415
	855,307	Lattice Semiconductor Corp. 5.25%, 03/10/2021	853,169
	498,750	ON Semiconductor Corp. 4.02%, 03/31/2023	504,805

			2,393,740

The accompanying notes are an integral part of these financial statements.

161

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.1%(10) - (continued)
		Software - 0.5%
$	430,000	Dell, Inc. 4.02%, 09/07/2023	$437,082
	349,518	Epicor Software Corp. 4.75%, 06/01/2022	350,518
	4,897,159	First Data Corp. 3.76%, 03/24/2021	4,952,252
	827,096	Hyland Software, Inc. 4.75%, 07/01/2022	831,058
	1,582,423	Infor US, Inc. 3.75%, 06/03/2020	1,583,736
		SS&C Technologies, Inc.
	935,291	4.00%, 07/08/2022	947,571
	95,788	4.00%, 07/08/2022	97,045
	821,282	Verint Systems, Inc. 3.57%, 09/06/2019	823,680
	1,676,575	WEX, Inc. 4.27%, 07/01/2023	1,698,840

			11,721,782

		Telecommunications - 0.2%
	2,020,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	2,042,725
	667,785	LTS Buyer LLC 4.25%, 04/13/2020	670,917
		Ziggo Financing Partnership
	851,279	3.50%, 01/15/2022	854,829
	98,429	3.70%, 01/15/2022	98,840

			3,667,311

		Trucking & Leasing - 0.0%
	1,146,457	Consolidated Container Co. 5.00%, 07/03/2019	1,152,190

		Total Senior Floating Rate Interests (cost $127,559,592)	$127,389,016

U.S. GOVERNMENT AGENCIES - 44.0%
		FHLMC - 20.2%
	229,056	0.00%, 11/15/2036(13)	$205,221
	63,711,331	0.30%, 10/25/2020(2)(4)	418,915
	30,599,466	1.96%, 08/25/2018(2)(4)	756,615
	66,100,000	2.50%, 01/01/2032(14)(15)	66,218,775
	4,843,166	3.00%, 03/15/2028(4)	428,732
	3,976,336	3.00%, 08/01/2029	4,091,949
	53,475,000	3.00%, 01/01/2032(14)(15)	54,870,660
	1,245,492	3.00%, 03/15/2033(4)	155,513
	7,133,887	3.00%, 11/01/2036	7,219,331
	11,170,254	3.00%, 11/01/2046	11,106,828
	2,126,460	3.00%, 12/01/2046	2,115,019
	62,775,000	3.00%, 01/01/2047(14)(15)	62,333,968
	9,200,000	3.50%, 01/01/2032(14)(15)	9,594,432
	7,313,577	3.50%, 08/01/2034	7,563,007
	4,978,225	3.50%, 03/15/2041(4)	640,222
	1,789,527	3.50%, 06/01/2046	1,834,154
	118,450,000	3.50%, 01/01/2047(14)(15)	121,286,037
	7,368,653	4.00%, 08/01/2025	7,752,976
	3,415,266	4.00%, 12/15/2026(4)	336,975
	5,995,925	4.00%, 07/15/2027(4)	667,030
	5,681,695	4.00%, 05/01/2042	5,996,617
	1,769,486	4.00%, 08/01/2042	1,875,936
	2,707,565	4.00%, 09/01/2042	2,870,453
	616,282	4.00%, 07/01/2044	647,396
	436,341	4.00%, 06/01/2045	459,453

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
		FHLMC - 20.2% - (continued)
$	3,742,390	4.00%, 01/01/2046	$3,933,521
	2,038,921	4.00%, 02/01/2046	2,143,180
	54,875,000	4.00%, 01/01/2047(14)(15)	57,636,968
	1,651,003	4.50%, 03/15/2041	1,846,821
	1,467,402	4.50%, 09/01/2044	1,576,201
	26,350,000	4.50%, 01/01/2047(14)(15)	28,283,373
	4,262,954	4.75%, 07/15/2039	4,598,210
	7,875,000	5.00%, 01/01/2047(14)(15)	8,574,521
	1,104	5.50%, 10/01/2018	1,127
	81,261	5.50%, 03/01/2028	90,008
	122,356	5.50%, 04/01/2033	135,551
	1,525,837	5.50%, 05/01/2034	1,716,142
	1,917	5.50%, 11/01/2035	2,144
	36,114	5.50%, 05/01/2037	40,145
	84,853	5.50%, 11/01/2037	94,571
	153,834	5.50%, 02/01/2038	171,628
	63,150	5.50%, 04/01/2038	70,444
	77,656	5.50%, 06/01/2038	86,419
	8,670,907	5.50%, 08/01/2038	9,661,016
	816,263	5.50%, 09/01/2038	909,002
	16,597	5.50%, 12/01/2039	18,487
	221,345	5.50%, 02/01/2040	246,508
	710,650	5.50%, 05/01/2040	792,735
	715,997	5.50%, 08/01/2040	797,352
	2,917,321	5.50%, 06/01/2041	3,255,724
	8	6.00%, 04/01/2017	8
	13	6.00%, 05/01/2017	13
	34	6.00%, 07/01/2017	34
	1,695	6.00%, 07/01/2029	1,915
	365,295	6.00%, 10/01/2032	418,929
	436,882	6.00%, 11/01/2032	500,695
	450,819	6.00%, 12/01/2032	517,389
	28,189	6.00%, 11/01/2033	32,251
	50,050	6.00%, 01/01/2034	56,897
	32,094	6.00%, 02/01/2034	36,719
	377,663	6.00%, 08/01/2034	430,972
	412,595	6.00%, 09/01/2034	470,478
	295,350	6.00%, 01/01/2035	334,833
	3,037,814	6.00%, 11/01/2037	3,453,668
	133	6.50%, 07/01/2031	150
	361	6.50%, 08/01/2032	408
	1,453,968	6.50%, 07/15/2036	1,633,314
	249,103	6.50%, 12/01/2037	287,217
	170	7.50%, 09/01/2029	188
	2,718	7.50%, 11/01/2031	3,017

			506,307,107

		FNMA - 17.1%
	218,624	0.00%, 03/25/2036(13)	189,496
	1,881,634	0.00%, 06/25/2036(13)	1,649,658
	6,731,683	1.94%, 04/25/2055(2)(4)	390,307
	6,664,756	1.97%, 08/25/2044(2)(4)	431,170
	7,240,885	1.97%, 05/25/2046(2)(4)	404,699
	3,994,897	2.09%, 06/25/2055(2)(4)	265,836
	1,421,110	2.50%, 06/25/2028(4)	118,385
	66,200,000	2.50%, 01/01/2032(14)(15)	66,304,728
	288,665	2.50%, 01/01/2043	276,108
	5,851,325	2.50%, 02/01/2043	5,596,796
	2,289,785	2.50%, 03/01/2043	2,190,248
	4,732,347	2.50%, 05/01/2043	4,526,621
	3,082,024	2.50%, 06/01/2043	2,943,794

The accompanying notes are an integral part of these financial statements.

162

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
		FNMA - 17.1% - (continued)
$	2,164,744	2.50%, 04/01/2045	$2,061,803
	9,780,000	2.65%, 06/01/2025	9,624,366
	13,400,000	2.69%, 04/01/2025	13,227,900
	1,253,937	3.00%, 09/25/2027(4)	117,340
	9,385,476	3.00%, 01/25/2028(4)	895,780
	4,070,926	3.00%, 04/25/2028(4)	392,976
	12,007,000	3.00%, 01/01/2032(14)(15)	12,321,246
	67,200,000	3.00%, 01/01/2047(14)(15)	66,757,407
	540,000	3.16%, 12/01/2026	545,807
	497,556	3.24%, 12/01/2026	506,296
	569,348	3.34%, 04/01/2024	589,686
	213,646	3.45%, 01/01/2024	222,565
	225,282	3.47%, 01/01/2024	234,957
	2,294,685	3.50%, 10/25/2027(4)	262,388
	2,310,722	3.50%, 05/25/2030(4)	313,585
	2,662,775	3.50%, 10/01/2044	2,740,207
	3,323,154	3.50%, 02/01/2045	3,408,278
	5,427,020	3.50%, 09/01/2046	5,567,599
	2,493,044	3.50%, 10/01/2046	2,557,620
	1,790,066	3.50%, 11/01/2046	1,842,527
	115,350,000	3.50%, 01/01/2047(14)(15)	118,224,741
	563,453	3.67%, 08/01/2023	596,419
	155,000	3.70%, 10/01/2023	163,743
	2,021,053	3.74%, 06/01/2026	2,130,249
	210,000	3.76%, 03/01/2024	223,047
	315,000	3.86%, 12/01/2025	334,878
	165,000	3.86%, 11/01/2023	176,111
	534,245	3.87%, 10/01/2025	567,244
	686,924	3.89%, 05/01/2030	714,974
	728,773	3.93%, 10/01/2023	775,379
	299,045	3.96%, 05/01/2034	311,277
	193,484	3.97%, 05/01/2029	207,760
	3,551,587	4.00%, 06/01/2025	3,746,675
	1,025,873	4.00%, 10/01/2025	1,083,310
	6,045,986	4.00%, 10/01/2040	6,361,354
	2,628,583	4.00%, 11/01/2040	2,773,574
	1,913,535	4.00%, 12/01/2040	2,019,194
	958,255	4.00%, 02/01/2041	1,011,961
	2,324,114	4.00%, 03/01/2041	2,453,478
	1,023,051	4.00%, 03/25/2042(4)	145,494
	1,016,999	4.00%, 08/01/2042	1,072,878
	2,114,780	4.00%, 09/01/2042	2,222,939
	594,252	4.00%, 11/25/2042(4)	88,809
	507,240	4.00%, 03/01/2045	533,504
	4,046,460	4.00%, 05/01/2046	4,258,758
	2,126,898	4.00%, 06/01/2046	2,238,148
	10,330,000	4.00%, 01/01/2047(14)(15)	10,860,018
	443,494	4.06%, 10/01/2028	478,623
	1,111,712	4.50%, 04/01/2025	1,166,997
	1,346,843	4.50%, 07/25/2027(4)	141,016
	1,721,010	4.50%, 09/01/2035	1,854,892
	6,018,141	4.50%, 08/01/2040	6,503,216
	5,838,142	4.50%, 10/01/2040	6,291,747
	2,633,824	4.50%, 10/01/2041	2,838,055
	2,230,229	4.50%, 09/01/2043	2,401,011
	3,000,000	4.50%, 01/01/2047(14)(15)	3,226,758
	1,539	5.00%, 02/01/2018	1,575
	37,896	5.00%, 04/01/2018	38,783
	263,982	5.00%, 05/01/2018	270,220
	309,217	5.00%, 06/01/2018	316,454
	9,037	5.00%, 07/01/2018	9,249

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
		FNMA - 17.1% - (continued)
$	94,690	5.00%, 09/01/2018	$96,906
	240,199	5.00%, 01/01/2020	245,821
	1,279,010	5.00%, 06/01/2022	1,362,575
	446,605	5.00%, 06/01/2025	478,814
	1,079,468	5.00%, 04/25/2038	1,162,716
	798,359	5.46%, 05/25/2042(2)(4)	92,997
	123	5.50%, 01/01/2017	123
	34,675	5.50%, 02/01/2018	35,104
	1,261	5.50%, 06/01/2018	1,285
	6,123	5.50%, 11/01/2018	6,219
	58,730	5.50%, 08/01/2019	60,766
	106,661	5.50%, 09/01/2019	110,100
	23,847	5.50%, 10/01/2019	24,581
	12,580	5.50%, 01/01/2020	12,983
	3,729	5.50%, 03/01/2020	3,861
	510,390	5.50%, 05/01/2020	531,193
	284,158	5.50%, 06/01/2022	299,789
	369,740	5.50%, 06/01/2033	414,179
	395,607	5.50%, 08/01/2033	443,657
	1,769,664	5.50%, 09/01/2033	1,985,282
	1,681,377	5.50%, 12/01/2033	1,903,052
	1,443,773	5.50%, 01/01/2034	1,619,268
	6,156,461	5.50%, 11/01/2035	6,908,092
	1,968,549	5.50%, 04/01/2036	2,201,941
	1,511,636	5.50%, 09/01/2036	1,694,630
	165,749	5.50%, 01/01/2037	184,812
	982,323	5.50%, 04/25/2037	1,090,852
	4,095,623	5.50%, 06/25/2042(4)	983,528
	4,433	6.00%, 03/01/2022	4,529
	717,509	6.00%, 12/01/2032	826,207
	761,084	6.00%, 01/01/2033	871,714
	144,360	6.00%, 02/01/2033	163,965
	781,321	6.00%, 03/01/2033	896,084
	1,893,615	6.00%, 02/01/2037	2,147,550
	109	6.50%, 05/01/2017	110
	1,451	6.50%, 05/01/2031	1,642
	1,420	6.50%, 09/01/2031	1,633
	2,346	6.50%, 07/01/2032	2,724
	2,109	7.00%, 07/01/2029	2,434
	100	7.00%, 12/01/2030	103
	851	7.00%, 02/01/2032	929
	358	7.00%, 03/01/2032	425
	2,137	7.00%, 09/01/2032	2,291
	64,375	7.00%, 10/01/2037	68,082
	3,344	7.50%, 10/01/2022	3,703
	2,288	7.50%, 06/01/2027	2,704
	3,044	7.50%, 10/01/2029	3,177
	19,873	7.50%, 03/01/2030	22,456
	9,069	7.50%, 04/01/2030	9,491
	1,419	7.50%, 06/01/2030	1,626
	2,607	7.50%, 07/01/2030	2,991
	786	7.50%, 08/01/2030	904
	6,172	7.50%, 10/01/2030	6,276
	8,357	7.50%, 01/01/2031	8,584
	4,817	7.50%, 02/01/2031	4,987
	31,735	7.50%, 05/01/2031	36,363
	9,184	7.50%, 06/01/2031	9,472
	2,512	7.50%, 08/01/2031	2,885
	41,835	7.50%, 09/01/2031	43,967
	365	7.50%, 05/01/2032	428

			429,418,253

The accompanying notes are an integral part of these financial statements.

163

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
		GNMA - 6.7%
$	10,272,843	3.00%, 03/15/2045	$10,394,967
	488,283	3.00%, 04/15/2045	494,088
	6,214,232	3.00%, 07/15/2045	6,288,108
	135,529	3.00%, 08/15/2045	137,140
	4,675,000	3.00%, 01/01/2047(14)(15)	4,733,529
	540,839	3.50%, 11/15/2042	568,562
	17,461	3.50%, 12/15/2042	18,227
	386,349	3.50%, 02/15/2043	403,275
	17,669	3.50%, 03/15/2043	18,443
	2,377,521	3.50%, 04/15/2043	2,481,568
	7,247,671	3.50%, 05/15/2043	7,551,510
	23,574,304	3.50%, 10/20/2046	24,536,810
	700,000	3.50%, 01/01/2047(14)(15)	727,658
	8,201,903	4.00%, 07/20/2040	8,747,984
	9,381,254	4.00%, 09/20/2040	10,061,797
	13,935,324	4.00%, 10/20/2040	14,939,050
	2,144,642	4.00%, 12/20/2040	2,309,474
	716,073	4.00%, 05/16/2042(4)	108,538
	449,436	4.00%, 01/20/2044(4)	88,923
	20,000,000	4.00%, 01/01/2047(14)(15)	21,239,452
	337,058	4.50%, 11/15/2039	365,963
	3,013,950	4.50%, 05/15/2040	3,299,929
	9,868,215	4.50%, 05/20/2040	10,630,143
	419,350	4.50%, 07/15/2041	456,507
	1,041,194	4.50%, 01/20/2046	1,112,349
	1,650,000	4.50%, 01/01/2047(14)(15)	1,761,053
	1,060,357	5.00%, 05/20/2040	1,168,096
	2,564,194	5.00%, 06/15/2041	2,821,439
	3,327,713	5.00%, 10/16/2041(4)	566,555
	4,106,513	5.00%, 03/15/2044	4,530,524
	4,400,000	5.00%, 01/01/2047(14)(15)	4,805,625
	676,007	5.50%, 03/15/2033	777,526
	1,049,084	5.50%, 04/15/2033	1,205,193
	1,108,788	5.50%, 05/15/2033	1,279,041
	1,773,632	5.50%, 10/20/2034	1,994,257
	2,084	6.00%, 12/15/2023	2,362
	1,218	6.00%, 01/15/2029	1,381
	1,979	6.00%, 04/15/2029	2,296
	61,854	6.00%, 12/15/2031	70,504
	1,209	6.00%, 10/15/2032	1,402
	32,526	6.00%, 06/15/2033	37,714
	3,253	6.00%, 03/15/2034	3,772
	73,486	6.00%, 08/15/2034	83,526
	91,154	6.00%, 09/15/2034	104,067
	59,400	6.00%, 02/15/2035	67,833
	435,693	6.00%, 12/15/2035	500,618
	77,211	6.00%, 02/15/2036	87,529
	255,304	6.00%, 03/15/2036	291,353
	33,645	6.00%, 04/15/2036	38,141
	205,071	6.00%, 05/15/2036	236,059
	430,244	6.00%, 06/15/2036	494,544
	272,771	6.00%, 07/15/2036	311,431
	44,689	6.00%, 08/15/2036	50,674
	267,058	6.00%, 02/15/2037	305,698
	1,697	6.00%, 05/15/2037	1,924
	586,599	6.00%, 06/15/2037	674,248
	451,943	6.00%, 07/15/2037	512,338
	99,512	6.00%, 08/15/2037	112,875
	91,741	6.00%, 09/15/2037	104,002
	150,530	6.00%, 10/15/2037	170,732
	153,702	6.00%, 11/15/2037	174,332

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
		GNMA - 6.7% - (continued)
$	159,350	6.00%, 12/15/2037	$183,269
	240,101	6.00%, 01/15/2038	275,257
	22,587	6.00%, 02/15/2038	25,605
	49,802	6.00%, 05/15/2038	56,457
	10,792	6.00%, 06/15/2038	12,252
	69,515	6.00%, 08/15/2038	78,895
	172,593	6.00%, 09/15/2038	196,035
	201,336	6.00%, 10/15/2038	234,132
	437,063	6.00%, 11/15/2038	495,639
	251,409	6.00%, 12/15/2038	285,311
	2,856	6.00%, 01/15/2039	3,242
	44,088	6.00%, 08/15/2039	49,983
	132,179	6.00%, 11/15/2039	149,843
	141,273	6.00%, 02/15/2040	160,154
	1,432,751	6.00%, 06/15/2040	1,624,233
	267,139	6.00%, 07/15/2040	302,837
	1,496,035	6.00%, 06/15/2041	1,701,227
	27,467	6.50%, 06/15/2028	31,375
	940	6.50%, 07/15/2028	1,073
	4,290	6.50%, 08/15/2028	4,901
	20,558	6.50%, 09/15/2028	23,483
	3,576	6.50%, 10/15/2028	3,825
	6,288	6.50%, 11/15/2028	7,183
	12,941	6.50%, 12/15/2028	14,782
	18,801	6.50%, 01/15/2029	21,477
	30,551	6.50%, 02/15/2029	34,897
	334,180	6.50%, 03/15/2029	381,721
	50,419	6.50%, 04/15/2029	57,593
	30,716	6.50%, 05/15/2029	35,086
	210,540	6.50%, 06/15/2029	240,493
	9,959	6.50%, 07/15/2029	11,376
	368	6.50%, 03/15/2031	420
	261,672	6.50%, 04/15/2031	298,897
	80,329	6.50%, 05/15/2031	92,650
	13,743	6.50%, 06/15/2031	15,845
	237,615	6.50%, 07/15/2031	271,419
	122,885	6.50%, 08/15/2031	140,368
	168,323	6.50%, 09/15/2031	192,269
	165,095	6.50%, 10/15/2031	188,583
	502,268	6.50%, 11/15/2031	573,723
	89,915	6.50%, 12/15/2031	102,707
	377,687	6.50%, 01/15/2032	431,421
	82,012	6.50%, 02/15/2032	94,716
	60,486	6.50%, 03/15/2032	69,092
	279,267	6.50%, 04/15/2032	321,231
	1,040	6.50%, 05/15/2032	1,187
	39,572	6.50%, 06/15/2032	45,202
	1,105	6.50%, 09/15/2032	1,284
	10,791	7.00%, 06/20/2030	11,997
	991	7.00%, 02/15/2031	1,097
	208	7.00%, 06/15/2031	223
	224	7.00%, 08/15/2031	254
	819	8.50%, 11/15/2024	822

			166,623,701

		Total U.S. Government Agencies (cost $1,094,889,219)	$1,102,349,061

The accompanying notes are an integral part of these financial statements.

164

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 4.4%
		U.S. Treasury Securities - 4.4%
		U.S. Treasury Bonds - 1.4%
$	1,350,000	2.50%, 02/15/2045	$1,202,502
	7,439,000	2.50%, 02/15/2046(16)	6,610,251
	2,800,000	3.00%, 11/15/2044(16)(17)	2,765,986
	5,595,000	3.00%, 05/15/2045(16)	5,519,378
	9,544,000	3.00%, 11/15/2045(16)	9,413,514
	9,260,000	3.13%, 08/15/2044(16)(17)	9,372,129

			34,883,760

		U.S. Treasury Notes - 3.0%
	43,972,007	0.25%, 01/15/2025(8)(16)	43,245,721
	31,835,000	2.00%, 11/15/2026	30,629,981
	200,000	2.38%, 08/15/2024	200,930

			74,076,632

		Total U.S. Government Securities (cost $112,196,131)	$108,960,392

COMMON STOCKS - 0.0%
		Energy - 0.0%
	5,966	Arch Coal, Inc.*	$465,646
	14,557	Templar Energy LLC Class A*(5)(18)	145,573

			611,219

		Utilities - 0.0%
	800,000	TCEH Corp.*(5)(18)	1
	13,339	Vistra Energy Corp.	206,754

			206,755

		Total Common Stocks (cost $732,502)	$817,974

PREFERRED STOCKS - 0.1%
		Banks - 0.1%
	2,242	U.S. Bancorp Series A 3.50%(2)(7)	$1,950,495

		Diversified Financials - 0.0%
	30,000	Citigroup Capital XIII 7.26%(2)	774,600

		Total Preferred Stocks (cost $2,426,720)	$2,725,095

		Total Long-Term Investments (cost $3,072,986,623)	$3,074,788,498

SHORT-TERM INVESTMENTS - 6.7%
		Commercial Paper - 1.0%
		Auto Manufacturers - 0.5%
$	13,195,000	Toyota Motor Credit Corp. 1.22%, 06/29/2017(9)	$13,120,034

		Diversified Financial Services - 0.5%
	13,230,000	KFW International Finance, Inc. 0.81%, 02/01/2017(9)	13,220,658

			26,340,692

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 6.7% - (continued)
	Other Investment Pools & Funds - 5.7%
142,599,666	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$142,599,666

	Total Short-Term Investments (cost $168,936,594)	$168,940,358

Total Investments Excluding Purchased Options (cost $3,241,923,217)	129.4%	$3,243,728,856

Total Purchased Options (cost $135,072)	0.0%	$13,338

Total Investments (cost $3,242,058,289)^	129.4%	$3,243,742,194
Other Assets and Liabilities	(29.4)%	(737,049,836)

Total Net Assets	100.0%	$2,506,692,358

The accompanying notes are an integral part of these financial statements.

165

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $3,243,684,155 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$41,435,835
Unrealized Depreciation	(41,377,796)

Net Unrealized Appreciation	$58,039

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $658,887,137, which represents 26.3% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2016.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Securities disclosed are interest-only strips.

(5)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of these securities was $8,898,574, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $34,814,825, which represents 1.4% of total net assets.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	The rate shown represents current yield to maturity.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of December 31, 2016.

(11)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)	Securities disclosed are principal-only strips.

(14)	Represents or includes a TBA transaction.

(15)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $717,643,265 at December 31, 2016.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

166

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

(18)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
10/2016	800,000	TCEH Corp.	$—
09/2016	14,557	Templar Energy LLC Class A	124,644

			$124,644

At December 31, 2016, the aggregate value of these securities was $145,573, which represents 0.0% of total net assets.

OTC Option Contracts Outstanding at December 31, 2016

Description	Counter- party	Exercise Price/FX Rate/Rate		Expiration Date		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
CNH Put/JPY Call	GSC	16.49	CNH	01/05/17	CNH	60,157,000	$13,338	$135,072	$(121,734)

Total purchased option contracts						60,157,000	$13,338	$135,072	$(121,734)

Futures Contracts Outstanding at December 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	400	03/15/2017	$36,708,625	$36,874,169	$165,544
U.S. Treasury 10-Year Note Future	59	03/22/2017	7,787,527	7,909,688	122,161
U.S. Treasury 2-Year Note Future	250	03/31/2017	54,115,605	54,171,875	56,270
U.S. Treasury 5-Year Note Future	3,525	03/31/2017	415,335,872	414,765,822	(570,050)
U.S. Treasury Long Bond Future	194	03/22/2017	29,520,538	29,227,313	(293,225)
U.S. Ultra Bond Future	332	03/22/2017	53,389,686	53,203,000	(186,686)

Total					$(705,986)

Short position contracts:
U.S. Treasury 10-Year Note Future	1,912	03/22/2017	$238,335,501	$237,625,750	$709,751

Total futures contracts					$3,765

TBA Sale Commitments Outstanding at December 31, 2016

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.50%	$5,100,000	01/01/2047	$(5,654,625)	$7,969
FNMA, 3.50%	6,850,000	01/01/2032	(7,136,442)	(11,372)
FNMA, 4.00%	9,400,000	01/01/2032	(9,676,859)	(30,109)
FNMA, 4.50%	17,400,000	01/01/2047	(18,715,195)	3,165
FNMA, 5.50%	16,400,000	01/01/2047	(18,230,906)	11,532
FNMA, 6.00%	3,300,000	01/01/2047	(3,736,735)	2,062
GNMA, 3.00%	21,800,000	01/01/2047	(22,072,925)	(17,457)
GNMA, 4.00%	53,499,000	01/01/2047	(56,814,472)	(5,222)

Total (proceeds $141,998,727)			$ (142,038,159)	$ (39,432)

At December 31, 2016, the aggregate market value of TBA Sale Commitments Outstanding represents (5.7)% of total net assets.

167

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

OTC Credit Default Swap Contracts Outstanding at December 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06	MSC	USD	2,043,195	(0.32%)	07/25/45	$385,317	$—	$336,472	$(48,845)
ABX.HE.AAA.06	JPM	USD	110,365	(0.18%)	07/25/45	2,438	—	2,463	25
ABX.HE.AAA.06	MSC	USD	369,956	(0.18%)	07/25/45	8,242	—	8,256	14
ABX.HE.AAA.06	GSC	USD	13,213	(0.18%)	07/25/45	1,082	—	295	(787)
ABX.HE.AAA.06	BOA	USD	134,459	(0.18%)	07/25/45	7,311	—	3,000	(4,311)
ABX.HE.AAA.07	GSC	USD	1,607,485	(0.09%)	08/25/37	369,315	—	373,593	4,278
ABX.HE.AAA.07	MSC	USD	2,343,053	(0.09%)	08/25/37	569,955	—	544,544	(25,411)
ABX.HE.AAA.07	CSI	USD	3,907,480	(0.09%)	08/25/37	1,032,228	—	908,129	(124,099)
ABX.HE.PENAAA.06	MSC	USD	1,813,720	(0.11%)	05/25/46	209,579	—	190,237	(19,342)
ABX.HE.PENAAA.06	JPM	USD	2,651,207	(0.11%)	05/25/46	305,625	—	278,071	(27,554)
ABX.HE.PENAAA.06	BOA	USD	1,155,933	(0.11%)	05/25/46	262,975	—	121,240	(141,735)
ABX.HE.PENAAA.06	GSC	USD	1,088,232	(0.11%)	05/25/46	272,058	—	114,142	(157,916)
CMBX.NA.A.7	JPM	USD	2,710,000	(2.00%)	01/17/47	105,670	—	61,561	(44,109)
CMBX.NA.A.9	DEUT	USD	955,000	(2.00%)	09/17/58	48,730	—	53,591	4,861
CMBX.NA.AA.7	CSI	USD	110,000	(1.50%)	01/17/47	3,458	—	1,307	(2,151)
CMBX.NA.AA.7	CSI	USD	3,315,000	(1.50%)	01/17/47	104,198	—	39,384	(64,814)
CMBX.NA.AA.7	CSI	USD	3,315,000	(1.50%)	01/17/47	104,198	—	39,384	(64,814)
CMBX.NA.AA.7	CSI	USD	3,845,000	(1.50%)	01/17/47	120,857	—	45,680	(75,177)
CMBX.NA.AA.8	MSC	USD	1,410,000	(1.50%)	10/17/57	57,115	—	33,123	(23,992)
CMBX.NA.AAA.8	MSC	USD	665,000	(0.50%)	10/17/57	17,554	—	7,590	(9,964)
CMBX.NA.AAA.8	MSC	USD	1,545,000	(0.50%)	10/17/57	40,182	—	17,632	(22,550)
CMBX.NA.AJ.4	DEUT	USD	2,933,974	(0.96%)	02/17/51	538,185	—	688,029	149,844
CMBX.NA.AJ.4	CBK	USD	2,352,110	(0.96%)	02/17/51	418,966	—	551,579	132,613
CMBX.NA.AJ.4	GSC	USD	1,074,969	(0.96%)	02/17/51	173,507	—	251,225	77,718
CMBX.NA.AJ.4	CSI	USD	3,062,181	(0.96%)	02/17/51	758,133	—	718,093	(40,040)
CMBX.NA.AJ.4	MSC	USD	7,174,677	(0.96%)	02/17/51	1,776,486	—	1,682,490	(93,996)
CMBX.NA.AS.6	CSI	USD	3,405,000	(1.00%)	05/11/63	36,635	—	(17,355)	(53,990)
CMBX.NA.AS.6	CSI	USD	4,150,000	(1.00%)	05/11/63	44,650	—	(21,153)	(65,803)
CMBX.NA.AS.7	CBK	USD	2,900,000	(1.00%)	01/17/47	63,826	—	(428)	(64,254)
CMBX.NA.AS.7	GSC	USD	2,340,000	(1.00%)	01/17/47	66,544	—	(216)	(66,760)
CMBX.NA.AS.7	CSI	USD	4,140,000	(1.00%)	01/17/47	75,957	—	(611)	(76,568)
CMBX.NA.AS.8	DEUT	USD	1,115,000	(1.00%)	10/17/57	82,139	—	7,671	(74,468)
CMBX.NA.BBB.7	GSC	USD	1,240,000	(3.00%)	01/17/47	107,628	—	69,809	(37,819)
CMBX.NA.BBB.7	CSI	USD	1,700,000	(3.00%)	01/17/47	166,127	—	95,706	(70,421)
CMBX.NA.BBB.7	CSI	USD	1,985,000	(3.00%)	01/17/47	193,977	—	111,750	(82,227)
CMBX.NA.BBB.7	MSC	USD	2,075,000	(3.00%)	01/17/47	214,704	—	116,817	(97,887)
CMBX.NA.BBB.7	CSI	USD	265,000	(3.00%)	01/17/47	22,787	—	14,919	(7,868)
CMBX.NA.BBB.7	DEUT	USD	900,000	(3.00%)	01/17/47	66,133	—	50,667	(15,466)
CMBX.NA.BBB.7	GSC	USD	705,000	(3.00%)	01/17/47	63,986	—	39,807	(24,179)
CMBX.NA.BBB.7	MSC	USD	1,250,000	(3.00%)	01/17/47	104,245	—	70,372	(33,873)
CMBX.NA.BBB.7	DEUT	USD	920,000	(3.00%)	01/17/47	88,210	—	51,793	(36,417)
CMBX.NA.BBB.7	GSC	USD	1,410,000	(3.00%)	01/17/47	135,433	—	79,379	(56,054)
CMBX.NA.BBB.7	GSC	USD	1,555,000	(3.00%)	01/17/47	145,922	—	87,543	(58,379)
CMBX.NA.BBB.7	DEUT	USD	950,000	(3.00%)	01/17/47	118,828	—	53,482	(65,346)
CMBX.NA.BBB.7	CSI	USD	2,020,000	(3.00%)	01/17/47	182,307	—	113,720	(68,587)
CMBX.NA.BBB.7	GSC	USD	905,000	(3.00%)	01/17/47	126,975	—	50,949	(76,026)
CMBX.NA.BBB.7	MSC	USD	7,150,000	(3.00%)	01/17/47	698,772	—	402,525	(296,247)

Total						$10,499,149	$—	$8,448,256	$(2,050,893)

Sell protection:
CDX.EM.26	BCLY	USD	7,710,000	1.00%	12/20/21	$—	$(589,515)	$(477,238)	$112,277
CDX.EM.26	BCLY	USD	5,143,000	1.00%	12/20/21	—	(426,021)	(318,344)	107,677
CDX.EM.26	BCLY	USD	7,719,000	1.00%	12/20/21	—	(572,889)	(477,794)	95,095
CMBX.NA.A.6	GSC	USD	1,915,000	2.00%	05/11/63	24,998	—	(39,356)	(64,354)
CMBX.NA.AAA.6	JPM	USD	30,046,676	0.50%	05/11/63	—	(1,224,770)	(9,432)	1,215,338
CMBX.NA.AAA.6	UBS	USD	15,702,514	0.50%	05/11/63	—	(418,343)	(4,929)	413,414

The accompanying notes are an integral part of these financial statements.

168

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

OTC Credit Default Swap Contracts Outstanding at December 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: – (continued)
Sell protection: – (continued)
CMBX.NA.AAA.6	JPM	USD	8,146,117	0.50%	05/11/63	$—	$(256,157)	$(2,557)	$253,600
CMBX.NA.AAA.6	UBS	USD	6,626,841	0.50%	05/11/63	—	(212,245)	(2,080)	210,165
CMBX.NA.AAA.6	MLI	USD	5,847,212	0.50%	05/11/63	—	(190,863)	(1,835)	189,028
CMBX.NA.AAA.6	MLI	USD	5,975,152	0.50%	05/11/63	—	(190,618)	(1,875)	188,743
CMBX.NA.AAA.6	MLI	USD	5,707,279	0.50%	05/11/63	—	(188,669)	(1,791)	186,878
CMBX.NA.AAA.6	GSC	USD	14,802,943	0.50%	05/11/63	—	(171,134)	(4,647)	166,487
CMBX.NA.AAA.6	MLI	USD	5,502,377	0.50%	05/11/63	—	(126,089)	(1,727)	124,362
CMBX.NA.AAA.6	MLI	USD	2,853,640	0.50%	05/11/63	—	(96,814)	(895)	95,919
CMBX.NA.AAA.6	DEUT	USD	3,608,280	0.50%	05/11/63	—	(87,951)	(1,133)	86,818
CMBX.NA.AAA.6	CSI	USD	2,633,744	0.50%	05/11/63	—	(61,956)	(827)	61,129
CMBX.NA.AAA.6	CSI	USD	2,633,744	0.50%	05/11/63	—	(61,880)	(826)	61,054
CMBX.NA.AAA.6	CSI	USD	1,659,209	0.50%	05/11/63	—	(60,682)	(521)	60,161
CMBX.NA.AAA.6	GSC	USD	1,829,128	0.50%	05/11/63	—	(58,317)	(574)	57,743
CMBX.NA.AAA.6	MSC	USD	2,518,799	0.50%	05/11/63	—	(58,521)	(791)	57,730
CMBX.NA.AAA.6	DEUT	USD	1,569,252	0.50%	05/11/63	—	(52,818)	(493)	52,325
CMBX.NA.AAA.6	MSC	USD	1,334,364	0.50%	05/11/63	—	(44,912)	(419)	44,493
CMBX.NA.AAA.6	MLI	USD	1,718,181	0.50%	05/11/63	—	(40,369)	(539)	39,830
CMBX.NA.AAA.6	MSC	USD	989,528	0.50%	05/11/63	—	(32,873)	(310)	32,563
CMBX.NA.AAA.6	GSC	USD	819,609	0.50%	05/11/63	—	(27,569)	(257)	27,312
CMBX.NA.AAA.6	MSC	USD	3,468,347	0.50%	05/11/63	—	(27,638)	(1,089)	26,549
CMBX.NA.AAA.6	MSC	USD	1,064,493	0.50%	05/11/63	—	(25,011)	(335)	24,676
CMBX.NA.AAA.6	GSC	USD	609,709	0.50%	05/11/63	—	(20,079)	(192)	19,887
CMBX.NA.AAA.6	MSC	USD	1,734,173	0.50%	05/11/63	—	(14,321)	(544)	13,777
CMBX.NA.BB.6	MSC	USD	5,315,000	5.00%	05/11/63	—	(983,643)	(698,610)	285,033
CMBX.NA.BB.6	CSI	USD	2,800,000	5.00%	05/11/63	—	(518,164)	(368,036)	150,128
CMBX.NA.BB.6	CSI	USD	2,795,000	5.00%	05/11/63	—	(517,238)	(367,378)	149,860
CMBX.NA.BB.6	CSI	USD	2,795,000	5.00%	05/11/63	—	(517,238)	(367,378)	149,860
CMBX.NA.BB.6	CSI	USD	2,795,000	5.00%	05/11/63	—	(517,238)	(367,378)	149,860
CMBX.NA.BB.6	GSC	USD	881,000	5.00%	05/11/63	—	(102,868)	(115,800)	(12,932)
CMBX.NA.BB.6	GSC	USD	2,855,000	5.00%	05/11/63	—	(314,143)	(375,264)	(61,121)
CMBX.NA.BB.8	MSC	USD	5,083,000	5.00%	10/17/57	—	(1,432,970)	(1,267,833)	165,137
CMBX.NA.BB.8	CSI	USD	2,507,000	5.00%	10/17/57	—	(706,712)	(625,311)	81,401
CMBX.NA.BB.8	CSI	USD	2,490,000	5.00%	10/17/57	—	(701,920)	(621,071)	80,849
CMBX.NA.BB.8	GSC	USD	910,000	5.00%	10/17/57	—	(278,905)	(226,978)	51,927
CMBX.NA.BB.8	MSC	USD	865,000	5.00%	10/17/57	—	(250,719)	(215,753)	34,966
CMBX.NA.BB.8	CSI	USD	1,070,000	5.00%	10/17/57	—	(301,628)	(266,886)	34,742
CMBX.NA.BB.8	GSC	USD	655,000	5.00%	10/17/57	—	(195,086)	(163,375)	31,711
CMBX.NA.BB.8	MSC	USD	740,000	5.00%	10/17/57	—	(214,175)	(184,575)	29,600
CMBX.NA.BB.8	GSC	USD	360,000	5.00%	10/17/57	—	(101,024)	(89,793)	11,231
CMBX.NA.BB.8	JPM	USD	770,000	5.00%	10/17/57	—	(171,387)	(192,058)	(20,671)
CMBX.NA.BB.8	GSC	USD	915,000	5.00%	10/17/57	—	(145,605)	(228,226)	(82,621)
CMBX.NA.BB.8	GSC	USD	965,000	5.00%	10/17/57	—	(97,902)	(240,696)	(142,794)
CMBX.NA.BB.8	MLI	USD	1,350,000	5.00%	10/17/57	—	(171,451)	(336,726)	(165,275)
CMBX.NA.BB.8	GSC	USD	1,280,000	5.00%	10/17/57	—	(149,633)	(319,265)	(169,632)
CMBX.NA.BB.8	UBS	USD	1,455,000	5.00%	10/17/57	—	(166,297)	(362,915)	(196,618)
CMBX.NA.BB.8	BOA	USD	2,095,000	5.00%	10/17/57	—	(145,445)	(522,548)	(377,103)
CMBX.NA.BB.9	GSC	USD	1,350,000	5.00%	09/15/58	—	(373,815)	(295,244)	78,571
CMBX.NA.BB.9	GSC	USD	675,000	5.00%	09/15/58	—	(186,908)	(147,622)	39,286
CMBX.NA.BB.9	GSC	USD	675,000	5.00%	09/15/58	—	(185,294)	(147,622)	37,672
CMBX.NA.BB.9	MLI	USD	675,000	5.00%	09/17/58	—	(188,829)	(147,622)	41,207
CMBX.NA.BB.9	JPM	USD	720,000	5.00%	09/17/58	—	(195,999)	(157,464)	38,535
CMBX.NA.BB.9	MLI	USD	665,000	5.00%	09/17/58	—	(181,026)	(145,435)	35,591
CMBX.NA.BBB.6	MSC	USD	465,000	3.00%	05/11/63	—	(41,209)	(26,171)	15,038
CMBX.NA.BBB.8	GSC	USD	2,850,000	3.00%	10/17/57	—	(415,919)	(402,289)	13,630
PrimeX.ARM.2	MSC	USD	3,283,895	4.58%	12/25/37	121,039	—	45,809	(75,230)

Total						$146,037	$(15,809,414)	$(11,300,863)	$4,362,514

Total traded indices						$10,645,186	$(15,809,414)	$(2,852,607)	$2,311,621

169

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

OTC Credit Default Swap Contracts Outstanding at December 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Brazil (Federated Republic of)	GSC	USD	1,495,000	1.00%/2.74%	12/20/21	$—	$(121,502)	$(117,706)	$3,796
Brazil (Federated Republic of)	GSC	USD	1,490,000	1.00%/2.74%	12/20/21	—	(120,650)	(117,312)	3,338

Total						$—	$(242,152)	$(235,018)	$7,134

Total single-name issues						$—	$(242,152)	$(235,018)	$7,134

Total OTC contracts						$10,645,186	$(16,051,566)	$(3,087,625)	$2,318,755

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on December 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.27	USD	50,515,000	(5.00%)	12/20/21	$(1,774,633)	$(3,126,196)	$(1,351,563)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.27	USD	11,409,000	5.00%	12/20/21	$678,096	$706,062	$27,966
CDX.NA.IG.27	USD	25,897,000	1.00%	12/20/21	331,506	397,359	65,853
ITRAXX.EUR.26	EUR	36,290,000	1.00%	12/20/21	389,617	525,350	135,733
ITRAXX.XOV.26	EUR	15,123,000	5.00%	12/20/21	1,130,141	1,501,034	370,893

Total					$2,529,360	$3,129,805	$600,445

Total					$754,727	$3,609	$(751,118)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at December 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	1.81% Fixed	CPURNSA	USD	35,710,000	09/04/25	$—	$—	$1,031,036	$1,031,036
BOA	1.82% Fixed	CPURNSA	USD	39,085,000	09/22/25	—	—	1,107,612	1,107,612
GSC	CPURNSA	6.26% Fixed	INR	348,020,000	09/12/21	—	—	6,568	6,568

Total						$—	$—	$2,145,216	$2,145,216

The accompanying notes are an integral part of these financial statements.

170

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	1.62% Fixed	USD	13,700,000	11/14/26	$—	$—	$170,826	$170,826
3M USD LIBOR	1.75% Fixed	USD	15,625,000	03/15/27	—	(442,500)	885,292	1,327,792

Total					$—	$(442,500)	$1,056,118	$1,498,618

Foreign Currency Contracts Outstanding at December 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Sell	03/15/17	GSC	$2,532,431	$2,590,575	$(58,144)
BRL	Sell	03/15/17	SSG	13,866,856	14,403,888	(537,032)
COP	Sell	03/15/17	SSG	3,775,876	3,778,856	(2,980)
EUR	Buy	03/15/17	BOA	962,014	887,602	(74,412)
EUR	Buy	03/15/17	BOA	1,283,414	1,183,470	(99,944)
EUR	Buy	03/15/17	CBK	2,369,850	2,255,990	(113,860)
EUR	Buy	03/15/17	UBS	1,622,468	1,495,188	(127,280)
EUR	Sell	01/31/17	NAB	544,217	543,011	1,206
EUR	Sell	01/31/17	BCLY	16,270,284	16,412,642	(142,358)
EUR	Sell	03/15/17	BOA	5,923,641	5,822,249	101,392
EUR	Sell	03/15/17	MSC	4,501,927	4,451,748	50,179
GBP	Sell	01/31/17	BOA	3,604,469	3,588,193	16,276
JPY	Sell	01/11/17	CBK	26,563,632	23,548,585	3,015,047
MXN	Sell	03/15/17	JPM	4,734,909	4,536,848	198,061
RON	Sell	06/26/17	CBK	10,639,254	9,921,580	717,674
RON	Sell	08/28/17	JPM	3,319,296	3,029,985	289,311
RON	Sell	08/28/17	BNP	2,003,824	1,831,271	172,553
RUB	Sell	03/15/17	BCLY	5,086,057	5,373,493	(287,436)
THB	Sell	03/15/17	JPM	6,566,751	6,527,706	39,045
TRY	Buy	03/15/17	GSC	2,229,453	2,217,390	(12,063)
TRY	Buy	03/15/17	BCLY	2,275,699	2,217,111	(58,588)
TRY	Sell	03/15/17	HSBC	982,832	893,596	89,236
TRY	Sell	03/15/17	BNP	977,654	888,574	89,080
TRY	Sell	03/15/17	BCLY	973,909	886,621	87,288
TRY	Sell	03/15/17	HSBC	961,112	884,668	76,444
TRY	Sell	03/15/17	JPM	947,057	881,041	66,016
ZAR	Sell	03/15/17	CBK	720	718	2

Total						$3,494,713

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

171

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

172

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$751,054,884	$—	$742,301,884	$8,753,000
Corporate Bonds	845,147,451	—	845,147,451	—
Foreign Government Obligations	103,786,326	—	103,786,326	—
Municipal Bonds	32,558,299	—	32,558,299	—
Senior Floating Rate Interests	127,389,016	—	127,389,016	—
U.S. Government Agencies	1,102,349,061	—	1,102,349,061	—
U.S. Government Securities	108,960,392	—	108,960,392	—
Common Stocks
Energy	611,219	465,646	—	145,573
Utilities	206,755	206,754	—	1
Preferred Stocks	2,725,095	2,725,095	—	—
Short-Term Investments	168,940,358	142,599,666	26,340,692	—
Purchased Options	13,338	—	13,338	—
Foreign Currency Contracts (2)	5,008,810	—	5,008,810	—
Futures Contracts (2)	1,053,726	1,053,726	—	—
Swaps - Credit Default (2)	6,707,797	—	6,707,797	—
Swaps - Interest Rate (2)	3,643,834	—	3,643,834	—

Total	$3,260,156,361	$147,050,887	$3,104,206,900	$8,898,574

Liabilities
Foreign Currency Contracts (2)	$(1,514,097)	$—	$(1,514,097)	$—
Futures Contracts (2)	(1,049,961)	(1,049,961)	—	—
Swaps - Credit Default (2)	(5,140,160)	—	(5,140,160)	—
TBA Sale Commitments	(142,038,159)	—	(142,038,159)	—

Total	$(149,742,377)	$(1,049,961)	$(148,692,416)	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Total
Beginning balance	$—	$—	$—
Purchases	8,753,000	124,644	8,877,644
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	20,930	20,930
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Ending balance	$8,753,000	$145,574	$8,898,574

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $20,930.

The accompanying notes are an integral part of these financial statements.

173

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 23.8%
		Asset-Backed-Automobile - 10.7%
		AmeriCredit Automobile Receivables
$	765,039	1.26%, 04/08/2019	$765,092
	1,022,722	1.26%, 11/08/2019	1,022,716
	1,226,376	1.42%, 10/08/2019	1,227,271
	505,000	1.46%, 05/10/2021	502,468
	337,876	1.52%, 06/10/2019	338,246
		Capital Auto Receivables Asset Trust
	105,922	0.99%, 10/20/2017	105,876
	2,200,000	1.62%, 03/20/2019	2,204,019
		CarMax Auto Owner Trust
	887,578	1.09%, 04/15/2019	887,477
	3,060,000	1.21%, 11/15/2019	3,053,927
	1,794,587	1.24%, 06/17/2019	1,794,788
	2,400,000	1.32%, 07/15/2019	2,399,841
	2,000,000	1.56%, 11/16/2020	2,000,761
		Chesapeake Funding LLC
	894,297	1.07%, 03/07/2026(1)(2)	891,224
	1,545,000	1.67%, 03/15/2028(1)(2)	1,555,645
		Chrysler Capital Auto Receivables Trust
	805,000	1.36%, 01/15/2020(2)	803,923
	2,000,000	1.76%, 12/16/2019(2)	2,006,317
		Enterprise Fleet Financing LLC
	52,939	0.87%, 09/20/2019(2)	52,900
	635,000	1.74%, 02/22/2022(2)	633,202
		Fifth Third Auto Trust
	1,750,000	1.42%, 03/16/2020	1,751,042
		Ford Credit Auto Lease Trust
	3,000,000	1.38%, 12/15/2018	3,002,861
		Ford Credit Auto Owner Trust
	262,586	0.95%, 08/15/2018	262,515
	2,335,000	1.04%, 09/15/2019	2,329,984
		GM Financial Automobile Leasing Trust
	957,631	1.28%, 10/22/2018	957,382
	2,945,000	1.53%, 09/20/2018	2,948,979
	590,000	1.61%, 12/20/2019	588,265
	1,010,000	1.68%, 12/20/2018	1,012,737
	2,000,000	Harley-Davidson Motorcycle Trust 1.41%, 06/15/2020	2,001,270
	1,745,000	Huntington Auto Trust 1.29%, 05/15/2019	1,744,387
	810,000	Hyundai Auto Lease Securitization Trust 1.52%, 10/15/2019(2)	810,139
	2,191,722	M&T Bank Automotive Receivables Trust 1.57%, 08/15/2018(2)	2,192,695
	1,060,000	Mercedes-Benz Auto Lease Trust 1.15%, 01/15/2019	1,058,706
	1,205,000	Mercedes-Benz Auto Receivables Trust 1.26%, 02/16/2021	1,195,304
		Nissan Auto Lease Trust
	1,258,338	1.18%, 12/15/2017	1,258,715
	2,939,293	1.22%, 08/15/2018	2,939,162
	3,000,000	1.29%, 03/16/2020	3,001,350
	1,315,000	Nissan Auto Receivables Owner Trust 1.05%, 04/15/2019	1,313,713
		Prestige Auto Receivables Trust
	1,635,000	1.46%, 07/15/2020(2)	1,632,221
	1,190,616	1.78%, 08/15/2019(2)	1,192,286
	450,000	Toyota Auto Receivables Owner Trust 1.30%, 04/15/2020	448,557
	1,840,000	Volkswagen Auto Loan Enhanced Trust 1.16%, 03/20/2020	1,837,805

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -23.8% - (continued)
		Asset-Backed-Automobile - 10.7% - (continued)
		Westlake Automobile Receivables Trust
$	439,031	1.28%, 07/16/2018(2)	$439,000
	1,245,000	1.57%, 06/17/2019(2)	1,246,090
		Wheels SPV LLC
	66,870	0.84%, 03/20/2023(2)	66,828
	420,000	1.59%, 05/20/2025(2)	418,572
		World Omni Auto Receivables Trust
	829,073	0.96%, 07/15/2019	828,574
	1,340,000	1.10%, 01/15/2020	1,337,006
		World Omni Automobile Lease Securitization Trust
	1,374,879	1.06%, 05/15/2018	1,373,956
	1,635,000	1.37%, 01/15/2020	1,635,790

			65,071,584

		Asset-Backed-Credit Card - 6.4%
	1,485,000	American Express Credit Account Master Trust 1.26%, 01/15/2020	1,485,939
	2,995,000	BA Credit Card Trust 1.08%, 06/15/2021(1)	3,002,531
		Cabela’s Credit Card Master Note Trust
	1,085,000	1.05%, 03/16/2020(1)	1,085,099
	1,785,000	1.78%, 06/15/2022	1,779,902
	2,500,000	Capital One Multi-Asset Execution Trust 1.15%, 02/15/2022(1)	2,510,156
	2,480,000	CARDS II Trust 1.40%, 07/15/2021(1)(2)	2,489,481
		Chase Issuance Trust
	6,000,000	1.12%, 11/16/2020(1)	6,017,921
	2,250,000	1.27%, 07/15/2021	2,219,996
	2,045,000	Citibank Credit Card Issuance Trust 1.02%, 02/22/2019	2,044,921
	4,750,000	Evergreen Credit Card Trust 1.42%, 04/15/2020(1)(2)	4,771,091
	3,125,000	Golden Credit Card Trust 1.20%, 03/15/2019(1)(2)	3,123,986
		Synchrony Credit Card Master Note Trust
	2,855,000	1.60%, 04/15/2021	2,857,409
	3,500,000	1.61%, 11/15/2020	3,506,569
	2,380,000	Trillium Credit Card Trust II 1.48%, 05/26/2021(1)(2)	2,386,010

			39,281,011

		Asset-Backed-Finance & Insurance - 5.2%
		Ally Master Owner Trust
	4,380,000	1.17%, 01/15/2019(1)	4,380,463
	2,500,000	1.19%, 10/15/2019(1)	2,507,343
	2,000,000	1.54%, 09/15/2019	2,002,845
	3,275,000	1.60%, 10/15/2019	3,280,057
		CNH Equipment Trust
	1,520,000	1.26%, 02/18/2020	1,517,736
	1,185,000	1.31%, 10/15/2019	1,185,100
		Ford Credit Floorplan Master Owner Trust
	2,105,000	1.10%, 02/15/2019(1)	2,105,360
	1,745,000	1.23%, 07/15/2020(1)	1,749,260
	1,380,000	1.30%, 08/15/2020(1)	1,385,921
	1,150,000	GMF Floorplan Owner Revolving Trust 1.04%, 05/15/2020(1)(2)	1,150,501

The accompanying notes are an integral part of these financial statements.

174

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 23.8% - (continued)
		Asset-Backed-Finance & Insurance - 5.2% - (continued)
		John Deere Owner Trust
$	1,515,000	1.09%, 02/15/2019	$1,513,257
	530,219	1.39%, 12/16/2019	530,253
		Kubota Credit Owner Trust
	719,075	1.16%, 05/15/2018(2)	719,100
	780,000	1.25%, 04/15/2019(2)	778,380
		New York City Tax Lien
	768,730	1.34%, 11/10/2028(2)	764,886
	687,223	1.47%, 11/10/2029(2)	687,911
	2,250,000	Verizon Owner Trust 1.42%, 01/20/2021(2)	2,234,341
	533,511	Volvo Financial Equipment LLC 0.82%, 04/16/2018(2)	533,165
	3,000,000	Wells Fargo Dealer Floorplan Master Note Trust 1.49%, 04/22/2019(1)	3,003,444

			32,029,323

		Asset-Backed-Student Loan - 0.3%
	939,827	Navient Student Loan Trust 1.24%, 03/25/2066(1)(2)	940,315
	1,112,104	SLM Student Loan Trust 1.00%, 01/25/2027(1)	1,100,354

			2,040,669

		Commercial Mortgage-Backed Securities - 1.2%
		Community or Commercial Mortgage Trust
	1,130,000	1.50%, 03/15/2029(1)(2)	1,125,083
	1,300,000	1.91%, 01/10/2046	1,304,379
	3,635,703	LB-UBS Commercial Mortgage Trust 6.11%, 04/15/2041(1)	3,769,192
	425,410	Morgan Stanley Capital I Trust 2.11%, 03/15/2045	425,286
	390,852	WFRBS Commercial Mortgage Trust 2.19%, 04/15/2045	390,921

			7,014,861

		Total Asset & Commercial Mortgage Backed Securities (cost $145,556,006)	$145,437,448

CORPORATE BONDS - 45.1%
		Agriculture - 0.6%
$	2,000,000	BAT International Finance plc 1.47%, 06/15/2018(1)(2)	$2,000,384
	1,425,000	Reynolds American, Inc. 2.30%, 06/12/2018	1,434,033

			3,434,417

		Auto Manufacturers - 4.6%
	2,500,000	American Honda Finance Corp. 1.34%, 07/13/2018(1)	2,508,345
		Daimler Finance North America LLC
	1,750,000	1.50%, 07/05/2019(2)	1,721,781
	2,000,000	1.65%, 05/18/2018(2)	1,996,300
		Ford Motor Credit Co. LLC
	2,150,000	1.66%, 01/17/2017(1)	2,150,467
	2,000,000	1.72%, 12/06/2017	1,998,488
	2,500,000	1.78%, 03/12/2019(1)	2,503,657
	1,500,000	Harley-Davidson Financial Services, Inc. 2.25%, 01/15/2019(2)	1,506,452

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.1% - (continued)
		Auto Manufacturers - 4.6% - (continued)
		Nissan Motor Acceptance Corp.
$	1,375,000	1.49%, 03/03/2017(1)(2)	$1,376,218
	2,000,000	1.50%, 03/02/2018(2)	1,994,500
		PACCAR Financial Corp.
	1,000,000	1.40%, 05/18/2018	998,904
	1,500,000	1.55%, 12/06/2018(1)	1,509,599
		Toyota Motor Credit Corp.
	2,000,000	1.13%, 05/16/2017	1,998,962
	1,850,000	1.19%, 01/12/2018(1)	1,852,568
	1,250,000	1.20%, 04/06/2018	1,244,446
	3,000,000	Volkswagen Group of America Finance LLC 1.39%, 05/22/2018(1)(2)	2,985,726

			28,346,413

		Beverages - 1.8%
	5,000,000	Anheuser-Busch InBev Finance, Inc. 1.29%, 02/01/2019(1)	5,005,540
	6,000,000	Anheuser-Busch InBev Worldwide, Inc. 1.58%, 08/01/2018(1)	6,036,846

			11,042,386

		Chemicals - 0.5%
	1,250,000	Air Liquide Finance S.A. 1.38%, 09/27/2019(2)	1,228,790
	2,000,000	Monsanto Co. 1.15%, 06/30/2017	1,998,496

			3,227,286

		Commercial Banks - 20.8%
	3,000,000	Australia & New Zealand Banking Group Ltd. 1.26%, 01/10/2017(1)(2)	3,000,243
		Bank of America Corp.
	2,000,000	1.70%, 08/25/2017	2,002,674
	2,000,000	1.92%, 01/15/2019(1)	2,017,894
	1,280,000	2.00%, 01/11/2018	1,282,945
	2,000,000	2.07%, 03/22/2018(1)	2,013,462
	720,000	5.65%, 05/01/2018	754,389
		Bank of Montreal
	1,350,000	1.35%, 08/28/2018	1,343,601
	2,000,000	1.40%, 04/10/2018	1,994,834
	1,750,000	Bank of Nova Scotia 1.65%, 06/14/2019	1,733,963
	2,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 1.26%, 09/08/2017(1)(2)	1,998,040
	2,815,000	Barclays Bank plc 1.49%, 02/17/2017(1)	2,815,966
		BB&T Corp.
	2,500,000	1.55%, 02/01/2019(1)	2,510,695
	1,500,000	1.57%, 06/15/2020(1)	1,501,944
	6,000,000	BPCE S.A. 1.73%, 02/10/2017(1)	6,005,034
	4,000,000	Citigroup, Inc. 1.64%, 04/08/2019(1)	4,004,864
	2,000,000	Commonwealth Bank of Australia 1.52%, 11/07/2019(1)(2)	2,000,902
		Credit Agricole S.A.
	1,775,000	1.50%, 06/12/2017(1)(2)	1,777,128
	2,500,000	1.92%, 06/10/2020(1)(2)	2,508,540
		Credit Suisse AG
	1,700,000	1.38%, 05/26/2017	1,700,394
	2,250,000	1.57%, 04/27/2018(1)	2,249,048
	2,250,000	1.70%, 04/27/2018	2,245,041

The accompanying notes are an integral part of these financial statements.

175

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.1% - (continued)
		Commercial Banks - 20.8% - (continued)
$	2,000,000	Danske Bank A/S 1.53%, 09/06/2019(1)(2)	$2,001,300
		Deutsche Bank AG London
	2,000,000	1.35%, 05/30/2017	1,995,668
	2,000,000	1.51%, 02/13/2017(1)	1,999,524
		Fifth Third Bank
	2,350,000	1.59%, 09/27/2019(1)	2,350,623
	2,000,000	1.82%, 08/20/2018(1)	2,012,824
		Goldman Sachs Group, Inc.
	2,000,000	2.04%, 04/23/2020(1)	2,019,112
	1,000,000	2.09%, 04/30/2018(1)	1,008,710
	3,500,000	2.24%, 11/15/2021(1)	3,518,914
	3,000,000	HSBC Bank plc 1.55%, 05/15/2018(1)(2)	3,001,014
	1,000,000	Huntington National Bank 1.31%, 04/24/2017(1)	1,000,149
		ING Bank N.V.
	2,300,000	1.52%, 03/16/2018(1)(2)	2,303,825
	1,000,000	1.65%, 08/15/2019(2)	986,474
		JP Morgan Chase & Co.
	1,500,000	1.44%, 03/01/2018(1)	1,502,792
	3,000,000	1.52%, 01/28/2019(1)	3,009,633
		KeyBank NA
	1,600,000	1.45%, 06/01/2018(1)	1,601,994
	1,000,000	1.60%, 08/22/2019	986,306
		Manufacturers & Traders Trust Co.
	3,000,000	1.26%, 01/30/2017(1)	3,000,717
	1,500,000	1.40%, 07/25/2017	1,500,792
		Morgan Stanley
	3,000,000	1.73%, 01/24/2019(1)	3,018,720
	1,275,000	5.95%, 12/28/2017	1,327,058
	3,000,000	Nordea Bank AB 1.36%, 04/04/2017(1)(2)	3,002,172
		PNC Bank NA
	2,000,000	1.45%, 07/29/2019	1,972,790
	870,000	1.70%, 12/07/2018	868,425
	3,000,000	Royal Bank of Canada 1.21%, 01/23/2017(1)	3,000,540
	2,000,000	Santander Bank NA 1.80%, 01/12/2018(1)	2,001,250
		Santander UK plc
	1,500,000	1.41%, 09/29/2017(1)	1,497,369
	2,500,000	1.78%, 08/24/2018(1)	2,504,155
	3,000,000	Societe Generale S.A. 2.08%, 10/01/2018(1)	3,025,572
	2,000,000	Standard Chartered plc 1.52%, 04/17/2018(1)(2)	1,992,332
		Sumitomo Mitsui Banking Corp.
	3,000,000	1.31%, 01/10/2017(1)	3,000,150
	1,250,000	1.55%, 10/19/2018(1)	1,254,151
	3,000,000	SunTrust Banks, Inc. 1.35%, 02/15/2017(1)	3,000,333
	1,665,000	Svenska Handelsbanken AB 1.44%, 09/06/2019(1)	1,665,000
		Toronto-Dominion Bank
	3,000,000	1.12%, 05/02/2017(1)	3,001,140
	2,250,000	1.45%, 08/13/2019	2,217,667
	875,000	U.S. Bancorp 1.40%, 11/15/2018(1)	876,897
	1,500,000	UBS AG 1.70%, 03/26/2018(1)	1,504,989

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.1% - (continued)
		Commercial Banks - 20.8% - (continued)
		Wells Fargo Bank NA
$	2,000,000	1.60%, 12/06/2019(1)	$2,004,852
	1,500,000	1.65%, 01/22/2018	1,499,960

			127,497,494

		Commercial Services - 0.2%
	1,370,000	Catholic Health Initiatives 1.60%, 11/01/2017	1,375,994

		Diversified Financial Services - 2.8%
		American Express Credit Corp.
	1,500,000	1.13%, 06/05/2017	1,499,764
	2,500,000	1.54%, 03/18/2019(1)	2,504,770
	1,500,000	Capital One Bank USA NA 1.30%, 06/05/2017	1,498,934
		General Electric Co.
	2,000,000	1.19%, 05/15/2017(1)	2,001,574
	3,000,000	1.71%, 04/02/2018(1)	3,021,618
	3,750,000	Macquarie Group Ltd. 1.89%, 01/31/2017(1)(2)	3,752,786
	1,465,000	Protective Life Global Funding 1.72%, 04/15/2019(2)	1,453,279
	1,700,000	Synchrony Financial 2.11%, 02/03/2020(1)	1,680,763

			17,413,488

		Electric - 0.3%
	905,000	Exelon Corp. 1.55%, 06/09/2017	903,353
	1,080,000	Pacific Gas & Electric Co. 1.13%, 11/30/2017(1)	1,080,342

			1,983,695

		Electronics - 0.3%
	2,000,000	Honeywell International, Inc. 1.17%, 10/30/2019(1)	2,003,120

		Healthcare-Products - 0.6%
	1,820,000	Medtronic, Inc. 1.50%, 03/15/2018	1,820,027
	1,750,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	1,750,422

			3,570,449

		Healthcare-Services - 0.9%
	2,500,000	Roche Holdings, Inc. 1.34%, 09/30/2019(1)(2)	2,502,225
	2,700,000	UnitedHealth Group, Inc. 1.33%, 01/17/2017(1)	2,700,467

			5,202,692

		Home Furnishings - 0.4%
	2,645,000	Whirlpool Corp. 1.35%, 03/01/2017	2,645,513

		Insurance - 2.8%
	2,000,000	Berkshire Hathaway, Inc. 1.15%, 08/15/2018	1,989,962
	1,500,000	MassMutual Global Funding II 1.55%, 10/11/2019(2)	1,482,260
	2,460,000	Metropolitan Life Global Funding I 1.75%, 12/19/2018(2)	2,460,841
	3,500,000	New York Life Global Funding 1.13%, 03/01/2017(2)	3,499,765

The accompanying notes are an integral part of these financial statements.

176

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.1% - (continued)
		Home Furnishings - 0.4% - (continued)
$	2,000,000	Principal Life Global Funding II 1.13%, 02/24/2017(2)	$1,999,904
	1,450,000	1.20%, 05/19/2017(2)	1,449,867
	4,000,000	Prudential Financial, Inc. 1.69%, 08/15/2018(1)	4,013,952

			16,896,551

		IT Services - 0.6%
	3,500,000	Hewlett Packard Enterprise Co. 2.45%, 10/05/2017	3,519,460

		Machinery-Construction & Mining - 0.4%
	2,175,000	Caterpillar Financial Services Corp. 1.17%, 03/03/2017(1)	2,176,007

		Media - 1.2%
	3,000,000	NBCUniversal Enterprise, Inc. 1.57%, 04/15/2018(1)(2)	3,018,453
	3,000,000	Thomson Reuters Corp. 1.30%, 02/23/2017	3,000,126
	1,315,000	Walt Disney Co. 0.88%, 07/12/2019	1,288,566

			7,307,145

		Oil & Gas - 2.4%
	4,000,000	BP Capital Markets plc 1.63%, 09/26/2018(1)	4,015,204
	2,345,000	1.67%, 02/13/2018	2,347,369
	3,000,000	ConocoPhillips Co. 1.24%, 05/15/2018(1)	2,991,180
	2,500,000	Exxon Mobil Corp. 1.44%, 03/01/2018	2,503,005
	3,000,000	Statoil ASA 1.34%, 11/08/2018(1)	3,003,615

			14,860,373

		Oil & Gas Services - 0.3%
	1,800,000	Schlumberger Holdings Corp. 1.90%, 12/21/2017(2)	1,806,773

		Pharmaceuticals - 2.5%
	2,000,000	Actavis Funding SCS 1.30%, 06/15/2017	1,998,916
	4,700,000	2.03%, 03/12/2018(1)	4,727,302
	1,750,000	Baxalta, Inc. 1.78%, 06/22/2018(1)	1,750,432
	2,000,000	Bayer US Finance LLC 1.14%, 10/06/2017(1)(2)	1,996,912
	1,500,000	Express Scripts Holding Co. 1.25%, 06/02/2017	1,494,422
	3,300,000	McKesson Corp. 1.29%, 03/10/2017	3,300,795

			15,268,779

		Pipelines - 0.3%
	1,800,000	Enbridge, Inc. 1.38%, 06/02/2017(1)	1,800,167

		REITS - 0.1%
	570,000	Ventas Realty L.P. 1.25%, 04/17/2017	569,735

		Retail - 0.2%
	1,500,000	CVS Health Corp. 1.90%, 07/20/2018	1,505,765

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.1% - (continued)
		Software - 0.1%
$	405,000	Fidelity National Information Services, Inc. 1.45%, 06/05/2017	$405,160

		Telecommunications - 0.2%
	1,190,000	British Telecommunications plc 1.25%, 02/14/2017	1,190,061

		Trucking & Leasing - 0.2%
	1,145,000	GATX Corp. 1.25%, 03/04/2017	1,144,685

		Total Corporate Bonds (cost $276,100,972)	$276,193,608

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
		Switzerland - 0.5%
$	3,200,000	Credit Suisse NY 1.75%, 11/14/2017	$3,200,199

		Total Foreign Government Obligations (cost $3,200,000)	$3,200,199

MUNICIPAL BONDS - 0.3%
		General - 0.3%
$	1,750,000	State of Illinois 5.13%, 07/01/2017	$1,777,877

		Total Municipal Bonds (cost $1,778,915)	$1,777,877

U.S. GOVERNMENT AGENCIES - 13.5%
		FFCB - 5.1%
$	25,000,000	0.67%, 10/18/2017	$24,973,850
	6,000,000	0.90%, 06/08/2017	6,004,722

			30,978,572

		FHLB - 2.4%
	15,000,000	0.75%, 09/08/2017	14,992,620

		FHLMC - 6.0%
	1,500,000	0.75%, 05/25/2017	1,500,708
	20,000,000	0.88%, 02/22/2017	20,008,960
	15,000,000	1.00%, 09/29/2017	15,014,535

			36,524,203

		Total U.S. Government Agencies (cost $82,525,764)	$82,495,395

U.S. GOVERNMENT SECURITIES - 16.0%
		Other Direct Federal Obligations - 12.1%
		FHLB - 12.1%
$	10,000,000	0.75%, 02/13/2017	$10,002,490
	5,000,000	0.63%, 04/26/2017	4,999,430
	31,800,000	1.00%, 06/09/2017	31,842,962
	26,955,000	0.88%, 05/24/2017	26,968,612

			73,813,494

			73,813,494

The accompanying notes are an integral part of these financial statements.

177

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 16.0% - (continued)
		U.S. Treasury Securities - 3.9%
		U.S. Treasury Notes - 3.9%
$	10,000,000	0.75%, 10/31/2017	$9,991,020
	14,000,000	0.75%, 01/31/2018	13,970,474

			23,961,494

			23,961,494

		Total U.S. Government Securities (cost $97,798,697)	$97,774,988

		Total Long-Term Investments (cost $606,960,354)	$606,879,515

SHORT-TERM INVESTMENTS - 0.7%
		Other Investment Pools & Funds - 0.7%
	4,368,377	Fidelity Institutional Government Fund, Institutional Class	$4,368,377

		Total Short-Term Investments (cost $4,368,377)	$4,368,377

Total Investments (cost $611,328,731) ^	99.9%	$611,247,892
Other Assets and Liabilities	0.1%	501,405

Total Net Assets	100.0%	$611,749,297

The accompanying notes are an integral part of these financial statements.

178

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $611,328,731 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$533,800
Unrealized Depreciation	(614,639)

Net Unrealized Depreciation	$(80,839)

(1)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2016.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $100,450,478, which represents 16.4% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.

The accompanying notes are an integral part of these financial statements.

179

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$145,437,448	$—	$145,437,448	$—
Corporate Bonds	276,193,608	—	276,193,608	—
Foreign Government Obligations	3,200,199	—	3,200,199	—
Municipal Bonds	1,777,877	—	1,777,877	—
U.S. Government Agencies	82,495,395	—	82,495,395	—
U.S. Government Securities	97,774,988	—	97,774,988	—
Short-Term Investments	4,368,377	4,368,377	—	—

Total	$611,247,892	$4,368,377	$606,879,515	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

180

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.3%
		Asset-Backed-Automobile - 0.8%
$	149,585	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	$149,746
	3,350,000	Westlake Automobile Receivables Trust 3.40%, 01/15/2021(1)	3,362,239

			3,511,985

		Asset-Backed-Finance & Insurance - 6.7%
		Ares CLO Ltd.
	4,755,000	2.33%, 04/20/2023(1)(2)	4,724,202
	3,135,000	2.40%, 04/17/2026(1)(2)	3,141,386
		Cent CLO Ltd.
	1,530,000	2.00%, 07/23/2025(1)(2)	1,526,198
	1,000,000	2.28%, 07/27/2026(1)(2)	999,494
	4,085,000	Dryden Senior Loan Fund 2.23%, 04/18/2026(1)(2)	4,085,229
	695,000	Ford Credit Floorplan Master Owner Trust 2.32%, 01/15/2019	695,271
	580,000	Green Tree Agency Advance Funding Trust 2.38%, 10/15/2048(1)	575,285
	1,700,000	Limerock CLO Ltd. 2.38%, 04/18/2026(1)(2)	1,699,611
	3,400,000	Madison Park Funding Ltd. 2.16%, 10/23/2025(1)(2)	3,404,158
	1,285,000	Shackleton CLO Ltd. 2.92%, 04/15/2027(1)(2)(3)	1,285,000
		Springleaf Funding Trust
	912,725	2.41%, 12/15/2022(1)	913,061
	4,720,000	3.16%, 11/15/2024(1)	4,757,288
	893,536	Structured Asset Securities Corp. 2.26%, 02/25/2033(2)	887,147
	1,370,000	Voya CLO Ltd. 2.33%, 07/17/2026(1)(2)	1,370,948

			30,064,278

		Asset-Backed-Home Equity - 1.0%
	904,116	Morgan Stanley Asset Backed Securities Capital I, Inc. Trust 2.26%, 11/25/2032(2)	891,932
	3,606,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	3,568,321

			4,460,253

		Commercial Mortgage-Backed Securities - 1.9%
		FREMF Mortgage Trust
	460,000	3.08%, 03/25/2045(1)(2)	460,678
	1,500,000	3.81%, 08/25/2045(1)(2)	1,537,893
	2,645,000	3.82%, 06/25/2047(1)(2)	2,713,074
	1,665,000	4.17%, 11/25/2044(1)(2)	1,714,532
	1,990,000	5.63%, 04/25/2020(1)(2)	2,160,888

			8,587,065

		Whole Loan Collateral CMO - 7.9%
	1,469,060	COLT Mortgage Loan Trust 2.75%, 09/25/2046(1)(2)	1,476,764
		LSTAR Securities Investment Trust
	1,072,910	2.62%, 04/01/2020(1)(2)	1,070,898
	2,374,827	2.62%, 10/01/2021(1)(2)	2,348,783
	3,733,826	2.77%, 05/01/2020(1)(2)	3,709,590
	3,185,987	2.77%, 08/01/2020(1)(2)	3,161,843
	784,920	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(1)(2)	781,373

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.3% - (continued)
		Whole Loan Collateral CMO - 7.9% - (continued)
		New Residential Mortgage Loan Trust
$	1,640,611	3.25%, 09/25/2056(1)(2)	$1,659,396
	2,168,685	3.75%, 03/25/2056(1)(2)	2,200,227
	1,566,117	Sequoia Mortgage Trust 1.20%, 02/20/2035(2)	1,532,282
	2,151,666	Thornburg Mortgage Securities Trust 2.63%, 04/25/2045(2)	2,156,838
		Towd Point Mortgage Trust
	2,209,122	2.75%, 02/25/2055(1)(2)	2,204,251
	2,076,228	2.75%, 04/25/2055(1)(2)	2,082,045
	100,908	2.75%, 05/25/2055(1)(2)	101,152
	592,703	2.75%, 08/25/2055(1)(2)	589,431
	2,538,568	3.00%, 03/25/2054(1)(2)	2,565,241
	2,399,000	3.75%, 04/25/2055(1)(2)	2,345,991
		WaMu Mortgage Pass-Through Certificates
	1,862,308	2.50%, 03/25/2033(2)	1,861,670
	2,053,687	2.75%, 10/25/2035(2)	1,994,693
	1,588,880	Wells Fargo Mortgage Backed Securities Trust 2.88%, 09/25/2033(2)	1,574,862

			35,417,330

		Total Asset & Commercial Mortgage Backed Securities (cost $81,694,768)	$82,040,911

U.S. GOVERNMENT AGENCIES - 72.9%
		FHLMC - 32.9%
$	4,346,615	1.14%, 04/25/2020(2)	$4,341,736
	9,515,709	1.57%, 01/25/2022	9,450,755
	8,375,000	3.00%, 01/01/2032(4)	8,593,582
	791,235	3.00%, 03/15/2033(5)	98,794
	4,656,220	3.00%, 11/01/2036	4,711,988
	188,444	3.00%, 09/01/2045	187,328
	703,530	3.00%, 10/01/2046	699,753
	53,047,171	3.00%, 12/01/2046	52,729,516
	10,600,000	3.00%, 01/01/2047(4)	10,525,529
	6,205,000	3.50%, 11/15/2025	6,533,140
	13,900,000	3.50%, 01/01/2047(4)	14,232,806
	520,451	4.00%, 07/15/2027(5)	58,257
	384,694	4.00%, 06/01/2044	404,329
	42,120	4.50%, 12/01/2018	43,214
	3,246,470	4.50%, 02/15/2027(5)	375,109
	3,333,082	4.50%, 05/15/2034	3,504,963
	18,400,000	4.50%, 01/01/2047(4)	19,750,060
	7,251	5.50%, 06/01/2034	8,150
	48,833	5.50%, 10/01/2035	54,800
	76,091	5.50%, 04/01/2037	84,314
	1,003,413	5.50%, 12/01/2037	1,119,520
	392,544	5.50%, 04/01/2038	438,068
	23,775	5.50%, 05/01/2038	26,458
	1,943,098	5.50%, 08/01/2038	2,165,157
	3,787	5.50%, 12/01/2039	4,218
	51,247	6.00%, 10/01/2021	57,895
	68,466	6.00%, 10/01/2022	77,348
	96,064	6.00%, 01/01/2028	109,678
	25,744	6.00%, 04/15/2028	29,185
	53,808	6.00%, 05/15/2028(6)	60,098
	64,171	6.00%, 11/15/2028	72,842
	117,120	6.00%, 12/15/2028	133,142
	258,276	6.00%, 01/15/2029	294,668
	58,065	6.00%, 02/15/2029	66,189

The accompanying notes are an integral part of these financial statements.

181

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 72.9% - (continued)
		FHLMC - 32.9% - (continued)
$	70,079	6.00%, 03/15/2029	$79,585
	40,284	6.00%, 05/15/2029	46,001
	10,256	6.00%, 06/15/2029	11,429
	2,785	6.00%, 03/15/2031	3,189
	115,899	6.00%, 04/15/2031	131,867
	56,818	6.00%, 10/15/2031	64,145
	64,851	6.00%, 12/01/2031	74,426
	414,369	6.00%, 12/15/2031(6)	473,524
	506,124	6.00%, 12/15/2031	578,077
	19,969	6.00%, 05/15/2032	22,662
	1,117,677	6.00%, 06/15/2032	1,268,694
	976,241	6.00%, 09/15/2032	1,092,296
	89,118	6.00%, 10/15/2032	102,616
	689	6.00%, 11/01/2032	790
	62,695	6.00%, 11/15/2032	70,293
	15,784	6.00%, 04/01/2033	17,832
	23,629	6.00%, 09/01/2034	27,210
	914	6.50%, 02/01/2017	915
	7,969	6.50%, 04/01/2028	9,000
	365,751	6.50%, 08/15/2028	400,819
	920,406	6.50%, 05/15/2032	1,042,873
	127,608	6.50%, 08/01/2032	146,594
	285,164	6.50%, 09/01/2032	331,295
	26,953	7.00%, 10/01/2026	28,037
	4,799	7.00%, 03/01/2027	5,263
	4,346	7.00%, 12/01/2027	4,484
	1,300	7.00%, 02/01/2029	1,518
	806	7.00%, 05/01/2029	919
	1,677	7.00%, 09/01/2029	1,828
	679	7.00%, 02/01/2031	798
	100,328	7.00%, 04/01/2032	117,484
	61,464	7.00%, 05/01/2032	63,108
	70,038	7.00%, 06/01/2032	82,704
	123,647	7.00%, 11/01/2032	141,118
	3,542	7.50%, 05/01/2024	4,036
	567	7.50%, 06/01/2024	575
	1,283	7.50%, 06/01/2025	1,369
	5,644	8.00%, 08/01/2024	5,854
	5,371	8.00%, 09/01/2024	5,591
	7,759	8.00%, 10/01/2024	8,111
	644	10.00%, 11/01/2020	647

			147,512,165

		FNMA - 38.5%
	4,404,946	1.97%, 08/25/2044(2)(5)	284,974
	6,400,000	1.97%, 11/01/2023	6,194,142
	698,923	2.05%, 11/01/2023	681,217
	2,623,747	2.09%, 06/25/2055(2)(5)	174,594
	3,468,821	2.22%, 10/01/2022	3,436,279
	2,300,000	2.23%, 11/01/2023	2,253,969
	6,182,888	2.25%, 10/01/2022	6,123,301
	3,493,850	2.31%, 10/01/2022	3,473,567
	139,212	2.34%, 11/01/2022	138,597
	144,209	2.40%, 10/01/2022	143,464
	200,000	2.45%, 11/01/2022	198,868
	17,800,000	2.50%, 01/01/2032(4)	17,828,160
	28,893	2.50%, 01/01/2043	27,636
	285,842	2.50%, 01/01/2046	272,250
	3,721,230	2.50%, 05/01/2046	3,544,263
	2,157,575	2.50%, 06/01/2046	2,054,984
	273,187	2.50%, 07/01/2046	260,195

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 72.9% - (continued)
		FNMA - 38.5% - (continued)
$	1,251,872	2.50%, 08/01/2046	$1,192,334
	7,084,369	2.50%, 09/01/2046	6,747,436
	100,000	2.50%, 01/01/2047(4)	95,135
	280,240	2.54%, 03/01/2023	280,023
	1,995,634	2.56%, 01/01/2019(7)	2,026,703
	2,500,000	2.68%, 05/01/2025	2,463,323
	104,511	2.74%, 04/01/2022	107,213
	91,430	2.83%, 06/01/2022	93,618
	250,000	2.94%, 06/01/2022	255,980
	2,395,260	3.00%, 07/25/2027(5)	216,795
	815,141	3.00%, 09/25/2027(5)	76,279
	3,388,946	3.00%, 01/01/2030	3,480,709
	88,721	3.00%, 12/01/2030	91,123
	5,925,000	3.00%, 01/01/2032(4)	6,080,068
	185,529	3.02%, 04/01/2022	191,502
	7,640,559	3.11%, 10/01/2021	7,915,249
	1,900,000	3.21%, 05/01/2023	1,961,734
	595,553	3.25%, 12/01/2021	620,283
	444,041	3.26%, 01/01/2022	462,778
	268,964	3.41%, 11/01/2020	281,006
	189,481	3.46%, 09/01/2023	197,411
	225,749	3.50%, 11/01/2020	237,182
	5,453,517	3.50%, 04/25/2027(5)	600,750
	1,534,087	3.50%, 10/25/2027(5)	175,417
	15,052,846	3.50%, 04/25/2044	15,575,085
	2,123,127	3.50%, 02/01/2045	2,177,511
	4,317,738	3.50%, 01/01/2046	4,429,021
	501,470	3.51%, 11/01/2021	527,429
	1,035,050	3.59%, 09/01/2030	1,072,287
	1,793,402	3.65%, 11/01/2021	1,897,312
	205,566	3.65%, 08/01/2023	217,338
	1,240,884	3.73%, 07/01/2022	1,317,280
	6,732,263	3.74%, 06/01/2018	6,862,731
	1,044,136	3.75%, 09/01/2023	1,104,651
	95,591	3.81%, 11/01/2023	101,535
	192,947	3.83%, 07/01/2021	205,713
	288,720	3.85%, 01/01/2024	307,591
	383,950	3.87%, 01/01/2024	409,469
	389,553	3.89%, 10/01/2023	412,801
	2,700,000	3.98%, 07/01/2021	2,889,099
	181,756	3.99%, 07/01/2021	194,569
	2,051,941	4.00%, 11/01/2044	2,158,035
	23,975,000	4.00%, 01/01/2047(4)	25,205,124
	550,355	4.01%, 08/01/2021	590,168
	1,869,732	4.50%, 10/01/2040	2,015,004
	843,512	4.50%, 10/01/2041	908,920
	2,388,437	4.50%, 01/01/2043	2,574,511
	714,257	4.50%, 09/01/2043	768,952
	2,336,671	4.50%, 08/01/2044	2,516,031
	48,191	5.00%, 08/01/2018	49,361
	131,108	5.00%, 10/01/2018	134,176
	182,374	5.00%, 06/01/2025	195,527
	270,997	5.24%, 07/01/2019	291,359
	505,168	5.46%, 05/25/2042(2)(5)	58,845
	9,143	5.50%, 10/01/2017	9,255
	8,194	5.50%, 12/01/2017	8,281
	50,441	5.50%, 04/01/2018	51,087
	34,902	5.50%, 06/01/2018	35,410
	3,721	5.50%, 07/01/2018	3,795
	707,961	5.50%, 08/01/2019	736,832
	284,132	6.00%, 10/01/2023	321,447

The accompanying notes are an integral part of these financial statements.

182

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 72.9% - (continued)
		FNMA - 38.5% - (continued)
$	36,907	6.00%, 10/25/2028	$41,768
	13,901	6.00%, 11/25/2028	15,769
	53,972	6.00%, 04/25/2029	60,423
	891	6.00%, 05/01/2029	1,013
	44,020	6.00%, 05/25/2029	49,814
	37,051	6.00%, 06/25/2029	41,943
	83,223	6.00%, 07/25/2029	94,266
	435,462	6.00%, 05/25/2031(6)	495,701
	146,088	6.00%, 09/25/2031	166,710
	34,025	6.00%, 11/25/2031	38,559
	573,614	6.00%, 12/25/2031	641,370
	244,799	6.00%, 01/01/2032	279,246
	265	6.00%, 04/01/2032	300
	452	6.00%, 05/01/2032	518
	2,219	6.00%, 09/25/2032	2,416
	98,613	6.00%, 11/01/2032	111,620
	55,682	6.00%, 02/01/2033	63,795
	311,153	6.00%, 03/01/2033	357,624
	1,019,275	6.00%, 05/01/2033	1,170,448
	8,287	6.00%, 08/01/2034	9,383
	174,092	6.00%, 01/01/2035	198,334
	3,384,646	6.00%, 02/01/2037	3,838,529
	41	6.50%, 04/01/2024	46
	218	6.50%, 04/01/2027	246
	17,049	6.50%, 04/01/2028	19,288
	136	6.50%, 05/01/2028	154
	9,056	6.50%, 10/01/2028	10,313
	158,217	6.50%, 11/01/2028	179,934
	94,332	6.50%, 12/01/2028	108,017
	454,613	6.50%, 06/25/2029(6)	495,700
	279,521	6.50%, 08/01/2029	316,241
	928	6.50%, 11/01/2030	1,050
	6,304	6.50%, 05/01/2031	7,293
	230,411	6.50%, 10/25/2031	255,853
	1,483,898	6.50%, 08/01/2032	1,720,469
	55,648	6.50%, 09/01/2032	62,958
	5,720	7.00%, 06/01/2017	5,744
	932	7.00%, 11/01/2031	981
	341	7.00%, 12/01/2031	350
	271,313	7.00%, 02/01/2032	314,960
	9,129	7.50%, 06/01/2023	10,122
	2,379	8.00%, 10/01/2029	2,814
	109	8.00%, 03/01/2030	112
	7,914	8.00%, 04/01/2030	9,323
	29	8.00%, 06/01/2030	29
	18,655	8.00%, 10/01/2030	21,851
	27,672	8.00%, 12/01/2030	31,444
	45	8.50%, 04/01/2017	45
	206	9.00%, 08/01/2020	220
	19,054	9.00%, 09/01/2021	19,193

			172,548,352

		GNMA - 1.5%
	299,624	4.00%, 01/20/2044(5)	59,282
	1,075,634	5.00%, 01/20/2034	1,185,770
	780,364	5.00%, 05/20/2040(5)	184,632
	1,267,362	5.50%, 09/20/2033	1,387,073
	572,884	6.00%, 01/15/2033	663,414
	396,040	6.00%, 02/15/2033	459,327
	47,114	6.50%, 12/15/2028	54,243
	36,453	6.50%, 05/15/2029	42,231

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 72.9% - (continued)
		GNMA - 1.5% - (continued)
$	567,709	6.50%, 05/16/2031	$656,480
	50,561	6.50%, 09/15/2031	57,754
	245,252	6.50%, 10/15/2031	280,144
	260,003	6.50%, 11/15/2031	296,993
	299,883	6.50%, 01/15/2032	342,547
	19,941	7.00%, 06/20/2030	22,168
	17,303	7.00%, 05/15/2032	20,756
	47,292	7.00%, 07/15/2032	52,505
	116,848	7.00%, 09/15/2032	125,019
	651,041	7.00%, 10/15/2032	740,941
	1,852	7.50%, 04/15/2022	1,858
	3,874	7.50%, 01/15/2023	3,896
	793	7.50%, 05/15/2023	846
	5,873	7.50%, 06/15/2023	6,342
	1,586	7.50%, 07/15/2023	1,592
	16,912	7.50%, 08/15/2023	17,229
	6,965	7.50%, 09/15/2023	6,990
	10,587	7.50%, 10/15/2023	11,052
	17,258	7.50%, 11/15/2023	18,208
	4,817	7.50%, 12/15/2023	4,834
	9,449	7.50%, 02/15/2024	9,806
	2,615	7.50%, 04/15/2024	2,639
	177	7.50%, 05/15/2024	192
	67,161	7.50%, 07/15/2027	74,384
	46,975	7.50%, 04/20/2030	55,075
	81	8.50%, 09/15/2019	82
	9,527	8.50%, 09/15/2024	10,619
	1,161	8.50%, 06/15/2029	1,226
	134	8.50%, 09/15/2029	134
	6,212	8.50%, 10/15/2029	6,657
	2,659	8.50%, 01/15/2030	3,020
	8,598	8.50%, 02/15/2030	8,706
	941	8.50%, 03/15/2030	1,010

			6,877,676

		Total U.S. Government Agencies (cost $328,099,354)	$326,938,193

U.S. GOVERNMENT SECURITIES - 25.2%
		Other Direct Federal Obligations - 1.1%
		FHLB - 1.1%
$	4,825,000	1.88%, 08/01/2019	$4,869,969

		U.S. Treasury Securities - 24.1%
		U.S. Treasury Notes - 24.1%
	11,702,572	0.13%, 01/15/2023(8)	11,616,137
	24,200,000	0.75%, 08/31/2018(7)	24,050,638
	35,300,000	0.75%, 10/31/2018	35,046,264
	19,533,555	1.38%, 01/15/2020(8)	20,543,713
	17,125,000	2.25%, 11/15/2025	16,905,593

			108,162,345

		Total U.S. Government Securities (cost $114,397,741)	$113,032,314

		Total Long-Term Investments (cost $524,191,863)	$522,011,418

The accompanying notes are an integral part of these financial statements.

183

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 6.1%
	Other Investment Pools & Funds - 6.1%
27,174,185	Fidelity Institutional Government Fund, Institutional Class	$27,174,185

Total Short-Term Investments (cost $27,174,185)		$27,174,185

Total Investments (cost $551,366,048)^	122.5%	$549,185,603
Other Assets and Liabilities	(22.5)%	(100,957,476)

Total Net Assets	100.0%	$448,228,127

The accompanying notes are an integral part of these financial statements.

184

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $551,437,071 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,647,034
Unrealized Depreciation	(5,898,502)

Net Unrealized Depreciation	$(2,251,468)

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $70,446,216, which represents 15.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2016.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2016, the aggregate fair value of this security was $1,285,000, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Represents or includes a TBA transaction.

(5)	Securities disclosed are interest-only strips.

(6)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Futures Contracts Outstanding at December 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	238	03/31/2017	$51,580,337	$51,571,625	$(8,712)
U.S. Treasury 5-Year Note Future	874	03/31/2017	102,983,564	102,838,391	(145,173)

Total					$(153,885)

Short position contracts:
U.S. Treasury 10-Year Note Future	347	03/22/2017	$42,902,971	$43,125,594	$(222,623)

Total futures contracts					$(376,508)

TBA Sale Commitments Outstanding at December 31, 2016

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$12,000,000	01/01/2047	$(11,915,693)	$(34,755)
FHLMC, 5.50%	3,700,000	01/01/2047	(4,102,375)	5,781
FNMA, 2.50%	14,900,000	01/01/2047	(14,175,119)	5,490
FNMA, 3.00%	12,825,000	01/01/2047	(12,740,532)	(8,206)
FNMA, 3.50%	9,975,000	01/01/2047	(10,223,596)	8,419
FNMA, 4.50%	21,750,000	01/01/2047	(23,393,993)	(631)

Total (proceeds $76,527,406)			$(76,551,308)	$(23,902)

The accompanying notes are an integral part of these financial statements.

185

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

At December 31, 2016, the aggregate market value of TBA Sale Commitments Outstanding represents (17.1)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2016

Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	1.75% Fixed	USD	5,050,000	03/15/27	$—	$(140,168)	$286,126	$426,294

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

186

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$82,040,911	$—	$80,755,911	$1,285,000
U.S. Government Agencies	326,938,193	—	326,938,193	—
U.S. Government Securities	113,032,314	—	113,032,314	—
Short-Term Investments	27,174,185	27,174,185	—	—
Swaps - Interest Rate(2)	426,294	—	426,294	—

Total	$549,611,897	$27,174,185	$521,152,712	$1,285,000

Liabilities
Futures Contracts(2)	$(376,508)	$(376,508)	$—	$—
TBA Sale Commitments	(76,551,308)	—	(76,551,308)	—

Total	$(76,927,816)	$(376,508)	$(76,551,308)	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$—	$—
Purchases	1,285,000	1,285,000
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending balance	$1,285,000	$1,285,000

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $0.

The accompanying notes are an integral part of these financial statements.

187

Hartford Value HLS Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Banks - 16.4%
268,800	Bank of America Corp.	$5,940,480
229,485	Citigroup, Inc.	13,638,294
291,652	JP Morgan Chase & Co.	25,166,651
48,770	M&T Bank Corp.	7,629,091
116,920	PNC Financial Services Group, Inc.	13,674,963
365,535	Wells Fargo & Co.	20,144,634

		86,194,113

	Capital Goods - 9.8%
34,475	3M Co.	6,156,201
49,790	Caterpillar, Inc.	4,617,525
122,655	Eaton Corp. plc	8,228,924
95,370	Fortune Brands Home & Security, Inc.	5,098,480
299,500	General Electric Co.	9,464,200
98,975	Ingersoll-Rand plc	7,427,084
100,770	Triumph Group, Inc.	2,670,405
71,020	United Technologies Corp.	7,785,212

		51,448,031

	Commercial & Professional Services - 0.8%
103,850	Nielsen Holdings plc	4,356,507

	Consumer Durables & Apparel - 1.0%
280,605	PulteGroup, Inc.	5,157,520

	Consumer Services - 2.6%
319,390	Hilton Worldwide Holdings, Inc.	8,687,408
112,530	Norwegian Cruise Line Holdings Ltd.*	4,785,901

		13,473,309

	Diversified Financials - 5.9%
19,405	BlackRock, Inc.	7,384,379
29,890	Goldman Sachs Group, Inc.	7,157,160
91,625	Intercontinental Exchange, Inc.	5,169,483
206,430	Invesco Ltd.	6,263,086
116,400	Thomson Reuters Corp.	5,095,992

		31,070,100

	Energy - 12.4%
50,765	Anadarko Petroleum Corp.	3,539,843
123,520	Canadian Natural Resources Ltd.	3,937,818
116,055	Chevron Corp.	13,659,673
82,850	EOG Resources, Inc.	8,376,135
93,085	Exxon Mobil Corp.	8,401,852
153,335	Halliburton Co.	8,293,890
398,599	Marathon Oil Corp.	6,899,749
52,390	Occidental Petroleum Corp.	3,731,740
32,190	Pioneer Natural Resources Co.	5,796,453
230,530	Southwestern Energy Co.*	2,494,335

		65,131,488

	Food & Staples Retailing - 0.4%
23,370	CVS Health Corp.	1,844,127

	Food, Beverage & Tobacco - 4.6%
112,188	British American Tobacco plc	6,358,296
50,453	Kraft Heinz Co.	4,405,556
126,740	Mondelez International, Inc. Class A	5,618,384
83,480	Philip Morris International, Inc.	7,637,585

		24,019,821

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Health Care Equipment & Services - 2.9%
104,086	Medtronic plc	$7,414,046
47,255	UnitedHealth Group, Inc.	7,562,690

		14,976,736

	Insurance - 6.7%
87,135	American International Group, Inc.	5,690,787
64,210	Chubb Ltd.	8,483,425
94,430	Marsh & McLennan Cos., Inc.	6,382,524
124,520	MetLife, Inc.	6,710,383
76,505	Principal Financial Group, Inc.	4,426,579
80,945	Unum Group	3,555,914

		35,249,612

	Materials - 2.7%
35,710	Agrium, Inc.	3,590,641
121,240	Dow Chemical Co.	6,937,353
67,205	International Paper Co.	3,565,897

		14,093,891

	Media - 2.5%
112,020	CBS Corp. Class B	7,126,713
89,345	Comcast Corp. Class A	6,169,272

		13,295,985

	Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
27,860	Allergan plc*	5,850,879
31,950	Amgen, Inc.	4,671,409
179,860	AstraZeneca plc ADR	4,913,775
110,250	Bristol-Myers Squibb Co.	6,443,010
222,010	Merck & Co., Inc.	13,069,729
80,274	Pfizer, Inc.	2,607,299
25,174	Roche Holding AG	5,738,478

		43,294,579

	Retailing - 3.1%
34,750	Home Depot, Inc.	4,659,280
193,450	Liberty Interactive Corp. QVC Group Class A*	3,865,131
58,520	Lowe’s Cos., Inc.	4,161,943
39,190	Signet Jewelers Ltd.	3,694,049

		16,380,403

	Semiconductors & Semiconductor Equipment - 5.6%
43,850	Analog Devices, Inc.	3,184,387
303,990	Intel Corp.	11,025,717
173,265	Maxim Integrated Products, Inc.	6,682,831
131,670	QUALCOMM, Inc.	8,584,884

		29,477,819

	Software & Services - 2.8%
105,860	Cognizant Technology Solutions Corp. Class A*	5,931,336
90,020	eBay, Inc.*	2,672,694
93,305	Microsoft Corp.	5,797,972

		14,402,002

	Technology Hardware & Equipment - 4.3%
31,340	Apple, Inc.	3,629,799
501,520	Cisco Systems, Inc.	15,155,934
794,210	Nokia Oyj ADR	3,820,150

		22,605,883

The accompanying notes are an integral part of these financial statements.

188

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Telecommunication Services - 1.6%
159,550	Verizon Communications, Inc.	$8,516,779

	Transportation - 1.3%
65,020	Union Pacific Corp.	6,741,274

	Utilities - 3.4%
37,740	Dominion Resources, Inc.	2,890,507
71,980	Edison International	5,181,840
120,805	Eversource Energy	6,672,060
26,415	NextEra Energy, Inc.	3,155,536

		17,899,943

	Total Common Stocks (cost $395,373,015)	$519,629,922

	Total Long-Term Investments (cost $395,373,015)	$519,629,922

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
5,944,317	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$5,944,317

	Total Short-Term Investments (cost $5,944,317)	$5,944,317

Total Investments (cost $401,317,332)^	100.3%	$525,574,239
Other Assets and Liabilities	(0.3)%	(1,367,566)

Total Net Assets	100.0%	$524,206,673

The accompanying notes are an integral part of these financial statements.

189

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2016, the cost of securities for federal income tax purposes was $403,345,300 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$140,526,736
Unrealized Depreciation	(18,297,797)

Net Unrealized Appreciation	$122,228,939

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

190

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$86,194,113	$86,194,113	$—	$—
Capital Goods	51,448,031	51,448,031	—	—
Commercial & Professional Services	4,356,507	4,356,507	—	—
Consumer Durables & Apparel	5,157,520	5,157,520	—	—
Consumer Services	13,473,309	13,473,309	—	—
Diversified Financials	31,070,100	31,070,100	—	—
Energy	65,131,488	65,131,488	—	—
Food & Staples Retailing	1,844,127	1,844,127	—	—
Food, Beverage & Tobacco	24,019,821	17,661,525	6,358,296	—
Health Care Equipment & Services	14,976,736	14,976,736	—	—
Insurance	35,249,612	35,249,612	—	—
Materials	14,093,891	14,093,891	—	—
Media	13,295,985	13,295,985	—	—
Pharmaceuticals, Biotechnology & Life Sciences	43,294,579	37,556,101	5,738,478	—
Retailing	16,380,403	16,380,403	—	—
Semiconductors & Semiconductor Equipment	29,477,819	29,477,819	—	—
Software & Services	14,402,002	14,402,002	—	—
Technology Hardware & Equipment	22,605,883	22,605,883	—	—
Telecommunication Services	8,516,779	8,516,779	—	—
Transportation	6,741,274	6,741,274	—	—
Utilities	17,899,943	17,899,943	—	—
Short-Term Investments	5,944,317	5,944,317	—	—

Total	$525,574,239	$513,477,465	$12,096,774	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2016:

	Common Stocks	Total
Beginning balance	$49,723	$49,723
Purchases	—	—
Sales	(55,248)	(55,248)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(12,221)	(12,221)
Net change in unrealized appreciation/depreciation	17,746	17,746
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2016 was $0.

The accompanying notes are an integral part of these financial statements.

191

Hartford HLS Funds

Statements of Assets and Liabilities

December 31, 2016

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Assets:
Investments in securities, at market value	$2,315,371,783	$5,135,671,256	$670,064,621
Cash	106,316	—	—
Cash collateral due from broker	—	—	—
Foreign currency	—	140,619	—
Unrealized appreciation on foreign currency contracts	—	1,062,399	—
Receivables:
Investment securities sold	—	59,817,734	2,372,603
Fund shares sold	52,542	129,304	4,149
Dividends and interest	9,328,744	6,180,591	789,702
Other assets	5,016	22,967	13,479

Total assets	2,324,864,401	5,203,024,870	673,244,554

Liabilities:
Unrealized depreciation on foreign currency contracts	—	71,825	—
Payables:
Investment securities purchased	1,989,039	24,878,355	3,665,457
Fund shares redeemed	1,817,424	39,487,513	615,260
Investment management fees	1,187,387	2,862,126	418,825
Transfer agent fees	477	865	455
Accounting services fees	31,597	79,684	6,881
Board of Directors’ fees	8,871	20,463	2,516
Variation margin on financial derivative instruments	44,334	—	—
Distribution fees	58,709	124,330	17,401
Accrued expenses	245,448	445,236	124,249

Total liabilities	5,383,286	67,970,397	4,851,044

Net assets	$2,319,481,115	$5,135,054,473	$668,393,510

Summary of Net Assets:
Capital stock and paid-in-capital	$2,002,160,844	$4,825,800,705	$479,083,247
Undistributed (distributions in excess of) net investment income	11,750,519	9,234,251	181,803
Accumulated net realized gain (loss)	(94,210,916)	(9,741,799)	65,091,095
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	399,780,668	309,761,316	124,037,365

Net assets	$2,319,481,115	$5,135,054,473	$668,393,510

Shares authorized	9,700,000,000	5,450,000,000	3,500,000,000

Par value	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$27.46	$42.05	$14.30

Shares outstanding	74,418,785	108,337,344	41,050,983

Net Assets	$2,043,555,682	$4,555,454,163	$587,089,046

Class IB: Net asset value per share	$27.86	$41.50	$14.17

Shares outstanding	9,905,552	13,447,299	5,736,550

Net Assets	$275,925,433	$558,021,549	$81,304,464

Class IC: Net asset value per share	$—	$41.76	$—

Shares outstanding	—	516,780	—

Net Assets	$—	$21,578,761	$—

Cost of investments	$1,915,348,144	$4,826,629,995	$546,027,256
Cost of foreign currency	$—	$139,915	$—

The accompanying notes are an integral part of these financial statements.

192

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2016

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$3,444,382,504	$421,207,891	$1,311,952,823	$291,260,031	$317,056,151	$1,231,426,620	$1,814,382,695
44,710	—	—	—	—	—	—
—	—	—	—	606,416	—	—
—	116,076	—	—	—	745,302	—
—	—	—	—	—	—	—

9,131,161	—	1,550,757	7,451	5,778	1,371,980	—
237,846	83,659	541,182	6,378	2,115	407,689	1,082,503
4,691,618	731,329	401,353	185,034	5,144,875	3,063,769	976,233
3,475	14,531	18,926	14,618	14,994	11,179	8,898

3,458,491,314	422,153,486	1,314,465,041	291,473,512	322,830,329	1,237,026,539	1,816,450,329

—	—	—	—	41,438	—	—

2,430,458	214,477	9,746,398	—	—	1,429,946	—
1,756,257	1,632,081	944,922	562,974	678,768	484,697	673,742
1,890,480	272,682	682,794	209,362	190,613	726,431	1,042,366
518	453	689	455	485	592	529
34,951	5,061	11,239	2,485	5,446	16,699	15,492
12,117	1,666	5,310	1,158	1,263	4,826	6,536
—	—	—	—	7,861	—	—
93,592	15,609	34,139	9,396	16,409	31,251	19,981
284,688	105,351	163,793	44,604	103,052	226,905	95,425

6,503,061	2,247,380	11,589,284	830,434	1,045,335	2,921,347	1,854,071

$3,451,988,253	$419,906,106	$1,302,875,757	$290,643,078	$321,784,994	$1,234,105,192	$1,814,596,258

$2,231,683,923	$342,225,921	$1,192,705,484	$229,747,909	$331,774,594	$1,486,503,957	$1,365,912,325
406,191	2,331,234	(341,766)	(207,735)	18,064,801	20,907,509	20,852
222,907,602	21,938,593	5,582,361	43,736,684	(30,418,372)	(307,025,978)	64,991,083
996,990,537	53,410,358	104,929,678	17,366,220	2,363,971	33,719,704	383,671,998

$3,451,988,253	$419,906,106	$1,302,875,757	$290,643,078	$321,784,994	$1,234,105,192	$1,814,596,258

4,200,000,000	3,600,000,000	900,000,000	800,000,000	2,800,000,000	2,825,000,000	2,600,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$22.10	$22.14	$29.83	$21.46	$8.11	$14.14	$33.83

136,399,643	15,688,211	38,393,394	11,488,265	30,109,759	76,870,243	50,877,900

$3,013,788,222	$347,375,312	$1,145,176,230	$246,494,398	$244,211,667	$1,086,762,263	$1,721,028,936

$22.01	$21.95	$28.74	$20.60	$7.98	$14.31	$33.17

19,909,496	3,304,936	4,597,373	2,143,553	9,720,355	10,295,311	2,820,875

$438,200,031	$72,530,794	$132,149,487	$44,148,680	$77,573,327	$147,342,929	$93,567,322

$—	$—	$29.43	$—	$—	$—	$—

—	—	868,147	—	—	—	—

$—	$—	$25,550,040	$—	$—	$—	$—

$2,447,392,793	$367,739,725	$1,207,009,608	$273,892,295	$314,951,748	$1,197,387,705	$1,430,710,697
$—	$116,289	$—	$—	$—	$746,684	$—

The accompanying notes are an integral part of these financial statements.

193

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2016

	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund
Assets:
Investments in securities, at market value	$377,921,286	$1,202,204,694	$905,587,484
Cash	—	412,997	—
Cash collateral due from broker	—	—	—
Foreign currency	11	—	4
Unrealized appreciation on OTC swap contracts	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	—
Receivables:
Investment securities sold	2,842,917	2,083,558	1,610,064
Fund shares sold	32	363,872	865,542
Dividends and interest	383,229	786,565	724,838
Variation margin on financial derivative instruments	—	—	—
OTC swap premiums paid	—	—	—
Other assets	14,872	17,557	11,360

Total assets	381,162,347	1,205,869,243	908,799,292

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—
Bank overdraft - foreign cash	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	—
Cash collateral due to broker	—	—	—
TBA sale commitments, at market value	—	—	—
Payables:
Investment securities purchased	756,760	2,983,849	638,633
Fund shares redeemed	470,461	2,974,545	317,531
Investment management fees	261,893	622,770	561,454
Transfer agent fees	431	695	592
Accounting services fees	3,274	12,286	9,417
Board of Directors’ fees	1,346	4,230	3,350
Variation margin on financial derivative instruments	—	—	—
Distribution fees	19,321	48,409	15,793
Accrued expenses	72,825	90,152	100,108
OTC swap premiums received	—	—	—

Total liabilities	1,586,311	6,736,936	1,646,878

Net assets	$379,576,036	$1,199,132,307	$907,152,414

Summary of Net Assets:
Capital stock and paid-in-capital	$290,745,141	$1,065,768,438	$927,301,015
Undistributed (distributions in excess of) net investment income	1,962,506	1,097,782	—
Accumulated net realized gain (loss)	23,183,268	(18,406,950)	(99,762,839)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	63,685,121	150,673,037	79,614,238

Net assets	$379,576,036	$1,199,132,307	$907,152,414

Shares authorized	1,200,000,000	700,000,000	1,500,000,000

Par value	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$12.00	$26.77	$16.16

Shares outstanding	24,162,720	36,333,816	51,596,463

Net Assets	$289,871,754	$972,575,785	$834,043,936

Class IB: Net asset value per share	$11.91	$26.12	$15.05

Shares outstanding	7,533,394	8,673,976	4,856,554

Net Assets	$89,704,282	$226,556,522	$73,108,478

Cost of investments	$314,234,086	$1,051,531,657	$825,973,246
Cost of foreign currency	$12	$—	$4
Cost of bank overdraft - foreign cash	$—	$—	$—
Proceeds of TBA sale commitments	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

194

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2016

Hartford Small/Mid Cap Equity HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$106,305,520	$1,458,722,097	$3,243,742,194	$611,247,892	$549,185,603	$525,574,239
—	—	357,168	14,284	—	40,110
—	—	250,000	—	292,105	—
—	130,544	20,421	—	—	—
—	—	8,252,568	—	—	—
—	—	5,008,810	—	—	—

—	—	850,430,314	—	100,103,894	—
275,911	4,319	167,051	5,381	38,483	31,154
169,659	3,172,179	15,467,776	1,222,259	1,238,508	843,366
—	—	455,817	—	21,723	—
—	—	10,645,186	—	—	—
19,020	8,561	5,422	13,823	15,086	17,584

106,770,110	1,462,037,700	4,134,802,727	612,503,639	650,895,402	526,506,453

—	—	1,514,097	—	—	—
—	—	20,368	—	—	—
—	—	3,788,597	—	—	—
—	—	2,659,000	—	—	—
—	—	142,038,159	—	76,551,308	—

1,706,905	—	1,459,336,341	—	125,615,594	1,466,696
82,926	8,265,061	1,259,988	416,048	197,455	388,109
69,292	599,335	985,659	208,793	172,639	334,502
417	448	514	459	439	493
1,213	12,495	42,160	5,220	4,604	4,485
340	5,494	9,870	2,366	1,803	1,894
—	—	66,593	—	—	—
3,633	30,116	55,544	16,831	16,927	16,591
28,556	181,464	281,913	104,625	106,506	87,010
—	—	16,051,566	—	—	—

1,893,282	9,094,413	1,628,110,369	754,342	202,667,275	2,299,780

$104,876,828	$1,452,943,287	$2,506,692,358	$611,749,297	$448,228,127	$524,206,673

$86,636,668	$1,342,250,796	$2,445,371,135	$608,281,570	$549,105,645	$366,188,394
1,102,708	724,929	69,347,138	4,216,358	8,912,051	879,487
2,790,993	(138,692,964)	(18,396,409)	(667,792)	(107,635,008)	32,897,439
14,346,459	248,660,526	10,370,494	(80,839)	(2,154,561)	124,241,353

$104,876,828	$1,452,943,287	$2,506,692,358	$611,749,297	$448,228,127	$524,206,673

900,000,000	4,200,000,000	5,000,000,000	14,000,000,000	700,000,000	800,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$8.03	$67.55	$11.09	$10.04	$10.30	$15.27

10,921,897	19,431,615	202,418,104	53,102,329	35,786,830	29,231,994

$87,752,302	$1,312,626,125	$2,244,505,181	$533,091,199	$368,739,611	$446,410,935

$7.99	$67.53	$11.03	$10.02	$10.28	$15.26

2,144,309	2,077,852	23,777,106	7,848,297	7,730,044	5,099,682

$17,124,526	$140,317,162	$262,187,177	$78,658,098	$79,488,516	$77,795,738

$91,959,061	$1,209,966,173	$3,242,058,289	$611,328,731	$551,366,048	$401,317,332
$—	$129,766	$—	$—	$—	$—
$—	$—	$20,368	$—	$—	$—
$—	$—	$141,998,727	$—	$76,527,406	$—

The accompanying notes are an integral part of these financial statements.

195

Hartford HLS Funds

Statements of Operations

For the Year Ended December 31, 2016

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Investment Income:
Dividends	$37,389,238	$95,413,491	$10,637,394
Interest	27,571,701	422,393	36,146
Other income	1,499	4,347	583
Less: Foreign tax withheld	(317,753)	(1,904,883)	—

Total investment income, net	64,644,685	93,935,348	10,674,123

Expenses:
Investment management fees	14,915,455	36,276,293	5,023,811
Administrative services fees
Class IC	—	46,666	—
Transfer agent fees
Class IA	5,046	8,691	4,780
Class IB	687	990	673
Class IC	—	32	—
Distribution fees
Class IB	719,863	1,450,231	212,510
Class IC	—	46,666	—
Custodian fees	19,529	172,588	4,444
Registration and filing fees	32,987	48,665	30,468
Accounting services fees	384,617	997,347	82,646
Board of Directors’ fees	70,656	166,886	20,567
Audit fees	52,327	55,471	32,504
Other expenses	435,089	997,953	214,923

Total expenses (before waivers and fees paid indirectly)	16,636,256	40,268,479	5,627,326
Management fee waivers	(480,772)	—	—
Commission recapture	(18,211)	(129,072)	(5,632)

Total waivers and fees paid indirectly	(498,983)	(129,072)	(5,632)

Total expenses, net	16,137,273	40,139,407	5,621,694

Net Investment Income (Loss)	48,507,412	53,795,941	5,052,429

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	121,865,525	77,125,176	65,687,219
Net realized gain (loss) on futures contracts	(329,910)	—	15,267
Net realized gain (loss) on written options contracts	—	538,384	—
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	2,299,913	—
Net realized gain (loss) on other foreign currency transactions	124	(685,610)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	121,535,739	79,277,863	65,702,486

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(31,265,570)	144,947,818	(33,088,388)
Net unrealized appreciation (depreciation) of futures contracts	(100,278)	—	(281,759)
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	207,549	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(15,085)	(54,587)	(6)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(31,380,933)	145,100,780	(33,370,153)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	90,154,806	224,378,643	32,332,333

Net Increase (Decrease) in Net Assets Resulting from Operations	$138,662,218	$278,174,584	$37,384,762

The accompanying notes are an integral part of these financial statements.

196

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2016

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$87,826,715	$6,265,805	$7,144,353	$3,188,349	$254,547	$34,198,434	$15,012,232
216,453	8,938	64,494	19,717	20,449,873	109,141	11,678
764	928	1,247	929	1,836	1,889	863
(573,680)	(239,067)	(49,885)	(28,149)	—	(3,070,324)	(81,224)

87,470,252	6,036,604	7,160,209	3,180,846	20,706,256	31,239,140	14,943,549

21,368,550	3,320,308	7,976,427	2,845,240	2,297,473	8,678,242	11,646,320

—	—	60,157	—	—	—	—

5,485	4,486	7,164	4,647	4,338	6,207	6,032
822	970	877	815	1,333	876	349
—	—	150	—	—	—	—

1,070,270	196,038	350,861	126,737	192,874	386,690	235,675
—	—	60,157	—	—	—	—
17,072	12,997	18,854	4,687	5,675	95,475	11,648
35,348	30,205	50,765	31,067	30,047	31,619	32,748
394,230	61,702	131,274	34,003	65,642	199,763	172,341
95,291	13,374	38,658	10,524	10,099	37,012	50,009
39,084	43,578	30,747	32,785	46,600	63,061	34,619
639,112	140,345	342,526	51,510	125,974	381,983	235,538

23,665,264	3,824,003	9,068,617	3,142,015	2,780,055	9,880,928	12,425,279
—	—	—	—	—	—	—
(26,565)	(7,411)	(20,230)	(4,451)	—	(16,977)	(26,642)

(26,565)	(7,411)	(20,230)	(4,451)	—	(16,977)	(26,642)

23,638,699	3,816,592	9,048,387	3,137,564	2,780,055	9,863,951	12,398,637

63,831,553	2,220,012	(1,888,178)	43,282	17,926,201	21,375,189	2,544,912

221,863,510	22,270,510	13,116,401	51,925,872	(9,219,360)	(16,906,376)	67,771,808
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	589,795	—	—
—	—	—	—	72,216	—	—
(36,394)	(60,632)	13,550	(20,521)	199,461	(646,629)	403

221,827,116	22,209,878	13,129,951	51,905,351	(8,357,888)	(17,553,005)	67,772,211

165,885,299	(17,150,341)	(18,176,994)	(87,832,829)	33,673,053	9,364,739	125,224,671
—	—	—	—	—	—	—
—	—	—	—	370,758	—	—
—	—		—	(105,268)	—	—
1,985	(14,476)	(812)	(744)	(567)	(62,623)	—

165,887,284	(17,164,817)	(18,177,806)	(87,833,573)	33,937,976	9,302,116	125,224,671

387,714,400	5,045,061	(5,047,855)	(35,928,222)	25,580,088	(8,250,889)	192,996,882

$451,545,953	$7,265,073	$(6,936,033)	$(35,884,940)	$43,506,289	$13,124,300	$195,541,794

The accompanying notes are an integral part of these financial statements.

197

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2016

	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund
Investment Income:
Dividends	$5,382,033	$8,963,578	$6,710,631
Interest	22,016	58,082	73,030
Other income	1,738	1,342	3,007
Less: Foreign tax withheld	(72,785)	(1,356)	(3,390)

Total investment income, net	5,333,002	9,021,646	6,783,278

Expenses:
Investment management fees	2,906,969	6,706,525	7,224,353
Transfer agent fees
Class IA	3,911	6,529	6,099
Class IB	1,219	1,512	563
Distribution fees
Class IB	215,937	517,841	215,174
Custodian fees	3,874	8,228	14,383
Registration and filing fees	30,081	93,272	30,986
Accounting services fees	36,337	132,131	122,339
Board of Directors’ fees	10,972	32,490	30,256
Audit fees	32,688	25,864	34,845
Other expenses	98,012	178,564	231,349

Total expenses (before waivers and fees paid indirectly)	3,340,000	7,702,956	7,910,347
Commission recapture	(3,768)	(16,304)	(46,731)

Total waivers and fees paid indirectly	(3,768)	(16,304)	(46,731)

Total expenses, net	3,336,232	7,686,652	7,863,616

Net Investment Income (Loss)	1,996,770	1,334,994	(1,080,338)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	25,072,414	(13,449,629)	(87,561,121)
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	—	—	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—
Net realized gain (loss) on other foreign currency transactions	12,084	—	(19,426)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	25,084,498	(13,449,629)	(87,580,547)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	16,075,070	143,613,864	85,593,119
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of written options contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	549	—	2,894

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	16,075,619	143,613,864	85,596,013

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	41,160,117	130,164,235	(1,984,534)

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,156,887	$131,499,229	$(3,064,872)

The accompanying notes are an integral part of these financial statements.

198

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2016

Hartford Small/Mid Cap Equity HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$1,975,504	$33,733,581	$178,371	$—	$—	$13,586,829
3,445	95,698	96,562,376	6,934,616	10,833,299	21,990
832	660	2,652	795	1,028	711
(2,270)	(241,657)	—	(389)	—	(85,941)

1,977,511	33,588,282	96,743,399	6,935,022	10,834,327	13,523,589

727,567	7,184,617	12,279,076	2,625,907	2,229,979	3,840,032

4,176	4,837	5,492	4,768	4,301	4,983
835	530	662	737	947	874

37,909	369,984	708,597	219,780	223,646	191,571
1,254	9,675	51,717	5,211	4,785	3,907
28,945	31,026	33,894	28,747	30,536	27,830
12,732	149,936	526,590	65,648	59,474	51,354
3,118	44,127	77,997	19,775	15,147	15,366
25,108	34,314	51,969	38,782	43,455	32,386
33,153	344,795	535,850	167,608	148,597	136,477

874,797	8,173,841	14,271,844	3,176,963	2,760,867	4,304,780
—	(3,099)	—	—	—	(3,808)

—	(3,099)	—	—	—	(3,808)

874,797	8,170,742	14,271,844	3,176,963	2,760,867	4,300,972

1,102,714	25,417,540	82,471,555	3,758,059	8,073,460	9,222,617

2,737,265	123,130,600	(6,133,901)	133,001	6,942,126	35,940,404
—	—	(65,134)	—	—	—
—	—	(108,902)	—	—	—
—	—	2,768,682	—	(38,912)	—
—	—	3,762,060	—	—	—
—	—	(27,972,976)	—	(280)	—
—	—	(4,597,065)	—	—	—
—	(13,156)	205,441	—	—	(1,738)

2,737,265	123,117,444	(32,141,795)	133,001	6,902,934	35,938,666

9,923,513	(42,554,733)	54,880,637	1,981,446	(6,725,029)	20,360,625
—	—	(109,680)	—	—	—
—	—	205,230	—	(254,974)	—
—	—	6,972	—	—	—
—	—	9,842,268	—	426,294	—
—	—	3,047,281	—	—	—
—	(21,377)	53,335	—	—	(3,820)

9,923,513	(42,576,110)	67,926,043	1,981,446	(6,553,709)	20,356,805

12,660,778	80,541,334	35,784,248	2,114,447	349,225	56,295,471

$13,763,492	$105,958,874	$118,255,803	$5,872,506	$8,422,685	$65,518,088

The accompanying notes are an integral part of these financial statements.

199

Hartford HLS Funds

Statements of Changes in Net Assets

	Hartford Balanced HLS Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$48,507,412	$50,414,982
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	121,535,739	218,419,541
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(31,380,933)	(261,214,650)

Net Increase (Decrease) in Net Assets Resulting from Operations	138,662,218	7,619,873

Distributions to Shareholders:
From net investment income
Class IA	(57,374,388)	(43,115,909)
Class IB	(6,967,476)	(4,997,202)
Class IC	—	—

Total from net investment income	(64,341,864)	(48,113,111)

From net realized gain on investments
Class IA	—	—
Class IB	—	—
Class IC	—	—

Total from net realized gain on investments	—	—

Total distributions	(64,341,864)	(48,113,111)

Capital Share Transactions:
Sold	16,656,289	16,708,307
Issued on reinvestment of distributions	64,341,864	48,113,111
Redeemed	(347,720,604)	(436,469,018)

Net increase (decrease) from capital share transactions	(266,722,451)	(371,647,600)

Net Increase (Decrease) in Net Assets	(192,402,097)	(412,140,838)

Net Assets:
Beginning of period	2,511,883,212	2,924,024,050

End of period	$2,319,481,115	$2,511,883,212

Undistributed (distributions in excess of) net investment income	$11,750,519	$28,777,300

The accompanying notes are an integral part of these financial statements.

200

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Capital Appreciation HLS Fund		Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund		Hartford Global Growth HLS Fund
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$53,795,941	$55,803,044	$5,052,429	$5,732,568	$63,831,553	$67,717,712	$2,220,012	$2,810,204
79,277,863	499,190,946	65,702,486	86,358,959	221,827,116	382,559,504	22,209,878	46,843,135
145,100,780	(466,258,274)	(33,370,153)	(39,562,393)	165,887,284	(492,429,493)	(17,164,817)	(12,495,589)

278,174,584	88,735,716	37,384,762	52,529,134	451,545,953	(42,152,277)	7,265,073	37,157,750

(50,908,581)	(52,995,203)	(5,255,939)	(5,191,407)	(58,859,706)	(56,949,781)	(2,421,454)	(2,064,712)
(4,835,762)	(4,290,700)	(523,839)	(493,379)	(7,559,424)	(7,355,049)	(298,138)	(265,636)
(145,082)	(91,794)	—	—	—	—	—	—

(55,889,425)	(57,377,697)	(5,779,778)	(5,684,786)	(66,419,130)	(64,304,830)	(2,719,592)	(2,330,348)

(479,266,149)	(1,143,708,705)	(75,833,496)	(208,795,133)	(321,363,600)	(446,508,332)	(38,316,082)	(17,807,958)
(55,348,578)	(133,658,050)	(10,746,897)	(29,781,590)	(48,363,667)	(67,944,325)	(8,316,510)	(4,152,455)
(1,930,573)	(2,343,239)	—	—	—	—	—	—

(536,545,300)	(1,279,709,994)	(86,580,393)	(238,576,723)	(369,727,267)	(514,452,657)	(46,632,592)	(21,960,413)

(592,434,725)	(1,337,087,691)	(92,360,171)	(244,261,509)	(436,146,397)	(578,757,487)	(49,352,184)	(24,290,761)

92,295,115	188,886,238	20,699,516	13,385,373	134,212,828	66,003,700	16,810,513	30,124,439
592,434,725	1,337,087,691	92,360,171	244,261,509	436,146,397	578,757,487	49,352,184	24,290,761
(1,594,446,333)	(1,157,183,786)	(130,281,451)	(167,010,558)	(575,274,237)	(630,845,783)	(83,230,273)	(69,742,484)

(909,716,493)	368,790,143	(17,221,764)	90,636,324	(4,915,012)	13,915,404	(17,067,576)	(15,327,284)

(1,223,976,634)	(879,561,832)	(72,197,173)	(101,096,051)	10,484,544	(606,994,360)	(59,154,687)	(2,460,295)

6,359,031,107	7,238,592,939	740,590,683	841,686,734	3,441,503,709	4,048,498,069	479,060,793	481,521,088

$5,135,054,473	$6,359,031,107	$668,393,510	$740,590,683	$3,451,988,253	$3,441,503,709	$419,906,106	$479,060,793

$9,234,251	$5,652,191	$181,803	$979,743	$406,191	$5,287,312	$2,331,234	$2,754,031

The accompanying notes are an integral part of these financial statements.

201

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Growth Opportunities HLS Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(1,888,178)	$235,777
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	13,129,951	195,529,079
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(18,177,806)	(41,501,855)

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,936,033)	154,263,001

Distributions to Shareholders:
From net investment income
Class IA	(5,137,102)	(1,563,969)
Class IB	(207,347)	—
Class IC	(63,822)	—

Total from net investment income	(5,408,271)	(1,563,969)

From net realized gain on investments
Class IA	(169,379,777)	(246,075,850)
Class IB	(20,295,840)	(33,542,514)
Class IC	(3,608,835)	(2,276,630)

Total from net realized gain on investments	(193,284,452)	(281,894,994)

Total distributions	(198,692,723)	(283,458,963)

Capital Share Transactions:
Sold	160,464,745	73,681,828
Issued on reinvestment of distributions	198,692,723	283,458,963
Redeemed	(226,639,753)	(217,081,410)

Net increase (decrease) from capital share transactions	132,517,715	140,059,381

Net Increase (Decrease) in Net Assets	(73,111,041)	10,863,419

Net Assets:
Beginning of period	1,375,986,798	1,365,123,379

End of period	$1,302,875,757	$1,375,986,798

Undistributed (distributions in excess of) net investment income	$(341,766)	$5,172,640

The accompanying notes are an integral part of these financial statements.

202

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Healthcare HLS Fund		Hartford High Yield HLS Fund		Hartford International Opportunities HLS Fund		Hartford MidCap HLS Fund
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$43,282	$(189,398)	$17,926,201	$21,098,919	$21,375,189	$20,581,447	$2,544,912	$1,151,367
51,905,351	69,042,842	(8,357,888)	(12,670,641)	(17,553,005)	44,603,449	67,772,211	179,588,938
(87,833,573)	(21,660,295)	33,937,976	(22,857,170)	9,302,116	(34,352,453)	125,224,671	(152,431,577)

(35,884,940)	47,193,149	43,506,289	(14,428,892)	13,124,300	30,832,443	195,541,794	28,308,728

(9,786,913)	—	(15,598,376)	(18,980,813)	(17,922,412)	(17,879,578)	(2,990,801)	(1,399,724)
(1,640,493)	—	(4,574,775)	(5,933,685)	(2,012,534)	(2,176,492)	(27,743)	(90,171)
—	—	—	—	—	—	—	—

(11,427,406)	—	(20,173,151)	(24,914,498)	(19,934,946)	(20,056,070)	(3,018,544)	(1,489,895)

(54,644,064)	(41,644,271)	—	—	—	—	(170,188,177)	(197,172,246)
(10,078,753)	(7,763,435)	—	—	—	—	(9,620,889)	(12,701,934)
—	—	—	—	—	—	—	—

(64,722,817)	(49,407,706)	—	—	—	—	(179,809,066)	(209,874,180)

(76,150,223)	(49,407,706)	(20,173,151)	(24,914,498)	(19,934,946)	(20,056,070)	(182,827,610)	(211,364,075)

39,480,807	117,587,462	30,368,396	26,601,652	118,384,245	79,856,988	147,356,841	287,047,471
76,150,223	49,407,706	20,173,151	24,914,498	19,934,946	20,056,070	182,827,610	211,364,075
(136,380,062)	(103,345,971)	(80,415,801)	(111,075,638)	(215,191,291)	(221,900,580)	(280,412,628)	(316,201,121)

(20,749,032)	63,649,197	(29,874,254)	(59,559,488)	(76,872,100)	(121,987,522)	49,771,823	182,210,425

(132,784,195)	61,434,640	(6,541,116)	(98,902,878)	(83,682,746)	(111,211,149)	62,486,007	(844,922)

423,427,273	361,992,633	328,326,110	427,228,988	1,317,787,938	1,428,999,087	1,752,110,251	1,752,955,173

$290,643,078	$423,427,273	$321,784,994	$328,326,110	$1,234,105,192	$1,317,787,938	$1,814,596,258	$1,752,110,251

$(207,735)	$11,704,604	$18,064,801	$20,098,553	$20,907,509	$19,001,664	$20,852	$777,579

The accompanying notes are an integral part of these financial statements.

203

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford MidCap Value HLS Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$1,996,770	$1,867,941
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	25,084,498	49,312,834
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	16,075,619	(53,904,920)

Net Increase (Decrease) in Net Assets Resulting from Operations	43,156,887	(2,724,145)

Distributions to Shareholders:
From net investment income
Class IA	(1,470,383)	(1,833,760)
Class IB	(198,851)	(310,161)

Total from net investment income	(1,669,234)	(2,143,921)

From net realized gain on investments
Class IA	(37,432,863)	(44,253,137)
Class IB	(11,765,923)	(14,602,875)

Total from net realized gain on investments	(49,198,786)	(58,856,012)

Total distributions	(50,868,020)	(60,999,933)

Capital Share Transactions:
Sold	6,844,502	8,423,245
Issued on reinvestment of distributions	50,868,020	60,999,933
Redeemed	(53,319,463)	(78,708,045)

Net increase (decrease) from capital share transactions	4,393,059	(9,284,867)

Net Increase (Decrease) in Net Assets	(3,318,074)	(73,008,945)

Net Assets:
Beginning of period	382,894,110	455,903,055

End of period	$379,576,036	$382,894,110

Undistributed (distributions in excess of) net investment income	$1,962,506	$890,780

The accompanying notes are an integral part of these financial statements.

204

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Small Cap Growth HLS Fund		Hartford Small Company HLS Fund		Hartford Small/Mid Cap Equity HLS Fund		Hartford Stock HLS Fund
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$1,334,994	$1,700,575	$(1,080,338)	$(1,780,496)	$1,102,714	$1,511,474	$25,417,540	$29,935,718
(13,449,629)	46,029,721	(87,580,547)	88,028,225	2,737,265	5,335,316	123,117,444	154,995,290
143,613,864	(76,627,391)	85,596,013	(198,111,583)	9,923,513	(11,517,750)	(42,576,110)	(142,060,258)

131,499,229	(28,897,095)	(3,064,872)	(111,863,854)	13,763,492	(4,670,960)	105,958,874	42,870,750

(1,321,239)	(562,638)	—	—	(1,054,630)	(1,119,387)	(24,394,377)	(25,254,549)
—	—	—	—	(154,757)	(189,421)	(2,241,103)	(2,429,965)

(1,321,239)	(562,638)	—	—	(1,209,387)	(1,308,808)	(26,635,480)	(27,684,514)

(40,160,906)	(74,730,595)	(87,123,722)	(235,415,969)	(4,735,022)	(14,586,015)	—	—
(9,586,481)	(23,707,028)	(9,078,306)	(22,082,672)	(928,660)	(3,233,544)	—	—

(49,747,387)	(98,437,623)	(96,202,028)	(257,498,641)	(5,663,682)	(17,819,559)	—	—

(51,068,626)	(99,000,261)	(96,202,028)	(257,498,641)	(6,873,069)	(19,128,367)	(26,635,480)	(27,684,514)

187,804,800	681,534,004	83,849,278	166,334,124	13,915,582	4,931,280	17,279,764	9,402,151
45,817,119	99,000,261	96,202,028	257,498,641	6,873,069	19,128,367	26,635,480	27,684,514
(238,282,637)	(201,704,918)	(389,910,318)	(241,524,090)	(18,682,136)	(25,688,609)	(214,128,274)	(243,328,995)

(4,660,718)	578,829,347	(209,859,012)	182,308,675	2,106,515	(1,628,962)	(170,213,030)	(206,242,330)

75,769,885	450,931,991	(309,125,912)	(187,053,820)	8,996,938	(25,428,289)	(90,889,636)	(191,056,094)

1,123,362,422	672,430,431	1,216,278,326	1,403,332,146	95,879,890	121,308,179	1,543,832,923	1,734,889,017

$1,199,132,307	$1,123,362,422	$907,152,414	$1,216,278,326	$104,876,828	$95,879,890	$1,452,943,287	$1,543,832,923

$1,097,782	$1,318,657	$—	$—	$1,102,708	$1,254,573	$724,929	$2,566,050

The accompanying notes are an integral part of these financial statements.

205

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$82,471,555	$86,322,024
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(32,141,795)	(4,544,619)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	67,926,043	(96,333,497)

Net Increase (Decrease) in Net Assets Resulting from Operations	118,255,803	(14,556,092)

Distributions to Shareholders:
From net investment income
Class IA	(59,076,184)	(81,109,076)
Class IB	(6,394,079)	(8,982,691)

Total from net investment income	(65,470,263)	(90,091,767)

From net realized gain on investments
Class IA	(8,917,940)	(63,383,205)
Class IB	(1,089,963)	(7,785,123)

Total from net realized gain on investments	(10,007,903)	(71,168,328)

Total distributions	(75,478,166)	(161,260,095)

Capital Share Transactions:
Sold	108,664,980	124,109,254
Issued on reinvestment of distributions	75,478,166	161,260,095
Redeemed	(463,514,702)	(605,905,708)

Net decrease from capital share transactions	(279,371,556)	(320,536,359)

Net Increase (Decrease) in Net Assets	(236,593,919)	(496,352,546)

Net Assets:
Beginning of period	2,743,286,277	3,239,638,823

End of period	$2,506,692,358	$2,743,286,277

Undistributed (distributions in excess of) net investment income	$69,347,138	$66,990,645

The accompanying notes are an integral part of these financial statements.

206

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Ultrashort Bond HLS Fund		Hartford U.S. Government Securities HLS Fund		Hartford Value HLS Fund
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$3,758,059	$2,291,768	$8,073,460	$7,999,122	$9,222,617	$8,732,298
133,001	6,610	6,902,934	6,709,375	35,938,666	66,859,209
1,981,446	(1,395,680)	(6,553,709)	(6,286,185)	20,356,805	(92,712,676)

5,872,506	902,698	8,422,685	8,422,312	65,518,088	(17,121,169)

(2,551,645)	(2,080,640)	(7,582,207)	(7,889,540)	(7,538,457)	(7,270,798)
(120,504)	—	(1,447,270)	(1,434,327)	(1,123,156)	(1,103,600)

(2,672,149)	(2,080,640)	(9,029,477)	(9,323,867)	(8,661,613)	(8,374,398)

—	(63,898)	—	—	(55,148,630)	(15,308,517)
—	(10,342)	—	—	(9,603,547)	(2,826,296)

—	(74,240)	—	—	(64,752,177)	(18,134,813)

(2,672,149)	(2,154,880)	(9,029,477)	(9,323,867)	(73,413,790)	(26,509,211)

50,997,507	56,291,513	51,813,891	42,133,789	14,794,864	42,392,764
2,672,149	2,154,880	9,029,477	9,323,867	73,413,790	26,509,211
(153,178,306)	(215,901,855)	(114,156,260)	(119,610,042)	(91,871,378)	(111,574,821)

(99,508,650)	(157,455,462)	(53,312,892)	(68,152,386)	(3,662,724)	(42,672,846)

(96,308,293)	(158,707,644)	(53,919,684)	(69,053,941)	(11,558,426)	(86,303,226)

708,057,590	866,765,234	502,147,811	571,201,752	535,765,099	622,068,325

$611,749,297	$708,057,590	$448,228,127	$502,147,811	$524,206,673	$535,765,099

$4,216,358	$2,672,136	$8,912,051	$9,029,448	$879,487	$781,816

The accompanying notes are an integral part of these financial statements.

207

Hartford HLS Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Balanced HLS Fund
For the Year Ended December 31, 2016
IA	$26.62	$0.56	$1.05	$1.61	$(0.77)	$—	$(0.77)	$27.46	6.04%	$2,043,556	0.66%	0.64%	2.05%	25%
IB	26.99	0.50	1.07	1.57	(0.70)	—	(0.70)	27.86	5.79	275,925	0.91	0.89	1.80	25

For the Year Ended December 31, 2015
IA	$27.09	$0.51	$(0.46)	$0.05	$(0.52)	$—	$(0.52)	$26.62	0.18%	$2,210,938	0.65%	0.63%	1.87%	18%
IB	27.45	0.45	(0.47)	(0.02)	(0.44)	—	(0.44)	26.99	(0.07)	300,945	0.90	0.88	1.62	18

For the Year Ended December 31, 2014
IA	$25.11	$0.45	$2.01	$2.46	$(0.48)	$—	$(0.48)	$27.09	9.79%	$2,561,814	0.65%	0.65%	1.73%	29%
IB	25.44	0.39	2.03	2.42	(0.41)	—	(0.41)	27.45	9.51	362,210	0.90	0.90	1.49	29

For the Year Ended December 31, 2013
IA	$21.03	$0.41	$4.04	$4.45	$(0.37)	$—	$(0.37)	$25.11	21.19%	$2,782,698	0.65%	0.65%	1.75%	31%
IB	21.30	0.35	4.10	4.45	(0.31)	—	(0.31)	25.44	20.88	399,681	0.90	0.90	1.50	31

For the Year Ended December 31, 2012(4)
IA	$19.34	$0.47	$1.85	$2.32	$(0.63)	$—	$(0.63)	$21.03	12.02%	$2,754,114	0.65%	0.65%	1.98%	28%
IB	19.58	0.43	1.86	2.29	(0.57)	—	(0.57)	21.30	11.74	406,156	0.90	0.90	1.73	28

Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2016
IA	$44.44	$0.41	$1.94	$2.35	$(0.47)	$(4.27)	$(4.74)	$42.05	5.52%	$4,555,454	0.68%	0.68%	0.97%	103%
IB	43.93	0.30	1.90	2.20	(0.36)	(4.27)	(4.63)	41.50	5.24	558,022	0.93	0.93	0.72	103
IC	44.21	0.19	1.92	2.11	(0.29)	(4.27)	(4.56)	41.76	4.99	21,579	1.18	1.18	0.46	103

For the Year Ended December 31, 2015
IA	$54.71	$0.43	$0.38	$0.81	$(0.43)	$(10.65)	$(11.08)	$44.44	1.02%	$5,701,269	0.67%	0.67%	0.84%	75%
IB	54.20	0.30	0.39	0.69	(0.31)	(10.65)	(10.96)	43.93	0.79	641,548	0.92	0.92	0.59	75
IC	54.59	0.17	0.39	0.56	(0.29)	(10.65)	(10.94)	44.21	0.53	16,215	1.17	1.17	0.34	75

For the Year Ended December 31, 2014
IA	$59.65	$0.56	$3.81	$4.37	$(0.50)	$(8.81)	$(9.31)	$54.71	7.31%	$6,470,599	0.66%	0.66%	0.96%	89%
IB	59.18	0.42	3.77	4.19	(0.36)	(8.81)	(9.17)	54.20	7.04	764,541	0.91	0.91	0.72	89
IC(5)	60.21	0.09	3.53	3.62	(0.43)	(8.81)	(9.24)	54.59	5.97 (6)	3,453	1.16 (7)	1.16 (7)	0.23 (7)	89

For the Year Ended December 31, 2013
IA	$43.37	$0.45	$16.49	$16.94	$(0.51)	$(0.15)	$(0.66)	$59.65	39.08%	$7,029,201	0.67%	0.67%	0.88%	86%
IB	43.05	0.32	16.33	16.65	(0.37)	(0.15)	(0.52)	59.18	38.72	969,611	0.92	0.92	0.63	86

For the Year Ended December 31, 2012
IA	$37.20	$0.57	$6.24	$6.81	$(0.64)	$—	$(0.64)	$43.37	18.34%	$7,750,924	0.67%	0.67%	1.24%	142%
IB	36.90	0.52	6.14	6.66	(0.51)	—	(0.51)	43.05	18.04	874,386	0.92	0.92	0.99	142

The accompanying notes are an integral part of these financial statements.

208

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2016
IA	$15.58	$0.11	$0.77	$0.88	$(0.13)	$(2.03)	$(2.16)	$14.30	5.76%	$587,089	0.79%	0.79%	0.76%	33%
IB	15.46	0.08	0.75	0.83	(0.09)	(2.03)	(2.12)	14.17	5.49	81,304	1.04	1.04	0.51	33

For the Year Ended December 31, 2015
IA	$20.99	$0.14	$1.41	$1.55	$(0.13)	$(6.83)	$(6.96)	$15.58	6.83%	$648,747	0.76%	0.76%	0.76%	29%
IB	20.88	0.10	1.40	1.50	(0.09)	(6.83)	(6.92)	15.46	6.59	91,844	1.01	1.01	0.51	29

For the Year Ended December 31, 2014
IA	$18.36	$0.14	$2.83	$2.97	$(0.14)	$(0.20)	$(0.34)	$20.99	16.18%	$734,110	0.75%	0.75%	0.73%	63%
IB	18.27	0.09	2.81	2.90	(0.09)	(0.20)	(0.29)	20.88	15.87	107,577	1.00	1.00	0.47	63

For the Year Ended December 31, 2013
IA	$13.64	$0.17	$4.72	$4.89	$(0.17)	$—	$(0.17)	$18.36	35.82%	$811,099	0.76%	0.76%	1.07%	23%
IB	13.58	0.13	4.68	4.81	(0.12)	—	(0.12)	18.27	35.47	118,598	1.01	1.01	0.82	23

For the Year Ended December 31, 2012(4)
IA	$11.78	$0.22	$1.86	$2.08	$(0.22)	$—	$(0.22)	$13.64	17.62%	$798,148	0.75%	0.75%	1.45%	34%
IB	11.73	0.18	1.85	2.03	(0.18)	—	(0.18)	13.58	17.33	116,113	1.00	1.00	1.20	34

Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2016
IA	$22.09	$0.43	$2.67	$3.10	$(0.44)	$(2.65)	$(3.09)	$22.10	14.89%	$3,013,788	0.69%	0.69%	1.98%	20%
IB	22.02	0.38	2.65	3.03	(0.39)	(2.65)	(3.04)	22.01	14.58	438,200	0.94	0.94	1.73	20

For the Year Ended December 31, 2015
IA	$26.45	$0.46	$(0.70)	$(0.24)	$(0.43)	$(3.69)	$(4.12)	$22.09	(1.16)%	$2,991,811	0.67%	0.67%	1.84%	20%
IB	26.38	0.40	(0.70)	(0.30)	(0.37)	(3.69)	(4.06)	22.02	(1.41)	449,693	0.92	0.92	1.59	20

For the Year Ended December 31, 2014
IA	$27.05	$0.49	$2.92	$3.41	$(0.49)	$(3.52)	$(4.01)	$26.45	12.96%	$3,502,492	0.67%	0.67%	1.78%	19%
IB	26.99	0.42	2.91	3.33	(0.42)	(3.52)	(3.94)	26.38	12.68	546,006	0.92	0.92	1.53	19

For the Year Ended December 31, 2013
IA	$21.46	$0.46	$6.33	$6.79	$(0.51)	$(0.69)	$(1.20)	$27.05	31.92%	$3,760,183	0.67%	0.67%	1.88%	25%
IB	21.42	0.40	6.31	6.71	(0.45)	(0.69)	(1.14)	26.99	31.58	621,751	0.92	0.92	1.62	25

For the Year Ended December 31, 2012(4)
IA	$19.34	$0.49	$2.13	$2.62	$(0.50)	$—	$(0.50)	$21.46	13.59%	$3,658,076	0.67%	0.67%	2.13%	20%
IB	19.30	0.45	2.11	2.56	(0.44)	—	(0.44)	21.42	13.31	589,194	0.92	0.92	1.88	20

The accompanying notes are an integral part of these financial statements.

209

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2016
IA	$24.39	$0.13	$0.40		$0.53	$(0.17)	$(2.61)	$(2.78)	$22.14	1.95%	$347,375	0.82%	0.82%	0.55%		65%
IB	24.19	0.07	0.39		0.46	(0.09)	(2.61)	(2.70)	21.95	1.71	72,531	1.07	1.07	0.30		65

For the Year Ended December 31, 2015
IA	$23.74	$0.15	$1.77		$1.92	$(0.13)	$(1.14)	$(1.27)	$24.39	8.04%	$392,302	0.81%	0.81%	0.62%		67%
IB	23.56	0.09	1.75		1.84	(0.07)	(1.14)	(1.21)	24.19	7.76	86,759	1.06	1.06	0.38		67

For the Year Ended December 31, 2014
IA	$22.33	$0.13	$1.39		$1.52	$(0.11)	$—	$(0.11)	$23.74	6.79%	$388,542	0.81%	0.81%	0.57%		82	%(8)
IB	22.16	0.07	1.39		1.46	(0.06)	—	(0.06)	23.56	6.58	92,979	1.06	1.06	0.30		82	(8)

For the Year Ended December 31, 2013
IA	$16.50	$0.11	$5.86		$5.97	$(0.14)	$—	$(0.14)	$22.33	36.30%	$360,086	0.82%	0.82%	0.56%		71%
IB	16.38	0.06	5.81		5.87	(0.09)	—	(0.09)	22.16	35.90	79,823	1.07	1.07	0.32		71

For the Year Ended December 31, 2012(4)
IA	$13.45	$0.14	$3.00		$3.14	$(0.09)	$—	$(0.09)	$16.50	23.41%	$321,371	0.82%	0.82%	0.73%		108%
IB	13.34	0.09	2.99		3.08	(0.04)	—	(0.04)	16.38	23.10	77,224	1.07	1.07	0.47		108

Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2016
IA	$34.86	$(0.04)	$0.06	(9)	$0.02	$(0.15)	$(4.90)	$(5.05)	$29.83	(0.49)%	$1,145,176	0.65%	0.65%	(0.11)%		138%
IB	33.76	(0.11)	0.04	(9)	(0.07)	(0.05)	(4.90)	(4.95)	28.74	(0.77)	132,149	0.90	0.90	(0.35)		138
IC	34.57	(0.19)	0.04	(9)	(0.15)	(0.09)	(4.90)	(4.99)	29.43	(1.01)	25,550	1.15	1.15	(0.61)		138

For the Year Ended December 31, 2015
IA	$38.88	$0.02	$4.66		$4.68	$(0.05)	$(8.65)	$(8.70)	$34.86	11.74%	$1,197,187	0.65%	0.65%	0.05%		109%
IB	37.93	(0.08)	4.56		4.48	—	(8.65)	(8.65)	33.76	11.47	158,304	0.90	0.90	(0.20)		109
IC	38.75	(0.18)	4.65		4.47	—	(8.65)	(8.65)	34.57	11.18	20,495	1.16	1.16	(0.48)		109

For the Year Ended December 31, 2014
IA	$40.58	$0.06	$5.31		$5.37	$(0.07)	$(7.00)	$(7.07)	$38.88	14.14%	$1,203,366	0.64%	0.64%	0.16%		145	%(10)
IB	39.79	(0.04)	5.18		5.14	—	(7.00)	(7.00)	37.93	13.82	160,040	0.89	0.89	(0.11)		145	(10)
IC(5)	40.23	(0.10)	5.69		5.59	(0.07)	(7.00)	(7.07)	38.75	14.79 (6)	1,717	1.14 (7)	1.14 (7)	(0.37	)(7)	145	(10)

For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61		$10.68	$—	$—	$—	$40.58	35.74%	$1,097,380	0.65%	0.65%	0.21%		119%
IB	29.38	(0.01)	10.42		10.41	—	—	—	39.79	35.42	111,230	0.90	0.90	(0.04)		119

For the Year Ended December 31, 2012
IA	$23.57	$0.03	$6.30		$6.33	$—	$—	$—	$29.90	26.86%	$951,372	0.65%	0.65%	0.11%		105%
IB	23.22	(0.05)	6.21		6.16	—	—	—	29.38	26.54	108,506	0.90	0.90	(0.15)		105

The accompanying notes are an integral part of these financial statements.

210

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Healthcare HLS Fund
For the Year Ended December 31, 2016
IA	$30.32	$0.01	$(2.37)	$(2.36)	$(0.99)	$(5.51)	$(6.50)	$21.46	(8.39)%	$246,494	0.89%	0.89%	0.05%	36%
IB	29.36	(0.05)	(2.30)	(2.35)	(0.90)	(5.51)	(6.41)	20.60	(8.64)	44,149	1.14	1.14	(0.20)	36

For the Year Ended December 31, 2015
IA	$30.02	$—	$4.08	$4.08	$—	$(3.78)	$(3.78)	$30.32	13.21%	$360,783	0.86%	0.86%	(0.01)%	38%
IB	29.23	(0.08)	3.99	3.91	—	(3.78)	(3.78)	29.36	12.98	62,644	1.11	1.11	(0.26)	38

For the Year Ended December 31, 2014
IA	$25.67	$0.01	$6.75	$6.76	$(0.07)	$(2.34)	$(2.41)	$30.02	27.39%	$301,580	0.88%	0.88%	0.03%	33%
IB	25.07	(0.06)	6.57	6.51	(0.01)	(2.34)	(2.35)	29.23	27.00	60,413	1.13	1.13	(0.22)	33

For the Year Ended December 31, 2013
IA	$18.11	$0.04	$9.12	$9.16	$(0.12)	$(1.48)	$(1.60)	$25.67	51.84%	$243,719	0.89%	0.89%	0.19%	33%
IB	17.71	(0.01)	8.92	8.91	(0.07)	(1.48)	(1.55)	25.07	51.50	57,187	1.14	1.14	(0.06)	33

For the Year Ended December 31, 2012(4)
IA	$15.07	$0.13	$2.98	$3.11	$(0.07)	$—	$(0.07)	$18.11	20.62%	$149,801	0.91%	0.91%	0.69%	46%
IB	14.74	0.09	2.90	2.99	(0.02)	—	(0.02)	17.71	20.32	45,306	1.16	1.16	0.43	46

Hartford High Yield HLS Fund
For the Year Ended December 31, 2016
IA	$7.55	$0.44	$0.62	$1.06	$(0.50)	$—	$(0.50)	$8.11	14.25%	$244,212	0.79%	0.79%	5.52%	41%
IB	7.43	0.41	0.62	1.03	(0.48)	—	(0.48)	7.98	13.99	77,573	1.04	1.04	5.27	41

For the Year Ended December 31, 2015
IA	$8.45	$0.45	$(0.79)	$(0.34)	$(0.56)	$—	$(0.56)	$7.55	(4.30)%	$251,313	0.76%	0.76%	5.40%	34%
IB	8.32	0.42	(0.77)	(0.35)	(0.54)	—	(0.54)	7.43	(4.56)	77,013	1.01	1.01	5.15	34

For the Year Ended December 31, 2014
IA	$8.90	$0.47	$(0.22)	$0.25	$(0.70)	$—	$(0.70)	$8.45	2.58%	$321,650	0.75%	0.75%	5.28%	39%
IB	8.77	0.44	(0.22)	0.22	(0.67)	—	(0.67)	8.32	2.31	105,579	1.00	1.00	5.02	39

For the Year Ended December 31, 2013
IA	$9.09	$0.54	$0.01	$0.55	$(0.74)	$—	$(0.74)	$8.90	6.43%	$389,340	0.75%	0.75%	5.90%	46%
IB	8.96	0.50	0.03	0.53	(0.72)	—	(0.72)	8.77	6.17	125,701	1.00	1.00	5.64	46

For the Year Ended December 31, 2012
IA	$8.70	$0.58	$0.63	$1.21	$(0.82)	$—	$(0.82)	$9.09	14.31%	$504,042	0.75%	0.75%	6.37%	94%
IB	8.59	0.55	0.62	1.17	(0.80)	—	(0.80)	8.96	14.03	149,050	1.00	1.00	6.12	94

The accompanying notes are an integral part of these financial statements.

211

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2016
IA	$14.19	$0.24	$(0.06)	$0.18	$(0.23)	$—	$(0.23)	$14.14	1.26%	$1,086,762	0.76%	0.76%	1.74%	95%
IB	14.36	0.21	(0.07)	0.14	(0.19)	—	(0.19)	14.31	0.94	147,343	1.01	1.01	1.50	95

For the Year Ended December 31, 2015
IA	$14.13	$0.22	$0.06	$0.28	$(0.22)	$—	$(0.22)	$14.19	1.88%	$1,146,250	0.74%	0.74%	1.47%	68%
IB	14.29	0.18	0.06	0.24	(0.17)	—	(0.17)	14.36	1.65	171,538	0.99	0.99	1.21	68

For the Year Ended December 31, 2014
IA	$15.03	$0.19	$(0.75)	$(0.56)	$(0.34)	$—	$(0.34)	$14.13	(3.87)%	$1,239,946	0.73%	0.73%	1.30%	90%
IB	15.20	0.15	(0.76)	(0.61)	(0.30)	—	(0.30)	14.29	(4.14)	189,053	0.98	0.98	1.02	90

For the Year Ended December 31, 2013
IA	$12.63	$0.24	$2.45	$2.69	$(0.29)	$—	$(0.29)	$15.03	21.55%	$1,454,018	0.74%	0.74%	1.76%	100%
IB	12.76	0.21	2.49	2.70	(0.26)	—	(0.26)	15.20	21.28	215,447	0.99	0.99	1.55	100

For the Year Ended December 31, 2012(4)
IA	$10.72	$0.26	$1.88	$2.14	$(0.23)	$—	$(0.23)	$12.63	20.20%	$1,303,209	0.74%	0.74%	1.88%	95%
IB	10.82	0.25	1.88	2.13	(0.19)	—	(0.19)	12.76	19.89	220,699	0.99	0.99	1.64	95

Hartford MidCap HLS Fund
For the Year Ended December 31, 2016
IA	$33.66	$0.05	$3.80	$3.85	$(0.06)	$(3.62)	$(3.68)	$33.83	11.98%	$1,721,029	0.71%	0.71%	0.16%	32%
IB	33.11	(0.03)	3.72	3.69	(0.01)	(3.62)	(3.63)	33.17	11.69	93,567	0.96	0.96	(0.09)	32

For the Year Ended December 31, 2015
IA	$37.28	$0.03	$0.83	$0.86	$(0.03)	$(4.45)	$(4.48)	$33.66	1.60%	$1,647,715	0.70%	0.70%	0.08%	38%
IB	36.83	(0.06)	0.82	0.76	(0.03)	(4.45)	(4.48)	33.11	1.34	104,395	0.95	0.95	(0.16)	38

For the Year Ended December 31, 2014
IA	$37.87	$0.04	$4.22	$4.26	$(0.04)	$(4.81)	$(4.85)	$37.28	11.37%	$1,669,393	0.70%	0.70%	0.10%	42%
IB	37.52	(0.06)	4.18	4.12	—	(4.81)	(4.81)	36.83	11.09	83,562	0.95	0.95	(0.15)	42

For the Year Ended December 31, 2013
IA	$28.16	$0.07	$11.02	$11.09	$(0.04)	$(1.34)	$(1.38)	$37.87	39.82%	$1,483,626	0.71%	0.71%	0.21%	34%
IB	27.95	(0.02)	10.94	10.92	(0.01)	(1.34)	(1.35)	37.52	39.46	82,483	0.96	0.96	(0.05)	34

For the Year Ended December 31, 2012(4)
IA	$23.77	$0.24	$4.38	$4.62	$(0.23)	$—	$(0.23)	$28.16	19.44%	$1,325,221	0.71%	0.71%	0.84%	51%
IB	23.59	0.17	4.35	4.52	(0.16)	—	(0.16)	27.95	19.14	70,997	0.96	0.96	0.59	51

The accompanying notes are an integral part of these financial statements.

212

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford MidCap Value HLS Fund
For the Year Ended December 31, 2016
IA	$12.33	$0.07	$1.40	$1.47	$(0.07)	$(1.73)	$(1.80)	$12.00	12.82%	$289,872	0.86%	0.86%	0.61%	38%
IB	12.24	0.04	1.39	1.43	(0.03)	(1.73)	(1.76)	11.91	12.56	89,704	1.11	1.11	0.36	38

For the Year Ended December 31, 2015
IA	$14.60	$0.07	$(0.15)	$(0.08)	$(0.09)	$(2.10)	$(2.19)	$12.33	(1.21)%	$291,174	0.84%	0.84%	0.49%	29%
IB	14.50	0.03	(0.15)	(0.12)	(0.04)	(2.10)	(2.14)	12.24	(1.45)	91,720	1.09	1.09	0.24	29

For the Year Ended December 31, 2014
IA	$15.51	$0.09	$1.19	$1.28	$(0.11)	$(2.08)	$(2.19)	$14.60	8.22%	$345,084	0.84%	0.84%	0.60%	31%
IB	15.42	0.05	1.18	1.23	(0.07)	(2.08)	(2.15)	14.50	7.91	110,819	1.09	1.09	0.35	31

For the Year Ended December 31, 2013
IA	$11.65	$0.08	$3.95	$4.03	$(0.17)	$—	$(0.17)	$15.51	34.71%	$377,272	0.84%	0.84%	0.56%	49%
IB	11.59	0.04	3.93	3.97	(0.14)	—	(0.14)	15.42	34.37	123,884	1.09	1.09	0.31	49

For the Year Ended December 31, 2012(4)
IA	$9.44	$0.14	$2.20	$2.34	$(0.13)	$—	$(0.13)	$11.65	24.95%	$323,934	0.85%	0.85%	1.03%	45%
IB	9.38	0.10	2.21	2.31	(0.10)	—	(0.10)	11.59	24.64	112,996	1.10	1.10	0.79	45

Hartford Small Cap Growth HLS Fund
For the Year Ended December 31, 2016
IA	$24.93	$0.04	$2.98	$3.02	$(0.04)	$(1.14)	$(1.18)	$26.77	12.37%	$972,576	0.65%	0.65%	0.17%	51%
IB	24.38	(0.02)	2.90	2.88	—	(1.14)	(1.14)	26.12	12.08	226,557	0.90	0.90	(0.08)	51

For the Year Ended December 31, 2015
IA	$27.95	$0.07	$(0.02)	$0.05	$(0.02)	$(3.05)	$(3.07)	$24.93	(0.55)%	$913,414	0.65%	0.65%	0.25%	59%
IB	27.44	(0.01)	—	(0.01)	—	(3.05)	(3.05)	24.38	(0.79)	209,948	0.90	0.90	(0.03)	59

For the Year Ended December 31, 2014
IA	$32.60	$0.06	$1.48	$1.54	$(0.02)	$(6.17)	$(6.19)	$27.95	5.83%	$557,200	0.65%	0.65%	0.19%	117%
IB	32.17	(0.02)	1.46	1.44	—	(6.17)	(6.17)	27.44	5.57	115,230	0.90	0.90	(0.06)	117

For the Year Ended December 31, 2013
IA	$25.44	$0.05	$10.92	$10.97	$(0.12)	$(3.69)	$(3.81)	$32.60	44.87%	$466,173	0.67%	0.67%	0.16%	81%
IB	25.14	(0.02)	10.77	10.75	(0.03)	(3.69)	(3.72)	32.17	44.50	123,966	0.92	0.92	(0.08)	81

For the Year Ended December 31, 2012(4)
IA	$21.67	$0.11	$3.66	$3.77	$—	$—	$—	$25.44	17.40%	$378,318	0.67%	0.67%	0.41%	85%
IB	21.47	0.04	3.63	3.67	—	—	—	25.14	17.10	134,404	0.92	0.92	0.16	85

The accompanying notes are an integral part of these financial statements.

213

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Company HLS Fund
For the Year Ended December 31, 2016
IA	$17.52	$(0.01)	$0.33 (9)	$0.32	$—	$(1.68)	$(1.68)	$16.16	2.04%	$834,044	0.76%	0.76%	(0.08)%	94%
IB	16.47	(0.05)	0.31 (9)	0.26	—	(1.68)	(1.68)	15.05	1.81	73,108	1.01	1.01	(0.34)	94

For the Year Ended December 31, 2015
IA	$23.33	$(0.02)	$(1.43)	$(1.45)	$—	$(4.36)	$(4.36)	$17.52	(8.21)%	$1,117,778	0.71%	0.71%	(0.11)%	88%
IB	22.24	(0.07)	(1.34)	(1.41)	—	(4.36)	(4.36)	16.47	(8.45)	98,501	0.96	0.96	(0.36)	88

For the Year Ended December 31, 2014
IA	$26.43	$(0.09)	$1.78	$1.69	$—	$(4.79)	$(4.79)	$23.33	7.07%	$1,279,533	0.71%	0.71%	(0.35)%	90%
IB	25.46	(0.15)	1.72	1.57	—	(4.79)	(4.79)	22.24	6.85	123,799	0.96	0.96	(0.60)	90

For the Year Ended December 31, 2013
IA	$19.74	$(0.07)	$8.60	$8.53	$(0.02)	$(1.82)	$(1.84)	$26.43	44.38%	$1,354,821	0.71%	0.71%	(0.29)%	96%
IB	19.06	(0.12)	8.34	8.22	—	(1.82)	(1.82)	25.46	44.28	141,791	0.96	0.96	(0.54)	96

For the Year Ended December 31, 2012(4)
IA	$17.07	$0.03	$2.64	$2.67	$—	$—	$—	$19.74	15.64%	$1,126,350	0.72%	0.72%	0.16%	110%
IB	16.56	(0.03)	2.53	2.50	—	—	—	19.06	15.10	117,133	0.97	0.97	(0.13)	110

Hartford Small/Mid Cap Equity HLS Fund
For the Year Ended December 31, 2016
IA	$7.45	$0.09	$1.09	$1.18	$(0.11)	$(0.49)	$(0.60)	$8.03	16.48%	$87,752	0.92%	0.92%	1.25%	96%
IB	7.40	0.07	1.09	1.16	(0.08)	(0.49)	(0.57)	7.99	16.33	17,125	1.17	1.17	1.01	96

For the Year Ended December 31, 2015
IA	$9.47	$0.12	$(0.46)	$(0.34)	$(0.12)	$(1.56)	$(1.68)	$7.45	(4.73)%	$79,379	0.88%	0.88%	1.39%	80%
IB	9.41	0.10	(0.46)	(0.36)	(0.09)	(1.56)	(1.65)	7.40	(4.97)	16,501	1.13	1.13	1.12	80

For the Year Ended December 31, 2014
IA	$11.29	$0.13	$0.43	$0.56	$(0.18)	$(2.20)	$(2.38)	$9.47	5.22%	$98,069	0.85%	0.85%	1.20%	108%
IB	11.22	0.10	0.44	0.54	(0.15)	(2.20)	(2.35)	9.41	5.00	23,239	1.10	1.10	0.96	108

For the Year Ended December 31, 2013
IA	$8.90	$0.16	$3.08	$3.24	$(0.14)	$(0.71)	$(0.85)	$11.29	37.51%	$117,395	0.85%	0.85%	1.58%	128%
IB	8.85	0.13	3.07	3.20	(0.12)	(0.71)	(0.83)	11.22	37.08	26,362	1.10	1.10	1.32	128

For the Year Ended December 31, 2012(4)
IA	$8.93	$0.15	$1.21	$1.36	$(0.06)	$(1.33)	$(1.39)	$8.90	15.87%	$106,339	0.88%	0.88%	1.57%	150%
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	(1.36)	8.85	15.58	24,774	1.13	1.13	1.26	150

The accompanying notes are an integral part of these financial statements.

214

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Stock HLS Fund
For the Year Ended December 31, 2016
IA	$64.06	$1.14	$3.61	$4.75	$(1.26)	$—	$(1.26)	$67.55	7.41%	$1,312,626	0.52%	0.52%	1.72%	29%
IB	64.03	0.97	3.61	4.58	(1.08)	—	(1.08)	67.53	7.14	140,317	0.77	0.77	1.47	29

For the Year Ended December 31, 2015
IA	$63.49	$1.19	$0.56	$1.75	$(1.18)	$—	$(1.18)	$64.06	2.74%	$1,388,110	0.51%	0.51%	1.86%	23%
IB	63.46	1.03	0.54	1.57	(1.00)	—	(1.00)	64.03	2.48	155,722	0.76	0.76	1.61	23

For the Year Ended December 31, 2014
IA	$58.07	$1.07	$5.51	$6.58	$(1.16)	$—	$(1.16)	$63.49	11.31%	$1,552,777	0.50%	0.50%	1.79%	20%
IB	58.04	0.92	5.50	6.42	(1.00)	—	(1.00)	63.46	11.04	182,112	0.75	0.75	1.54	20

For the Year Ended December 31, 2013
IA	$44.73	$0.99	$13.41	$14.40	$(1.06)	$—	$(1.06)	$58.07	32.25%	$1,667,278	0.51%	0.51%	1.89%	27%
IB	44.71	0.85	13.40	14.25	(0.92)	—	(0.92)	58.04	31.92	204,437	0.76	0.76	1.64	27

For the Year Ended December 31, 2012(4)
IA	$39.95	$0.91	$4.83	$5.74	$(0.96)	$—	$(0.96)	$44.73	14.38%	$1,532,116	0.51%	0.51%	1.86%	82%
IB	39.92	0.82	4.81	5.63	(0.84)	—	(0.84)	44.71	14.10	200,153	0.76	0.76	1.61	82

Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2016
IA	$10.93	$0.36	$0.13	$0.49	$(0.29)	$(0.04)	$(0.33)	$11.09	4.49%	$2,244,505	0.52%	0.52%	3.16%	36%
IB	10.87	0.33	0.13	0.46	(0.26)	(0.04)	(0.30)	11.03	4.22	262,187	0.77	0.77	2.91	36

For the Year Ended December 31, 2015
IA	$11.63	$0.33	$(0.39)	$(0.06)	$(0.36)	$(0.28)	$(0.64)	$10.93	(0.59)%	$2,448,280	0.51%	0.51%	2.88%	66%
IB	11.56	0.30	(0.39)	(0.09)	(0.32)	(0.28)	(0.60)	10.87	(0.81)	295,006	0.76	0.76	2.63	66

For the Year Ended December 31, 2014
IA	$11.35	$0.33	$0.34	$0.67	$(0.39)	$—	$(0.39)	$11.63	5.89%	$2,879,633	0.50%	0.50%	2.85%	84%
IB	11.27	0.30	0.34	0.64	(0.35)	—	(0.35)	11.56	5.68	360,006	0.75	0.75	2.60	84

For the Year Ended December 31, 2013
IA	$11.99	$0.32	$(0.49)	$(0.17)	$(0.47)	$—	$(0.47)	$11.35	(1.36)%	$3,290,622	0.50%	0.50%	2.76%	81%
IB	11.91	0.29	(0.50)	(0.21)	(0.43)	—	(0.43)	11.27	(1.66)	414,910	0.75	0.75	2.51	81

For the Year Ended December 31, 2012(4)
IA	$11.63	$0.41	$0.45	$0.86	$(0.50)	$—	$(0.50)	$11.99	7.54%	$3,572,511	0.50%	0.50%	3.01%	88%
IB	11.55	0.40	0.43	0.83	(0.47)	—	(0.47)	11.91	7.27	566,274	0.75	0.75	2.76	88

The accompanying notes are an integral part of these financial statements.

215

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Ultrashort Bond HLS Fund
For the Year Ended December 31, 2016
IA	$9.99	$0.06	$0.04		$0.10	$(0.05)	$—	$(0.05)	$10.04	0.97%	$533,091	0.45%	0.45%	0.61%	51%
IB	9.97	0.04	0.02		0.06	(0.01)	—	(0.01)	10.02	0.64	78,658	0.70	0.70	0.35	51

For the Year Ended December 31, 2015
IA	$10.01	$0.03	$(0.02)		$0.01	$(0.03)	$—	$(0.03)	$9.99	0.13%	$611,087	0.43%	0.43%	0.33%	35%
IB	9.98	0.01	(0.02)		(0.01)	—	—	—	9.97	(0.09)	96,970	0.68	0.68	0.08	35

For the Year Ended December 31, 2014
IA	$10.00	$0.02	$(0.01)		$0.01	$—	$—	$—	$10.01	0.10%	$745,597	0.43%	0.43%	0.23%	40%
IB	9.99	—	(0.01)		(0.01)	—	—	—	9.98	(0.10)	121,168	0.68	0.68	(0.02)	40

For the Year Ended December 31, 2013(4)(11)
IA	$10.00	$—	$—		$—	$—	$—	$—	$10.00	—%	$1,013,110	0.45%	0.21%	(0.02)%	6	%(12)
IB	10.00	(0.01)	—		(0.01)	—	—	—	9.99	(0.10)	163,058	0.49	0.25	(0.06)	6	(12)

For the Year Ended December 31, 2012(4)(11)
IA	$10.00	$—	$—		$—	$—	$—	$—	$10.00	—%	$1,603,657	0.42%	0.18%	—%	—	%(13)
IB	10.00	—	—		—	—	—	—	10.00	—	272,464	0.42	0.18	—	—	(13)

Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2016
IA	$10.34	$0.18	$(0.02	)(9)	$0.16	$(0.20)	$—	$(0.20)	$10.30	1.54%	$368,740	0.51%	0.51%	1.67%	81%
IB	10.32	0.15	(0.02	)(9)	0.13	(0.17)	—	(0.17)	10.28	1.27	79,489	0.76	0.76	1.42	81

For the Year Ended December 31, 2015
IA	$10.37	$0.16	$—		$0.16	$(0.19)	$—	$(0.19)	$10.34	1.56%	$412,060	0.49%	0.49%	1.53%	42%
IB	10.34	0.13	0.01		0.14	(0.16)	—	(0.16)	10.32	1.35	90,088	0.74	0.74	1.28	42

For the Year Ended December 31, 2014
IA	$10.32	$0.15	$0.14		$0.29	$(0.24)	$—	$(0.24)	$10.37	2.81%	$468,967	0.48%	0.48%	1.40%	37%
IB	10.28	0.12	0.15		0.27	(0.21)	—	(0.21)	10.34	2.59	102,235	0.73	0.73	1.15	37

For the Year Ended December 31, 2013
IA	$10.75	$0.12	$(0.30)		$(0.18)	$(0.25)	$—	$(0.25)	$10.32	(1.68)%	$556,169	0.49%	0.49%	1.14%	39%
IB	10.71	0.09	(0.30)		(0.21)	(0.22)	—	(0.22)	10.28	(1.97)	123,908	0.74	0.74	0.89	39

For the Year Ended December 31, 2012(4)
IA	$10.68	$0.16	$0.22		$0.38	$(0.31)	$—	$(0.31)	$10.75	3.70%	$833,735	0.48%	0.48%	1.20%	86%
IB	10.63	0.13	0.23		0.36	(0.28)	—	(0.28)	10.71	3.44	173,937	0.73	0.73	0.95	86

The accompanying notes are an integral part of these financial statements.

216

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Value HLS Fund
For the Year Ended December 31, 2016
IA	$15.58	$0.28	$1.75	$2.03	$(0.26)	$(2.08)	$(2.34)	$15.27	13.69%	$446,411	0.80%	0.80%	1.83%	15%
IB	15.57	0.24	1.75	1.99	(0.22)	(2.08)	(2.30)	15.26	13.46	77,796	1.05	1.05	1.58	15

For the Year Ended December 31, 2015
IA	$16.89	$0.26	$(0.77)	$(0.51)	$(0.26)	$(0.54)	$(0.80)	$15.58	(3.08)%	$455,713	0.78%	0.78%	1.56%	19%
IB	16.88	0.22	(0.77)	(0.55)	(0.22)	(0.54)	(0.76)	15.57	(3.35)	80,052	1.03	1.03	1.30	19

For the Year Ended December 31, 2014
IA	$15.39	$0.24	$1.51	$1.75	$(0.25)	$—	$(0.25)	$16.89	11.37%	$523,661	0.77%	0.77%	1.51%	14%
IB	15.38	0.20	1.51	1.71	(0.21)	—	(0.21)	16.88	11.10	98,407	1.02	1.02	1.26	14

For the Year Ended December 31, 2013
IA	$11.86	$0.23	$3.55	$3.78	$(0.25)	$—	$(0.25)	$15.39	31.94%	$551,350	0.76%	0.76%	1.66%	19%
IB	11.85	0.20	3.54	3.74	(0.21)	—	(0.21)	15.38	31.65	109,081	1.01	1.01	1.41	19

For the Year Ended December 31, 2012(4)
IA	$10.37	$0.26	$1.50	$1.76	$(0.27)	$—	$(0.27)	$11.86	16.99%	$549,228	0.76%	0.76%	2.02%	22%
IB	10.36	0.23	1.50	1.73	(0.24)	—	(0.24)	11.85	16.69	103,438	1.01	1.01	1.77	22

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(5)	Commenced operations on April 30, 2014.
(6)	Not annualized.
(7)	Annualized.
(8)	During the year ended December 31, 2014, the Fund incurred $61.8 million in sales associated with the transition of assets from Hartford Global Research HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(9)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(10)	During the year ended December 31, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(11)	Per share amounts have been restated to reflect a reverse stock split effective October 21, 2013. Please see Notes to Financial Statements.
(12)	Portfolio turnover shown is from October 21, 2013 (conversion date) through December 31, 2013.
(13)	The Fund was managed as a money market fund and portfolio turnover was not calculated.

The accompanying notes are an integral part of these financial statements.

217

Hartford HLS Funds

Notes to Financial Statements

December 31, 2016

1.	Organization:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of fifteen and four series, respectively, as of December 31, 2016. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Series Fund, Inc.:

Hartford Balanced HLS Fund (the “Balanced HLS Fund”)

Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”)

Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”)

Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”)

Hartford Global Growth HLS Fund (the “Global Growth HLS Fund”)

Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”)

Hartford High Yield HLS Fund (the “High Yield HLS Fund”)

Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”)

Hartford MidCap HLS Fund (the “MidCap HLS Fund”)

Hartford MidCap Value HLS Fund (the “MidCap Value HLS Fund”)

Hartford Small Company HLS Fund (the “Small Company HLS Fund”)

Hartford Stock HLS Fund (the “Stock HLS Fund”)

Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”)

Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”)

Hartford Value HLS Fund (the “Value HLS Fund”)

Hartford HLS Series Fund II, Inc.:

Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”)

Hartford Small Cap Growth HLS Fund (formerly, Hartford SmallCap Growth HLS Fund) (the “Small Cap Growth HLS Fund”)

Hartford Small/Mid Cap Equity HLS Fund (the “Small/Mid Cap Equity HLS Fund”)

Hartford U.S. Government Securities HLS Fund (the “U.S. Government Securities HLS Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Each Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the Funds if permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Funds if permitted by their plans.

The Small Cap Growth HLS Fund’s portfolio managers are Mammen Chally (81%) and David J. Elliot (19%) as of December 31, 2016. The Small Company HLS Fund’s portfolio managers are Steven C. Angeli (98%) and Mammen Chally (2%) as of December 31, 2016.

Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund, except Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS, is divided into Class IA and Class IB shares. Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund are divided into Class IA, Class IB and Class IC shares. Class IC shares have not commenced operations for Balanced HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund as of the date of this report. Small Cap Growth HLS Fund and Small Company HLS Fund are closed to new investors until further notice. For more information please see the Fund’s prospectus. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except certain class specific expenses. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee.

218

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

219

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by each Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

220

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Following is quantitative information about Level 3 fair value measurements:

Growth Opportunities HLS Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at December 31, 2016
Common Stock
Model	EV/EBITDA	6.3x to 13.0x	$4,466,868
Model	EV/Estimated Revenue	2.76x to 4.69x	1,901,709
Cost	Trade Price	$17.81 to $105.69	4,406,397

Convertible Bonds
Cost	Trade Price	$100	705,896

Preferred Stock
Model	EV/Estimated Revenue	1.0x to 8.69x	39,955,472
Cost	Trade Price	$1.92 to $50.19	67,079,880

Convertible Preferred Stock
Model	EV/Estimated Revenue	2.95x to 4.69x	3,522,420

Total			$122,038,642

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Small Company HLS Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at December 31, 2016
Common Stock
Model	EV/EBITDA	6.3x to 13.0x	$10,177,632
Cost	Trade Price	$3.18 to $17.81	4,193,222

Preferred Stock
Model	EV/Estimated Revenue	2.2x to 8.69x	18,870,445
Cost	Trade Price	$3.97 to $25.25	14,054,205

Total			$47,295,504

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

221

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of December 31, 2016.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2016.

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In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of December 31, 2016.

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2016.

d)	Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of December 31, 2016.

e)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of December 31, 2016.

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December 31, 2016

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended December 31, 2016, Capital Appreciation HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended December 31, 2016, Balanced HLS Fund, Disciplined Equity HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had engaged in Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an

224

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December 31, 2016

investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended December 31, 2016, Capital Appreciation HLS Fund and Total Return Bond HLS Fund had engaged in Options Contracts.

Transactions involving written option contracts during the year ended December 31, 2016, are summarized below:

Capital Appreciation HLS Fund

Options Activity During the Year Ended December 31, 2016

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	4,421	780,877
Expired	—	—
Closed	(4,421)	(780,877)
Exercised	—	—

End of Period	—	$—

Total Return Bond HLS Fund
Options Activity During the Year Ended December 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	69,695,000	$207,343
Written	1,211,458,000	3,752,514
Expired	(478,249,000)	(1,402,710)
Closed	—	—
Exercised	(802,904,000)	(2,557,147)

End of Period	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	69,690,000	$137,638
Written	1,363,778,000	3,942,262
Expired	(895,282,000)	(2,323,957)
Closed	(14,012,000)	(388,553)
Exercised	(524,174,000)	(1,367,390)

End of Period	—	$—

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or through a central counterparty or derivatives clearing organization (“centrally cleared

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December 31, 2016

swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the

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December 31, 2016

likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended December 31, 2016, High Yield HLS Fund and Total Return Bond HLS Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points and to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended December 31, 2016, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had engaged in Interest Rate Swap Contracts.

e)	Additional Derivative Instrument Information:

Balanced HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on futures contracts(1)	$161,124	$—	$—	$—	$—	$—	$161,124

Total	$161,124	$—	$—	$—	$—	$—	$161,124

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(329,910)	$—	$—	$—	$—	$—	$(329,910)

Total	$(329,910)	$—	$—	$—	$—	$—	$(329,910)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(100,278)	$—	$—	$—	$—	$—	$(100,278)

Total	$(100,278)	$—	$—	$—	$—	$—	$(100,278)

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December 31, 2016

For the year ended December 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	117
Futures Contracts Short	(129)

Capital Appreciation HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,062,399	$—	$—	$—	$—	$1,062,399

Total	$—	$1,062,399	$—	$—	$—	$—	$1,062,399

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$71,825	$—	$—	$—	$—	$71,825

Total	$—	$71,825	$—	$—	$—	$—	$71,825

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on written options contracts	$—	$—	$—	$538,384	$—	$—	$538,384
Net realized gain (loss) on foreign currency contracts	—	2,299,913	—	—	—	—	2,299,913

Total	$—	$2,299,913	$—	$538,384	$—	$—	$2,838,297

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$207,549	$—	$—	$—	$—	$207,549

Total	$—	$207,549	$—	$—	$—	$—	$207,549

For the year ended December 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Written Options Contracts	(4,421)
Foreign Currency Contracts Purchased	$13,872,203
Foreign Currency Contracts Sold	$68,432,876

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December 31, 2016

Disciplined Equity HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$15,267	$—	$—	$15,267

Total	$—	$—	$—	$15,267	$—	$—	$15,267

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(281,759)	$—	$—	$(281,759)

Total	$—	$—	$—	$(281,759)	$—	$—	$(281,759)

For the year ended December 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	77

High Yield HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(2)	$—	$—	$302,502	$—	$—	$—	$302,502

Total	$—	$—	$302,502	$—	$—	$—	$302,502

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$41,438	$—	$—	$—	$—	$41,438

Total	$—	$41,438	$—	$—	$—	$—	$41,438

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$589,795	$—	$—	$—	$589,795
Net realized gain (loss) on foreign currency contracts	—	72,216	—	—	—	—	72,216

Total	$—	$72,216	$589,795	$—	$—	$—	$662,011

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$370,758	$—	$—	$—	$370,758
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(105,268)	—	—	—	—	(105,268)

Total	$—	$(105,268)	$370,758	$—	$—	$—	$265,490

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Notes to Financial Statements – (continued)

December 31, 2016

For the year ended December 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$8,581,667
Foreign Currency Contracts Purchased	$537,080
Foreign Currency Contracts Sold	$6,177,756

Total Return Bond HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$13,338	$—	$—	$—	$—	$13,338
Unrealized appreciation on futures contracts(1)	1,053,726	—	—	—	—	—	1,053,726
Unrealized appreciation on foreign currency contracts	—	5,008,810	—	—	—	—	5,008,810
Unrealized appreciation on swap contracts(2)	3,643,834	—	6,707,797	—	—	—	10,351,631

Total	$4,697,560	$5,022,148	$6,707,797	$—	$—	$—	$16,427,505

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,049,961	$—	$—	$—	$—	$—	$1,049,961
Unrealized depreciation on foreign currency contracts	—	1,514,097	—	—	—	—	1,514,097
Unrealized depreciation on swap contracts(2)	—	—	5,140,160	—	—	—	5,140,160

Total	$1,049,961	$1,514,097	$5,140,160	$—	$—	$—	$7,704,218

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(4,142)	$(104,760)	$—	$—	$—	$—	$(108,902)
Net realized gain (loss) on futures contracts	2,768,682	—	—	—	—	—	2,768,682
Net realized gain (loss) on written options contracts	3,406,372	355,688	—	—	—	—	3,762,060
Net realized gain (loss) on swap contracts	2,410,831	21,201	(30,405,008)	—	—	—	(27,972,976)
Net realized gain (loss) on foreign currency contracts	—	(4,597,065)	—	—	—	—	(4,597,065)

Total	$8,581,743	$(4,324,936)	$(30,405,008)	$—	$—	$—	$(26,148,201)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$(109,680)	$—	$—	$—	$—	$(109,680)
Net change in unrealized appreciation (depreciation) of futures contracts	205,230	—	—	—	—	—	205,230
Net change in unrealized appreciation (depreciation) of written options contracts	6,972	—	—	—	—	—	6,972
Net change in unrealized appreciation (depreciation) of swap contracts	3,484,932	85,865	6,271,471	—	—	—	9,842,268
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	3,047,281	—	—	—	—	3,047,281

Total	$3,697,134	$3,023,466	$6,271,471	$—	$—	$—	$12,992,071

230

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

For the year ended December 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	59,958,113
Futures Contracts Long	5,561
Futures Contracts Short	(3,209)
Written Options Contracts	(411,979,833)
Swap Contracts	$881,399,290
Foreign Currency Contracts Purchased	$44,268,496
Foreign Currency Contracts Sold	$136,086,526

U.S. Government Securities HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(2)	$426,294	$—	$—	$—	$—	$—	$426,294

Total	$426,294	$—	$—	$—	$—	$—	$426,294

Liabilities:
Unrealized depreciation on futures contracts(1)	$376,508	$—	$—	$—	$—	$—	$376,508

Total	$376,508	$—	$—	$—	$—	$—	$376,508

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(38,912)	$—	$—	$—	$—	$—	$(38,912)
Net realized gain (loss) on swap contracts	(280)	—	—	—	—	—	(280)

Total	$(39,192)	$—	$—	$—	$—	$—	$(39,192)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(254,974)	$—	$—	$—	$—	$—	$ (254,974)
Net change in unrealized appreciation (depreciation) of swap contracts	426,294	—	—	—	—	—	426,294

Total	$171,320	$—	$—	$—	$—	$—	$171,320

231

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

For the year ended December 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	582
Futures Contracts Short	(201)
Swap Contracts	$5,050,000

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of December 31, 2016:

Balanced HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(161,124)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(161,124)

Derivatives not subject to a MNA	—	161,124

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Capital Appreciation HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,062,399	$(71,825)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,062,399	(71,825)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,062,399	$(71,825)

232

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Capital Appreciation HLS Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$139,815	$(71,825)	$—	$—	$67,990
Citibank NA	614,914	—	—	—	614,914
Morgan Stanley	307,670	—	—	—	307,670

Total	$1,062,399	$(71,825)	$—	$—	$990,574

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(71,825)	$71,825	$—	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(41,438)
Swap contracts	302,502	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	302,502	(41,438)

Derivatives not subject to a MNA	(302,502)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(41,438)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(41,438)	$—	$—	$—	$(41,438)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$5,008,810	$(1,514,097)
Futures contracts	1,053,726	(1,049,961)
Purchased options	13,338	—
Swap contracts	10,351,631	(5,140,160)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	16,427,505	(7,704,218)

Derivatives not subject to a MNA	(3,152,789)	2,401,524

Total gross amount of assets and liabilities subject to MNA or similar agreements	$13,274,716	$(5,302,694)

233

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Total Return Bond HLS Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$2,256,316	$(697,505)	$(1,558,811)	$—	$—
Barclays	402,337	(402,337)	—	—	—
BNP Paribas Securities Services	261,633	—	—	—	261,633
Citibank NA	3,865,336	(178,114)	—	(634,000)	3,053,222
Credit Suisse International	979,044	(796,559)	—	—	182,485
Deutsche Bank Securities, Inc.	293,848	(191,697)	—	(102,151)	—
Goldman Sachs & Co.	644,493	(644,493)	—	—	—
HSBC Bank USA	165,680	—	—	—	165,680
JP Morgan Chase & Co.	2,099,931	(92,334)	—	—	2,007,597
Merrill Lynch International	901,558	(165,275)	—	—	736,283
Morgan Stanley	779,755	(747,337)	—	(32,418)	—
National Australia Bank Limited	1,206	—	—	—	1,206
UBS AG	623,579	(323,898)	—	—	299,681

Total	$13,274,716	$(4,239,549)	$(1,558,811)	$(768,569)	$6,707,787

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(697,505)	$697,505	$—	$—	$—
Barclays	(488,382)	402,337	86,045	—	—
Citibank NA	(178,114)	178,114	—	—	—
Credit Suisse International	(796,559)	796,559	—	—	—
Deutsche Bank Securities, Inc.	(191,697)	191,697	—	—	—
Goldman Sachs & Co.	(1,081,581)	644,493	437,088	—	—
JP Morgan Chase & Co.	(92,334)	92,334	—	—	—
Merrill Lynch International	(165,275)	165,275	—	—	—
Morgan Stanley	(747,337)	747,337	—	—	—
State Street Global Markets LLC	(540,012)	—	—	—	(540,012)
UBS AG	(323,898)	323,898	—	—	—

Total	$(5,302,694)	$4,239,549	$523,133	$—	$(540,012)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

U.S. Government Securities HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(376,508)
Swap contracts	426,294	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	426,294	(376,508)

Derivatives not subject to a MNA	(426,294)	376,508

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

234

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

235

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2016 and December 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Balanced HLS Fund	$64,341,864	$—	$48,113,111	$—
Capital Appreciation HLS Fund	109,413,745	483,020,980	395,608,528	941,479,163
Disciplined Equity HLS Fund	5,779,778	86,580,393	17,696,259	226,565,250
Dividend and Growth HLS Fund	67,340,704	368,805,693	81,615,645	497,141,842
Global Growth HLS Fund	2,719,592	46,632,592	2,330,348	21,960,413
Growth Opportunities HLS Fund	63,046,538	135,646,185	75,794,685	207,664,278
Healthcare HLS Fund	16,501,827	59,648,396	3,015,270	46,392,436
High Yield HLS Fund	20,173,151	—	24,914,498	—
International Opportunities HLS Fund	19,934,946	—	20,056,070	—
MidCap HLS Fund	3,018,544	179,809,066	13,749,279	197,614,796
MidCap Value HLS Fund	3,944,532	46,923,488	5,717,645	55,282,288
Small Cap Growth HLS Fund	3,674,250	47,394,376	17,138,693	81,861,568
Small Company HLS Fund	—	96,202,028	48,556,100	208,942,541
Small/Mid Cap Equity HLS Fund	1,209,387	5,663,682	3,215,842	15,912,525
Stock HLS Fund	26,635,480	—	27,684,514	—
Total Return Bond HLS Fund	65,470,345	10,007,821	137,524,741	23,735,354
Ultrashort Bond HLS Fund	2,672,149	—	2,122,089	32,791
U.S. Government Securities HLS Fund	9,029,477	—	9,323,867	—
Value HLS Fund	10,899,057	62,514,733	10,774,724	15,734,487

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(c).

As of December 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$11,750,519	$—	$(81,507,953)	$387,267,803	$317,510,369
Capital Appreciation HLS Fund	9,755,936	49,402,766	—	250,095,066	309,253,768
Disciplined Equity HLS Fund	181,803	65,715,031	—	123,413,429	189,310,263
Dividend and Growth HLS Fund	406,191	222,161,590	—	997,736,549	1,220,304,330
Global Growth HLS Fund	2,331,234	22,480,542	—	52,868,409	77,680,185
Growth Opportunities HLS Fund	—	18,391,824	—	91,778,449	110,170,273
Healthcare HLS Fund	3,189	49,738,559	—	11,153,421	60,895,169
High Yield HLS Fund	18,453,351	—	(30,397,808)	1,954,857	(9,989,600)
International Opportunities HLS Fund	20,907,509	—	(300,038,070)	26,731,796	(252,398,765)
MidCap HLS Fund	20,852	67,862,668	—	380,800,413	448,683,933
MidCap Value HLS Fund	1,962,506	24,377,824	—	62,490,565	88,830,895
Small Cap Growth HLS Fund	1,097,782	—	(14,173,818)	146,439,905	133,363,869
Small Company HLS Fund	—	—	(91,853,413)	71,704,812	(20,148,601)
Small/Mid Cap Equity HLS Fund	1,102,708	2,803,669	—	14,333,783	18,240,160
Stock HLS Fund	724,929	—	(133,818,999)	243,786,561	110,692,491
Total Return Bond HLS Fund	70,944,133	—	(14,650,246)	5,062,642	61,356,529
Ultrashort Bond HLS Fund	4,216,358	—	(667,792)	(80,839)	3,467,727
U.S. Government Securities HLS Fund	8,912,051	—	(107,940,492)	(1,849,076)	(100,877,517)
Value HLS Fund	939,208	34,865,686	—	122,213,385	158,018,279

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

236

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency gain/loss, expiration of capital loss carryforwards, write-off or utilization of net operating losses and tax adjustments related to PFIC, swap and partnership investments. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced HLS Fund	$(15,494)	$(1,192,329)	$1,207,823
Capital Appreciation HLS Fund	(2,173,622)	5,675,544	(3,501,922)
Disciplined Equity HLS Fund	—	(70,591)	70,591
Dividend and Growth HLS Fund	(1)	(2,293,544)	2,293,545
Global Growth HLS Fund	—	76,783	(76,783)
Growth Opportunities HLS Fund	(1,731,481)	1,782,043	(50,562)
Healthcare HLS Fund	—	(528,215)	528,215
High Yield HLS Fund	—	213,198	(213,198)
International Opportunities HLS Fund	(94,110,554)	465,602	93,644,952
MidCap HLS Fund	—	(283,095)	283,095
MidCap Value HLS Fund	—	744,190	(744,190)
Small Cap Growth HLS Fund	—	(234,630)	234,630
Small Company HLS Fund	(1,502,213)	1,080,338	421,875
Small/Mid Cap Equity HLS Fund	—	(45,192)	45,192
Stock HLS Fund	1	(623,181)	623,180
Total Return Bond HLS Fund	(1)	(14,644,799)	14,644,800
Ultrashort Bond HLS Fund	(1)	458,312	(458,311)
U.S. Government Securities HLS Fund	1	838,620	(838,621)
Value HLS Fund	1	(463,333)	463,332

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

237

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

At December 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration		Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2017	2018
Balanced HLS Fund	$81,507,953	$—	$—	$—
High Yield HLS Fund	9,709,378	—	4,253,411	16,435,019
International Opportunities HLS Fund	287,600,120	—	12,437,950	—
Small Cap Growth HLS Fund	—	—	14,173,818	—
Small Company HLS Fund	—	—	89,790,983	2,062,430
Stock HLS Fund	133,818,999	—	—	—
Total Return Bond HLS Fund	—	—	11,966,088	2,684,158
Ultrashort Bond HLS Fund	—	—	260,576	407,216
U.S. Government Securities HLS Fund	25,163,377	58,149,395	—	24,627,720

Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS, Growth Opportunities HLS Fund, Healthcare HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small/Mid Cap Equity HLS Fund and Value HLS Fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2016.

During the year ended December 31, 2016, Balanced HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund utilized $117,542,438, $126,576,029 and $5,844,416 of prior year capital loss carryforwards, respectively.

During the year ended December 31, 2016, International Opportunities HLS Fund had expired $94,110,554 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of December 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

238

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion

Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Disciplined Equity HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Dividend and Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Global Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Growth Opportunities HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5975% on next $5 billion and;
0.5950% over $10 billion

Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

239

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Fund	Management Fee Rates
High Yield HLS Fund	0.7000% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6150% on next $2.5 billion and;
0.6050% on next $5 billion and;
0.5950% over $10 billion

International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

MidCap Value HLS Fund	0.8000% on first $500 million and;
0.7250% on next $500 million and;
0.6750% on next $1.5 billion and;
0.6700% on next $2.5 billion and;
0.6650% on next $5 billion and;
0.6600% over $10 billion

Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion

Small/Mid Cap Equity HLS Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $2 billion and;
0.6900% on next $2 billion and;
0.6800% on next $5 billion and;
0.6700% over $10 billion

Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion

240

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Fund	Management Fee Rates
Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

U.S. Government Securities HLS Fund	0.4500% on first $500 million and;
0.4450% on next $500 million and;
0.4400% on next $1.5 billion and;
0.4350% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Value HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

HFMC contractually agreed to waive investment management fees of 0.02% of average daily net assets until December 31, 2016, for the Balanced HLS Fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Balanced HLS Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Capital Appreciation HLS Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Disciplined Equity HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Dividend and Growth HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Global Growth HLS Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Growth Opportunities HLS Fund	0.010% on all assets

Healthcare HLS Fund	0.010% on all assets

241

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Fund	Accounting Services Fee Rates
High Yield HLS Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Opportunities HLS Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

MidCap HLS Fund	0.010% on all assets

MidCap Value HLS Fund	0.010% on all assets

Small Cap Growth HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Small Company HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Small/Mid Cap Equity HLS Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Stock HLS Fund	0.010% on all assets

Total Return Bond HLS Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Ultrashort Bond HLS Fund	0.010% on all assets

U.S. Government Securities HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Value HLS Fund	0.010% on all assets

Effective January 1, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – Hartford HLS Series Fund II, Inc., on behalf of its series except U.S. Government Securities HLS Fund, and Hartford Series Fund, Inc., on behalf of its series except High Yield HLS Fund, Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2016, these amounts, if any, are included in the Statements of Operations.

242

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.64%	0.89%	—
Capital Appreciation HLS Fund	0.68%	0.93%	1.18%
Disciplined Equity HLS Fund	0.79%	1.04%	—
Dividend and Growth HLS Fund	0.69%	0.94%	—
Global Growth HLS Fund	0.82%	1.07%	—
Growth Opportunities HLS Fund	0.65%	0.90%	1.14%
Healthcare HLS Fund	0.89%	1.14%	—
High Yield HLS Fund	0.79%	1.04%	—
International Opportunities HLS Fund	0.76%	1.01%	—
MidCap HLS Fund	0.71%	0.96%	—
MidCap Value HLS Fund	0.86%	1.11%	—
Small Cap Growth HLS Fund	0.65%	0.90%	—
Small Company HLS Fund	0.76%	1.00%	—
Small/Mid Cap Equity HLS Fund	0.92%	1.17%	—
Stock HLS Fund	0.52%	0.77%	—
Total Return Bond HLS Fund	0.52%	0.77%	—
Ultrashort Bond HLS Fund	0.45%	0.70%	—
U.S. Government Securities HLS Fund	0.51%	0.76%	—
Value HLS Fund	0.80%	1.05%	—

e)	Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and each Company, on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)	Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

g)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2016, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation

243

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Hartford Balanced HLS Fund	$5,844
Hartford Capital Appreciation HLS Fund	13,845
Hartford Disciplined Equity HLS Fund	1,674
Hartford Dividend & Growth HLS Fund	7,986
Hartford Global Growth HLS Fund	1,071
Hartford Growth Opportunities HLS Fund	3,191
Hartford Healthcare HLS Fund	827
Hartford High Yield HLS Fund	798
Hartford International Opportunities HLS Fund	3,035
Hartford MidCap HLS Fund	4,190
Hartford MidCap Value HLS Fund	883
Hartford Small Cap Growth HLS Fund	2,677
Hartford Small Company HLS Fund	2,478
Hartford Small/Mid Cap Equity HLS Fund	221
Hartford Stock HLS Fund	3,645
Hartford Total Return Bond HLS Fund	6,401
Hartford Ultrashort Bond HLS Fund	1,596
Hartford US Government Securities HLS Fund	1,205
Hartford Value HLS Fund	1,248

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. Each Fund pays HASCO a fixed fee annually, plus out of pocket expenses for providing such services. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the year ended December 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Balanced HLS Fund	0.00%
Capital Appreciation HLS Fund	0.00%
Disciplined Equity HLS Fund	0.00%
Dividend and Growth HLS Fund	0.00%
Global Growth HLS Fund	0.00%
Growth Opportunities HLS Fund	0.00%
Healthcare HLS Fund	0.00%
High Yield HLS Fund	0.00%
International Opportunities HLS Fund	0.00%
MidCap HLS Fund	0.00%
MidCap Value HLS Fund	0.00%
Small Cap Growth HLS Fund	0.00%
Small Company HLS Fund	0.00%
Small/Mid Cap Equity HLS Fund	0.01%
Stock HLS Fund	0.00%
Total Return Bond HLS Fund	0.00%
Ultrashort Bond HLS Fund	0.00%
U.S. Government Securities HLS Fund	0.00%
Value HLS Fund	0.00%

244

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

8.	Affiliate Holdings:

As of December 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	—	%*
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	—	%*
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Cap Growth HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

Percentage of Fund by Class:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	—	%*
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	—	%*
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Cap Growth HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

*	Percentage rounds to zero.

245

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

9.	Investment Transactions:

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced HLS Fund	$456,628,069	$628,465,208
Capital Appreciation HLS Fund	5,761,897,146	7,137,942,333
Disciplined Equity HLS Fund	224,623,983	310,801,193
Dividend and Growth HLS Fund	649,099,861	1,071,883,525
Global Growth HLS Fund	284,840,885	346,778,904
Growth Opportunities HLS Fund	1,829,379,769	1,893,771,147
Healthcare HLS Fund	121,090,004	210,718,874
High Yield HLS Fund	128,164,298	153,598,627
International Opportunities HLS Fund	1,159,749,574	1,209,370,601
MidCap HLS Fund	562,387,367	695,815,869
MidCap Value HLS Fund	138,071,430	182,427,264
Small Cap Growth HLS Fund	558,834,109	609,903,204
Small Company HLS Fund	939,074,799	1,204,148,993
Small/Mid Cap Equity HLS Fund	87,154,461	91,220,063
Stock HLS Fund	427,187,588	576,415,244
Total Return Bond HLS Fund	907,395,742	1,324,535,410
Ultrashort Bond HLS Fund	149,673,458	226,183,391
U.S. Government Securities HLS Fund	56,150,012	79,488,713
Value HLS Fund	77,395,166	130,447,178

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Balanced HLS Fund	$139,937,897	$240,650,960
Capital Appreciation HLS Fund	—	—
Disciplined Equity HLS Fund	—	—
Dividend and Growth HLS Fund	—	—
Global Growth HLS Fund	—	—
Growth Opportunities HLS Fund	—	—
Healthcare HLS Fund	—	—
High Yield HLS Fund	—	—
International Opportunities HLS Fund	—	—
MidCap HLS Fund	—	—
MidCap Value HLS Fund	—	—
Small Cap Growth HLS Fund	—	—
Small Company HLS Fund	—	—
Small/Mid Cap Equity HLS Fund	—	—
Stock HLS Fund	—	—
Total Return Bond HLS Fund	342,635,373	312,584,993
Ultrashort Bond HLS Fund	158,029,839	200,565,589
U.S. Government Securities HLS Fund	407,799,276	440,277,572
Value HLS Fund	—	—

246

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$596,565,966	$869,116,168
Capital Appreciation HLS Fund	5,761,897,146	7,137,942,333
Disciplined Equity HLS Fund	224,623,983	310,801,193
Dividend and Growth HLS Fund	649,099,861	1,071,883,525
Global Growth HLS Fund	284,840,885	346,778,904
Growth Opportunities HLS Fund	1,829,379,769	1,893,771,147
Healthcare HLS Fund	121,090,004	210,718,874
High Yield HLS Fund	128,164,298	153,598,627
International Opportunities HLS Fund	1,159,749,574	1,209,370,601
MidCap HLS Fund	562,387,367	695,815,869
MidCap Value HLS Fund	138,071,430	182,427,264
Small Cap Growth HLS Fund	558,834,109	609,903,204
Small Company HLS Fund	939,074,799	1,204,148,993
Small/Mid Cap Equity HLS Fund	87,154,461	91,220,063
Stock HLS Fund	427,187,588	576,415,244
Total Return Bond HLS Fund	1,250,031,115	1,637,120,403
Ultrashort Bond HLS Fund	307,703,297	426,748,980
U.S. Government Securities HLS Fund	463,949,288	519,766,285
Value HLS Fund	77,395,166	130,447,178

10.	Capital Share Transactions:

The following information is for the year ended December 31, 2016, and the year ended December 31, 2015:

Balanced HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	432,134	$11,762,594	469,371	$12,840,849
Shares Issued for Reinvested Dividends	2,066,809	57,374,388	1,613,469	43,115,909
Shares Redeemed	(11,127,409)	(301,710,149)	(13,603,501)	(371,124,721)

Net Increase (Decrease)	(8,628,466)	(232,573,167)	(11,520,661)	(315,167,963)

Class IB
Shares Sold	183,197	$4,893,695	139,993	$3,867,458
Shares Issued for Reinvested Dividends	247,482	6,967,476	184,225	4,997,202
Shares Redeemed	(1,673,760)	(46,010,455)	(2,369,687)	(65,344,297)

Net Increase (Decrease)	(1,243,081)	(34,149,284)	(2,045,469)	(56,479,637)

Total Net Increase (Decrease)	(9,871,547)	$(266,722,451)	(13,566,130)	$(371,647,600)

247

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Capital Appreciation HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,890,996	$80,924,245	3,266,797	$165,572,633
Shares Issued for Reinvested Dividends	12,769,224	530,174,730	26,063,902	1,196,703,908
Shares Redeemed	(34,600,429)	(1,476,715,307)	(19,316,788)	(1,015,737,819)

Net Increase (Decrease)	(19,940,209)	(865,616,332)	10,013,911	346,538,722

Class IB
Shares Sold	115,545	$4,798,062	172,518	$8,688,942
Shares Issued for Reinvested Dividends	1,471,280	60,184,340	3,043,632	137,948,750
Shares Redeemed	(2,744,732)	(115,383,323)	(2,715,739)	(139,784,790)

Net Increase (Decrease)	(1,157,907)	(50,400,921)	500,411	6,852,902

Class IC
Shares Sold	155,349	$6,572,808	284,973	$14,624,663
Shares Issued for Reinvested Dividends	50,492	2,075,655	53,375	2,435,033
Shares Redeemed	(55,844)	(2,347,703)	(34,820)	(1,661,177)

Net Increase (Decrease)	149,997	6,300,760	303,528	15,398,519

Total Net Increase (Decrease)	(20,948,119)	$(909,716,493)	10,817,850	$368,790,143

Disciplined Equity HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,162,708	$17,069,443	589,196	$10,439,373
Shares Issued for Reinvested Dividends	5,685,375	81,089,435	13,406,784	213,986,540
Shares Redeemed	(7,445,491)	(111,694,506)	(7,325,609)	(141,925,976)

Net Increase (Decrease)	(597,408)	(13,535,628)	6,670,371	82,499,937

Class IB
Shares Sold	244,068	$3,630,073	168,976	$2,946,000
Shares Issued for Reinvested Dividends	798,826	11,270,736	1,914,322	30,274,969
Shares Redeemed	(1,248,004)	(18,586,945)	(1,292,932)	(25,084,582)

Net Increase (Decrease)	(205,110)	(3,686,136)	790,366	8,136,387

Total Net Increase (Decrease)	(802,518)	$(17,221,764)	7,460,737	$90,636,324

248

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Dividend and Growth HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	5,495,742	$123,287,564	2,257,878	$56,525,716
Shares Issued for Reinvested Dividends	17,932,886	380,223,306	21,995,067	503,458,112
Shares Redeemed	(22,492,815)	(495,062,146)	(21,218,821)	(531,488,308)

Net Increase (Decrease)	935,813	8,448,724	3,034,124	28,495,520

Class IB
Shares Sold	499,749	$10,925,264	395,051	$9,477,984
Shares Issued for Reinvested Dividends	2,654,218	55,923,091	3,302,608	75,299,375
Shares Redeemed	(3,669,262)	(80,212,091)	(3,972,074)	(99,357,475)

Net Increase (Decrease)	(515,295)	(13,363,736)	(274,415)	(14,580,116)

Total Net Increase (Decrease)	420,518	$(4,915,012)	2,759,709	$13,915,404

Global Growth HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	543,460	$12,675,555	935,076	$23,257,954
Shares Issued for Reinvested Dividends	1,805,742	40,737,536	802,612	19,872,670
Shares Redeemed	(2,745,818)	(63,750,555)	(2,017,988)	(49,833,729)

Net Increase (Decrease)	(396,616)	(10,337,464)	(280,300)	(6,703,105)

Class IB
Shares Sold	181,152	$4,134,958	272,638	$6,866,485
Shares Issued for Reinvested Dividends	384,926	8,614,648	179,743	4,418,091
Shares Redeemed	(848,234)	(19,479,718)	(812,324)	(19,908,755)

Net Increase (Decrease)	(282,156)	(6,730,112)	(359,943)	(8,624,179)

Total Net Increase (Decrease)	(678,772)	$(17,067,576)	(640,243)	$(15,327,284)

249

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Growth Opportunities HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	4,317,826	$143,218,022	1,044,247	$39,449,289
Shares Issued for Reinvested Dividends	5,633,211	174,516,879	7,007,351	247,639,819
Shares Redeemed	(5,899,305)	(190,123,880)	(4,659,838)	(181,701,168)

Net Increase (Decrease)	4,051,732	127,611,021	3,391,760	105,387,940

Class IB
Shares Sold	288,529	$9,169,198	405,871	$15,372,728
Shares Issued for Reinvested Dividends	686,184	20,503,187	979,058	33,542,514
Shares Redeemed	(1,066,677)	(33,338,544)	(914,513)	(34,771,551)

Net Increase (Decrease)	(91,964)	(3,666,159)	470,416	14,143,691

Class IC
Shares Sold	254,301	$8,077,525	499,835	$18,859,811
Shares Issued for Reinvested Dividends	119,944	3,672,657	64,843	2,276,630
Shares Redeemed	(99,012)	(3,177,329)	(16,081)	(608,691)

Net Increase (Decrease)	275,233	8,572,853	548,597	20,527,750

Total Net Increase (Decrease)	4,235,001	$132,517,715	4,410,773	$140,059,381

Healthcare HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,315,220	$34,964,722	3,399,145	$109,589,966
Shares Issued for Reinvested Dividends	2,918,070	64,430,977	1,330,488	41,644,271
Shares Redeemed	(4,642,420)	(118,901,866)	(2,879,751)	(89,869,052)

Net Increase (Decrease)	(409,130)	(19,506,167)	1,849,882	61,365,185

Class IB
Shares Sold	177,850	$4,516,085	256,484	$7,997,496
Shares Issued for Reinvested Dividends	552,534	11,719,246	255,965	7,763,435
Shares Redeemed	(720,634)	(17,478,196)	(445,685)	(13,476,919)

Net Increase (Decrease)	9,750	(1,242,865)	66,764	2,284,012

Total Net Increase (Decrease)	(399,380)	$(20,749,032)	1,916,646	$63,649,197

250

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

High Yield HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	2,932,807	$23,188,946	2,617,181	$21,697,811
Shares Issued for Reinvested Dividends	1,967,008	15,598,376	2,396,567	18,980,813
Shares Redeemed	(8,071,995)	(63,756,161)	(9,818,209)	(81,320,965)

Net Increase (Decrease)	(3,172,180)	(24,968,839)	(4,804,461)	(40,642,341)

Class IB
Shares Sold	922,611	$7,179,450	607,578	$4,903,841
Shares Issued for Reinvested Dividends	585,759	4,574,775	760,729	5,933,685
Shares Redeemed	(2,149,503)	(16,659,640)	(3,703,573)	(29,754,673)

Net Increase (Decrease)	(641,133)	(4,905,415)	(2,335,266)	(18,917,147)

Total Net Increase (Decrease)	(3,813,313)	$(29,874,254)	(7,139,727)	$(59,559,488)

International Opportunities HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	7,789,062	$108,119,671	4,351,758	$63,756,544
Shares Issued for Reinvested Dividends	1,261,253	17,922,412	1,200,778	17,879,578
Shares Redeemed	(12,946,295)	(179,842,398)	(12,532,632)	(184,629,876)

Net Increase (Decrease)	(3,895,980)	(53,800,315)	(6,980,096)	(102,993,754)

Class IB
Shares Sold	744,796	$10,264,574	1,065,275	$16,100,444
Shares Issued for Reinvested Dividends	139,856	2,012,534	144,330	2,176,492
Shares Redeemed	(2,536,882)	(35,348,893)	(2,491,080)	(37,270,704)

Net Increase (Decrease)	(1,652,230)	(23,071,785)	(1,281,475)	(18,993,768)

Total Net Increase (Decrease)	(5,548,210)	$(76,872,100)	(8,261,571)	$(121,987,522)

MidCap HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	4,162,036	$140,508,393	6,120,970	$232,038,567
Shares Issued for Reinvested Dividends	5,366,836	173,178,978	5,541,888	198,571,970
Shares Redeemed	(7,604,846)	(252,673,800)	(7,486,621)	(279,695,610)

Net Increase (Decrease)	1,924,026	61,013,571	4,176,237	150,914,927

Class IB
Shares Sold	208,879	$6,848,448	1,472,929	$55,008,904
Shares Issued for Reinvested Dividends	305,433	9,648,632	362,679	12,792,105
Shares Redeemed	(846,524)	(27,738,828)	(951,307)	(36,505,511)

Net Increase (Decrease)	(332,212)	(11,241,748)	884,301	31,295,498

Total Net Increase (Decrease)	1,591,814	$49,771,823	5,060,538	$182,210,425

251

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

MidCap Value HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	389,348	$4,658,326	449,172	$6,170,492
Shares Issued for Reinvested Dividends	3,439,721	38,903,246	3,572,628	46,086,897
Shares Redeemed	(3,280,710)	(39,074,053)	(4,047,882)	(58,318,837)

Net Increase (Decrease)	548,359	4,487,519	(26,082)	(6,061,448)

Class IB
Shares Sold	185,352	$2,186,176	153,855	$2,252,753
Shares Issued for Reinvested Dividends	1,064,482	11,964,774	1,163,263	14,913,036
Shares Redeemed	(1,207,760)	(14,245,410)	(1,467,107)	(20,389,208)

Net Increase (Decrease)	42,074	(94,460)	(149,989)	(3,223,419)

Total Net Increase (Decrease)	590,433	$4,393,059	(176,071)	$(9,284,867)

Small Cap Growth HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	6,146,285	$150,379,245	19,697,951	$535,691,497
Shares Issued for Reinvested Dividends	1,433,174	36,230,638	2,817,860	75,293,233
Shares Redeemed	(7,881,231)	(192,825,988)	(5,815,577)	(162,067,889)

Net Increase (Decrease)	(301,772)	(6,216,105)	16,700,234	448,916,841

Class IB
Shares Sold	1,573,648	$37,425,555	4,994,251	$145,842,507
Shares Issued for Reinvested Dividends	388,274	9,586,481	906,232	23,707,028
Shares Redeemed	(1,899,579)	(45,456,649)	(1,488,312)	(39,637,029)

Net Increase (Decrease)	62,343	1,555,387	4,412,171	129,912,506

Total Net Increase (Decrease)	(239,429)	$(4,660,718)	21,112,405	$578,829,347

Small Company HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	4,320,930	$69,407,503	6,717,473	$150,841,613
Shares Issued for Reinvested Dividends	5,503,709	87,123,722	11,998,775	235,415,969
Shares Redeemed	(22,041,377)	(349,251,002)	(9,745,990)	(209,512,224)

Net Increase (Decrease)	(12,216,738)	(192,719,777)	8,970,258	176,745,358

Class IB
Shares Sold	955,330	$14,441,775	737,248	$15,492,511
Shares Issued for Reinvested Dividends	615,478	9,078,306	1,196,244	22,082,672
Shares Redeemed	(2,695,510)	(40,659,316)	(1,518,245)	(32,011,866)

Net Increase (Decrease)	(1,124,702)	(17,139,235)	415,247	5,563,317

Total Net Increase (Decrease)	(13,341,440)	$(209,859,012)	9,385,505	$182,308,675

252

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Small/Mid Cap Equity HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,366,914	$10,705,912	398,575	$3,507,708
Shares Issued for Reinvested Dividends	781,330	5,789,652	1,968,095	15,705,402
Shares Redeemed	(1,886,188)	(13,863,228)	(2,061,224)	(18,373,275)

Net Increase (Decrease)	262,056	2,632,336	305,446	839,835

Class IB
Shares Sold	424,789	$3,209,670	149,538	$1,423,572
Shares Issued for Reinvested Dividends	147,003	1,083,417	431,104	3,422,965
Shares Redeemed	(658,111)	(4,818,908)	(818,827)	(7,315,334)

Net Increase (Decrease)	(86,319)	(525,821)	(238,185)	(2,468,797)

Total Net Increase (Decrease)	175,737	$2,106,515	67,261	$(1,628,962)

Stock HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	199,184	$13,343,315	107,875	$6,926,566
Shares Issued for Reinvested Dividends	356,943	24,394,377	395,269	25,254,549
Shares Redeemed	(2,794,292)	(184,659,241)	(3,288,501)	(210,453,182)

Net Increase (Decrease)	(2,238,165)	(146,921,549)	(2,785,357)	(178,272,067)

Class IB
Shares Sold	59,518	$3,936,449	38,756	$2,475,585
Shares Issued for Reinvested Dividends	32,802	2,241,103	38,043	2,429,965
Shares Redeemed	(446,429)	(29,469,033)	(514,770)	(32,875,813)

Net Increase (Decrease)	(354,109)	(23,291,481)	(437,971)	(27,970,263)

Total Net Increase (Decrease)	(2,592,274)	$(170,213,030)	(3,223,328)	$(206,242,330)

Total Return Bond HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	8,946,264	$100,688,213	10,155,250	$116,189,984
Shares Issued for Reinvested Dividends	5,995,954	67,994,124	13,123,731	144,492,281
Shares Redeemed	(36,538,628)	(410,475,319)	(46,945,401)	(535,205,814)

Net Increase (Decrease)	(21,596,410)	(241,792,982)	(23,666,420)	(274,523,549)

Class IB
Shares Sold	711,513	$7,976,767	691,074	$7,919,270
Shares Issued for Reinvested Dividends	663,479	7,484,042	1,529,910	16,767,814
Shares Redeemed	(4,748,050)	(53,039,383)	(6,225,863)	(70,699,894)

Net Increase (Decrease)	(3,373,058)	(37,578,574)	(4,004,879)	(46,012,810)

Total Net Increase (Decrease)	(24,969,468)	$(279,371,556)	(27,671,299)	$(320,536,359)

253

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

Ultrashort Bond HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,997,140	$40,076,556	4,401,670	$44,094,704
Shares Issued for Reinvested Dividends	254,655	2,551,645	214,454	2,144,538
Shares Redeemed	(12,302,990)	(123,344,159)	(17,928,559)	(179,615,432)

Net Increase (Decrease)	(8,051,195)	(80,715,958)	(13,312,435)	(133,376,190)

Class IB
Shares Sold	1,092,356	$10,920,951	1,221,274	$12,196,809
Shares Issued for Reinvested Dividends	12,039	120,504	1,036	10,342
Shares Redeemed	(2,982,859)	(29,834,147)	(3,633,565)	(36,286,423)

Net Increase (Decrease)	(1,878,464)	(18,792,692)	(2,411,255)	(24,079,272)

Total Net Increase (Decrease)	(9,929,659)	$(99,508,650)	(15,723,690)	$(157,455,462)

U.S. Government Securities HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	4,083,858	$42,855,959	3,407,701	$35,624,811
Shares Issued for Reinvested Dividends	722,114	7,582,207	761,539	7,889,540
Shares Redeemed	(8,875,818)	(93,215,231)	(9,528,094)	(99,648,491)

Net Increase (Decrease)	(4,069,846)	(42,777,065)	(5,358,854)	(56,134,140)

Class IB
Shares Sold	855,371	$8,957,932	624,520	$6,508,978
Shares Issued for Reinvested Dividends	137,967	1,447,270	138,582	1,434,327
Shares Redeemed	(1,996,389)	(20,941,029)	(1,914,362)	(19,961,551)

Net Increase (Decrease)	(1,003,051)	(10,535,827)	(1,151,260)	(12,018,246)

Total Net Increase (Decrease)	(5,072,897)	$(53,312,892)	(6,510,114)	$(68,152,386)

Value HLS Fund
	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	776,955	$11,933,096	2,523,744	$40,916,505
Shares Issued for Reinvested Dividends	4,222,098	62,687,087	1,406,416	22,579,315
Shares Redeemed	(5,017,607)	(77,099,704)	(5,677,276)	(94,566,512)

Net Increase (Decrease)	(18,554)	(2,479,521)	(1,747,116)	(31,070,692)

Class IB
Shares Sold	189,127	$2,861,768	90,344	$1,476,259
Shares Issued for Reinvested Dividends	724,814	10,726,703	244,646	3,929,896
Shares Redeemed	(955,721)	(14,771,674)	(1,023,557)	(17,008,309)

Net Increase (Decrease)	(41,780)	(1,183,203)	(688,567)	(11,602,154)

Total Net Increase (Decrease)	(60,334)	$(3,662,724)	(2,435,683)	$(42,672,846)

254

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended December 31, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016 and a decision is expected in 2017. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Reverse Stock Split:

On October 21, 2013 for the Ultrashort Bond HLS Fund, a reverse stock split was declared for the Class IA and Class IB shares at a ten to one ratio. The effect of the reverse stock split was to divide the number of outstanding shares by the reverse split factor, with a corresponding increase in the net asset value per share. The split was executed at the closing rounded NAV as of the prior business day. This transaction did not change the net assets of the Fund and the total value of a shareholder’s investment in the Fund did not change as a result of the reverse stock split. Data presented in the Financial Highlights has been adjusted retroactively to account for the reverse stock split.

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

255

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2016

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

Effective January 1, 2017, the fund accounting fees paid by each Fund are changing. For more information, please see the Funds Statement of Additional Information.

Effective January 1, 2017, HFMC has agreed to waive 0.03% of the Balanced HLS Fund’s contractual management fee through December 31, 2017.

256

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Series Fund, Inc. (comprising, respectively, Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. (comprising, respectively, Hartford Growth Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford Small Cap Growth HLS Fund (formerly Hartford SmallCap Growth HLS Fund) and Hartford U.S. Government Securities HLS Fund) (collectively, the “Companies”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2017

257

Hartford HLS Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a “Company” and collectively, the “Companies”)

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and the Companies, on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
Hartford Balanced HLS Fund	94,446,436.9570
Hartford Capital Appreciation HLS Fund	143,648,815.3550
Hartford Disciplined Equity HLS Fund	47,773,847.9850
Hartford Dividend and Growth HLS Fund	156,449,235.6120
Hartford Global Growth HLS Fund	19,721,225.9010
Hartford Growth Opportunities HLS Fund	39,766,847.0550
Hartford Healthcare HLS Fund	14,027,669.4520
Hartford High Yield HLS Fund	44,107,497.6430
Hartford International Opportunities HLS Fund	92,990,191.3310
Hartford MidCap HLS Fund	52,171,397.0650
Hartford MidCap Value HLS Fund	31,188,226.0310
Hartford Small Cap Growth HLS Fund	45,262,486.1530
Hartford Small Company HLS Fund	69,913,112.1470
Hartford Small/Mid Cap Equity HLS Fund	12,903,066.9700
Hartford Stock HLS Fund	24,179,712.9250
Hartford Total Return Bond HLS Fund	249,868,620.8300
Hartford U.S. Government Securities HLS Fund	48,616,941.6520
Hartford Ultrashort Bond HLS Fund	70,982,715.8490
Hartford Value HLS Fund	33,471,884.5890

258

Hartford HLS Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of the Companies.

Approval of Board of Directors for Hartford Series Fund, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	926,055,036.2136	37,881,891.4718
Lynn S. Birdsong	928,236,087.7893	35,700,839.8961
James E. Davey	928,312,674.2269	35,624,253.4585
Christine Detrick	927,906,136.7720	36,030,790.9134
Duane E. Hill	926,911,838.7595	37,025,088.9259
Sandra S. Jaffee	925,743,052.2438	38,193,875.4416
William P. Johnston	926,627,699.6718	37,309,228.0136
Phillip O. Peterson	926,430,382.8904	37,506,544.7950
Lemma W. Senbet	927,235,048.4436	36,701,879.2418

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for Hartford HLS Series Fund II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	111,973,151.5668	3,455,709.8714
Lynn S. Birdsong	112,222,202.7494	3,206,658.6888
James E. Davey	112,183,175.8470	3,245,685.5912
Christine Detrick	112,197,609.5991	3,231,251.8391
Duane E. Hill	112,096,337.6564	3,332,523.7818
Sandra S. Jaffee	112,229,912.3493	3,198,949.0889
William P. Johnston	112,149,625.0617	3,279,236.3765
Phillip O. Peterson	112,162,997.9970	3,265,863.4412
Lemma W. Senbet	112,226,951.1307	3,201,910.3075

(1)	Shareholders approved the election of each nominee at the Meeting.

259

Hartford HLS Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	84,325,889.3904	3,082,698.2808	3,055,126.7288	0.0000
Hartford Capital Appreciation HLS Fund(1)	94,466,954.0315	3,149,954.7430	5,726,712.6307	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	44,312,363.6449	1,809,730.3575	1,393,097.8926	0.0000
Hartford Dividend and Growth HLS Fund(1)	124,988,275.0039	3,763,499.6028	9,172,581.5603	0.0000
Hartford Global Growth HLS Fund(1)	15,858,197.1705	832,028.9355	514,690.6920	0.0000
Hartford Growth Opportunities HLS Fund(1)	35,088,834.0484	1,639,115.9614	1,086,176.1282	0.0000
Hartford Healthcare HLS Fund(1)	7,560,269.1340	132,483.0000	216,007.0000	0.0000
Hartford High Yield HLS Fund(1)	39,757,140.5652	1,630,259.5317	1,582,896.0961	0.0000
Hartford International Opportunities HLS Fund(1)	67,464,946.3659	2,796,169.5736	2,279,984.8521	119,548.0000
Hartford MidCap HLS Fund(2)	22,649,116.9774	528,405.6938	3,308,277.5287	0.0000
Hartford MidCap Value HLS Fund(1)	29,591,370.5384	706,968.1062	612,518.8074	0.0000
Hartford Small Cap Growth HLS Fund(2)	23,229,031.7737	396,290.9920	780,643.1054	1,453,102.0000
Hartford Small Company HLS Fund(1)	33,226,026.0797	970,890.5258	1,013,186.0215	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	11,667,590.8594	298,449.4983	753,951.9533	0.0000
Hartford Stock HLS Fund(1)	20,740,796.0800	788,774.1754	961,794.7386	0.0000
Hartford Total Return Bond HLS Fund(1)	218,054,022.2714	7,061,616.6450	10,762,322.9046	0.0000
Hartford U.S. Government Securities HLS Fund(1)	44,253,997.1321	1,445,777.8891	1,819,577.3858	0.0000
Hartford Ultrashort Bond HLS Fund(1)	58,406,990.3858	2,770,270.3849	3,644,479.3663	0.0000
Hartford Value HLS Fund(1)	29,266,957.4890	702,207.5122	615,049.2288	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	81,288,968.9488	5,635,762.1557	3,538,983.2955	0.0000
Hartford Capital Appreciation HLS Fund(1)	90,357,661.3779	7,017,376.6818	5,968,583.3455	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	42,740,567.2203	3,159,268.9653	1,615,355.7094	0.0000
Hartford Dividend and Growth HLS Fund(1)	120,935,131.1770	7,055,101.5694	9,934,123.4206	0.0000
Hartford Global Growth HLS Fund(1)	15,495,357.3020	1,115,138.5477	594,420.9483	0.0000
Hartford Growth Opportunities HLS Fund(1)	33,475,868.2213	3,044,570.2604	1,293,687.6563	0.0000
Hartford Healthcare HLS Fund(1)	7,389,062.4079	237,430.7261	282,266.0000	0.0000
Hartford High Yield HLS Fund(1)	38,619,974.0367	2,953,248.4360	1,397,073.7203	0.0000
Hartford International Opportunities HLS Fund(1)	65,713,476.3829	4,653,207.1841	2,174,417.2246	119,548.0000
Hartford MidCap HLS Fund(2)	21,735,895.5978	1,310,017.8354	3,439,886.7667	0.0000
Hartford MidCap Value HLS Fund(1)	27,441,826.5228	2,812,031.2698	656,999.6594	0.0000
Hartford Small Cap Growth HLS Fund(2)	22,854,308.9933	737,316.4196	814,340.4582	1,453,102.0000
Hartford Small Company HLS Fund(1)	32,400,067.9806	1,692,016.0679	1,118,018.5785	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	11,080,805.5805	932,618.7772	706,567.9533	0.0000
Hartford Stock HLS Fund(1)	19,921,462.3284	1,434,071.9932	1,135,830.6724	0.0000
Hartford Total Return Bond HLS Fund(1)	214,185,770.1674	10,464,606.7312	11,227,584.9224	0.0000
Hartford U.S. Government Securities HLS Fund(1)	43,716,651.6845	1,930,954.9792	1,871,745.7433	0.0000
Hartford Ultrashort Bond HLS Fund(1)	53,536,980.4415	6,806,755.7905	4,478,003.9050	0.0000
Hartford Value HLS Fund(1)	27,912,646.2080	2,004,484.6138	667,083.4082	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

260

Hartford HLS Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	81,470,822.4042	5,574,504.6504	3,418,387.3454	0.0000
Hartford Capital Appreciation HLS Fund(1)	90,474,484.6178	6,710,536.4107	6,158,600.3767	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	42,874,762.6053	3,212,309.5904	1,428,119.6993	0.0000
Hartford Dividend and Growth HLS Fund(1)	120,952,568.0386	6,932,760.8916	10,039,027.2368	0.0000
Hartford Global Growth HLS Fund(1)	15,520,883.8161	1,098,876.6036	585,156.3783	0.0000
Hartford Growth Opportunities HLS Fund(1)	33,749,470.9784	2,868,379.3895	1,196,275.7701	0.0000
Hartford Healthcare HLS Fund(1)	7,432,802.6736	196,556.4604	279,400.0000	0.0000
Hartford High Yield HLS Fund(1)	39,436,209.7147	2,262,975.8436	1,271,110.6347	0.0000
Hartford International Opportunities HLS Fund(1)	65,420,486.7348	4,759,155.8674	2,361,458.1894	119,548.0000
Hartford MidCap HLS Fund(2)	21,881,634.0440	1,172,332.0028	3,431,834.1531	0.0000
Hartford MidCap Value HLS Fund(1)	27,558,354.3914	2,735,474.2153	617,028.8453	0.0000
Hartford Small Cap Growth HLS Fund(2)	22,797,615.7646	771,914.4318	836,435.6747	1,453,102.0000
Hartford Small Company HLS Fund(1)	32,410,684.5013	1,718,420.3543	1,080,997.7714	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	11,091,596.4195	921,828.9382	706,566.9533	0.0000
Hartford Stock HLS Fund(1)	19,971,227.0680	1,403,083.2773	1,117,054.6487	0.0000
Hartford Total Return Bond HLS Fund(1)	213,171,787.8004	10,258,694.4802	12,447,479.5404	0.0000
Hartford U.S. Government Securities HLS Fund(1)	43,589,879.0144	2,063,759.2769	1,865,714.1157	0.0000
Hartford Ultrashort Bond HLS Fund(1)	56,258,776.1717	4,480,935.3284	4,082,028.6369	0.0000
Hartford Value HLS Fund(1)	27,865,523.8861	2,025,587.4178	693,102.9261	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	81,674,660.5982	5,302,528.6361	3,486,525.1657	0.0000
Hartford Capital Appreciation HLS Fund(1)	90,510,990.8164	6,729,239.4261	6,103,391.1627	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	42,682,748.9657	3,381,859.9812	1,450,582.9481	0.0000
Hartford Dividend and Growth HLS Fund(1)	120,970,647.5337	6,807,830.8540	10,145,877.7793	0.0000
Hartford Global Growth HLS Fund(1)	15,460,933.5211	1,100,386.1630	643,597.1139	0.0000
Hartford Growth Opportunities HLS Fund(1)	34,057,767.4776	2,502,222.8695	1,254,135.7909	0.0000
Hartford Healthcare HLS Fund(1)	7,356,059.4079	215,903.7261	336,796.0000	0.0000
Hartford High Yield HLS Fund(1)	38,997,464.6663	2,443,739.0068	1,529,092.5199	0.0000
Hartford International Opportunities HLS Fund(1)	65,919,691.1593	4,371,867.1265	2,249,542.5058	119,548.0000
Hartford MidCap HLS Fund(2)	21,990,046.4563	1,060,849.8385	3,434,903.9051	0.0000
Hartford MidCap Value HLS Fund(1)	28,431,101.4981	1,785,406.7346	694,349.2193	0.0000
Hartford Small Cap Growth HLS Fund(2)	22,897,970.5236	656,892.1882	851,103.1593	1,453,102.0000
Hartford Small Company HLS Fund(1)	32,497,197.3982	1,598,477.7819	1,114,427.4469	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	11,405,530.9601	474,369.3976	840,091.9533	0.0000
Hartford Stock HLS Fund(1)	20,121,181.8641	1,320,102.8157	1,050,080.3142	0.0000
Hartford Total Return Bond HLS Fund(1)	213,521,822.1041	11,032,057.3723	11,324,082.3446	0.0000
Hartford U.S. Government Securities HLS Fund(1)	43,906,357.5931	1,961,362.7968	1,651,632.0171	0.0000
Hartford Ultrashort Bond HLS Fund(1)	55,013,417.4849	5,615,232.3905	4,193,090.2616	0.0000
Hartford Value HLS Fund(1)	28,792,332.5490	1,114,401.2784	677,480.4026	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

261

Hartford HLS Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	80,053,492.1791	7,067,883.7455	3,342,338.4754	0.0000
Hartford Capital Appreciation HLS Fund(1)	84,780,758.0102	12,218,442.5529	6,344,420.8421	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	41,917,306.0963	3,841,237.2822	1,756,648.5165	0.0000
Hartford Dividend and Growth HLS Fund(1)	110,612,227.3062	16,778,345.9366	10,533,782.9242	0.0000
Hartford Global Growth HLS Fund(1)	15,251,157.4278	1,444,026.8433	509,732.5269	0.0000
Hartford Growth Opportunities HLS Fund(1)	33,483,114.9755	3,018,508.6244	1,312,502.5381	0.0000
Hartford Healthcare HLS Fund(1)	7,289,820.6736	341,135.4604	277,803.0000	0.0000
Hartford High Yield HLS Fund(1)	38,234,809.2887	2,848,622.4277	1,886,864.4766	0.0000
Hartford International Opportunities HLS Fund(1)	56,963,607.7782	13,005,523.3902	2,571,969.6232	119,548.0000
Hartford MidCap HLS Fund(2)	18,188,763.7838	4,866,913.8209	3,430,122.5952	0.0000
Hartford MidCap Value HLS Fund(1)	27,442,511.9566	2,643,386.7647	824,958.7307	0.0000
Hartford Small Cap Growth HLS Fund(2)	22,281,047.0136	1,262,701.9146	862,216.9429	1,453,102.0000
Hartford Small Company HLS Fund(1)	19,677,614.9058	14,401,224.8121	1,131,262.9091	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	10,297,136.3208	1,618,761.2347	804,094.7555	0.0000
Hartford Stock HLS Fund(1)	19,687,075.2727	1,673,510.6656	1,130,779.0557	0.0000
Hartford Total Return Bond HLS Fund(1)	196,881,270.6523	25,686,079.6481	13,310,611.5206	0.0000
Hartford U.S. Government Securities HLS Fund(1)	42,227,852.5322	3,541,602.1734	1,749,897.7014	0.0000
Hartford Ultrashort Bond HLS Fund(1)	53,531,876.5343	7,193,163.8629	4,096,699.7398	0.0000
Hartford Value HLS Fund(1)	27,968,832.9977	1,946,478.4232	668,902.8091	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

262

Hartford HLS Funds

Directors and Officers of the Companies

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships for Public Companies and Other Registered Investment Companies Held by Director
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

263

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships for Public Companies and Other Registered Investment Companies Held by Director
CHRISTINE DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).
DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None
WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008,	76	None

264

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships for Public Companies and Other Registered Investment Companies Held by Director
			Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.
PHILLIP O. PETERSON (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

265

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships for Public Companies and Other Registered Investment Companies Held by Director
LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

266

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

267

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
MICHAEL FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC effective July 30, 2016. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

268

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

Name, Year of Birth and Address(1)	Position Held with the Companies	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, the address of each officer and Director will be c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(4)	For Hartford Series Fund, Inc.
(5)	For Hartford HLS Series Fund II, Inc.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

269

Hartford HLS Funds

General Information (Unaudited)

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

270

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Small Company HLS Fund

Hartford Small/Mid Cap Equity HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain funds, shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”) voted to approve a new investment management agreement (the “Management Agreement”) by and between Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), on behalf of each of their respective Funds, and Hartford Funds Management Company, LLC (“HFMC”).

At their meeting held on August 2-3, 2016, the Boards of Directors (collectively, the “Board”) of HLS and HLS II, including each of the Independent Directors, unanimously voted to approve (i) the continuation of the Management Agreement; and (ii) the continuation of the investment sub-advisory agreement between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2016 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2016 and August 2-3, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 21-22, 2016 and August 2-3, 2016 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

271

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HFMC and its affiliates to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 35 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up. The Board considered that HFMC is responsible for providing the Funds’ officers. The Board also noted that Hartford Life Insurance Company (“HLIC”), an affiliate of HFMC, provides administrative services to the Funds. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

272

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year, including in connection with the annual approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and, with respect to certain reports, net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the Management Agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 21-22, 2016 and August 2-3, 2016 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund, taking into account that HFMC compensates the Sub-adviser out of the management fee paid by the Fund to HFMC. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered that the management fee for each Fund covers the fee paid by HFMC to HLIC for providing certain administrative services to the Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Broadridge, in consultation with the Consultant, and a broader universe of funds selected by Broadridge. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees and total operating expenses.

273

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board noted the effect of the run-off of the variable annuity business on the HLS Funds and also noted that, for Hartford Small/Mid Cap Equity HLS Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds, including the role of each Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Funds and that HFMC receives fees for fund accounting and related services from the Funds. The Board considered information on profits to HLIC and HFMC for such services. The Board considered that it had approved an increase in the Funds’ fund accounting fee rate. The Board reviewed information from Broadridge comparing the new accounting fee rate with relevant industry data and considered that the new fund accounting fee schedule more properly aligned with HFMC’s actual costs for those services. The Board considered that, while the new fee schedule is projected to result in a reasonable increase in overall profitability to HFMC, HFMC expected that it would continue to operate at a net loss with respect to fund accounting services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information regarding the transfer agency services provided by HASCO to the Funds and the transfer agency fees received therefor. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds. The Board also noted that certain affiliates of HFD receive compensation from HFD, including affiliated insurance companies that offer the Funds as investment options under their contracts.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes.

274

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund-by-Fund factors

Hartford Balanced HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-year period, above its blended custom benchmark for the 3-year period and in line with its blended custom benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has a temporary management fee waiver through December 31, 2016.

Hartford Capital Appreciation HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

Hartford Disciplined Equity HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

Hartford Dividend and Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Global Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Growth Opportunities HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

275

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Healthcare HLS Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford High Yield HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

Hartford International Opportunities HLS Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.

Hartford MidCap HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford MidCap Value HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

Hartford Small Cap Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

276

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Small Company HLS Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Small/Mid Cap Equity HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.

Hartford Stock HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Total Return Bond HLS Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Ultrashort Bond HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford U.S. Government Securities HLS Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

277

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Value HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

278

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people

who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a "Fund" and collectively, the "Funds") are not subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford") but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Funds are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 or 800-279-1541. Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds' investment manager. The Funds are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with Wellington Management Company LLP.

HLSAR16 2-17 115336-6 Printed in U.S.A.

hartfordfunds.com
888-843-7824
@hartfordfunds
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HARTFORDFUNDS
Our benchmark is the investor.®

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	The registrant amended the code of ethics on May 3, 2016. The key changes to the code of ethics are as follows: (1) simplify the code provisions, (2) simplify the waiver process, and (3) require that the specified officers in the code of ethics complete an initial and annual certification.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$75,180 for the fiscal year ended December 31, 2015; $77,620 for the fiscal year ended December 31, 2016.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$6,836 for the fiscal year ended December 31, 2015; $2,105 for the fiscal year ended December 31, 2016. Audit-related services are principally in connection with Rule 17Ad-13 under the Securities Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$23,497 for the fiscal year ended December 31, 2015; $22,721 for the fiscal year ended December 31, 2016. Tax-related services are principally in connection with, but not limited to, general tax services and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2015; $0 for the fiscal year ended December 31, 2016.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.	The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended December 31, 2016, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

$1,772,088 for the fiscal year ended December 31, 2015; $1,226,050 for the fiscal year ended December 31, 2016.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: February 27, 2017	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2017	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: February 27, 2017	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller